As filed with the SEC on __________________	.	Registration No. 333-112808

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 8

PRUCO LIFE

VARIABLE UNIVERSAL ACCOUNT

(Exact Name of Registrant)

PRUCO LIFE INSURANCE COMPANY

(Name of Depositor)

213 Washington Street

Newark, New Jersey 07102-2992

(800) 286-7754

(Address and telephone number of principal executive offices)

Thomas C. Castano

Chief Legal Officer

Pruco Life Insurance Company

213 Washington Street

Newark, New Jersey 07102-2992

(Name and address of agent for service)

Copy to:

Christopher E. Palmer, Esq.

Goodwin Procter LLP

901 New York Avenue, N.W.

Washington, D.C. 20001

It is proposed that this filing will become effective (check appropriate space):

□ immediately upon filing pursuant to paragraph (b) of Rule 485

■ on	May 1, 2008	pursuant to paragraph (b) of Rule 485
(date)

□ 60 days after filing pursuant to paragraph (a)(1) of Rule 485

□ on	__________	pursuant to paragraph (a)(1) of Rule 485
(date)

■ This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

PART A:

INFORMATION REQUIRED IN THE PROSPECTUS

PROSPECTUS

May 1, 2008

PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

PruLife® Custom Premier II

This prospectus describes an individual flexible premium variable universal life insurance contract, the PruLife® Custom Premier II Contract (the “Contract”) offered by Pruco Life Insurance Company ("Pruco Life", "us", "we", or "our"), a stock life insurance company. Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America.

You may choose to invest your Contract's premiums and its earnings in one or more of 49 variable investment options of the Pruco Life Variable Universal Account (the “Account”):

Diversified Bond	SP Growth Asset Allocation	AST JPMorgan International Equity
Equity	SP International Growth	AST Large-Cap Value
Global	SP International Value	AST Marsico Capital Growth
High Yield Bond	SP Mid Cap Growth	AST MFS Global Equity
Jennison	SP PIMCO High Yield	AST MFS Growth
Jennison 20/20 Focus	SP PIMCO Total Return	AST Neuberger Berman Mid-Cap Growth
Money Market	SP Prudential U.S. Emerging Growth	AST Neuberger Berman Small-Cap Growth
Natural Resources	SP Small Cap Value	AST PIMCO Limited Maturity Bond
Small Capitalization Stock	SP Strategic Partners Focused Growth	AST Small-Cap Growth
Stock Index	AST Cohen & Steers Realty	AST Small-Cap Value
SP Aggressive Growth Asset Allocation	AST DeAM Large-Cap Value	AST T. Rowe Price Global Bond
SP Balanced Asset Allocation	AST DeAM Small-Cap Value	AST T. Rowe Price Large-Cap Growth
SP Conservative Asset Allocation	AST Federated Aggressive Growth	AST T. Rowe Price Natural Resources
SP Davis Value	AST Goldman Sachs Mid-Cap Growth	AST UBS Dynamic Alpha

American Century VP Mid Cap Value Fund	JPMorgan Intrepid Mid Cap Value
Dreyfus MidCap Stock	MFS Utilities Series
Dreyfus Socially Responsible Growth	Neuberger Berman AMT Socially Responsive
Janus Aspen Series International Growth

For a complete list of the 49 variable investment options, their investment objectives, and their investment advisers, see The Funds.

You may also choose to invest your Contract’s premiums and its earnings in the fixed rate option, which pays a guaranteed interest rate. See The Fixed Rate Option.

Please Read this Prospectus. Please read this prospectus before purchasing a PruLife® Custom Premier II variable universal life insurance Contract and keep it for future reference. Current prospectuses for each of the underlying mutual funds accompany this prospectus. These prospectuses contain important information about the mutual funds. Please read these prospectuses and keep them for reference.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined that this Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

The Contract may be purchased through registered representatives located in banks and other financial institutions. Investment in a variable life insurance contract is subject to risk, including the possible loss of your money. An investment in PruLife® Custom Premier II is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.

Pruco Life Insurance Company

213 Washington Street

Newark, New Jersey 07102-2992

Telephone: (800) 944-8786

TABLE OF CONTENTS

Page
SUMMARY OF CHARGES AND EXPENSES	1
Expenses other than Portfolio Expenses	1
Portfolio Expenses	5

SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS	5
Brief Description of the Contract	5
Target Term Rider Summary	5
Types of Death Benefit Available Under the Contract	6
No-Lapse Guarantee Information	6
The Contract Fund	7
Premium Payments	7
Allocation of Premium Payments	7
Investment Choices	7
Transfers Among Investment Options	7
Increasing or Decreasing Basic Insurance Amount	8
Access to Contract Values	8
Contract Loans	8
Canceling the Contract (“Free-Look”)	9

SUMMARY OF CONTRACT RISKS	9
Contract Values are not Guaranteed	9
Limitation of Benefits on Certain Riders for Claims Due to War or Service in the Armed Forces	9
Increase in Charges	9
Contract Lapse	9
Risks of Using the Contract as a Short Term Savings Vehicle	9
Risks of Taking Withdrawals	10
Limitations on Transfers	10
Limitations and Charges on Surrender of the Contract	11
Risks of Taking a Contract Loan	11
Potential Tax Consequences	11
Replacement of the Contract	12

SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS	12
Risks Associated with the Variable Investment Options	12
Learn More about the Variable Investment Options	12

GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES	12
Pruco Life Insurance Company	12
The Pruco Life Variable Universal Account	13
The Funds	13
Service Fees Payable to Pruco Life	19
Voting Rights	20
Substitution of Variable Investment Options	20
The Fixed Rate Option	20

CHARGES AND EXPENSES	20
Sales Load Charges	21
Premium Based Administrative Charge	21
Cost of Insurance	22
Monthly Deductions from the Contract Fund	22
Daily Deduction from the Variable Investment Options	23
Surrender Charges	24
Transaction Charges	24
Allocated Charges	25
Charges After Age 121	25
Portfolio Charges	25
Charges for Optional Rider Coverage	25

PERSONS HAVING RIGHTS UNDER THE CONTRACT	26
Contract Owner	26
Beneficiary	26

OTHER GENERAL CONTRACT PROVISIONS	26
Assignment	26
Incontestability	26
Misstatement of Age or Sex	26
Settlement Options	27
Suicide Exclusion	27

RIDERS	27
Target Term Rider (Not Available with Contract Form VUL-2008)	27
Other Riders	28

REQUIREMENTS FOR ISSUANCE OF A CONTRACT	29

PREMIUMS	30
Minimum Initial Premium	30
Available Types of Premium	30
Allocation of Premiums	31
Transfers/Restrictions on Transfers	31
Dollar Cost Averaging	33
Auto-Rebalancing	33

DEATH BENEFITS	34
Contract Date	34
When Proceeds Are Paid	34
Death Claim Settlement Options	34
Types of Death Benefit	34
Changing the Type of Death Benefit	35
No-Lapse Guarantee	36
Increases in Basic Insurance Amount	38
Decreases in Basic Insurance Amount	39

CONTRACT VALUES	39
Surrender of a Contract	39
How a Contract's Cash Surrender Value Will Vary	40
Loans	40
Withdrawals	41

LAPSE AND REINSTATEMENT	42

TAXES	42
Tax Treatment of Contract Benefits	42

DISTRIBUTION AND COMPENSATION	45

LEGAL PROCEEDINGS	46

ADDITIONAL INFORMATION	47

DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS	48

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	50

SUMMARY OF CHARGES AND EXPENSES

Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS.

Expenses other than Portfolio Expenses

The following tables describe the maximum fees and expenses that you could pay when buying, owning, and surrendering the Contract. Generally, our current fees and expenses are lower than the maximum fees and expenses reflected in the following tables. For more information about fees and expenses, see CHARGES AND EXPENSES.

The first table describes maximum fees and expenses that we deduct from each premium payment, and maximum fees we charge for transactions and riders.

Table 1: Transaction and Optional Rider Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge on Premiums (Load)	Deducted from premium payments.	6% of premium payment.
Premium Based Administrative Charge	Deducted from premium payments.	7.5% of premium payment.
Surrender fee(1)	Upon lapse, surrender, or decrease in basic insurance amount.	Up to 100% of first year Sales Load Target Premium, less premium for riders and extras.
Transfer fee	Each transfer exceeding 12 in any Contract year.	$25
Withdrawal fee	Upon withdrawal.	Lesser of $25 and 2% of withdrawal amount.
Insurance Amount Change fee	Upon change in basic insurance amount or Target Term Rider coverage.	$25
Living Needs Benefit fee	When benefit is paid.	$150

(1)

The maximum surrender charge percentage of 100% applies in the early durations for younger ages. The percentage varies by Contract form, issue age and duration, and decreases to zero by the end of the 10th year. For some older ages, the duration is as short as 3 years. For Contract Form VUL-2004 the maximum surrender charge percentage is 90%. See CHARGES AND EXPENSES.

The second and third tables describe the maximum Contract fees and expenses that you will pay periodically during the time you own the Contract, not including the Funds’ fees and expenses.

Table 2 shows such charges for Contracts issued on or after the date that is the later of May 1, 2008 and the date of any subsequent state regulatory approval and uses the 2001 CSO Mortality Table (Contract Form VUL-2008). Your Contract's form number is located in the lower left hand corner on the first page of your Contract.

Table 3 shows such charges for Contracts issued prior to the date that is the later of May 1, 2008 and the date of any subsequent state regulatory approval and uses the 1980 CSO Mortality Table (Contract form VUL-2004 issued prior to October 17, 2005 and Contract form VUL-2005 issued on or after October 17, 2005 or susequent state approval).

Table 2: Periodic Contract and Optional Rider Charges Other Than The Funds’ Operating Expenses (Contract Form VUL-2008)
Charge	When Charge is Deducted	Amount Deducted

Cost of Insurance (“COI”) for the basic insurance amount.

Minimum and Maximum Charges

_____________

Initial COI for a representative Contract owner, male age 32 in the Nonsmoker Plus underwriting class, no riders.

	Monthly	From $.02 to $83.34 per $1,000 of net amount at risk.(1)(2) _____________ $0.09 per $1,000 of net amount at risk.
Mortality and Expense Risk fee	Daily	Effective annual rate of 0.45% of assets in variable investment options.
Additional Mortality fees for risk associated with certain health conditions, occupations, avocations, or aviation risks.	Monthly	From $0.10 to $2.08 per $1,000 of basic insurance amount.(3)
Net interest on loans(4)	Annually	1% for standard loans. 0.10% for preferred loans.

Administrative fee for basic insurance amount

Minimum and Maximum Charges

_____________

Basic insurance amount fee for a representative Contract owner, male age 32 in the Nonsmoker Plus underwriting class, no riders.

	Monthly	$30 per Contract plus $0.06 to $1.50 per $1,000 of basic insurance amount. _____________ $30 plus $0.13 per $1,000 of basic insurance amount.

Administrative fee for an increase to basic insurance amount

Minimum and Maximum Charges

_____________

Increase to basic insurance amount fee for a representative Contract owner, male age 32 in the Nonsmoker Plus underwriting class, no riders.

	Monthly	$12 per increase segment plus $0.06 to $1.50 per $1,000 of increase. _____________ $12 per increase segment plus $0.13 per $1,000 of increase.

Accidental Death Benefit Rider(5)

Minimum and Maximum Charges

_____________

Accidental Death Benefit Rider fee for a representative Contract owner, male age 32 in the Nonsmoker Plus underwriting class.

	Monthly	From $0.05 to $0.28 per $1,000 of coverage.(1) _____________ $0.07 per $1,000 of coverage.
Children Level Term Rider(5)	Monthly	$.42 per $1,000 of coverage.

Enhanced Disability Benefit Rider(5)

Minimum and Maximum Charges

_____________

Enhanced Disability Benefit Rider fee for a representative Contract owner, male age 32 in the Nonsmoker Plus underwriting class.

Monthly

From 7.08% to 12.16% of the greater of: 9% of the policy target premium or the total of monthly deductions. (1)

_____________

7.52% of the greater of: 9% of the policy target premium or the total of monthly deductions.

(1)	The charge varies based on the individual characteristics of the insured, including such characteristics as: age, sex, and underwriting class.
(2)

For example, the highest COI rate is for an insured who is a male/female age 120. You may obtain more information about the particular COI charges that apply to you by contacting your Pruco Life representative.

(3)	The amount and duration of the charge will vary based on individual circumstances including issue age, type of risk, and the frequency of exposure to the risk.
(4)

The maximum loan rate reflects the net difference between a standard loan with an effective annual interest rate of 4% and an effective annual interest credit equal to 3%. Preferred loans are charged a lower effective annual interest rate. See Loans.

(5)	Duration of the charge is limited. See CHARGES AND EXPENSES.

Table 3: Periodic Contract and Optional Rider Charges Other Than The Funds’ Operating Expenses (Contract Forms VUL-2004 and VUL-2005)
Charge	When Charge is Deducted	Amount Deducted

Cost of Insurance (“COI”) for the basic insurance amount.

Minimum and Maximum Charges

_____________

Initial COI for a representative Contract owner, male age 32 in the Nonsmoker Plus underwriting class, no riders.

	Monthly	From $.06 to $83.34 per $1,000 of net amount at risk.(1)(2) _____________ $0.13 per $1,000 of net amount at risk.

Cost of Insurance (“COI”) for Target Term Rider coverage.

Minimum and Maximum Charges

_____________

Initial COI for a representative Contract owner, male age 32 in the Nonsmoker Plus underwriting class.

	Monthly	From $.06 to $83.34 per $1,000 of Target Term Rider death benefit.(1)(2) _____________ $0.13 per $1,000 of Target Term Rider death benefit.
Mortality and Expense Risk fees	Daily	Effective annual rate of 0.45% of assets in variable investment options.
Additional Mortality fee for risk associated with certain health conditions, occupations, avocations, or aviation risks.	Monthly	From $0.10 to $2.08 per $1,000 of basic insurance amount.(3)
Net interest on loans(4)	Annually	1% for standard loans. 0.10% for preferred loans.

Administrative fee for basic insurance amount

Minimum and Maximum Charges

_____________

Basic insurance amount fee for a representative Contract owner, male age 32 in the Nonsmoker Plus underwriting class, no riders.

	Monthly	$30 per Contract plus $0.04 to $1.40 per $1,000 of basic insurance amount. _____________ $30 plus $0.12 per $1,000 of basic insurance amount.

Administrative fee for an increase to basic insurance amount

Minimum and Maximum Charges

_____________

Increase to basic insurance amount fee for a representative Contract owner, male age 32 in the Nonsmoker Plus underwriting class, no riders.

	Monthly	$12 per increase segment plus $0.04 to $1.40 per $1,000 of increase. _____________ $12 per increase segment plus $0.12 per $1,000 of increase.

The Target Term Rider or an increase to the Target Term Rider

Minimum and Maximum Charges

_____________

Target Term Rider fee for a representative Contract owner, male age 32 in the Nonsmoker Plus underwriting class.

	Monthly	From $0.05 to $1.41 per $1,000 of Target Term Rider.(1) _____________ $0.13 per $1,000 of Target Term Rider.

Accidental Death Benefit Rider(5)

Minimum and Maximum Charges

_____________

Accidental Death Benefit Rider fee for a representative Contract owner, male age 32 in the Nonsmoker Plus underwriting class.

	Monthly	From $0.05 to $0.28 per $1,000 of coverage.(1) _____________ $0.07 per $1,000 of coverage.
Children Level Term Rider(5)	Monthly	$.42 per $1,000 of coverage.

Enhanced Disability Benefit Rider(5)

Minimum and Maximum Charges

_____________

Enhanced Disability Benefit Rider fee for a representative Contract owner, male age 32 in the Nonsmoker Plus underwriting class.

Monthly

From 7.08% to 12.16% of the greater of: 9% of the policy target premium or the total of monthly deductions. (1)(6)

_____________

7.52% of the greater of: 9% of the policy target premium or the total of monthly deductions.

(1)	The charge varies based on the individual characteristics of the insured, including such characteristics as: age, sex, and underwriting class.
(2)

For example, the highest COI rate is for an insured who is a male/female age 99. You may obtain more information about the particular COI charges that apply to you by contacting your Pruco Life representative.

(3)	The amount and duration of the charge will vary based on individual circumstances including issue age, type of risk, and the frequency of exposure to the risk.
(4)	The maximum loan rate reflects the net difference between a standard loan with an effective annual interest rate of

4% and an effective annual interest credit equal to 3%. Preferred loans are charged a lower effective annual interest rate. See Loans.

(5)	Duration of the charge is limited. See CHARGES AND EXPENSES.
(6)	For Contracts issued on Contract Form VUL-2004, the amount deducted is 7.08% to 10.39% of the greater of 9% of the policy target premium or the total of monthly deductions.

Portfolio Expenses

This table shows the minimum and maximum total operating expenses charged by the Funds that you will pay periodically during the time you own the Contract. More detail concerning each Funds’ fees and expenses is contained in the prospectus for each of the Funds.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses that are deducted from the Funds’ assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.37%	1.21%

SUMMARY OF THE CONTRACT

AND CONTRACT BENEFITS

Brief Description of the Contract

PruLife® Custom Premier II is a form of variable universal life insurance. A variable universal life insurance contract is a flexible form of life insurance. It has a death benefit and a Contract Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your net premiums. You may invest net premiums in one or more of the 49 variable investment options or in the fixed rate option. Although the value of your Contract Fund may increase if there is favorable investment performance in the variable investment options you select, investment returns in the variable investment options are NOT guaranteed. There is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease. The risk will be different, depending upon which investment options you choose. You bear the risk of any decrease. If you select the fixed rate option, we credit your account with a declared rate of interest, but you assume the risk that the rate may change, although it will never be lower than an effective annual rate of 3%. Transfers from the fixed rate option may be restricted. The Contract is designed to be flexible to meet your specific life insurance needs. Within certain limits, the Contract will provide you with flexibility in determining the amount and timing of your premium payments. Some features and/or riders described in this prospectus may not be available in some states.

Target Term Rider Summary

Contract Forms other than Contract Form VUL-2008 may be issued with a Target Term Rider that could have a significant effect on the performance of your Contract. The Target Term Rider provides for a flexible term insurance benefit to attained age 100 on the life of the insured. You specify the initial amount of the Target Term Rider coverage, up to four times the base Contract's basic insurance amount. The Target Term Rider is not available with Contract Form VUL-2008.

A Contract with a Target Term Rider will offer higher cash values than an all-base Contract with the same initial death benefit and premium payments if we do not change our current charges. The cash values will be higher because the current sales expense charge attributable to the Target Term Rider is lower than the charge attributable to the Sales Load Target Premium under the base policy. Our current COI and per $1,000 of insurance charges are also lower for the Target Term Rider.

However, a Contract with a Target Term Rider offers the potential for a greater reduction of cash values and death benefits than an all-base Contract with the same death benefit if we raise our current charges to the maximum contractual level. There would be a greater reduction because guaranteed maximum charges attributable to the basic insurance amount and the Target Term Rider coverage amount are the same except for the per $1,000 of insurance portion of the monthly administrative charge which is higher for a Target Term Rider.

There are various factors to consider regarding a Target Term Rider. Pruco Life pays significantly lower commissions on a Contract with a Target Term Rider than on an all base Contract with the same initial death benefit and premium payments. This may provide a financial incentive for your Pruco Life representative to promote the sale of a Contract without a Target Term Rider. However, not all Contract benefits and guarantees are available on Contracts issued with a Target Term Rider. For additional information, see RIDERS.

The surrender charge does not apply to a Target Term Rider.

Types of Death Benefit Available Under the Contract

There are three types of death benefit available. You may choose a Contract with a Type A (fixed) death benefit under which the death benefit generally remains at the basic insurance amount you initially chose. However, the Contract Fund (described below) may grow to a point where the death benefit may increase and vary with investment experience. If you choose a Type B (variable) Contract, your death benefit will vary with investment experience. For Type A and Type B death benefits, as long as the Contract is in-force, the death benefit will never be less than the basic insurance amount shown in your Contract. If you choose a Contract with a Type C (return of premium) death benefit, the death benefit is generally equal to the basic insurance amount plus the total premiums paid into the Contract, less withdrawals, accumulated at an interest rate (between 0% and 8%; in ½% increments) chosen by the Contract owner. The death benefit on a Type C Contract is limited to the basic insurance amount plus an amount equal to: the Contract Fund plus the Type C Limiting Amount (the sum of the initial basic insurance amount plus any initial Target Term Rider coverage amount on Contract Forms VUL-2004 and VUL-2005 multiplied by the Type C Death Benefit Factor, both located in the Contract Limitations section of your Contract.

Any type of death benefit, described above, may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

You may change your Contract’s death benefit type after issue, however, if you choose a Type A or Type B death benefit at issue, you will not be able to change to a Type C death benefit thereafter. Also, if you change a Type C death benefit to a Type A or Type B death benefit after issue, you will not be able to change back to a Type C death benefit. See Types of Death Benefit and Changing the Type of Death Benefit.

No-Lapse Guarantee Information

We agree to keep your Contract in-force for a specified period, and guarantee that your Contract will not lapse as a result of unfavorable investment performance, as long as your total premiums (reduced to reflect withdrawals) accumulated at 4% interest are at least equal to the No-Lapse Guarantee Values shown in your Contract. If you have an outstanding Contract loan, a No-Lapse Guarantee will not keep the Contract in-force. See Withdrawals and Loans.

There are three guarantee periods. Each guarantee period is associated with a corresponding level of premium payments which, if paid at the beginning of each Contract year, guarantees that your Contract will not lapse during the relevant period, assuming there are no loans or withdrawals.

All Contracts have a Short Term No-Lapse Guarantee period, which has a corresponding Short Term No-Lapse Guarantee Premium. A Contract with a Target Term Rider and/or Death Benefit Type C will only have a Short Term No-Lapse Guarantee available. All other Contracts have a second, longer Limited No-Lapse Guarantee period with a corresponding Limited No-Lapse Guarantee Premium. Additionally, there is a Lifetime No-Lapse Guarantee period with a corresponding Lifetime Guarantee Premium for Contracts with Death Benefits Type A or Type B that have elected the Cash Value Accumulation Test for definition of life insurance. See No-Lapse Guarantee and PREMIUMS.

For Contracts issued on the VUL-2008 contract form, the Short Term No-Lapse Guarantee period is 8 years (6 years for ages 60 and older). The Limited No-Lapse Guarantee period lasts until the later to occur of attained age 75 or 10 years after issue. The Lifetime No-Lapse Guarantee period requires payments of the Lifetime No-Lapse Guarantee premium to attained age 121.

For Contracts issued on the VUL-2005 or VUL-2004 contract forms, the Short Term No-Lapse Guarantee period is 7 years (5 years for ages 60 and older). The Limited No-Lapse Guarantee period lasts until the later to occur of attained age 70 or 10 years after issue. The Lifetime No-Lapse Guarantee period requires payments of the Lifetime No-Lapse Guarantee Premium to attained age 100.

Unless a No-Lapse Guarantee is in effect, the Contract will go into default if the Contract Fund less any Contract debt and less any applicable surrender charges falls to zero or less. Your Pruco Life representative can tell you the premium amounts you will need to pay to maintain these guarantees.

The Contract Fund

Your Contract Fund value changes daily, reflecting: (1) increases or decreases in the value of the variable investment options; (2) interest credited on any amounts allocated to the fixed rate option; (3) interest credited on any loan; and (4) the daily asset charge for mortality and expense risks assessed against the variable investment options. The Contract Fund value also changes to reflect the receipt of premium payments, charges deducted from premium payments, and the monthly deductions described under CHARGES AND EXPENSES.

Premium Payments

You choose the timing and the amount of premium payments, with the exception of the minimum initial premium. All subsequent premium payments are subject to a minimum of $25 per payment. The Contract will remain in-force if the Contract Fund less any applicable surrender charges is greater than zero and more than any Contract debt. Paying insufficient premiums, poor investment results, or the taking of loans or withdrawals from the Contract will increase the possibility that the Contract will lapse. However, if the premiums you paid, accumulated at an effective annual rate of 4%, less withdrawals also accumulated at 4% (“Accumulated Net Payments”) are at least equal to the amounts shown in the Table of No-Lapse Guarantee Values in your Contract Data pages, and there is no Contract debt, we guarantee that your Contract will not lapse, even if investment experience is very unfavorable and the Contract Fund drops below zero. The length of time that the guarantee against lapse is available depends on your Contract's death benefit type. See PREMIUMS, No-Lapse Guarantee, and LAPSE AND REINSTATEMENT.

If you pay more premium than permitted under section 7702A of the Internal Revenue Code, your Contract would be classified as a Modified Endowment Contract, which would affect the federal income tax treatment of loans and withdrawals. For more information, see Modified Endowment Contracts.

Allocation of Premium Payments

When you apply for the Contract, you tell us how to allocate your premiums. You may change the way in which subsequent premiums are allocated by giving written notice to a Service Office or by telephoning a Service Office, provided you are enrolled to use the Telephone Transfer System. See the section titled "The Pruco Life Variable Universal Account". See Allocation of Premiums.

On the later of the Contract date and the end of the valuation period in which the initial premium is received, we deduct the charge for sales expenses and the premium based administrative charge from the initial premium. The remainder of the initial premium and any other net premium received in Good Order at the Payment Office (the address on your bill) during the 10 day period following your receipt of the Contract will be allocated to the Money Market investment option, then the first monthly deductions are made. After the tenth day, these funds, adjusted for any investment results, will be transferred out of the Money Market investment option and allocated among the variable investment options and/or the fixed rate option according to your current premium allocation.

The charge for sales expenses and the premium based administrative charge will also apply to all subsequent premium payments. The remainder of each subsequent premium payment will be invested as of the end of the valuation period in which it is received in Good Order at the Payment Office, in accordance with the allocation you previously designated.

Investment Choices

You may choose to invest your Contract's premiums and its earnings in one or more of 49 variable investment options. You may also invest in the fixed rate option. See The Funds and The Fixed Rate Option. You may transfer money among your investment choices, subject to restrictions. See Transfers/Restrictions on Transfers.

We may add or remove variable investment options in the future.

Transfers Among Investment Options

You may, up to 12 times each Contract year, transfer amounts among the variable investment options or to the fixed rate option. Additional transfers may be made only with our consent. Currently, we allow you to make additional transfers. For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, or by telephone, provided you are enrolled to use the Telephone Transfer System.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail.

Multiple transfers that occur during the same day, but prior to the end of the valuation period for that day, will be counted as a single transfer.

We may charge an administrative transaction fee of up to $25 for each transfer made exceeding 12 in any Contract year. No transaction fee is currently charged in connection with a transfer, but we reserve the right to charge such a fee.

Certain restrictions may apply to transfers from the fixed rate option.

We reserve the right to prohibit transfer requests determined to be disruptive to the investment option or to the disadvantage of other Contract owners.

Transfer restrictions will be applied in a uniform manner and will not be waived.

In addition, you may use our dollar cost averaging feature or our automatic rebalancing feature. For additional information, please see Transfers/Restrictions on Transfers, Dollar Cost Averaging, and Auto-Rebalancing.

Increasing or Decreasing Basic Insurance Amount

Subject to conditions determined by us, after the issue of the Contract and after the first Contract anniversary, you may increase the amount of insurance by increasing the basic insurance amount of the Contract. When you do this, you create an additional coverage segment. Each coverage segment will be subject to its own monthly deductions, surrender charge, and surrender charge period, which begins on that segment’s effective date. See Increases in Basic Insurance Amount and Surrender Charges. In addition, if a significant premium is paid in conjunction with an increase, there is a possibility that the Contract will be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits.

Subject to certain limitations, you also have the option of decreasing the basic insurance amount of your Contract after the issue of the Contract. See Decreases in Basic Insurance Amount.

For Contracts with more than one coverage segment, a decrease in basic insurance amount will reduce each coverage segment based on the proportion of the coverage segment amount to the total of all coverage segment amounts in effect just before the change. A decrease in basic insurance amount may result in a surrender charge. See Surrender Charges.

We may decline a decrease in the basic insurance amount if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code. In addition, if the basic insurance amount is decreased, there is a possibility that the Contract will be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits. We may decline a decrease in the basic insurance amount if the Contract Fund value is less than any applicable partial surrender charges.

No administrative processing charge is currently being made in connection with either an increase or a decrease in basic insurance amount. However, we reserve the right to charge such a fee in an amount of up to $25. See CHARGES AND EXPENSES.

Access to Contract Values

A Contract may be surrendered for its cash surrender value (the Contract Fund minus any Contract debt and minus any applicable surrender charge) while the insured is living. To surrender a Contract, we may require you to deliver or mail the Contract with a written request in a form that meets our needs, to a Service Office. The cash surrender value of a Contract will be determined as of the end of the valuation period in which such a request is received in a Service Office. Surrender of a Contract may have tax consequences. See Surrender of a Contract and Tax Treatment of Contract Benefits.

Under certain circumstances, you may withdraw a part of the Contract's cash surrender value without surrendering the Contract. The amount withdrawn must be at least $500. There is an administrative processing fee for each withdrawal which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount. Withdrawal of the cash surrender value may have tax consequences. See Withdrawals and Tax Treatment of Contract Benefits.

Contract Loans

You may borrow money from us using your Contract as security for the loan, provided the Contract is not in default. The maximum loan amount is equal to the sum of (1) 99% of the portion of the cash value attributable to the variable investment options and (2) the balance of the cash value, provided the Contract is not in default. The cash value is equal to the Contract Fund less any surrender charge. A Contract in default has no loan value. Under Contract Form VUL-2008 there is no minimum loan amount. The minimum loan amount you may borrow if you have Contract Form VUL-2004 or Contract Form VUL-2005 is generally $500, but may be lower in some states. See Loans.

Canceling the Contract (“Free-Look”)

Generally, you may return the Contract for a refund within 10 days after you receive it (or within any longer period of time required by state law). In general, you will receive a refund of all premium payments made, less applicable federal and state income tax withholding. However, if applicable law permits a market value free-look, you will receive the greater of (1) the Contract Fund (which includes any investment results) plus the amount of any charges that have been deducted or (2) all premium payments made (including premium payments made more than 10 days after you receive the Contract, but within any longer free-look period of time required by state law), less applicable federal and state income tax withholding. A Contract returned according to this provision shall be deemed void from the beginning.

SUMMARY OF CONTRACT RISKS

Contract Values are not Guaranteed

Your benefits (including life insurance) are not guaranteed, and may be entirely dependent on the investment performance of the variable investment options you select. The value of your Contract Fund rises and falls with the performance of the investment options you choose and the charges that we deduct. Poor investment performance could cause your Contract to lapse and you could lose your insurance coverage. However, payment of the death benefit may be guaranteed under the No-Lapse Guarantee feature.

The variable investment options you choose may not perform to your expectations. Investing in the Contract involves risks including the possible loss of your entire investment. Only the fixed rate option provides a guaranteed rate of return. For more detail, please see Risks Associated with the Variable Investment Options and The Fixed Rate Option.

Limitation of Benefits on Certain Riders for Claims Due to War or Service in the Armed Forces

We will not pay a benefit on any Accidental Death Benefit type rider or make payments for any disability type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression. This restriction includes service in the armed forces of any country at war.

Increase in Charges

In several instances we will use the terms “maximum charge” and “current charge.” The “maximum charge,” in each instance, is the highest charge that we may make under the Contract. The “current charge,” in each instance, is the amount that we now charge, which may be lower than the maximum charge. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Contract Lapse

Each month we determine the value of your Contract Fund. The Contract is in default if the Contract Fund, less any applicable surrender charges, is zero or less, unless it remains in-force under the No-Lapse Guarantee. See No-Lapse Guarantee. Your Contract will also be in default if at any time the Contract debt equals or exceeds the Contract Fund less any applicable surrender charges. Should either event occur, we will notify you of the required payment to prevent your Contract from terminating. See Loans. Your payment must be received at the Payment Office within the 61-day grace period after the notice of default is mailed or the Contract will end and have no value. See LAPSE AND REINSTATEMENT. If you have an outstanding loan when your Contract lapses, you may have taxable income as a result. See Tax Treatment of Contract Benefits - Pre-Death Distributions.

Risks of Using the Contract as a Short Term Savings Vehicle

Because the Contract provides for an accumulation of a Contract Fund as well as a death benefit, you may wish to use it for various insurance planning purposes. Purchasing the Contract for such purposes may involve certain risks.

For example, a life insurance contract could play an important role in helping you to meet the future costs of a child’s education. The Contract’s death benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings. However, if the variable investment options you choose perform poorly, if you do not pay sufficient premiums, or if you access the values in your Contract through withdrawals or Contract loans, your Contract may lapse or you may not accumulate the value you need.

The Contract is designed to provide benefits on a long-term basis. Consequently, you should not purchase the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether purchasing the Contract is consistent with the purpose for which it is being considered.

Risks of Taking Withdrawals

If your Contract meets certain requirements, you may make withdrawals from your Contract’s cash surrender value while the Contract is in-force. The amount withdrawn must be at least $500. The withdrawal amount is limited by the requirement that the cash surrender value after withdrawal may not be less than or equal to zero after deducting any charges associated with the withdrawal and an amount that we estimate will be sufficient to cover the Contract Fund deductions for two Monthly dates following the date of withdrawal. There is a transaction fee for each withdrawal which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount. Withdrawal of the cash surrender value may have tax consequences. See Tax Treatment of Contract Benefits.

Whenever a withdrawal is made, the death benefit will immediately be reduced by at least the amount of the withdrawal. Withdrawals under Type B (variable) and Type C (return of premium) Contracts will not change the basic insurance amount. However, under a Type A (fixed) Contract, the withdrawal may require a reduction in the basic insurance amount, and if the death benefit was increased to meet the definition of life insurance, a reduction in Target Term Rider coverage amount may be required. A surrender charge may be deducted when any withdrawal causes a reduction in the basic insurance amount. See CHARGES AND EXPENSES. No withdrawal will be permitted under a Type A (fixed) Contract if it would result in a basic insurance amount of less than the minimum basic insurance amount. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT. It is important to note, however, that if the basic insurance amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. Accessing the values in your Contract through withdrawals may significantly affect current and future Contract values or death benefit proceeds and may increase the chance that your Contract will lapse. Before making any withdrawal that causes a decrease in basic insurance amount, you should consult with your tax adviser and your Pruco Life representative. See Withdrawals and Tax Treatment of Contract Benefits.

Limitations on Transfers

You may, up to 12 times each Contract year, transfer amounts among the variable investment options or to the fixed rate option. We may charge up to $25 for each transfer made exceeding 12 in any Contract year.

Additional transfers may be made only with our consent. Currently, we allow you to make additional transfers. For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, or by telephone, provided you are enrolled to use the Telephone Transfer System. We use reasonable procedures to confirm that instructions given by telephone are genuine. However, we are not liable for following telephone instructions that we reasonably believe to be genuine. In addition, we cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail. After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax, or electronic means will be rejected, even in the event that it is inadvertently processed.

Currently, certain transfers effected systematically under either a dollar cost averaging or an automatic rebalancing program described in this prospectus do not count towards the limit of 12 transfers per Contract year or the limit of 20 transfers per calendar year. In the future, we may count such transfers towards the limit.

Multiple transfers that occur during the same day, but prior to the end of the valuation period for that day, will be counted as a single transfer.

Generally, only one transfer from the fixed rate option is permitted during each Contract year. The maximum amount per Contract you may transfer out of the fixed rate option each year is the greater of: (a) 25% of the amount in the fixed rate option; and (b) $2,000.

Your Contract may include funds that are not currently accepting additional investments. See the section titled "The Pruco Life Variable Universal Account".

We may modify your right to make transfers by restricting the number, timing and/or amount of transfers we find to be disruptive to the investment option or to the disadvantage of other Contract owners. We also reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract owner. We will immediately notify you at the time of a transfer request if we exercise this right.

Transfer restrictions will be applied uniformly and will not be waived. See Transfers/Restrictions on Transfers.

Limitations and Charges on Surrender of the Contract

You may surrender your Contract at any time for its cash surrender value while the insured is living. We deduct a surrender charge from the surrender proceeds. In addition, the surrender of your Contract may have tax consequences. See Tax Treatment of Contract Benefits.

We will assess a surrender charge if, during the first 10 Contract years (or during the first 10 years of a coverage segment representing an increase in basic insurance amount), the Contract lapses, is surrendered, or the basic insurance amount is decreased (including as a result of a withdrawal or a death benefit type change). The surrender charge varies and is calculated as described in Surrender Charges. While the amount of the surrender charge decreases over time, it may be a substantial portion or even equal to your Contract Fund.

Risks of Taking a Contract Loan

Accessing the values in your Contract through Contract loans may significantly affect current and future Contract values or death benefit proceeds and may increase the chance that your Contract will lapse. Your Contract will be in default if, at any time, the Contract debt equals or exceeds the Contract Fund less any applicable surrender charges, even if the No-Lapse Guarantee is in effect. If the Contract lapses or is surrendered, the amount of unpaid Contract debt will be treated as a distribution and will be immediately taxable to the extent of the gain in the Contract. In addition, if your Contract is a Modified Endowment Contract for tax purposes, taking a Contract loan may have tax consequences. See Tax Treatment of Contract Benefits.

Potential Tax Consequences

Your Contract is structured to meet the definition of life insurance under Section 7702 of the Internal Revenue Code. At issue, the Contract owner chooses one of the following definition of life insurance tests: (1) Cash Value Accumulation Test or (2) Guideline Premium Test. Under the Cash Value Accumulation Test, there is a minimum death benefit to cash value ratio. Under the Guideline Premium Test, there is a limit to the amount of premiums that can be paid into the Contract, as well as a minimum death benefit to cash value ratio. Consequently, we reserve the right to refuse to accept a premium payment that would, in our opinion, cause this Contract to fail to qualify as life insurance. We also have the right to refuse to accept any payment that increases the death benefit by more than it increases the Contract Fund. Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

Current federal tax law generally excludes all death benefits from the gross income of the beneficiary of a life insurance contract. However, your death benefit could be subject to estate tax. In addition, you generally are not subject to taxation on any increase in the Contract value until it is withdrawn. Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total premiums paid. Amounts received upon surrender or withdrawal (including any outstanding Contract loans) in excess of premiums paid are treated as ordinary income.

Special rules govern the tax treatment of life insurance policies that meet the federal definition of a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the basic insurance amount is made (or a rider removed). The addition of a rider or an increase in the basic insurance amount may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider. We will notify you if a premium or a reduction in basic insurance amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options.

Under current tax law, death benefit payments under Modified Endowment Contracts, like death benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary. However, amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules. See Tax Treatment of Contract Benefits.

Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

Replacement of the Contract

The replacement of life insurance is generally not in your best interest. In most cases, if you require additional life insurance coverage, the benefits of your existing contract can be protected by increasing the insurance amount of your existing contract, or by purchasing an additional contract. If you are considering replacing a contract, you should compare the benefits and costs of supplementing your existing contract with the benefits and costs of purchasing a new contract and you should consult with a tax adviser.

SUMMARY OF RISKS ASSOCIATED WITH

THE VARIABLE INVESTMENT OPTIONS

You may choose to invest your Contract's premiums and its earnings in one or more of 49 variable investment options. You may also invest in the fixed rate option. The fixed rate option is the only investment option that offers a guaranteed rate of return. See The Funds and The Fixed Rate Option.

Risks Associated with the Variable Investment Options

The separate account invests in the shares of one or more open-end management investment companies registered under the Investment Company Act of 1940. Each variable investment option has its own investment objective and associated risks, which are described in the accompanying Fund prospectuses. The income, gains, and losses of one variable investment option have no effect on the investment performance of any other variable investment option.

We do not promise that the variable investment options will meet their investment objectives. Amounts you allocate to the variable investment options may grow in value, decline in value or grow less than you expect, depending on the investment performance of the variable investment options you choose. You bear the investment risk that the variable investment options may not meet their investment objectives. It is possible to lose your entire investment in the variable investment options. Although the Series Fund Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that Portfolio. For example, when prevailing short-term interest rates are very low, the yield on the Money Market Portfolio may be so low that, when separate account and Contract charges are deducted, you experience a negative return. See The Funds.

Learn More about the Variable Investment Options

Before allocating amounts to the variable investment options, you should read the current Fund prospectuses for detailed information concerning their investment objectives, strategies, and investment risks.

GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES

Pruco Life Insurance Company

Pruco Life Insurance Company ("Pruco Life", “us”, “we”, or “our”) is a stock life insurance company, organized on December 23, 1971 under the laws of the state of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York. Pruco Life’s principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

The Pruco Life Variable Universal Account

Pruco Life has established a separate account, the Pruco Life Variable Universal Account (the "Account") to hold the assets that are associated with the Contracts. The Account was established on April 17, 1989 under Arizona law and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The Account meets the definition of a "separate account" under the federal securities laws. The Account holds assets that are segregated from all of Pruco Life's other assets.

Pruco Life is the legal owner of the assets in the Account. Pruco Life will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Contracts. In addition to these assets, the Account's assets may include funds contributed by Pruco Life to commence operation of the Account and may include accumulations of the charges we make against the Account. From time to time these additional assets will be transferred to Pruco Life's general account. Pruco Life will consider any possible adverse impact the transfer might have on the Account before making any such transfer.

Income, gains and losses credited to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of Pruco Life’s other assets. The assets of the Account may not be charged with liabilities that arise from any other business Pruco Life conducts.

The obligations to Contract owners and beneficiaries arising under the Contracts are general corporate obligations of Pruco Life.

The AST Neuberger Berman Mid-Cap Growth Portfolio is subadvised by Neuberger Berman Management Inc. The SP Mid Cap Growth Portfolio, which is also an available investment option in your Contract, is now also subadvised by Neuberger Berman as of November 16, 2007. The investment objectives, investment policies and investment strategies followed by both Portfolios are now substantially the same. Consequently, we closed the AST Neuberger Berman Mid-Cap Growth Portfolio to new investments effective November 16, 2007.

You may invest in one or a combination of 49 variable investment options, including any investments currently in The AST Neuberger Berman Mid-Cap Growth Portfolio. When you choose a variable investment option, we purchase shares of a mutual fund or a separate investment series of a mutual fund which are held as an investment for that option. We hold these shares in the Account. We may remove or add additional variable investment options in the future. The Account’s financial statements are available in the Statement of Additional Information to this prospectus.

The Funds

Each of these Funds is detailed in separate prospectuses that are provided with this prospectus. You should read the Fund prospectuses before you decide to allocate assets to the variable investment options using that Fund. There is no assurance that the investment objectives of the variable investment options will be met.

Listed below are the variable investment options in which the Account invests, their investment objectives, investment advisers and investment subadvisers:

The Prudential Series Fund (the “Series Fund”):

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Diversified Bond Portfolio: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio normally invests at least 80% of its investable assets in high-grade debt obligations and high-quality money market investments. The Portfolio may invest up to 20% of its total assets in debt securities issued outside the U.S., by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

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Equity Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in common stock of major established companies, as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities.

•	Global Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

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High Yield Bond Portfolio: The investment objective is a high total return. The Portfolio normally invests at least 80% of its investable assets in high-yield/high-risk debt securities. The Portfolio may invest up to 20% of its total assets in foreign debt obligations.

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Jennison Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of major, established corporations that the investment adviser believes offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities.

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Jennison 20/20 Focus Portfolio: The investment objective is long-term growth of capital. The Portfolio primarily invests in approximately 40 equity and equity-related securities of U.S. companies that are selected by the Portfolio's two portfolio managers (approximately 20 by each) as having strong capital appreciation potential. The Portfolio may invest up to 20% of its total assets in foreign securities.

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Money Market Portfolio: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high- quality short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign.

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Natural Resources Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in common stocks and convertible securities of natural resource companies and securities that are related to the market value of some natural resource. The Portfolio may invest up to 50% of its total assets in foreign equity and equity-related securities.

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Small Capitalization Stock Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of publicly-traded companies with small market capitalizations. The Portfolio attempts to duplicate the price and yield performance of the Standard & Poor’s Small Capitalization 600 Stock Index (the “S&P SmallCap 600 Index”) by investing at least 80% of its investable assets in all or a representative sample of stocks in the S&P SmallCap 600 Index.

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Stock Index Portfolio: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) by investing at least 80% of its investable assets in S&P 500 stocks.

•	SP Aggressive Growth Asset Allocation Portfolio: The investment objective is to obtain the highest potential total return consistent with the specified level of risk tolerance.

•	SP Balanced Asset Allocation Portfolio: The investment objective is to obtain the highest potential total return consistent with the specified level of risk tolerance.

•	SP Conservative Asset Allocation Portfolio: The investment objective is to obtain the highest potential total return consistent with the specified level of risk tolerance.

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SP Davis Value Portfolio: The investment objective is growth of capital. The Portfolio invests primarily in common stock of U.S. companies with market capitalizations within the market capitalization range of the Russell 1000® Value Index.

•	SP Growth Asset Allocation Portfolio: The investment objective is to obtain the highest potential total return consistent with the specified level of risk tolerance.

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SP International Growth Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 65% of its total assets in the common stock of large and medium-sized foreign companies operating or based in at least five different countries, which may include countries with emerging markets.

•	SP International Value Portfolio: The investment objective is long-term capital appreciation. The Portfolio normally invests at least 80% of its investable assets in equity securities.

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SP Mid Cap Growth Portfolio: The investment objective is capital growth. The Portfolio normally invests at least 80% of its net assets in common stocks of mid-capitalization companies with the market capitalization range of the Russell Midcap® Growth Index.

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SP PIMCO High Yield Portfolio: The investment objective is maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio normally invests at least 80% of its investable assets in a diversified portfolio of high-yield/high-risk debt securities rated below high grade, but rated at least CCC by Moody’s Investor Service, Inc. (“Moody’s”) or Standard & Poor’s Ratings Group (“S&P”), or, if unrated, determined by Pacific Investment Management Company (“PIMCO”) to be of comparable quality, subject to a maximum of 5%

of its total assets invested in securities rated CCC. The remainder of the Portfolio’s assets may be invested in high-grade fixed-income instruments.

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SP PIMCO Total Return Portfolio: The investment objective is maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio normally invests at least 65% of its net assets in a diversified portfolio of fixed income instruments of varying maturities.

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SP Prudential U.S. Emerging Growth Portfolio: The investment objective is long-term capital appreciation. The Portfolio normally invests at least 80% of its investable assets in equity securities of small and medium sized U.S. companies with the market capitalization range of the Russell Midcap® Growth Index.

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SP Small Cap Value Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in equity securities of small capitalization companies within the market capitalization range of the Russell 2000® Value Index. The Portfolio may invest up to 25% of its assets in foreign securities.

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SP Strategic Partners Focused Growth Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 65% of its total assets in equity and equity-related securities of U.S. companies that the advisers believe to have strong capital appreciation potential.

Advanced Series Trust ("AST"):

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AST Cohen & Steers Realty Portfolio: The investment objective is maximum total return through investment in real estate securities. The Portfolio normally invests at least 80% of its net assets in securities of real estate related issuers.

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AST DeAm Large-Cap Value Portfolio: The investment objective is maximum growth of capital by investing primarily in the value stocks of larger companies. The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in large capitalization companies.

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AST DeAm Small-Cap Value Portfolio: The investment objective is maximum growth of investors' capital from a portfolio primarily of value stocks of smaller companies.The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies.

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AST Federated Aggressive Growth Portfolio: The investment objective is capital growth. The Portfolio will pursue its investment objective, under normal circumstances, by investing primarily in the stocks of small companies that are traded on national securities exchanges, NASDAQ stock exchange and the over-the-counter market.

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AST Goldman Sachs Mid-Cap Growth Portfolio: The investment objective is long-term growth of capital. The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in medium capitalization companies.

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AST JPMorgan International Equity Portfolio: The investment objective is capital growth. The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in equity securities.

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AST Large-Cap Value Portfolio (includes all assets from SP Large Cap Value Portfolio): The investment objective is current income and long-term growth of income, as well as capital appreciation. The Portfolio will invest, under normal circumstances, at least 80% of the value of its net assets in large capitalization companies.

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AST Marsico Capital Growth Portfolio (includes all assets from SP AIM Core Equity Portfolio): The investment objective is capital growth.  Income is not an investment objective and any income realized on the Portfolio's investments, therefore, will be incidental to the Portfolio's objective. The AST Marsico Capital Growth Portfolio invests primarily in the common stocks of large capitalization companies that are selected for their growth potential.

•	AST MFS Global Equity Portfolio: The investment objective is capital growth. The Portfolio normally invests at least 80% of its net assets in equity securities.

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AST MFS Growth Portfolio: The investment objective is long-term growth of capital and future, rather than current, income. The Portfolio invests, under normal circumstances, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of companies that the subadviser believes offer better than average prospects for long-term growth.

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AST Neuberger Berman Mid-Cap Growth Portfolio: The investment objective is capital growth. The Portfolio will invest, under normal circumstances, at least 80% of its net assets in common stocks of mid-capitalization companies.

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AST Neuberger Berman Small-Cap Growth Portfolio: The investment objective is maximum growth of investors' capital from a portfolio primarily of growth stocks of smaller companies. The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies.

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AST PIMCO Limited Maturity Bond Portfolio: The investment objective is to maximize total return, consistent with preservation of capital and prudent investment management. The Portfolio will invest, under normal circumstances, at least 80% of the value of its net assets in fixed income securities.

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AST Small-Cap Growth Portfolio (includes all assets from SP Small Cap Growth Portfolio): The investment objective is long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued. The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies.

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AST Small-Cap Value Portfolio: The investment objective is long-term capital growth. The Portfolio normally invests at least 80% of the value of its assets in small capitalization companies within the market capitalization range of the Russell 2000® Value Index.

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AST T. Rowe Price Global Bond Portfolio: The investment objective is long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. The Portfolio takes a growth approach to investment selection and normally invests at least 80% of its net assets in the common stocks of large companies.

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AST T. Rowe Price Large-Cap Growth Portfolio (includes all assets from SP T. Rowe Price Large Cap Growth Portfolio): The investment objective is long-term growth of capital. The Portfolio invests at least 80% of its net assets in common stocks of large companies with market capitalizations larger than the median market capitalization of companies in the Russell 1000® Growth Index.

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AST T. Rowe Price Natural Resources Portfolio: The investment objective is capital growth primarily through the investment in common stocks of companies that own or develop natural resources (such as energy products, precious metals, and forest products) and other basic commodities. The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in natural resource companies.

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AST UBS Dynamic Alpha Portfolio: The investment objective is to maximize total return. The Dynamic Alpha Portfolio attempts to generate positive returns and manage risk through sophisticated asset allocation, currency management techniques, and security selection.

AST Investment Services, Inc. (AST) One Corporate Drive, Shelton, Connecticut, and Prudential Investments LLC (PI) Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, serve as co-investment managers of the Funds.

The Funds’ Investment Management Agreements, on behalf of each Portfolio, with AST and PI (the Management Agreements), provide that AST and PI (the Investment Managers) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

Jennison Associates LLC (“Jennison”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the Jennison Portfolio, the Jennison 20/20 Focus Portfolio, the Natural Resources Portfolio, and the SP Prudential U.S. Emerging Growth Portfolio. Jennison also serves as a subadviser for a portion of the assets of the Equity Portfolio and the SP Strategic Partners Focused Growth Portfolio.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the Diversified Bond Portfolio, the High Yield Bond Portfolio, and the Money Market Portfolio.

Quantitative Management Associates LLC (“QMA”), a wholly-owned subsidiary of PIM, serves as the subadviser for the Small Capitalization Stock Portfolio and the Stock Index Portfolio.

AllianceBernstein, L.P. ("AllianceBernstein") serves as a subadviser for a portion of the assets of the SP Strategic Partners Focused Growth Portfolio.

ClearBridge Advisors, LLC (“ClearBridge”) serves as a subadviser for a portion of the assets of the Equity Portfolio, the SP Small Cap Value Portfolio, and the AST Small-Cap Value Portfolio.

Cohen & Steers Capital Management, Inc. (“Cohen & Steers”) serves as the subadviser for the AST Cohen & Steers Realty Portfolio.

Davis Advisors (“Davis”) serves as the subadviser for the SP Davis Value Portfolio.

Deutsche Investment Management Americas, Inc. (“DIMA”) serves as the subadviser for the AST DeAM Large-Cap Value Portfolio and the AST DeAM Small-Cap Value Portfolio.

Dreman Value Management LLC (“Dreman”) serves as a subadviser for a portion of the assets of the AST Large-Cap Value Portfolio and the AST Small-Cap Value Portfolio.

Eagle Asset Management (“Eagle”) serves as a subadviser for a portion of the assets of the AST Small Cap Growth Portfolio. Eagle is a wholly-owned subsidiary of Raymond James Financial, Inc.

Federated Equity Management Company of Pennsylvania (“Federated Equity”) is a subadviser for a portion of the assets of the AST Federated Aggressive Growth Portfolio.

Federated MDTA LLC (“MDT Advisers”) is a subadviser for a portion of the assets of the AST Federated Aggressive Growth Portfolio.

Goldman Sachs Asset Management, L.P. (“GSAM”) serves as a subadviser for a portion of the assets of the SP Small Cap Value Portfolio. GSAM is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”).

Hotchkis and Wiley Capital Management LLC (“Hotchkis and Wiley”) serves as a subadviser for a portion of the assets of the AST Large-Cap Value Portfolio.

J.P. Morgan Investment Management, Inc. (“J.P. Morgan”) serves as the subadviser for the AST JPMorgan International Equity Portfolio. J. P. Morgan also serves as a subadviser for a portion of the assets of the AST Large-Cap Value Portfolio and the AST Small-Cap Value Portfolio. J.P. Morgan is an indirect, wholly-owned subsidiary of J.P. Morgan Chase & Co.

Lee Munder Investments, Ltd. (“Lee Munder”) serves as a subadviser for a portion of the AST Small-Cap Value Portfolio.

LSV Asset Management (“LSV”) serves as a subadviser for a portion of the assets of the Global Portfolio and the SP International Value Portfolio.

Marsico Capital Management, LLC (“Marsico”) serves as the subadviser for the AST Marsico Capital Growth Portfolio. Marsico also serves as a subadviser for a portion of the assets of the Global Portfolio and the SP International Growth Portfolio. Marsico is an indirect, wholly-owned indirect subsidiary of Bank of America Corporation.

Massachusetts Financial Services Company (“MFS”) serves as the subadviser for the AST MFS Global Equity Portfolio and the AST MFS Growth Portfolio.

Neuberger Berman Management, Inc. (“Neuberger Berman”) serves as the subadviser for the SP Mid Cap Growth Portfolio, the AST Neuberger Berman Mid-Cap Growth Portfolio, and the AST Neuberger Berman Small-Cap Growth Portfolio. Neuberger Berman also serves as a subadvisor for a portion of the assets of the AST Small-Cap Growth Portfolio until the subadvisory agreement expires on or about July 31, 2008. Neuberger Berman is a wholly owned subsidiary of Neuberger Berman Inc. (“NBI”), which is a wholly owned subsidiary of Lehman Brothers Holdings Inc. ("LBHI").

Pacific Investment Management Company LLC (“PIMCO”) serves as the subadviser for the SP PIMCO High Yield Portfolio, the SP PIMCO Total Return Portfolio, and the AST PIMCO Limited Maturity Bond Portfolio. PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI LP”).

T. Rowe Price Associates, Inc. (“T. Rowe Price”) serves as the subadviser for the AST T. Rowe Price Large-Cap Growth Portfolio and the AST T. Rowe Price Natural Resources Portfolio. T. Rowe Price also serves as a subadviser for a portion of the assets of the Global Portfolio.

T. Rowe Price International, Inc. (“T. Rowe International”) serves as the subadviser for the AST T. Rowe Price Global Bond Portfolio.

Thornburg Investment Management, Inc. (“Thornburg”) serves as a subadviser for a portion of the assets of the SP International Value Portfolio.

UBS Global Asset Management (Americas), Inc. (“UBS”) serves as the subadviser for the AST UBS Dynamic Alpha Portfolio. UBS is an indirect wholly owned subsidiary of UBS AG and a member of the UBS Global Asset Management Division.

William Blair & Company LLC (“William Blair”) serves as a subadviser for a portion of the assets of the Global Portfolio and the SP International Growth Portfolio .

The SP Aggressive Growth Asset Allocation Portfolio, the SP Balanced Asset Allocation Portfolio, the SP Conservative Asset Allocation Portfolio, and the SP Growth Asset Allocation Portfolio, each invests only in shares of other underlying Fund portfolios, which are managed by the subadvisers of those portfolios.

As an investment adviser, PI charges the Series Fund a daily investment management fee as compensation for its services. PI pays each subadviser out of the fee that PI receives from the Series Fund.

American Century Variable Portfolios, Inc.:

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American Century VP Mid Cap Value Fund. The investment objective is long-term capital growth with income as a secondary objective. The Fund seeks to achieve its objective by investing at least 80% of its assets in equity securities of companies whose market capitalization is within the capitalization range of the Russell 3000® Index, excluding the largest 100 such companies.

American Century Investment Management, Inc. ("ACIM") is the investment adviser for this Fund.

Dreyfus Variable Investment Funds:

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The Dreyfus Midcap Stock Portfolio - Service Shares. The portfolio seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor's MidCap 400 Index. The fund normally invests at least 80% of its assets in growth and value stocks of midsize companies. A proprietary quantitative model considers more than 40 factors to identify and rank stocks based on fundamental momentum, relative value, future value, long-term growth and other factors. We then focus on “bottom-up” stock selection to construct a portfolio with exposures to industries and market capitalizations that are similar to the benchmark’s composition. We seek to overweight more attractive stocks and underweight or not hold stocks that have been ranked as less attractive.

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The Dreyfus Socially Responsible Growth Fund - Service Shares. The fund seeks to provide capital growth, with current income as a secondary goal. The Portfolio invests at least 80% of its assets in common stocks of companies that, in the opinion of the fund's management, meet the fund's social criteria by conducting their business in a manner that contributes to the enhancement of the quality of life in America.

The Dreyfus Corporation (“Dreyfus”) is the investment adviser for each of the above-mentioned Portfolios.

Janus Aspen Series:

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International Growth Portfolio - Service Shares. The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in securities of issuers from countries outside of the United States. The Portfolio normally invests in securities of issuers from several different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The Portfolio may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Portfolio may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.

Janus Capital Management LLC (“Janus Capital”) is the investment adviser and is responsible for the day-to-day management of the Portfolio and other business affairs of the Portfolio.

JPMorgan Insurance Trust:

•	JPMorgan Intrepid Mid Cap Portfolio - Class I Shares. The investment objective is long-term capital growth.

The Portfolio normally invests at least 80% of its assets in common and preferred stocks, rights, warrants, convertible securities, and other equity securities of mid-cap companies. The Portfolio may use futures contracts, options, swaps and other derivatives as tools in the management of the Portfolio assets. The Portfolio may invest any portion of its assets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments, or repurchase agreements.

JPMorgan Asset Management ("JPMorgan") serves as the investment adviser for this Fund.

MFS® Variable Insurance Trustsm:

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MFS Utilities Series: The investment objective is total return. The Series normally invests at least 80% of its net assets in securities of issuers in the utilities industry that derive at least 50% of their assets or revenues from one or more utilities.

Massachusetts Financial Services Company ("MFS") is the investment adviser for this series.

Neuberger Berman Advisors Management Trust (“AMT”):

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Neuberger Berman AMT Socially Responsive Portfolio - Class S: The Fund seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s financial criteria and social policy. To pursue this goal, the Fund invests mainly in common stocks of mid- to large-capitalization companies. The Fund seeks to reduce risk by investing across many different industries.

Neuberger Berman Management Inc. (“Neuberger Berman”) is the investment adviser for the Portfolio.

The investment advisers or subadvisers for the Funds charge a daily investment management fee as compensation for their services. These fees are more fully described in the prospectus for each Fund.

In the future, it may become disadvantageous for separate accounts of variable life insurance and variable annuity contracts to invest in the same underlying variable investment options. Neither the companies that invest in the Funds nor the Funds currently foresee any such disadvantage. The Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

(1)	changes in state insurance law;
(2)	changes in federal income tax law;
(3)	changes in the investment management of any variable investment option; or
(4)	differences between voting instructions given by variable life insurance and variable annuity Contract owners.

A fund or portfolio may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such fund or portfolio will resemble that of the publicly available mutual fund.

Service Fees Payable to Pruco Life

Pruco Life has entered into agreements with the investment adviser or distributor of the underlying funds. Under the terms of these agreements, Pruco Life provides administrative and support services to the portfolios for which it receives an annual fee that, as of May 1, 2008, ranges from 0.05% to 0.25% of the average assets allocated to the Fund or portfolio under the Contract from the investment adviser, distributor and/or the Fund. These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose portfolios are offered as investment options.

Voting Rights

We are the legal owner of the shares of the mutual funds associated with the variable investment options. However, we vote the shares of the mutual funds according to voting instructions we receive from Contract owners. We will mail you a proxy, which is a form you need to complete and return to us, to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We vote shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as the shares for which instructions are received. We may change the way your voting instructions are calculated if it is required by federal or state regulation. We may also elect to vote shares that we own in our own right if the applicable federal securities laws or regulations, or their current interpretation, change so as to permit us to do so.

We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more variable investment options or to approve or disapprove an investment advisory contract for the Fund. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the variable investment options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Contract owner voting instructions, we will advise Contract owners of our action and the reasons for such action in the next available annual or semi-annual report.

Substitution of Variable Investment Options

We may substitute one or more of the variable investment options. We may also cease to allow investments in any existing variable investment options. We do this only if events such as investment policy changes or tax law changes make a variable investment option unsuitable. We would not do this without the approval of the Securities and Exchange Commission and any necessary state insurance departments. You will be given specific notice in advance of any substitution we intend to make.

The Fixed Rate Option

You may choose to invest, initially or by transfer, all or part of your Contract Fund to the fixed rate option. This amount becomes part of Pruco Life's general account. The general account consists of all assets owned by Pruco Life other than those in the Account and in other separate accounts that have been or may be established by Pruco Life. Subject to applicable law, Pruco Life has sole discretion over the investment of the general account assets, and Contract owners do not share in the investment experience of those assets. Instead, Pruco Life guarantees that the part of the Contract Fund allocated to the fixed rate option will accrue interest daily at an effective annual rate that Pruco Life declares periodically, but not less than an effective annual rate of 3%. Pruco Life is not obligated to credit interest at a rate higher than an effective annual rate of 3%, although we may do so.

Transfers out of the fixed rate option are subject to strict limits. See Transfers/Restrictions on Transfers. The payment of any cash surrender value attributable to the fixed rate option may be delayed up to six months. See When Proceeds Are Paid.

Because of exemptive and exclusionary provisions, interests in the fixed rate option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the fixed rate option are not subject to the provisions of these Acts, and Pruco Life has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed rate option. Any inaccurate or misleading disclosure regarding the fixed rate option may, however, be subject to certain generally applicable provisions of federal securities laws.

CHARGES AND EXPENSES

This section provides a more detailed description of each charge that is described briefly in the SUMMARY OF CHARGES AND EXPENSES beginning on page 1 of this prospectus.

The total amount invested in the Contract Fund, at any time, consists of the sum of the amount credited to the variable investment options, the amount allocated to the fixed rate option, plus any interest credited on amounts allocated to the fixed rate option, and the principal amount of any Contract loan plus the amount of interest credited to the Contract upon that loan. See Loans. Most charges, although not all, are made by reducing the Contract Fund.

In several instances we use the terms "maximum charge" and "current charge." The "maximum charge", in each instance, is the highest charge that we may make under the Contract. The "current charge", in each instance, is the amount that we now charge, which may be lower than maximum charges. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Current charges deducted from premium payments and the Contract Fund may change from time to time, subject to maximum charges. In deciding whether to change any of these current charges, we will periodically consider factors such as mortality, persistency, expenses, taxes and interest and/or investment experience to see if a change in our assumptions is needed. Premium based administrative charges will be set at one rate for all Contracts like this one. Changes in other charges will be by class. We will not recoup prior losses or distribute prior gains by means of these changes.

Sales Load Charges

We may charge up to 6% of premiums paid for sales expenses in all Contract years. This charge, often called a “sales load”, is deducted to compensate us for the costs of selling the Contracts, including commissions, advertising and the printing and distribution of prospectuses and sales literature. Currently, we charge less than 6% and we only charge in the first 10 years. This charge is made up of two rates. We apply one percentage on the amount of premium received up to the sales load target premium and a second percentage on the excess of premium received over the sales load target premium. The chart below describes the sales load as a percentage of premiums paid:

For Contract Forms for VUL-2008 and VUL-2005	Years 1-4	Years 5-10
Up to sales load target premium	4%	3%
In Excess of sales load target premium	3.50%	2.50%

For Contract Form VUL-2004	Years 1-4	Years 5-10
Up to sales load target premium	4%	4%
In Excess of sales load target premium	2%	2%

Currently, the sales load charges apply for the first 10 years of each coverage segment.

The Sales Load Target Premium may vary from the No-Lapse Guarantee Premium, depending on the issue age and rating class of the insured, any extra risk charges, or additional riders. See PREMIUMS.

Paying more than the Sales Load Target Premium in any of the first 10 Contract years could reduce your total sales load. For example, assume that a Contract Form VUL-2005 or Contract Form VUL-2008 with no riders or extra insurance charges, has a Sales Load Target Premium of $884.00 and the Contract owner would like to pay 10 premiums. If you have Contract Form VUL-2005 or Contract Form VUL-2008 and paid $1,768 (two times the amount of the Sales Load Target Premium) in every other Contract year up to the ninth year (i.e. in years 1, 3, 5, 7, 9), the total sales load charge would be $278.46. If you paid $884.00 in each of the first 10 Contract years, the total sales load would be $300.56. If you have Contract Form VUL-2004, the total sales load charge under the same circumstances, would be $265.20 and $353.60, respectively.

Attempting to structure the timing and amount of premium payments to reduce the potential sales load may increase the risk that your Contract will lapse without value. Delaying the payment of premium amounts to later years will adversely affect the No-Lapse Guarantee if the accumulated premium payments do not reach the No-Lapse Guarantee Values shown on your Contract Data pages. See No-Lapse Guarantee. In addition, there are circumstances where payment of premiums that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous. See Tax Treatment of Contract Benefits.

Premium Based Administrative Charge

We may charge up to 7.5% for a premium based administrative charge, which includes any federal, state or local income, premium, excise, business tax or any other type of charge (or component thereof) measured by or based upon the amount of premium we receive.

This charge is made up of two parts, which currently equal a total of 3.75% of the premiums received.

The first part is a charge for state and local premium taxes. The current amount for this first part is 2.5% of the premium and is our estimate of the average burden of state taxes generally. Tax rates vary from jurisdiction to jurisdiction and generally range from 0% to 5% (but may exceed 5% in some instances). The rate applies uniformly to all Contract owners without regard to location of residence. We may collect more for this charge than we actually pay for state and local premium taxes.

The second part is a charge for federal income taxes measured by premiums. The current amount for this second part is 1.25% of the premium. We believe that this charge is a reasonable estimate of an increase in Pruco Life’s federal income taxes resulting from a change in the Internal Revenue Code. It is intended to recover this increased tax.

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. Currently, these taxes are not significant and they are not charged against the Account. If there is a material change in the applicable state or local tax laws, we may impose a corresponding charge against the Account.

Cost of Insurance

We deduct a monthly COI charge. The charge is determined by multiplying the amount by which the Contract’s death benefit exceeds the Contract Fund ("net amount at risk") by a monthly cost of insurance rate. The purpose of this charge is to provide insurance coverage. When an insured dies, the amount payable to the beneficiary (assuming there is no Contract debt) is larger than the Contract Fund - significantly larger if the insured dies in the early years of a Contract. The cost of insurance charges collected from all Contract owners enables us to pay this larger death benefit. The maximum COI charge is determined by multiplying the amount by which the Contract’s death benefit exceeds the Contract Fund ("net amount at risk") under a Contract by maximum COI rates. The COI charge is deducted proportionately (or as you directed, see Allocated Charges) from the dollar amounts held in each of the chosen investment options.

The net amount at risk is based on your death benefit, and your Contract Fund, therefore it is impacted by such factors as investment performance, premium payments and charges and fees. The current COI rates vary by issue age, sex, underwriting class and contract form. The rates generally increase over time but are never more than the maximum charges listed in the Contract data pages. The maximum COI rates for Contract Form VUL-2008 are based upon the 2001 Commissioner's Standard Ordinary ("CSO") Mortality Tables. The maximum COI rates for Contract Forms VUL-2004 and VUL-2005 are based on the 1980 Commissioner's Standard Ordinary ("CSO") Mortality Tables. The duration of the charge also varies by age of the Insured. Our current COI charges for Contract Form VUL-2008 range from $0.01 to $83.34 per $1,000 of net amount at risk. Our current COI charges for Contract Form VUL-2004 and VUL-2005 range from $0.03 to $83.34 per $1,000 of net amount at risk. For information regarding COI charges where there are two or more coverage segments in effect, see Increases in Basic Insurance Amount.

Monthly Deductions from the Contract Fund

In addition to the COIs, we deduct the following monthly charges proportionately from the dollar amount held in each of the chosen investment option[s] or you may select up to two variable investment options from which we deduct your Contract's monthly charges. See Allocated Charges.

(a)

We deduct an administrative charge for the basic insurance amount. This charge is made up of two parts and is intended to compensate us for things like processing claims, keeping records, and communicating with Contract owners. For Contracts issued on Contract Form VUL-2008, the first part of the charge is a flat monthly fee of $30 per month in the first year and $9 per month thereafter. The second part of the fee is an amount of up to $1.50 per $1,000 of the basic insurance amount for the first six Contract years and zero thereafter. The fee varies by issue age, sex, smoker/non-smoker status, and extra ratings. Generally, the per $1,000 rate is higher for older issue ages and for higher risk classifications.

The following table provides sample per $1,000 rates for Contract Form VUL-2008:

Administrative Charge: Per $1,000 rates for

Contracts issued on Contract Form VUL-2008

Issue Age	Male Nonsmoker	Male Smoker	Female Nonsmoker	Female Smoker
35	$0.18	$0.24	$0.14	$0.17
45	$0.29	$0.33	$0.23	$0.28
55	$0.48	$0.58	$0.36	$0.44
65	$0.88	$1.10	$0.70	$0.80

The amount of the maximum charge that applies to a particular Contract is shown on the Contract Data pages under the heading “Adjustments to the Contract Fund.”

For Contracts Issued on Contract Forms VUL-2004 and VUL-2005, the first part is $30 per Contract for the first Contract year and $9 per Contract thereafter. The second part is an amount of up to $1.40 per $1,000 of the basic insurance amount for the first six Contract years and zero thereafter.

The following table provides sample per $1,000 rates for Contract Forms VUL-2004 and VUL-2005:

Administrative Charge: Per $1,000 rates for

Contracts issued on Contract Forms VUL-2004 and VUL-2005

Issue Age	Male Nonsmoker	Male Smoker	Female Nonsmoker	Female Smoker
35	$0.16	$0.22	$0.12	$0.15
45	$0.27	$0.31	$0.21	$0.26
55	$0.48	$0.58	$0.36	$0.44
65	$0.88	$1.10	$0.70	$0.80

(b)

Similarly, we charge an administrative charge for each coverage segment representing an increase in basic insurance amount. This charge is also made up of two parts. The first part of the charge is a flat monthly fee of $12 per month the first two years of the coverage segment and zero thereafter. The second part of the fee is based on the coverage segment insurance amount. The sample per $1,000 charges are the same as shown in (a) above. The amount per $1,000 of increase in basic insurance amount varies by sex, issue age, smoker/nonsmoker status, extra rating class, if any, and the effective date of the increase.

For Contracts issued on Contract Form VUL-2008 in either of the instances described above, the highest charge per thousand is $1.50 and applies to male, smokers above age 74 at certain rating classes. The lowest charge per thousand is $0.06 and applies to females age 0-9. For earlier Contract Forms, in either of the instances described above, the highest charge per thousand is $1.40 and applies to male, smokers above age 74 at certain rating classes. The lowest charge per thousand is $0.04 and applies to female age 0-14.

You may add one or more riders to the Contract. Some riders are charged for separately. If you add such a rider to the basic Contract, additional charges will be deducted. See Charges for Optional Rider Coverage.

If an insured is in a substandard risk classification (for example, a person with a health condition), additional charges will be deducted.

The earnings of the Account are taxed as part of the operations of Pruco Life. Currently, no charge is being made to the Account for Pruco Life’s federal income taxes, other than the 1.25% charge for federal income taxes measured by premiums. See Premium Based Administrative Charge. We periodically review the question of a charge to the Account for Pruco Life’s federal income taxes. We may charge such a fee in the future for any federal income taxes that would be attributable to the Contracts.

Daily Deduction from the Variable Investment Options

Each day we deduct a charge from the assets of the variable investment options in an amount equivalent to an effective annual rate of up to 0.45%. Currently, we charge 0.10%. This charge is intended to compensate us for assuming mortality and expense risks under the Contract. The mortality risk we assume is that insureds may live for shorter periods of time than we estimated when mortality charges were determined. The expense risk we assume is that expenses incurred in issuing and administering the Contract will be greater than we estimated in fixing our administrative charges. This charge is not assessed against amounts allocated to the fixed rate option.

Surrender Charges

We assess a surrender charge if, during the first 10 Contract years (or during the first 10 years of a coverage segment representing an increase in basic insurance amount), the Contract lapses, is surrendered, or the basic insurance amount is decreased (including as a result of a withdrawal or a death benefit type change). These surrender charges compensate us for costs associated with the Contracts, such as: processing applications, conducting examinations, determining insurability and the insured’s rating class, and establishing records. The surrender charge is a percentage of the first year’s Sales Load Target Premium, less premiums for riders, and is determined at the time the Contract is issued. A separate surrender charge is based on the first year’s Sales Load Target Premium for each new coverage segment and is determined at the time each new coverage segment is issued. The percentage and duration of a surrender charge vary by issue age. For all issue ages 0-45, with Contracts issued on Contract Form VUL-2005 or Contract Form VUL-2008 the maximum first year percentage is 100% of the Sales Load Target Premium, less premiums for riders, and is reduced to zero by the end of the 10th Contract year. While the amount of the surrender charge decreases over time, it may be a substantial portion of, or even equal to, your Contract Fund.

For all issue ages 0-45, with Contracts issued on Contract Form VUL-2004 the maximum first year percentage is 90% of the Sales Load Target Premium, less premiums for riders, and is reduced to zero by the end of the 10th Contract year.

The chart below shows maximum percentages for all ages at the beginning of the first Contract year and the end of the last Contract year that a surrender charge may be payable. We do not deduct a surrender charge from the death benefit if the insured dies during this period. A schedule showing maximum surrender charges for a full surrender occurring each year that a surrender charge may be payable is found in the Contract Data pages of your Contract.

Percentages for Determining Surrender Charges
Issue Age	Percentage of Sales Load Target Premium, less premiums for riders, at start of year 1	Reduces to zero at the end of year
0-45	100% (90%*)	10 (10*)
46-48	100% (90%*)	10 (9*)
49	100% (90%*)	10 (8*)
50-52	90% (75%*)	10 (8*)
53-55	90% (75%*)	10 (7*)
56-60	90% (75%*)	10 (5*)
61-63	65% (45%*)	10 (5*)
64-65	65% (45%*)	10 (4*)
66-67	55% (40%*)	10 (4*)
68-85	55% (40%*)	10 (3*)
86 and above	40%*	3*

* Applies to Contracts issued only on Contract Form VUL-2004.

We will show a surrender charge threshold for each coverage segment in the Contract Data pages. This threshold amount is the segment’s lowest coverage amount since its effective date. If during the first 10 Contract years (or during the first 10 years of a coverage segment representing an increase in basic insurance amount), the basic insurance amount is decreased (including as a result of a withdrawal or a change in type of death benefit), and the new basic insurance amount for any coverage segment is below the threshold for that segment, we will deduct a percentage of the surrender charge for that segment. The percentage will be the amount by which the new coverage segment is less than the threshold, divided by the basic insurance amount at issue. After this transaction, the threshold will be updated and a corresponding new surrender charge schedule will also be determined to reflect that portion of surrender charges deducted in the past.

Transaction Charges

(a)	We may charge a transaction fee of up to $25 for each transfer exceeding 12 in any Contract year.

(b)	We currently charge a transaction fee equal to the lesser of $25 and 2% of the withdrawal amount in connection with each withdrawal.

(c)	We may charge a transaction fee of up to $25 for any change in basic insurance amount. Currently, we do not charge for a change in the basic insurance amount.

(d)	We may charge a transaction fee of up to $25 for any change in the Target Term Rider coverage amount for Contracts with this rider.

(e)	We currently charge a transaction fee of up to $150 for Living Needs Benefit payments.

Allocated Charges

You may select up to two variable investment options from which we deduct your Contract's monthly charges. Monthly charges include: (1) monthly administrative charges, (2) COI charges, (3) any rider charges, and (4) any charge for substandard risk classification. Allocations must be designated in whole percentages and total 100%. For example, 33% can be selected but 331/3% cannot. The fixed rate option is not available as one of your allocation options. See Monthly Deductions from the Contract Fund.

If there are insufficient funds in one or both of your selected variable investment options to cover the monthly charges, the selected variable investment option(s) will be reduced to zero. Any remaining charge will be deducted from your other variable investment options and the fixed rate option proportionately to the dollar amount in each. Furthermore, if you do not specify an allocation of monthly charges, we will deduct monthly charges proportionately from all your variable investment options and the fixed rate option.

Charges After Age 121

Beginning on the first Contract anniversary on or after the insured’s 121st birthday for Contract Form VUL-2008 (100th birthday for Contract Form VUL-2004 and Contract Form VUL-2005), we will no longer accept premiums or deduct monthly charges from the Contract Fund. You may continue the Contract until the insured's death, or until you surrender the Contract for its cash surrender value. You may continue to make transfers, loans and withdrawals, subject to the limitations on these transactions described elsewhere in this prospectus. We will continue to make daily deductions for mortality and expense risk charges, and investment advisory fees if you have amounts in the variable investment options. Any Contract loan will remain outstanding and continue to accrue interest until it is repaid.

Portfolio Charges

We deduct charges from and pay expenses out of the variable investment options as described in the Fund prospectuses.

Charges for Optional Rider Coverage

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Accidental Death Benefit Rider - We deduct a monthly charge for this rider, which provides an additional death benefit if the insured’s death is accidental. The current charge ranges from $0.05 to $0.28 per $1,000 of coverage based on issue age and sex of the insured, and is charged until the first Contract anniversary on or after the insured’s 100th birthday.

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Children Level Term Rider - We deduct a monthly charge for this rider, which provides term life insurance on all dependent children that are covered under this rider. The current charge is $0.42 per $1,000 of coverage and is charged until the earliest of: the primary insured’s death, and the first Contract anniversary on or after the primary insured’s 75th birthday, or you notify us to discontinue the rider coverage.

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Enhanced Disability Benefit Rider - We deduct a monthly charge for this rider, which provides invested premium amounts while the insured is totally disabled. The current charge is based on issue age, issue date, sex, and underwriting class of the insured. It ranges from 7.08% to 12.16%* for Contracts issued on Contract Form VUL-2005 or Contract Form VUL-2008 of the greater of: 9% of the Contract's Limited No-Lapse Guarantee Premium and the total of all monthly deductions, and is charged until the first Contract anniversary on or after the insured’s 60th birthday.

* For Contracts issued on Contract Form VUL-2004, this charge ranged from 7.08% to 10.39% and is based on issue age, sex, and underwriting class.

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Target Term Rider (Not available with Contract Form VUL-2008) We may deduct a monthly charge for the administration of this rider, which provides a flexible term insurance benefit to attained age 100 on the life of the insured. We currently deduct a COI charge for this rider, which ranges from $0.01 to $83.34* per $1,000 of rider death benefit for Contracts issued on Contract Form VUL-2005, which is generally lower than the COI charge per $1,000 deducted for the basic insurance amount, and is based on rider coverage duration, issue age, issue date, sex, and underwriting class of the insured. We currently do not deduct the monthly charge for the administration of this rider.

* For Contracts issued on Contract Form VUL-2004, this charge ranges from $0.02 to $83.34 and is based on rider duration, issue age, sex, and underwriting class.

•	Living Needs Benefit Rider - We deduct a fee of up to $150 for this rider if benefits are paid.

PERSONS HAVING RIGHTS UNDER THE CONTRACT

Contract Owner

Generally, the Contract owner is the insured. There are circumstances when the Contract owner is not the insured. There may also be more than one Contract owner. If the Contract owner is not the insured or there is more than one Contract owner, they will be named in an endorsement to the Contract. This ownership arrangement will remain in effect unless you ask us to change it.

You may change the ownership of the Contract by sending us a request in a form that meets our needs. We may ask you to send us the Contract to be endorsed. If we receive your request in a form that meets our needs, and the Contract if we ask for it, we will file and record the change, and it will take effect as of the date you sign the request.

While the insured is living, the Contract owner is entitled to any Contract benefit and value. Only the Contract owner is entitled to exercise any right and privilege granted by the Contract or granted by us. For example, the Contract owner is entitled to surrender the Contract, access Contract values through loans or withdrawals, assign the Contract, and to name or change the beneficiary.

Beneficiary

The beneficiary is entitled to receive any benefit payable on the death of the insured. You may designate or change a beneficiary by sending us a request in a form that meets our needs. We may ask you to send us the Contract to be endorsed. If we receive your request in a form that meets our needs, and the Contract if we ask for it, we will file and record the change and it will take effect as of the date you sign the request. However, if we make any payment(s) before we receive the request, we will not have to make the payment(s) again. When we are made aware of an assignment, we will recognize the assignee’s rights before any claim payments are made to the beneficiary. When a beneficiary is designated, any relationship shown is to the insured, unless otherwise stated.

OTHER GENERAL CONTRACT PROVISIONS

Assignment

This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation prohibiting sex distinct rates for insurance. Generally, the Contract may not be assigned to an employee benefit plan or program without our consent. We assume no responsibility for the validity or sufficiency of any assignment. We will not be obligated to comply with any assignment unless we receive a copy at a Service Office.

Incontestability

We will not contest the Contract after it has been in-force during the insured’s lifetime for two years from the issue date, the reinstatement date, or the effective date of any change made to the Contract that requires our approval and would increase our liability.

Misstatement of Age or Sex

If the insured's stated age or sex or both are incorrect in the Contract, we will adjust the death benefit payable and any amount to be paid, as required by law, to reflect the correct age and sex. Any such benefit will be based on what the most recent deductions from the Contract Fund would have provided at the insured's correct age and sex.

Settlement Options

The Contract grants to most Contract owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds, other than in a lump sum. Any Pruco Life representative authorized to sell this Contract can explain these options upon request.

Suicide Exclusion

Generally, if the insured, whether sane or insane, dies by suicide within two years from the Contract date, the Contract will end and we will return the premiums paid, less any Contract debt, and less any withdrawals. Generally, if the insured, whether sane or insane, dies by suicide after two years from the issue date, but within two years of the effective date of an increase in the basic insurance amount, we will pay, as to the increase in amount, no more than the sum of the premiums paid on and after the effective date of an increase.

RIDERS

Target Term Rider (Not Available with Contract Form VUL-2008)

The Target Term Rider provides a flexible term insurance benefit to attained age 100 on the life of the insured. If you elect to have the Target Term Rider, you specify the amount of Target Term Rider coverage you desire, from $5,000 up to four times the Contract's basic insurance amount. This amount is called the rider coverage amount and is the maximum death benefit payable under the rider. The minimum Target Term Rider coverage amount is $5,000 and requires a minimum basic insurance amount of $100,000 for the base Contract. However, the basic insurance amount and the Target Term Rider coverage amount, combined, must be equal to a minimum total insurance amount of $250,000. After issue, while the rider is in-force, you may increase the rider coverage amount, subject to a minimum increase amount of $25,000 and underwriting requirements we determine. The rider coverage amount after the increase cannot exceed four times the Contract's basic insurance amount. You may also decrease your rider coverage amount after issue, subject to a minimum amount of $10,000 per decrease. However, we will not reduce the Target Term Rider coverage amount below $5,000, unless you request to discontinue your Target Term Rider coverage.

The Target Term Rider death benefit fluctuates as the base Contract's death benefit changes under certain circumstances described below. When the Contract Fund has not grown to the point where the base Contract's death benefit is increased to satisfy the Internal Revenue Code’s definition of life insurance, the rider death benefit equals the rider coverage amount. However, if the Contract Fund has grown to the point where the base Contract’s death benefit begins to vary as required by the Internal Revenue Code's definition of life insurance, the rider’s death benefit will decrease (or increase) dollar for dollar as the base Contract’s death benefit increases (or decreases). The rider death benefit will never increase beyond the rider coverage amount. It is possible, however, for the Contract Fund and, consequently, the base Contract’s death benefit to grow to the point where the rider death benefit is reduced to zero. If you have a Type A death benefit and you take a withdrawal, the Target Term Rider coverage amount may require a reduction, if the death benefit was increased to meet the definition of life insurance.

Policy Year       Base Policy Death Benefit            Target Death Benefit
   1                     $ 500,000                         $ 500,000
   2                     $ 500,000                         $ 500,000
   3                     $ 500,000                         $ 500,000
   4                     $ 500,000                         $ 500,000
   5                     $ 500,000                         $ 500,000
   6                     $ 500,000                         $ 500,000
   7                     $ 500,000                         $ 500,000
   8                     $ 500,000                         $ 500,000
   9                     $ 500,000                         $ 500,000
   10                    $ 550,000                         $ 450,000
   11                    $ 605,000                         $ 395,000
   12                    $ 665,500                         $ 334,500
   13                    $ 732,050                         $ 267,950
   14                    $ 805,255                         $ 194,745
   15                    $ 885,781                         $ 114,220
   16                    $ 1,000,000                       $ -
   17                    $ 1,100,000                       $ -
   18                    $ 1,210,000                       $ -
   19                    $ 1,331,000                       $ -
   20                    $ 1,464,100                       $ -

You should consider the following factors when purchasing a Contract with a Target Term Rider:

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A Contract with a Target Term Rider will offer a higher cash value than an all base Contract with the same initial death benefit and premium payments if we continue to deduct current charges. The cash values are higher because: (1) the Sales Load Target Premium is lower for a Contract with a Target Term Rider than for an all base Contract with the same death benefit and this results in lower current sales expense charges, (2) the monthly administrative charge is also lower for a Contract with a Target Term Rider than for an all base Contract with the same death benefit because we currently do not deduct the monthly administrative charge for the Target Term Rider, and (3) the current Cost of Insurance charge per $1,000 for the Target Term Rider is generally lower than the Cost of Insurance charge per $1,000 for the basic insurance amount. Additionally, we do not apply a surrender charge to the Target Term Rider.

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However, a Contract with a Target Term Rider offers the potential for lower cash values and death benefits than an all base Contract with the same death benefit if we raise our current charges to the maximum contractual level. For example, it is possible for maximum monthly administrative charges for a Contract with a Target Term Rider to be greater than an all base Contract.

Other factors to consider are:

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The No-Lapse Guarantee for Contracts issued with a Target Term Rider is limited to seven years (five years for issue ages of 60 or above). If it is important to you to have a No-Lapse Guarantee period longer than seven years (five years for issue ages of 60 or above), you may want to purchase a Contract without a Target Term Rider. See No-Lapse Guarantee.

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The Accidental Death Benefit, as described below, does not apply to any portion of the death benefit that is attributable to a Target Term Rider. If it is important to you to have the maximum amount of Accidental Death Benefit allowed under your Contract, you may want to purchase a Contract without a Target Term Rider.

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The Enhanced Disability Benefit, as described below, is unavailable on Contracts with a Target Term Rider. If it is important to you to have the Enhanced Disability Benefit, you may want to purchase a Contract without a Target Term Rider.

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The Living Needs Benefit, as described below, does not apply to the portion of the death benefit that is attributable to a Target Term Rider. If it is important to you that the Living Needs Benefit applies to the entire death benefit, you may want to purchase a Contract without a Target Term Rider.

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The rider coverage amount terminates at the insured’s age 100. If it is important that you maintain a desired level of coverage amount after the insured’s attained age 100, you may want to purchase a Contract without a Target Term Rider.

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Pruco Life pays significantly lower commissions on a Contract with a Target Term Rider than on an all base Contract with the same initial death benefit and premium payments. This may provide a financial incentive for your Pruco Life representative to promote the sale of a Contract without a Target Term Rider.

Some of the factors outlined above can have effects on the financial performance of a Contract, including the amount of the Contract's cash value and death benefit. It is important that you ask your Pruco Life representative to provide illustrations based on different combinations of basic insurance amount and rider coverage amount. You and your Pruco Life representative can then discuss how these combinations may address your objectives.

Other Riders

Contract owners may be able to obtain extra fixed benefits, which may require additional charges. These optional insurance benefits will be described in what is known as a "rider" to the Contract. Charges applicable to the riders will be deducted from the Contract Fund on each Monthly date. The amounts of these benefits do not depend on the performance of the Account, although they will no longer be available if the Contract lapses. Certain restrictions may apply and are clearly described in the applicable rider. A Pruco Life representative can explain all of these extra benefits further. We will provide samples of the provisions upon receiving a written request.

We will not pay a benefit on any Accidental Death Benefit type rider or make payments for any disability type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression. This restriction includes service in the armed forces of any country at war.

Accidental Death Benefit Rider - The Accidental Death Benefit Rider provides an additional death benefit that is payable if the insured's death is accidental, as defined in the benefit provision. This benefit will end on the earliest of:

the end of the day before the first Contract anniversary on or after the insured’s 100th birthday and the first Monthly date on or after the date a request to discontinue the Rider is received in Good Order at a Service Office.

Children Level Term Rider - The Children Level Term Rider provides term life insurance coverage on the life of the insured's children. The rider coverage will end on the earliest of: (1) the primary insured’s death, (2) the first Contract anniversary on or after the primary insured’s 75th birthday, (3) the first Monthly date on or after the date a request to discontinue the Rider is received in Good Order at a Service Office, (4) the first Contract anniversary on or after the child’s 25th birthday, and (5) the date a rider is converted to a new Contract.

Enhanced Disability Benefit Rider - The Enhanced Disability Benefit Rider pays certain amounts into the Contract if the insured is totally disabled, as defined in the benefit provision. This rider is not available with death benefit Type C (return of premium) Contracts or Contracts with the Target Term Rider benefit. The rider coverage will end as of the first Contract anniversary on or after the insured’s 60th birthday.

Living Needs Benefit Rider - The Living Needs BenefitSM Rider may be available on your Contract. The benefit may vary by state. There is no charge for adding the benefit to a Contract. However, when a claim is paid under this rider, a reduction for early payment is applied and a processing fee of up to $150 per Contract will be deducted. The Living Needs Benefit does not apply to the portion of the death benefit that is attributable to a Target Term Rider.

Subject to state regulatory approval, the Living Needs Benefit allows you to elect to receive an accelerated payment of all or part of the Contract's death benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted death benefit will always be less than the death benefit, but will not be less than the Contract’s cash surrender value. One or both of the following options may be available. You should consult with a Pruco Life representative about whether additional options may be available.

The Terminal Illness Option is available on the Living Needs Benefit Rider if the insured is diagnosed as terminally ill with a life expectancy of six months or less. When satisfactory evidence is provided, we will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a Living Needs Benefit. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for six months. If the insured dies before all the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form.

The Nursing Home Option is available on the Living Needs Benefit Rider after the insured has been confined to an eligible nursing home for six months or more. When satisfactory evidence is provided, including certification by a licensed physician, that the insured is expected to remain in the nursing home until death, we will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a Living Needs Benefit. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for a specified number of years (not more than 10 nor less than two), depending upon the age of the insured. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form in a single sum.

Subject to state approval, all or part of the Contract's death benefit may be accelerated under the Living Needs Benefit. If the benefit is only partially accelerated, a death benefit of at least $25,000 must remain under the Contract. We reserve the right to determine the minimum amount that may be accelerated.

No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit. We can furnish details about the amount of Living Needs Benefit that is available to an eligible Contract owner, and the effect on the Contract if less than the entire death benefit is accelerated.

You should consider whether adding this settlement option is appropriate in your given situation. Adding the Living Needs Benefit to the Contract has no adverse consequences; however, electing to use it could. With the exception of certain business-related Contracts, the Living Needs Benefit is excluded from income if the insured is terminally ill or chronically ill as defined in any applicable tax law (although the exclusion in the latter case may be limited). You should consult a tax adviser before electing to receive this benefit. Receipt of a Living Needs Benefit payment may also affect your eligibility for certain government benefits or entitlements.

REQUIREMENTS FOR ISSUANCE OF A CONTRACT

Generally, the Contract may be issued on insureds through age 85 (age 90 for Contracts issued on Contract Form VUL-2004) for death benefit Types A and B, through age 70 for death benefit Type C. Currently, the minimum basic insurance amount for Contracts without a Target Term Rider is $75,000 ($50,000 for insureds below the issue age of 18, $100,000 for insureds issue ages 76-80, and $250,000 for insureds issue ages 81 and above). The minimum basic insurance amount for Contracts issued with a Type C (return of premium) death benefit is $250,000. See Types of Death Benefit.

For Contracts with a Target Term Rider, the minimum total Target Coverage Amount (basic insurance amount plus any Target Term Rider coverage amount combined) is $250,000 (on Contract Forms VUL-2004 and VUL-2005). Furthermore, if the Target Term Rider is added to the Contract, the minimum basic insurance amount of the base Contract is $100,000, while the minimum Target Term Rider coverage amount is $5,000. See RIDERS. We may change the minimum basic insurance amounts of the Contracts we will issue.

We require evidence of insurability, which may include a medical examination, before issuing any Contract. Preferred Best nonsmokers are offered more favorable cost of insurance rates than smokers. We charge a higher cost of insurance rate and/or an extra amount if an additional mortality risk is involved. These are the current underwriting requirements. We reserve the right to change them on a non-discriminatory basis.

PREMIUMS

Minimum Initial Premium

The Contract offers flexibility in paying premiums. The minimum initial premium is due on or before the Contract date. It is the premium needed to start the Contract. The minimum initial premium is equal to 9% of the Limited No-Lapse Guarantee Premium, including all extras, riders, and Enhanced Disability Benefit premium for Type A and Type B death benefit Contracts without the Target Term Rider. The minimum initial premium is equal to 9% of the Short Term No-Lapse Guarantee Premium for Type A and Type B death benefit Contracts with the Target Term Rider benefit and all Type C death benefit Contracts. There is no insurance under the Contract unless the minimum initial premium is paid. Thereafter, you decide when to make premium payments and, subject to a $25 minimum, in what amounts.

We may require an additional premium if adjustments to premium payments exceed the minimum initial premium or there are Contract Fund charges due on or before the payment date. We reserve the right to refuse to accept any payment that increases the death benefit by more than it increases the Contract Fund. Furthermore, there are circumstances under which the payment of premiums in amounts that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous. If you make a payment that would cause the Contract to be characterized as a Modified Endowment Contract, we will send you a letter to advise you of your options. Generally, you have 60 days from when we received your payment to remove the excess premiums and any accrued interest. If you choose not to remove the excess premium and accrued interest, your Contract will become permanently characterized as a Modified Endowment Contract. We will not accept a premium payment that exceeds the Guideline Premium limit if your Contract uses the Guideline Premium definition of life insurance. See Tax Treatment of Contract Benefits.

Generally, your initial net premium is applied to your Contract as of the Contract date. If we do not receive your initial premium before the Contract date, we apply the initial premium to your Contract as of the end of the valuation period in which it is received in Good Order at the Payment Office.

Available Types of Premium

After the minimum initial premium is paid, no other specific premiums are required and you have a certain amount of flexibility with respect to the amount and timing for future premium payments. Several suggested patterns of premiums are described below. Contracts with no riders or extra risk charges will have level premiums for each premium type described below. Understanding them may help you understand how the Contract works.

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Short Term No-Lapse Guarantee Premiums are premiums that, if paid at the beginning of each Contract year, will keep the Contract in-force during the Short Term No-Lapse Guarantee period regardless of investment performance and assuming no loans or withdrawals. All Contracts offer a Short Term No-Lapse Guarantee period. If you choose to continue a No-Lapse Guarantee beyond this period, you will have to begin paying premiums higher than the Short Term No-Lapse Guarantee Premium. However, not all Contracts offer a guarantee beyond the Short Term No-Lapse Guarantee period.

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Limited No-Lapse Guarantee Premiums are premiums that, if paid at the beginning of each Contract year, will keep the Contract in-force during the Limited No-Lapse Guarantee period regardless of investment performance and assuming no loans or withdrawals. If you choose to continue the No-Lapse Guarantee beyond this period, you will have to begin paying premiums substantially higher than the Limited No-Lapse Guarantee Premium. However, not all Contracts offer the No-Lapse Guarantee for this period or beyond.

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Lifetime No-Lapse Guarantee Premiums are premiums that, if paid at the beginning of each Contract year, will keep the Contract in-force during the lifetime of the insured, regardless of investment performance and assuming no loans or withdrawals (not applicable to all Contracts).

The No-Lapse Guarantee periods are described under No-Lapse Guarantee on page 36. The length of the No-Lapse Guarantee depends on your Contract Form, the Contract’s death benefit type, the definition of life insurance test selected at issue, and whether the Contract has a Target Term Rider benefit. See No-Lapse Guarantee. When you purchase a Contract, your Pruco Life representative can tell you the Short Term No-Lapse Guarantee, Limited No-Lapse Guarantee, and Lifetime No-Lapse Guarantee Premium amounts.

We can bill you for the amount you select annually, semi-annually, or quarterly. Because the Contract is a flexible premium Contract, there are no scheduled premium due dates. When you receive a premium notice, you are not required to pay this amount. The Contract will remain in-force if: (1) the Contract Fund, less any applicable surrender charges, is greater than zero and more than any Contract debt or (2) you have paid sufficient premiums, on an accumulated basis, to meet the No-Lapse Guarantee conditions and Contract debt is not equal to or greater than the Contract Fund, less any applicable surrender charges. You may also pay premiums automatically through pre-authorized monthly electronic fund transfers from a bank checking account. If you elect to use this feature, you choose the day of the month on which premiums will be paid and the premium amount. We will then draft the same amount from your account on the same date each month. When you apply for the Contract, you and your Pruco Life representative should discuss how frequently you would like to be billed (if at all) and for what amount.

Allocation of Premiums

On the later of the Contract date and the end of the valuation period in which the initial premium is received, we deduct the charge for sales expenses and the premium based administrative charge from the initial premium. The remainder of the initial premium and any other net premium received in Good Order at the Payment Office during the 10 day period following your receipt of the Contract will be allocated to the Money Market investment option, then the first monthly deductions were made. After the tenth day, these funds, adjusted for any investment results, will be transferred out of the Money Market investment option and allocated among the variable investment options and/or the fixed rate option according to your current premium allocation. Your Contract may include funds that are not currently accepting additional investments. See the section titled "The Pruco Life Variable Universal Account". The transfer from the Money Market investment option on the tenth day following receipt of the Contract will not be counted as one of your 12 free transfers per Contract year or the 20 transfers per calendar year described under Transfers/Restrictions on Transfers. If the first premium is received before the Contract date, there will be a period during which the Contract owner's initial premium will not be invested.

The charge for sales expenses and the premium based administrative charge will also apply to all subsequent premium payments. The remainder of each subsequent premium payment will be invested as of the end of the valuation period in which it is received in Good Order at the Payment Office, in accordance with the allocation you previously designated. The “valuation period” means the period of time from one determination of the value of the amount invested in a variable investment option to the next. Such determinations are made when the net asset values of the portfolios of the variable investment options are calculated, which would be as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time).

Provided the Contract is not in default, you may change the way in which subsequent premiums are allocated by giving written notice to a Service Office or by telephoning a Service Office, provided you are enrolled to use the Telephone Transfer System. There is no charge for reallocating future premiums. All percentage allocations must be in whole numbers. For example, 33% can be selected but 33?% cannot. Of course, the total allocation to all selected investment options must equal 100%.

Transfers/Restrictions on Transfers

You may, up to 12 times each Contract year, transfer amounts among the variable investment options or to the fixed rate option. Additional transfers may be made only with our consent. Currently, we will allow you to make additional transfers. For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, or by telephone, provided you are enrolled to use the Telephone Transfer System. You will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or you elect not to have this privilege. Telephone transfers may not be available on Contracts that are assigned, depending on the terms of the assignment. See Assignment.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail. After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Multiple transfers that occur during the same day, but prior to the end of the valuation period for that day, will be counted as a single transfer.

There is no transaction charge for the first 12 transfers per Contract year among investment options. We may charge up to $25 for each transfer made exceeding 12 in any Contract year.

Currently, certain transfers effected systematically under a dollar cost averaging or an automatic rebalancing program do not count towards the limit of 12 transfers per Contract year or the limit of 20 transfers per calendar year. In the future, we may count such transfers towards the limit.

Transfers out of the Money Market investment option will not be made until 10 days after you receive the Contract. Such transfers and any transfers due to any fund closures or mergers will not be considered towards the 12 transfers per Contract year or the 20 transfers per calendar year.

Transfers among variable investment options will take effect as of the end of the valuation period in which a transfer request is received in Good Order at a Service Office. The request may be in terms of dollars, such as a request to transfer $5,000 from one variable investment option to another, or may be in terms of a percentage reallocation among variable investment options. In the latter case, as with premium reallocations, the percentages must be in whole numbers.

We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine. We will not be held liable for following telephone instructions that we reasonably believe to be genuine. We cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Only one transfer from the fixed rate option will be permitted during each Contract year. The maximum amount per Contract you may transfer out of the fixed rate option each year is the greater of: (a) 25% of the amount in the fixed rate option; and (b) $2,000. We may change these limits in the future or waive these restrictions for limited periods of time in a non-discriminatory way, (e.g., when interest rates are declining).

Your Contract may include funds that are not currently accepting additional investments. See the section titled "The Pruco Life Variable Universal Account"

The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. Large or frequent transfers among variable investment options in response to short-term fluctuations in markets, sometimes called “market timing”, can make it very difficult for Fund advisers/sub-advisers to manage the variable investment options. Large or frequent transfers may cause the Fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Contract owners. If we (in our own discretion) believe that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the performance of the variable investment options, or we are informed by a Fund (e.g., by the Fund’s adviser/sub-advisers) that the purchase or redemption of shares in the variable investment option must be restricted because the Fund believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on the performance of the affected variable investment option, we may modify your right to make transfers by restricting the number, timing, and amount of transfers. We reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract owner. We will immediately notify you at the time of a transfer request if we exercise this right.

Any restrictions on transfers will be applied in a uniform manner to all persons who own Contracts like this one, and will not be waived, except as described above with respect to transfers from the fixed rate option. However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some Contract owners may be able to effect transactions that could affect Fund performance to the disadvantage of other Contract owners.

In addition, Contract owners who own variable life insurance or variable annuity Contracts that do not impose the transfer restrictions described above, might make more numerous and frequent transfers than Contract owners who are subject to such limitations. Contract owners who are not subject to the same transfer restrictions may have the same underlying variable investment options available to them, and unfavorable consequences associated with such frequent trading within the underlying variable investment option (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all Contract owners.

The Funds have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract owners who violate the excessive trading policies established by the Fund. In addition, you should be aware that some Funds may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds.

A Fund also may assess a short term trading fee in connection with a transfer out of the variable investment option investing in that Fund that occurs within a certain number of days following the date of allocation to the variable investment option. Each Fund determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Fund and is not retained by us. The fee will be deducted from your Contract Value to the extent allowed by law. At present, no Fund has adopted a short-term trading fee.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

Dollar Cost Averaging

As an administrative practice, we are currently offering a feature called Dollar Cost Averaging ("DCA"). Under this feature, either fixed dollar amounts or a percentage of the amount designated for use under the DCA option will be transferred periodically from the DCA Money Market investment option into other variable investment options available under the Contract, excluding the fixed rate option and any Funds that are not currently accepting additional investments. You may choose to have periodic transfers made monthly or quarterly. DCA transfers will not begin until the Monthly date after 10 days following your receipt of the Contract.

Each automatic transfer will take effect as of the end of the valuation period on the date coinciding with the periodic timing you designate provided the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the valuation period, which immediately follows that date. Automatic transfers will continue until: (1) $50 or less remains of the amount designated for Dollar Cost Averaging, at which time the remaining amount will be transferred; or (2) you give us notification of a change in DCA allocation or cancellation of the feature. Currently, a transfer that occurs under the DCA feature is not counted towards the 20 transfers permitted each calendar year or the 12 free transfers permitted each Contract year. We reserve the right to change this practice, modify the requirements, or discontinue the feature.

Auto-Rebalancing

As an administrative practice, we are currently offering a feature called Auto-Rebalancing. This feature allows you to automatically rebalance variable investment option assets at specified intervals based on percentage allocations that you choose. For example, suppose your initial investment allocation of variable investment options X and Y is split 40% and 60%, respectively, and investment results cause that split to change. You may instruct that those assets be rebalanced to your original or different allocation percentages. Auto-Rebalancing is not available until the Monthly date after 10 days following your receipt of the Contract.

Auto-Rebalancing can be performed on a quarterly, semi-annual, or annual basis. Each rebalance will take effect as of the end of the valuation period on the date coinciding with the periodic timing you designate, provided the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the valuation period immediately following that date. The fixed rate option cannot participate in this administrative procedure, nor can any funds that are no longer accepting additional investments. See the section titled "The Pruco Life Variable Universal Account". Currently, a transfer that occurs under the Auto-Rebalancing feature is not counted towards the 20 transfers permitted each calendar year or the 12 free transfers permitted each Contract year. We reserve the right to change this practice, modify the requirements, or discontinue the feature.

DEATH BENEFITS

Contract Date

There is no insurance under this Contract until the minimum initial premium is paid. If a medical examination is required, the Contract date will ordinarily be the date the examination is completed. Under certain circumstances, we may allow the Contract to be backdated up to six months prior to the application date for the purpose of lowering the insured's issue age. This may be advantageous for some Contract owners as a lower issue age may result in lower current charges.

When Proceeds Are Paid

Generally, we will pay any death benefit, cash surrender value, loan proceeds or withdrawal within seven days after all the documents required for such a payment are received at a Service Office. Other than the death benefit, which is determined as of the date of death, the amount will be determined as of the end of the valuation period in which the necessary documents are received at a Service Office. However, we may delay payment of proceeds from the variable investment option[s] and the variable portion of the death benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.

We have the right to delay payment of the cash surrender value attributable to the fixed rate option for up to six months (or a shorter period if required by applicable law). We will pay interest of at least 3% per year if such a payment is delayed for more than 30 days (or a shorter period if required by applicable law).

Death Claim Settlement Options

The beneficiary may choose to receive death claim proceeds by any of the settlement options described in the Contract or by payment of a lump sum amount. In addition to the settlement options described in your Contract, the beneficiary may choose the payment of death claim proceeds, by way of Prudential's retained asset settlement option (the "Alliance Account"). Upon verification of a death claim, Prudential will provide a kit to the beneficiary, which includes: (1) an account certificate describing the death claim proceeds, the current interest rate, and the terms of the Alliance Account; (2) a guide that explains how the Alliance Account works; and (3) checks and a checkbook, that the beneficiary can use to access the available amount of death claim proceeds. Any Pruco Life representative authorized to sell this Contract can explain this option upon request.

Types of Death Benefit

You may select from three types of death benefit at issue. A Contract with a Type A (fixed) death benefit has a death benefit, which will generally equal the basic insurance amount. Favorable investment results and additional premium payments will generally increase the cash surrender value and decrease the net amount at risk and result in lower charges. This type of death benefit does not vary with the investment performance of the investment options you selected, except when the premiums you pay or favorable investment performance causes the Contract Fund to grow to the point where we may increase the death benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. See How a Contract's Cash Surrender Value Will Vary.

A Contract with a Type B (variable) death benefit has a death benefit, which will generally equal the basic insurance amount plus the Contract Fund. Favorable investment performance and additional premium payments will generally increase your Contract's death benefit and cash surrender value. However, the increase in the cash surrender value for a Type B (variable) Contract may be less than the increase in cash surrender value for a Type A (fixed) Contract because a Type B Contract has a greater cost of insurance charge due to a greater net amount at risk. As long as the Contract is not in default there have been no withdrawals, and there is no Contract debt, the death benefit may not fall below the basic insurance amount stated in the Contract. We may increase the death benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. See How a Contract's Cash Surrender Value Will Vary.

A Contract with a Type C (return of premium) death benefit has a death benefit, which will generally equal the basic insurance amount plus the total premiums paid into the Contract less withdrawals, both accumulated at an interest rate (between 0% and 8%; in ½% increments) chosen by the Contract owner to the date of death. The death benefit on a Type C Contract is limited to the basic insurance amount plus an amount equal to the: Type C Limiting Amount multiplied by the Type C Death Benefit Factor plus the Contract Fund. See the Contract Limitations section of your Contract. Within limits, this death benefit type allows the beneficiary, in effect, to recover the cost of the Contract, plus a predetermined rate of return, upon the death of the insured. Favorable investment performance and payment of additional premiums will generally increase the Contract's cash surrender value. However, the increase in the cash surrender value for a Type C (return of premium) Contract may be less than the increase in cash surrender value for a Type A (fixed) Contract because a Type C Contract has a greater cost of insurance charge due to a greater net amount at risk. The increase in cash surrender value for a Type C (return of premium) Contract may be more or less than the increase in cash surrender value for a Type B (variable) Contract depending on earnings, the Type C interest rate you chose, and the amount of any withdrawals. If you take a withdrawal, it is possible for a Type C Contract’s death benefit to fall below the basic insurance amount. We may increase the death benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. See How a Contract’s Cash Surrender Value Will Vary.

Contract owners of Type A (fixed) Contracts should note that any withdrawal may result in a reduction of the basic insurance amount, a reduction in the Target Term Rider death benefit, and the deduction of any applicable surrender charges. We will not allow you to make a withdrawal that will decrease the basic insurance amount below the minimum basic insurance amount. For Type B (variable) Contracts and Type C (return of premium) Contracts, withdrawals will not change the basic insurance amount. See Withdrawals.

The way in which the cash surrender value and death benefit will change depends significantly upon the investment results that are actually achieved.

Changing the Type of Death Benefit

You may change the type of death benefit any time after issue and subject to our approval. We will increase or decrease the basic insurance amount so that the death benefit immediately after the change matches the death benefit immediately before the change. The basic insurance amount after a change may not be lower than the minimum basic insurance amount applicable to the Contract. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT. We may deduct a transaction charge of up to $25 for any change in the basic insurance amount, although we do not currently do so. A type change that reduces the basic insurance amount may result in the assessment of surrender charges. See CHARGES AND EXPENSES.

If you are changing your Contract’s type of death benefit from a Type A (fixed) to a Type B (variable) death benefit, we will reduce the basic insurance amount by the amount in your Contract Fund on the date the change takes place.

If you are changing from a Type B (variable) to a Type A (fixed) death benefit, we will increase the basic insurance amount by the amount in your Contract Fund on the date the change takes place.

If you are changing from a Type C (return of premium) to a Type A (fixed) death benefit, we will change the basic insurance amount by adding the lesser of (a) the total premiums paid minus total withdrawals to this Contract, both accumulated with interest at the rate(s) displayed in your Contract Data pages and (b) the Contract Fund before deduction of any monthly charge due on that date plus the product of the Type C Limiting Amount multiplied by the Type C Death Benefit Factor. The Type C Limiting Amount and the Type C Death Benefit Factor are both found in the Contract Limitations section of your Contract Data pages.

If you are changing from a Type C (return of premium) to a Type B (variable) death benefit, we first find the difference between: (1) the Contract Fund and (2) the lesser of (a) the total premiums paid minus total withdrawals to this Contract both accumulated with interest at the rate(s) displayed in your Contract Data pages and (b) the Contract Fund before deduction of any monthly charge due on that date plus the product of the Type C Limiting Amount multiplied by the Type C Death Benefit Factor. The Type C Limiting Amount and the Type C Death Benefit Factor are both found in the Contract Limitations section of your Contract Data pages. If (2) is larger than (1), we will increase the basic insurance amount by that difference. If (1) is larger than (2), we will reduce the basic insurance amount by that difference.

You may change your Contract’s death benefit type after issue, however, if you choose a Type A or Type B death benefit at issue, you will not be able to change to a Type C death benefit thereafter. If you change a Type C death benefit to a Type A or Type B death benefit after issue, you will not be able to change back to a Type C death benefit.

The following chart illustrates the changes in basic insurance amount with each change of death benefit type described above. The chart assumes a $50,000 Contract Fund and a $300,000 death benefit. For changes from a Type C death benefit, the chart assumes $40,000 in total premiums minus total withdrawals and the rate chosen to accumulate premiums is 0%.

Basic Insurance Amount
FROM	TO
Type A $300,000	Type B $250,000	Type C N/A
Type B $250,000	Type A $300,000	Type C N/A
Type C $260,000	Type A $300,000	Type B $250,000

To request a change, fill out an application for change, which can be obtained from your Pruco Life representative or a Service Office. If the change is approved, we will recompute the Contract's charges and appropriate tables and send you new Contract Data pages. We may require you to send us your Contract before making the change. There may be circumstances under which a change in the death benefit type may cause the Contract to be classified as a Modified Endowment Contract, which could be significantly disadvantageous. See Tax Treatment of Contract Benefits.

No-Lapse Guarantee

If you pay a sufficient amount of premium on an accumulated basis, we will guarantee that your Contract will not lapse as a result of unfavorable investment performance, and a death benefit will be paid upon the death of the insured, even if your Contract Fund value drops to zero. Withdrawals and outstanding Contract loans may adversely affect the status of the No-Lapse Guarantee. See Withdrawals and Loans.

At the Contract date and on each Monthly date, during the No-Lapse Guarantee period shown on your Contract Data pages, we calculate your Contract's “Accumulated Net Payments” as of that date. Accumulated Net Payments equal the premiums you paid, accumulated at an effective annual rate of 4%, less withdrawals also accumulated at 4%.

We also calculate No-Lapse Guarantee Values. These are values used solely to determine if a No-Lapse Guarantee is in effect. These are not cash values that you can realize by surrendering the Contract, nor are they payable death benefits. The Contract Data pages in your Contract contain a table of No-Lapse Guarantee Values, calculated as of Contract anniversaries. Values for non-anniversary Monthly dates will reflect the number of months elapsed between Contract anniversaries.

On each Monthly date, we will compare your Accumulated Net Payments to the No-Lapse Guarantee Value during the No-Lapse Guarantee period shown on your Contract Data pages. If your Accumulated Net Payments equal or exceed the No-Lapse Guarantee Value, and the Contract debt does not equal or exceed the Contract Fund less any applicable surrender charges, then the Contract is kept in-force, regardless of the amount in the Contract Fund.

The Short Term No-Lapse Guarantee Premiums, Limited No-Lapse Guarantee Premiums, and Lifetime No-Lapse Guarantee Premiums are payments that correspond to the No-Lapse Guarantee Values shown on your Contract Data pages. Payment of the Short Term No-Lapse Guarantee Premium at the beginning of each Contract year guarantees that your Contract will not lapse during the Short Term No-Lapse Guarantee period, assuming there are no loans or withdrawals. However, continued payment of the Short Term No-Lapse Guarantee Premium after this period will not assure that your Contract's Accumulated Net Payments will continue to meet the No-Lapse Guarantee Values and prevent the Contract from lapsing. See PREMIUMS.

If you want a longer No-Lapse Guarantee, paying the Limited No-Lapse Guarantee Premium at the beginning of each Contract year guarantees your Contract against lapse during the Limited No-Lapse Guarantee period, assuming no loans or withdrawals. However, payment of the Limited No-Lapse Guarantee Premium after this Limited No-Lapse Guarantee period, will not assure that your Contract's Accumulated Net Payments will continue to meet the No-Lapse Guarantee Values and prevent the Contract from lapsing.

If you want a No-Lapse Guarantee to last the lifetime of the insured, then you should expect to pay at least the Lifetime No-Lapse Guarantee Premium at the start of each Contract year. Paying the Lifetime No-Lapse Guarantee Premium at the beginning of each Contract year guarantees your Contract against lapse for the insured's lifetime, assuming no loans or withdrawals.

For Contracts issued on Contract Form VUL-2008, the Short Term No-Lapse Guarantee period is 8 years (6 years for ages 60 and older). The Limited No-Lapse Guarantee period lasts until the later to occur of attained age 75 or 10 years after issue. The Lifetime No-Lapse Guarantee period requires payments of the Lifetime No-Lapse Guarantee Premium to attained age 121.

For Contracts issued on Contract Forms VUL-2004 or VUL-2005, the Short Term No-Lapse Guarantee period is 7 years (5 years for ages 60 and older) The Limited No-Lapse Guarantee period is the later to occur of attained age 70 or 10 years after issue. The Lifetime No-Lapse Guarantee period requires premium payments to attained age 100.

The following tables provide sample Short Term No-Lapse, Limited No-Lapse, and Lifetime No-Lapse Guarantee Premiums (to the nearest dollar). The examples assume: (1) the insured is a male, Preferred Best, with no extra risk or substandard ratings; (2) a $250,000 basic insurance amount; (3) no extra benefit riders have been added to the Contract; and (4) the Cash Value Accumulation Test has been elected for definition of life insurance testing.

Illustrative Annual Premiums (Contracts issued on Contract Form VUL-2005 and Contract Form VUL-2008)
Age of insured at issue	Type of Death Benefit Chosen	Short Term No- Lapse Guarantee Premium	Limited No-Lapse Guarantee Premium	Lifetime No-Lapse Guarantee Premium
40	Type A (Fixed)	$1,338	$2,138	$4,765
40	Type B (Variable)	$1,340	$2,220	$14,185
40	Type C (Return of Premium)	$1,340	N/A	N/A
60	Type A (Fixed)	$4,878	$6,458	$12,963
60	Type B (Variable)	$4,900	$6,510	$33,195
60	Type C (Return of Premium)	$4,900	N/A	N/A
80	Type A (Fixed)	$16,203	$37,385	$47,235
80	Type B (Variable)	$22,353	$41,788	$83,015
80	Type C (Return of Premium)	N/A	N/A	N/A

Illustrative Annual Premiums (Contracts issued on Contract Form VUL-2004)
Age of insured at issue	Type of Death Benefit Chosen	Short Term No-Lapse Guarantee Premium	Limited No-Lapse Guarantee Premium	Lifetime No-Lapse Guarantee Premium
40	Type A (Fixed)	$1,125	$2,138	$4,765
40	Type B (Variable)	$1,210	$2,220	$14,185
40	Type C (Return of Premium)	$1,210	N/A	N/A
60	Type A (Fixed)	$3,363	$7,158	$12,963
60	Type B (Variable)	$4,415	$7,218	$33,195
60	Type C (Return of Premium)	$4,415	N/A	N/A
80	Type A (Fixed)	$16,203	$39,345	$47,235
80	Type B (Variable)	$22,353	$43,980	$83,015
80	Type C (Return of Premium)	N/A	N/A	N/A

Paying the Short Term No-Lapse, Limited No-Lapse, or Lifetime No-Lapse Guarantee Premiums at the start of each Contract year is one way of reaching the No-Lapse Guarantee Values; it is certainly not the only way. The No-Lapse Guarantee allows considerable flexibility as to the timing of premium payments. Your Pruco Life representative can supply sample illustrations of various premium amount and frequency combinations that correspond to the No-Lapse Guarantee Values.

When determining what premium amounts to pay and the frequency of your payments, you should consider carefully the value of maintaining a No-Lapse Guarantee. For example, for Contracts issued on Contract Form VUL-2008, if you desire the Limited No-Lapse Guarantee until the later to occur of the insured's attained age 75 or 10 years after issue, you may prefer to pay at least the Limited No-Lapse Guarantee Premium in all years, rather than paying the lower Short Term No-Lapse Guarantee Premium in the first eight years (six years for issue ages 60 and above). If you pay only the Short Term No-Lapse Guarantee Premium in the first eight years (six years for issue ages 60 and above), you will need to pay more than the Limited No-Lapse Guarantee Premium at the beginning of the 9th year (7th year for issue ages 60 and above) in order to continue the No-Lapse Guarantee.

Similarly, if you desire the Lifetime No-Lapse Guarantee for lifetime protection, you may prefer to pay generally higher premiums in all years, rather than trying to make such payments on an as needed basis. For example, if you have Contract Form VUL-2008 and you pay only Limited No-Lapse Guarantee Premiums until the later of the insured's attained age 75 or 10 years after issue, a substantial amount may be required to meet the subsequent Lifetime No-Lapse Guarantee Values and continue the guarantee. In addition, it is possible that the payment required to continue the guarantee beyond this period could exceed the premium payments allowed to be paid without causing the Contract to become a Modified Endowment Contract. See Tax Treatment of Contract Benefits.

Not all Contracts will have the No-Lapse Guarantee available in all years. All Contracts have a Short Term No-Lapse Guarantee period. A Contract with a Target Term Rider and/or Death Benefit Type C will only have a Short Term No-Lapse Guarantee available. All other Contracts have a second, longer Limited No-Lapse Guarantee. Additionally, there is a Lifetime No-Lapse Guarantee period for Contracts with Death Benefits Type A or Type B, that have elected the Cash Value Accumulation Test for definition of life insurance. Your Contract Data pages will show No-Lapse Guarantee Values for the duration available with your Contract. See Types of Death Benefit and Tax Treatment of Contract Benefits.

Increases in Basic Insurance Amount

After your first Contract anniversary, you may increase the amount of insurance by increasing the basic insurance amount of the Contract, thus, creating an additional coverage segment. The increase will be subject to the underwriting requirements we determine.

The following conditions must be met:

(1)	you must ask for the change in a form that meets our needs;
(2)	the amount of the increase must be at least equal to the minimum increase in basic insurance amount shown under Contract Limitations in your Contract Data pages;
(3)	you must prove to us that the insured is insurable for any increase;
(4)	the Contract must not be in default;
(5)	we must not be paying premiums into the Contract as a result of the insured's total disability; and
(6)	if we ask you to do so, you must send us the Contract to be endorsed.

If we approve the change, we will send you new Contract Data pages showing the amount and effective date of the change and the recomputed charges, values and limitations. If the insured is not living on the effective date, the change will not take effect. Currently, no transaction charge is being made in connection with an increase in basic insurance amount. However, we reserve the right to charge such a fee in an amount of up to $25.

The Sales Load Target Premium is calculated separately for each coverage segment. When premiums are paid, each payment is allocated to each coverage segment based on the proportion of the Sales Load Target Premium in each segment to the total Sales Load Target Premiums of all segments. The current sales load charge for Contracts issued on Contract Form VUL-2008 or Contract Form VUL-2005 is 4% in Contract years one through four and 3% in Contract years five through 10 of premiums paid up to the amount of the Sales Load Target Premium. We also charge 3.5% in Contract years one through four and 2.5% in Contract years five through 10 of premiums paid in excess of this amount. We do not apply a sales load charge after the tenth Contract year.

Contracts issued on Contract Form VUL-2004 are charged 4% of allocated premiums paid up to the amount of the Sales Load Target Premium and 2% of allocated premiums paid in excess of this amount for the first 10 Contract years. We do not make a sales load charge after the tenth Contract year. See the definition of Contract year for an increase in basic insurance amount under DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS.

Each coverage segment will have its own surrender charge period beginning on that segment’s effective date and its own surrender charge threshold. The surrender charge threshold is the segment’s lowest coverage amount since its effective date. See Decreases in Basic Insurance Amount and Surrender Charges.

The maximum COI rates for a coverage segment representing an increase in basic insurance amount are based upon 2001 CSO Mortality Tables for Contracts issued on Contract Form VUL-2008 (1980 CSO Mortality Tables for Contracts issued on Contract Forms VUL-2004 and VUL-2005), the age at the effective date of the increase and the number of years since then, sex (except where unisex rates apply), underwriting class, smoker/nonsmoker status, and extra rating class, if any. The net amount at risk for the whole Contract (the death benefit minus the Contract Fund) is allocated to each coverage segment based on the proportion of its basic insurance amount to the total of all coverage segments. In addition, the attained age factor for a Contract with an increase in basic insurance amount is based on the insured's attained age for the initial coverage segment.

If you elect to increase the basic insurance amount of your Contract, you will receive a "free-look" right that will apply only to the increase in basic insurance amount, not the entire Contract. This right is comparable to the right afforded to the purchaser of a new Contract, except that, any COI charge for the increase in the basic insurance amount will be returned to the Contract Fund instead of a refund of premium. Generally, the "free-look" right must be exercised no later than 10 days after receipt of the Contract with an increase.

Payment of a significant premium in conjunction with an increase in basic insurance amount may cause the Contract to be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits. Therefore, before increasing the basic insurance amount, you should consult with your tax adviser and your Pruco Life representative.

Decreases in Basic Insurance Amount

You have the option of decreasing the basic insurance amount of your Contract without withdrawing any cash surrender value. If a change in circumstances causes you to determine that your amount of insurance is greater than needed, a decrease will reduce your insurance protection and the monthly deductions for the cost of insurance.

The following conditions must be met:

(1)	the amount of the decrease must be at least equal to the minimum decrease in the basic insurance amount shown under Contract Limitations in your Contract Data pages;
(2)	the basic insurance amount after the decrease must be at least equal to the minimum basic insurance amount shown under Contract Limitations in your Contract Data pages;
(3)	the Contract must not be in default;
(4)	the surrender charge on the decrease, if any, plus any transaction charge for the decrease may not exceed the Contract Fund; and
(5)	if we ask you to do so, you must send us the Contract to be endorsed.

If we approve the decrease, we will send you new Contract Data pages showing the amount and effective date of the change and the recomputed charges, values, and limitations. Currently, no transaction charge is being made in connection with a decrease in the basic insurance amount. However, we reserve the right to charge such a fee in an amount of up to $25.

For Contracts with more than one coverage segment, a decrease in basic insurance amount will reduce each coverage segment based on the proportion of each coverage segment amount to the total of all coverage segment amounts before the decrease. Each coverage segment will have its own surrender charge threshold equal to the segment’s lowest coverage amount since its effective date. If the decrease in basic insurance amount reduces a coverage segment to an amount less than its surrender charge threshold, we will deduct a surrender charge. See Surrender Charges.

We may decline a decrease in the basic insurance amount if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code. See Tax Treatment of Contract Benefits.

It is important to note, however, that if the basic insurance amount is decreased, there is a possibility that the Contract will be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits. You should consult with your tax adviser and your Pruco Life representative before requesting any decrease in basic insurance amount.

CONTRACT VALUES

Surrender of a Contract

You may surrender your Contract at any time for its cash surrender value (referred to as net cash value in the Contract) while the insured is living. To surrender your Contract, we may require you to deliver or mail the following items in Good Order to a Service Office; the Contract, a signed request for surrender, and any tax withholding information required under federal or state law. Generally, we will pay your Contract’s cash surrender value within seven days after all the documents required for such a payment are received in Good Order at a Service Office. Surrender of a Contract may have tax consequences. See Tax Treatment of Contract Benefits.

Additional requirements exist if you are exchanging your Contract for a new one at another insurance company. Specifically, a properly signed assignment to change ownership of your Contract to the new insurer and a request for surrender, signed by an authorized officer of the new insurer. The new insurer should submit these documents directly to Pruco Life by sending them in Good Order to our Customer Value Service Center in Minneapolis. Generally, we will pay your Contract’s cash surrender value to the new insurer within seven days after all the documents required for such a payment are received in Good Order at our Customer Value Service Center.

How a Contract's Cash Surrender Value Will Vary

The cash surrender value will be determined as of the end of the valuation period in which a surrender request is received in Good Order at a Service Office. The Contract's cash surrender value on any date will be the Contract Fund less any applicable surrender charges and less any Contract debt. The Contract Fund value changes daily, reflecting:

(1)	increases or decreases in the value of the variable investment option[s];
(2)	interest credited on any amounts allocated to the fixed rate option;
(3)	interest credited on any loan; and
(4)	the daily asset charge for mortality and expense risks assessed against the variable investment options.

The Contract Fund value also changes to reflect the receipt of premium payments after any charges are deducted and the monthly deductions described under CHARGES AND EXPENSES. Upon request, we will tell you the cash surrender value of your Contract. It is possible for the cash surrender value of a Contract to decline to zero because of unfavorable investment performance or outstanding Contract debt.

Loans

You may borrow an amount up to the current loan value of your Contract less any existing Contract debt using the Contract as the only security for the loan. The loan value at any time is equal to the sum of (1) 99% of the portion of the cash value attributable to the variable investment options and (2) the balance of the cash value, provided the Contract is not in default. The cash value is equal to the Contract Fund less any surrender charge. A Contract in default has no loan value. For Contracts issued on Contract Form VUL-2008, there is no minimum loan amount. The minimum loan amount you may borrow if you have Contract Form VUL-2004 or Contract Form VUL-2005 is generally $500, but may be lower in some states.

Interest charged on a loan accrues daily. We charge interest on the full loan amount, including all unpaid interest. Interest is due on each Contract anniversary or when the loan is paid back, whichever comes first. If interest is not paid when due, we will increase the loan amount by any unpaid interest. We charge interest at an effective annual rate of 4% for standard loans.

A portion of any amount you borrow on or after the 10th Contract anniversary may be considered a preferred loan. The maximum preferred loan amount is the total amount you may borrow minus the total net premiums paid (net premiums equal premiums paid less total withdrawals, if any). If the net premium amount is less than zero, we will, for purposes of this calculation, consider it to be zero. On the tenth Contract anniversary and each Contract anniversary thereafter, if the insured is living and the Contract is not in default, any existing loan amount will automatically be converted to a preferred loan to the extent that there is a preferred loan amount available. Preferred loans are charged interest at an effective annual rate of 3.10%.

When a loan is made, an amount equal to the loan proceeds is transferred out of the variable investment options and/or the fixed rate option, as applicable. Unless you ask us to take the loan amount from specific variable investment options and we agree, the reduction will be made in the same proportions as the value in each variable investment option and the fixed rate option bears to the total value of the Contract. While a loan is outstanding, the amount that was transferred will continue to be treated as part of the Contract Fund. It will be credited with interest at an effective annual rate of 3%. On each Monthly date, we will increase the portion of the Contract Fund in the investment options by interest credits accrued on the loan since the last Monthly date. The net interest rate spread of a standard loan is 1% and the net interest rate spread of a preferred loan is 0.10%.

The Contract debt is the amount of all outstanding loans plus any interest accrued but not yet due. If, on any Monthly date, the Contract debt equals or exceeds the Contract Fund less any applicable surrender charges, the Contract will go into default. The No-Lapse Guarantee will not prevent default under those circumstances. We will notify you of a 61-day grace period, within which time you may repay all or enough of the loan to obtain a positive cash surrender value and thus keep the Contract in-force. If the Contract lapses or is surrendered, the amount of unpaid Contract debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service. See LAPSE AND REINSTATEMENT and Tax Treatment of Contract Benefits - Pre-Death Distributions.

Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the Contract’s crediting rate. Distributions are subject to income tax. Were the Internal Revenue Service to take this position, we would take reasonable steps to attempt to avoid this result, including modifying the Contract’s loan provisions, but cannot guarantee that such efforts would be successful.

A loan will not cause the Contract to lapse as long as Contract debt does not equal or exceed the Contract Fund, less any applicable surrender charges. Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See Tax Treatment of Contract Benefits.

Any Contract debt will directly reduce a Contract's cash surrender value and will be subtracted from the death benefit to determine the amount payable. In addition, even if the loan is fully repaid, it may have an effect on future death benefits because the investment results of the selected investment options will apply only to the amount remaining invested under those options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

Loan repayments are applied to reduce the total outstanding Contract debt, which is equal to the principal plus accrued interest. Interest accrues daily on the total outstanding Contract debt, and making a loan repayment will reduce the amount of interest accruing.

Loan repayments will be applied towards the loan according to when they are received. Loan interest is due 21 days prior to your Contract anniversary. If we receive your loan repayment within 21 days prior to your Contract anniversary, we will apply the repayment towards interest due on a standard loan first, then towards the interest due on a preferred loan, if applicable. Any loan repayment amount exceeding the interest due is applied towards the existing principal amount of a standard loan first, then towards the principal amount of a preferred loan, if applicable.

If we receive your loan repayment at any time outside of 21 days prior to your Contract anniversary, we will apply the repayment towards the principal amount of a standard loan first, then to the principal amount of a preferred loan, if applicable. We will apply the remainder of the loan repayment towards the interest due on a standard loan, then towards the interest due on a preferred loan, if applicable.

When you repay all or part of a loan, we will increase the portion of the Contract Fund in the investment options by the amount of the loan you repay plus interest credits accrued on the loan since the last transaction date. We will apply the loan repayment to the investment allocation used for future premium payments as of the loan repayment date. If loan interest is paid when due, it will not change the portion of the Contract Fund allocated to the investment options. We reserve the right to change the manner in which we allocate loan repayments.

Withdrawals

You may withdraw a portion of the Contract's cash surrender value without surrendering the Contract, subject to the following restrictions:

(a)	Your Contract’s cash surrender value after the withdrawal may not be less than or equal to zero after deducting any charges associated with the withdrawal.
(b)	The cash surrender value after the withdrawal must be an amount that we estimate will be sufficient to cover two months of Contract Fund deductions.
(c)	The withdrawal amount must be at least $500.

There is a transaction fee for each withdrawal, which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount. A withdrawal may not be repaid except as a premium subject to the applicable charges. Upon request, we will tell you how much you may withdraw. Withdrawal of the cash surrender value may have tax consequences. See Tax Treatment of Contract Benefits.

Whenever a withdrawal is made, the death benefit will immediately be reduced by at least the amount of the withdrawal. Withdrawals under Type B (variable) and Type C (return of premium) Contracts, will not change the basic insurance amount. However, under a Type A (fixed) Contract, the withdrawal may require a reduction in the basic insurance amount and Target Term Rider coverage amount. If a decrease in basic insurance amount reduces a coverage segment below its surrender charge threshold, a surrender charge may be deducted. See Surrender Charges. No withdrawal will be permitted under a Type A (fixed) Contract if it would result in a basic insurance amount of less than the minimum basic insurance amount shown under Contract Limitations in your Contract Data pages. It is important to note, however, that if the basic insurance amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. Before making any withdrawal that causes a decrease in basic insurance amount, you should consult with your tax adviser and your Pruco Life representative. See Tax Treatment of Contract Benefits.

Currently, we will provide an authorization form if your withdrawal request causes a decrease in basic insurance amount that results in your Contract being classified as a Modified Endowment Contract. The authorization form will confirm that you are aware of your Contract becoming a Modified Endowment Contract if the transaction is completed. We will complete the transaction and send a confirmation notice after we receive the completed authorization form in Good Order at a Service Office.

When a withdrawal is made, the Contract Fund is reduced by the withdrawal amount and any charges associated with the withdrawal. An amount equal to the reduction in the Contract Fund will be withdrawn proportionally from the investment options unless you direct otherwise. Withdrawal of any portion of the cash surrender value increases the risk that the Contract Fund may be insufficient to provide Contract benefits. If such a withdrawal is followed by unfavorable investment experience, the Contract may go into default. Withdrawals may also affect whether a Contract is kept in-force under the No-Lapse Guarantee, since withdrawals decrease your Accumulated Net Payments. See No-Lapse Guarantee.

Generally, we will pay any withdrawal amount within seven days after all the documents required for such a payment are received in Good Order at a Service Office. See When Proceeds Are Paid.

A Contract returned during the “free-look” period shall be deemed void from the beginning, and not considered a surrender or withdrawal.

LAPSE AND REINSTATEMENT

We will determine the value of the Contract Fund on each Monthly date. If the Contract Fund less any applicable surrender charges is zero or less, the Contract is in default unless it remains in-force under a No-Lapse Guarantee, assuming there are no outstanding loans. See No-Lapse Guarantee. Separately, if the Contract debt ever grows to be equal to or more than the Contract Fund less any applicable surrender charges, the Contract will be in default. Should this happen, we will send you a notice of default setting forth the payment which we estimate will keep the Contract in-force for three months from the date of default. This payment must be received at the Payment Office within the 61-day grace period after the notice of default is mailed or the Contract will end and have no value. A Contract that lapses with an outstanding Contract loan may have tax consequences. See Tax Treatment of Contract Benefits.

A Contract that ended in default may be reinstated within five years after the date of default, if the following conditions are met:

(1)	renewed evidence of insurability is provided on the insured;
(2)	submission of certain payments sufficient to bring the Contract up to date plus a premium that we estimate will cover all charges and deductions for the next three months; and
(3)

any Contract debt with interest to date is restored or paid back. If the Contract debt is restored and the debt with interest would exceed the loan value of the reinstated Contract, the excess must be paid to us before reinstatement.

The reinstatement date will be the date we approve your request. We will deduct all required charges from your payment and the balance will be placed into your Contract Fund. If we approve the reinstatement, we will credit the Contract Fund with an amount equal to the surrender charge applicable as of the date of reinstatement.

TAXES

Tax Treatment of Contract Benefits

This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax adviser for complete information and advice.

Treatment as Life Insurance. The Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Contract’s investments. For further information on the diversification requirements, see Taxation of the Fund in the statement of additional information for the Series Fund.

In order to meet the definition of life insurance rules for federal income tax purposes, the Contract must satisfy one of the two following tests: (1) Cash Value Accumulation Test or (2) Guideline Premium Test. At issue, the Contract owner chooses which of these two tests will apply to their Contract. This choice cannot be changed thereafter.

Under the Cash Value Accumulation Test, the Contract must maintain a minimum ratio of death benefit to cash value. Therefore, in order to ensure that the Contract qualifies as life insurance, the Contract's death benefit may increase as the Contract Fund value increases. The death benefit, at all times, must be at least equal to the Contract Fund multiplied by the applicable attained age factor. A listing of attained age factors can be found on your Contract Data pages.

Under the Guideline Premium Test, there is a limit as to the amount of premium that can be paid into the Contract in relation to the death benefit. In addition, there is a minimum ratio of death benefit to cash value associated with this test. This ratio, however, is less than the required ratio under the Cash Value Accumulation Test. Therefore, the death benefit required under this test is generally lower than that of the Cash Value Accumulation Test.

The selection of the definition of life insurance test most appropriate for you is dependent on several factors, including the insured’s age at issue, actual Contract earnings, and whether or not the Contract is classified as a Modified Endowment Contract. You should consult your own tax adviser for complete information and advice with respect to the selection of the definition of life insurance test.

We believe we have taken adequate steps to insure that the Contract qualifies as life insurance for tax purposes.

Generally speaking, this means that:

•	you will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract, or if the Contract lapses or is surrendered, and

•	the Contract's death benefit will generally be income tax free to your beneficiary. However, your death benefit may be subject to estate taxes, and

•	we may refuse to accept any payment that increases the death benefit by more than it increases the Contract Fund.

Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

Pre-Death Distributions. The tax treatment of any distribution you receive before the insured’s death depends on whether the Contract is classified as a Modified Endowment Contract.

Contracts Not Classified as Modified Endowment Contracts

•

If you surrender the Contract or allow it to lapse, you will be taxed on the amount you received in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the cash surrender value used to repay Contract debt. In other words, you will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

•

Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Contract years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

•	Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

•

Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the preferred loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and Contract’s crediting rate. Were the Internal Revenue Service to take this position, we would take reasonable steps to avoid this result, including modifying the Contract’s loan provisions.

Modified Endowment Contracts

•

The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the basic insurance amount is made (or a rider removed). The addition of a rider or an increase in the basic insurance amount may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider. We will notify you if a premium or a change in basic insurance amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options. You should first consult a tax adviser and your Pruco Life representative if you are contemplating any of these steps.

•

If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

•

Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

•	All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.

Investor Control. Treasury Department regulations do not provide specific guidance concerning the extent to which you may direct your investment in the particular variable investment options without causing you, instead of Pruco Life, to be considered the owner of the underlying assets. Because of this uncertainty, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract owners and will be made with such notice to affected Contract owners as is feasible under the circumstances.

Withholding. You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations. If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Contract debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

Business-Owned Life Insurance. If a business, rather than an individual, is the owner of the Contract, there are some additional rules. Business Contract owners generally cannot deduct premium payments. Business Contract owners generally cannot take tax deductions for interest on Contract debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons. The interest deduction for Contract debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person. The corporate alternative minimum tax also applies to business-owned life insurance. This is an indirect tax on additions to the Contract Fund or death benefits received under business-owned life insurance policies.

For business-owned life insurance coverage issued after August 17, 2006, death benefits will generally be taxable as ordinary income to the extent it exceeds cost basis. Life insurance death benefits will continue to be generally income tax free if, prior to policy issuance, the employer provided a prescribed notice to the proposed insured/employee, obtained the employee's consent to the life insurance, and one of the following requirements is met: (a) the insured was an employee at any time during the 12-month period prior to his or her death; (b) the insured was a director or highly compensated employee or individual (as defined in the Code) at the time the policy was issued; or (c) the death benefits are paid to the insured's heirs or his or her designated beneficiaries (other than the employer), either directly as a death benefit or received from the purchase of an equity (or capital or profits) interest in the applicable policyholder. Annual reporting and record keeping requirements will apply to employers maintaining such business-owned life insurance.

DISTRIBUTION AND COMPENSATION

Pruco Securities, LLC (“Prusec”), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Contract. Prusec, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (FINRA). (Prusec is a successor company to Pruco Securities Corporation, established on February 22, 1971.) Prusec’s principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. Prusec serves as principal underwriter of the variable insurance Contracts issued by Pruco Life. The Contract is sold by registered representatives of Prusec who are also our appointed insurance agents under state insurance law. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so. Prusec received gross distribution revenue for its variable life insurance products of $90,865,268 in 2007, $91,615,140 in 2006, and $95,241,637 in 2005. Prusec passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the policies. However, Prusec does retain a portion of compensation it receives with respect to sales by its representatives. Prusec retained compensation of $16,112,532 in 2007, $11,528,129 in 2006, and $15,018,502 in 2005. Prusec offers the Contract on a continuous basis.

On July 1, 2003, Prudential Financial combined its retail securities brokerage and clearing operations with those of Wachovia Corporation (“Wachovia”) and formed Wachovia Securities Financial Holdings, LLC (“Wachovia Securities”), a joint venture headquartered in Richmond, Virginia. Prudential Financial has a 38% ownership interest in the joint venture, while Wachovia owns the remaining 62%.

Wachovia Securities is a national retail brokerage organization providing securities brokerage and financial advisory services to individuals and businesses. Wachovia and Wachovia Securities are key distribution partners for certain products of Prudential Financial affiliates, including individual life insurance, mutual funds, and individual annuities that are distributed through their financial advisors, bank channel and independent channel. In addition, Prudential Financial is a service provider to the managed account platform and certain wrap-fee programs offered by Wachovia Securities.

Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Exchange Act and/or entities that are exempt from such registration (“firms”) according to one or more schedules. The individual representative will receive all or a portion of the compensation, depending on the practice of the firm. Compensation is based on a premium value referred to as the Commissionable Target Premium. The Commissionable Target Premium is equal to the first year's surrender charge (which is found in your Contract Data pages) divided by the Percentage of Sales Load Target Premium at start of year one from the table in the Surrender Charges section of this prospectus, plus the premium for any riders other than the Target Term Rider. The Commissionable Target Premium will vary by issue age, sex, smoker/nonsmoker, substandard rating class, and any riders selected by the Contract owner, with the exception of the Target Term Rider.

Pruco Life pays significantly lower compensation on a Contract with a Target Term Rider than on an all base Contract with the same initial death benefit and premium payments because the Target Term Rider is not used in the determination of the Commissionable Target Premium.

Broker-dealers will receive compensation of up to 122% of premiums received in the first 24 months following the Contract Date on total premiums received since issue up to the Commissionable Target Premium, and up to 6% on premiums received in year two in excess of the first year's Commissionable Target Premium up to the second year's Commissionable Target Premium, up to 6% on premiums received in years three and four, and up to 5% in years five through 10 up to the Commissionable Target Premium in each Contract year. Moreover, broker-dealers will receive compensation up to 4.2% on premiums received in year one, and up to 3.75% on premiums received in years two through 10 to the extent that premiums in any year exceed the Commissionable Target Premium. Broker-dealers will also receive compensation in years two and beyond of up to 0.25% of the Contract Fund, net of Contract debt.

If the basic insurance amount is increased, broker-dealers will receive compensation of up to 122% on premiums received up to the Commissionable Target Premium for the increase received in the first 12 months following the effective date of the increase and up to 6% of premiums received in years two through four, and up to 5% on premiums received in years five through 10 up to the Commissionable Target Premium for the increase. Moreover, broker-dealers will receive compensation of up to 4.2% on premiums received in year one, and up to 3.75% on premiums received in years two through 10 following the effective date of the increase to the extent that premiums in any year exceed the Commissionable Target Premium.

Prusec registered representatives who sell the Contract are also our life insurance agents, and may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer such as conferences, trips, prizes and awards, subject to applicable regulatory requirements. In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

In addition, in an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Prusec may enter into compensation arrangements with certain broker-dealer firms authorized by Prusec to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and/or administrative and/or other services they provide to us or our affiliates. To the extent permitted by applicable rules, laws, and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

While compensation is generally taken into account as an expense in considering the charges applicable to a variable life insurance product, any such compensation will be paid by us, and will not result in any additional charge to you or to the separate account. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

LEGAL PROCEEDINGS

Pruco Life is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings specific to Pruco Life and proceedings generally applicable to business practices in the industries in which Pruco Life operates. Pruco Life is subject to class action lawsuits and individual lawsuits involving a variety of issues, including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breaching fiduciary duties to customers. In its annuity operations, Pruco Life is subject to litigation involving class action lawsuits and other litigation alleging, among other things, that Pruco Life made improper or inadequate disclosures in connection with the sale of annuity products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers. Pruco Life is also subject to litigation arising out of its general business activities, such as its investments and third-party contracts. Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to Pruco Life and its businesses and products. In addition, Pruco Life, along with other participants in the businesses in which Pruco Life engage, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of its pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

Pruco Life’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, the outcome cannot be predicted. It is possible that the results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Pruco Life’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life’s financial position. Management believes, however, that based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on Pruco Life’s financial position.

ADDITIONAL INFORMATION

Pruco Life has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, or by telephoning (202) 551-5850, upon payment of a prescribed fee.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding"), in lieu of sending a copy to each Contract owner that resides in the household. You should be aware that you can revoke or "opt out" of householding at any time by calling 1-877-778-5008.

You may contact us directly for further information. Our address and telephone number are on the inside front cover of this prospectus.

DEFINITIONS OF SPECIAL TERMS

USED IN THIS PROSPECTUS

Accumulated Net Payments - The actual premium payments you make, accumulated at an effective annual rate of 4%, less any withdrawals you make, also accumulated at an effective annual rate of 4%.

attained age - The insured's age on the Contract date plus the number of years since then. For any coverage segment effective after the Contract date, the insured's attained age is the issue age of that segment plus the length of time since its effective date.

basic insurance amount - The amount of life insurance as shown in the Contract, not including riders.

cash surrender value - The amount payable to the Contract owner upon surrender of the Contract. It is equal to the Contract Fund minus any Contract debt and minus any applicable surrender charge. Also referred to in the Contract as “Net Cash Value.”

Contract - The variable universal life insurance Contract described in this prospectus.

Contract anniversary - The same date as the Contract date in each later year.

Contract date -The date the Contract is effective, as specified in the Contract.

Contract debt - The principal amount of all outstanding loans plus any interest accrued thereon.

Contract Fund - The total amount credited to a specific Contract. On any date it is equal to the sum of the amounts in all the variable investment options and the fixed rate option, and the principal amount of any Contract debt plus any interest earned thereon.

Contract owner - You. Unless a different owner is named in the application, the owner of the Contract is the insured.

Contract year - A year that starts on the Contract date or on a Contract anniversary. For any coverage segment representing an increase, “Contract year” is a year that starts on the effective date of the increase (referred to as “Target year” in the Contract).

coverage segment - The basic insurance amount at issue is the first coverage segment. For each increase in basic insurance amount, a new coverage segment is created for the amount of the increase.

death benefit - If the Contract is not in default, this is the amount we will pay upon the death of the insured, assuming no Contract debt.

fixed rate option - An investment option under which interest is accrued daily at a rate that we declare periodically, but not less than an effective annual rate of 3%.

Funds - Mutual funds with separate portfolios. One or more of the available Fund portfolios may be chosen as an underlying investment for the Contract.

Good Order - An instruction received at our Service Office utilizing such forms, signatures, and dating as we require, which is sufficiently clear and complete and for which we do not need to exercise any discretion to follow such instructions.

Limited No-Lapse Guarantee Premiums - Premiums that, if paid at the beginning of each Contract year, will keep a Type A or Type B Contract in-force until the insured’s attained age 75 for Contract Form VUL-2008 (insured's attained age 70 for Contracts issued on Contract Form VUL-2004 or Contract Form VUL-2005), or if later, during the first 10 Contract years, regardless of investment performance and assuming no loans or withdrawals.

Lifetime No-Lapse Guarantee Premiums - Premiums that, if paid at the beginning of each Contract year, will keep a Type A or Type B Contract in-force for the lifetime of the insured, regardless of investment performance and assuming no loans or withdrawals.

Monthly date - The Contract date and the same date in each subsequent month.

No-Lapse Guarantee - Sufficient premium payments, on an accumulated basis, will guarantee that your Contract will not lapse for a specified duration and a death benefit will be paid upon the death of the insured, regardless of investment experience and assuming no loans or withdrawals. See No-Lapse Guarantee.

Pruco Life Insurance Company - Pruco Life, us, we, our. The company offering the Contract.

Sales Load Target Premium - A premium that is used to determine sales load based on issue age and rating class of the insured, and any extra risk charges or riders, if applicable.

separate account - Amounts under the Contract that are allocated to the variable investment options held by us in a separate account called the Pruco Life Variable Universal Account (the "Account"). The separate account is set apart from all of the general assets of Pruco Life Insurance Company.

Short Term No-Lapse Guarantee Premiums -Premiums that, if paid at the beginning of each Contract year, will keep the Contract in-force during the first eight Contract years for Contract Form VUL-2008 (six Contract years for issue ages 60 and above), seven Contract years for Contracts issued on Contract Form VUL-2004 and Contract Form VUL-2005 (five Contract years for issue ages 60 and above), regardless of investment performance and assuming no loans or withdrawals.

Target Term Rider - A Rider that provides a flexible term insurance benefit to attained age 100 on the life of the insured (Not available with Contract Form VUL-2008).

valuation period - The period of time from one determination of the value of the amount invested in a variable investment option to the next. Such determinations are made when the net asset values of the portfolios of the Funds are calculated, which would be as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time).

variable investment options - The portfolios of the mutual funds available under this Contract, whose shares are held in the separate account.

you - The owner of the Contract.

To Learn More About PruLife® Custom Premier II

-----------------------------------

To learn more about the PruLife® Custom Premier II variable universal life Contract, you can request a copy of the Statement of Additional Information (“SAI”), dated May 1, 2008, or view it online at www.prudential.com. See the Table of Contents of the SAI below.

TABLE OF CONTENTS OF THE

STATEMENT OF ADDITIONAL INFORMATION

Page
GENERAL INFORMATION AND HISTORY	1
Description of Pruco Life Insurance Company	1
Control of Pruco Life Insurance Company	1
State Regulation	1
Records	1
Services and Third Party Administration Agreements	1

INITIAL PREMIUM PROCESSING	2

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS	3
Legal Considerations Relating to Sex-Distinct Premiums and Benefits	3
How a Type A (Fixed) Contract's Death Benefit Will Vary	3
How a Type B (Variable) Contract's Death Benefit Will Vary	4
How a Type C (Return of Premium) Contract’s Death Benefit Will Vary	5
Reports to Contract Owners	6

UNDERWRITING PROCEDURES	6

ADDITIONAL INFORMATION ABOUT CHARGES	7
Charges for Increases in Basic Insurance Amount	7

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT	7

DISTRIBUTION AND COMPENSATION	7

EXPERTS	7

PERFORMANCE DATA	8
Average Annual Total Return	8
Non-Standard Total Return	8
Money Market Subaccount Yield	8

FINANCIAL STATEMENTS	9

The SAI is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, Registration No. 333-112808. All of these filings can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at (202) 551-5850. The SEC also maintains a Web site (http://www.sec.gov) that contains the PruLife® Custom Premier II SAI, material incorporated by reference, and other information about Pruco Life. Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.

You can call us at 1-800-944-8786 to ask us questions, request information about the Contract, and obtain copies of the Statement of Additional Information, personalized illustrations, or other documents. You can also view the Statement of Additional Information located with the prospectus at www.prudential.com, or request a copy by writing to us at:

Pruco Life Insurance Company

213 Washington Street

Newark, New Jersey 07102-2992

Investment Company Act of 1940: Registration No. 811-5826

PART B:

INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

Pruco Life Variable Universal Account

Pruco Life Insurance Company

PruLife® Custom Premier II

VARIABLE UNIVERSAL LIFE INSURANCE CONTRACTS

This Statement of Additional Information is not a prospectus. Please review the PruLife® Custom Premier II prospectus (the “prospectus”), which contains information concerning the Contracts described above. You may obtain a copy of the prospectus without charge by calling us at 1-800-944-8786. You can also view the Statement of Additional Information located with the prospectus at www.prudential.com, or request a copy by writing to us.

The defined terms used in this Statement of Additional Information are as defined in the prospectus.

Pruco Life Insurance Company

213 Washington Street

Newark, New Jersey 07102

The Date of this Statement of Additional Information and of the related prospectus is May 1, 2008.

TABLE OF CONTENTS

Page
GENERAL INFORMATION AND HISTORY	1
Description of Pruco Life Insurance Company	1
Control of Pruco Life Insurance Company	1
State Regulation	1
Records	1
Services and Third Party Administration Agreements	1

INITIAL PREMIUM PROCESSING	2

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS	3
Legal Considerations Relating to Sex-Distinct Premiums and Benefits	3
How a Type A (Fixed) Contract's Death Benefit Will Vary	3
How a Type B (Variable) Contract's Death Benefit Will Vary	4
How a Type C (Return of Premium) Contract’s Death Benefit Will Vary	5
Reports to Contract Owners	6

UNDERWRITING PROCEDURES	6

ADDITIONAL INFORMATION ABOUT CHARGES	7
Charges for Increases in Basic Insurance Amount	7

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT	7

DISTRIBUTION AND COMPENSATION	7

EXPERTS	7

PERFORMANCE DATA	8
Average Annual Total Return	8
Non-Standard Total Return	8
Money Market Subaccount Yield	8

FINANCIAL STATEMENTS	9

GENERAL INFORMATION AND HISTORY

Description of Pruco Life Insurance Company

Pruco Life Insurance Company ("Pruco Life", “us”, “we”, or “our”) is a stock life insurance company, organized on December 23, 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York. Pruco Life’s principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

Control of Pruco Life Insurance Company

Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a New Jersey stock life insurance company that has been doing business since October 13, 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company for financial services businesses offering a wide range of insurance, investment management, and other financial products and services. The principal Executive Office each of Prudential and Prudential Financial is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102-3777.

As Pruco Life’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life and Prudential. However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life may owe under the Contract.

State Regulation

Pruco Life is subject to regulation and supervision by the Department of Insurance of the State of Arizona, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Pruco Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life is required to file with Arizona and other jurisdictions, a separate statement with respect to the operations of all of its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

Records

We maintain all records and accounts relating to the Account at our Principle Executive Office. As presently required by the Investment Company Act of 1940, as amended, and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to you semi-annually at your last address known to us.

Services and Third Party Administration Agreements

Pruco Life and Prudential have entered into a Service Agreement pursuant to which Prudential furnishes to Pruco Life various services, including preparation, maintenance, and filing of accounts, books, records, and other documents required under federal or state law, and various other accounting, administrative, and legal services, which are customarily performed by the officers and employees of Prudential. Pruco Life reimburses Prudential for its costs in providing such services. Under this Agreement, Pruco Life has reimbursed Prudential $717,671,914 in 2007, $653,795,842 in 2006, and $510,368,375 in 2005.

Pruco Life and Prudential have entered into an agreement under which Prudential furnishes Pruco Life the same administrative support services that it provides in the operation of its own business with regard to the payment of death claim proceeds by way of Prudential’s Alliance Account, Prudential’s retained asset settlement option. Pruco Life transfers to Prudential an amount equal to the amount of the death claim, and Prudential establishes a retained asset settlement option for the beneficiary within its General Account and makes all payments necessary to satisfy such obligations. As soon as the Pruco Life death claim is processed, the beneficiaries are furnished with an information kit that describes the settlement option and a check book on which they may write checks. Pruco Life pays no fees or other compensation to Prudential under this agreement.

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Our individual life reinsurance treaties covering PruLife® Custom Premier II Contracts provide for the reinsurance of the mortality risk on a Yearly Renewable Term basis. Reinsurance is on a first-dollar quota share basis, with Pruco Life retaining 10% of the face amount, up to a limit of $100,000 per Contract, and the remainder is reinsured by Prudential. Prudential then reinsures some portion of this business with various reinsurers.

Pruco Life, Pruco Life of New Jersey, and Prudential entered into an administrative agreement with First Tennessee Bank National Association (“First Express”), in which First Express provides remittance processing expertise and research and development capabilities providing Pruco Life, Pruco Life of New Jersey, and Prudential with the benefits of remittance processing, improved quality, increased productivity, decreased costs, and improved service levels. Fees for such services vary monthly, depending on the number of remittances and processing methods used for varying types of remittance. Under this Agreement, First Express received $3,144,953 in 2007, $3,339,870 in 2006, and $3,722,833 in 2005 from Pruco Life, Pruco Life of New Jersey, and Prudential for services rendered. First Tennessee Bank National Association’s principal business address is 165 Madison Avenue, Memphis, Tennessee 38103.

INITIAL PREMIUM PROCESSING

In general, the invested portion of the minimum initial premium will be placed in the Contract Fund as of the later of the Contract Date and the date we receive the premium.

Upon receipt of a request for life insurance from a prospective Contract owner, we will follow certain insurance underwriting (i.e. evaluation of risk) procedures designed to determine whether the proposed insured is insurable. The process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed insured before a determination can be made. A Contract cannot be issued until this underwriting procedure has been completed.

These processing procedures are designed to provide temporary life insurance coverage to every prospective owner who pays the minimum initial premium at the time the request for coverage is submitted, subject to the terms of the Limited Insurance Agreement. Since a Contract cannot be issued until after the underwriting process has been completed, we will provide temporary life insurance coverage through use of the Limited Insurance Agreement. This coverage is for the total death benefit applied for, up to the maximum described by the Limited Insurance Agreement.

The Contract Date is the date we determine the proposed insured’s issue age. It represents the first day of the Contract year and the commencement of the suicide and contestable periods for purposes of the basic insurance amount.

If the minimum initial premium is received on or before the Contract is issued, the premium will be applied as of the Contract date. If an unusual delay is encountered in the underwriting procedure (for example, if a request for further information is not met promptly), the Contract Date will be 21 days prior to the date on which the Contract is physically issued. If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed, subject to the same qualification as that noted above.

If the initial premium paid is less than the minimum initial premium, the Contract Date will be determined as described above. Upon receipt of the balance of the minimum initial premium, the total premiums received will be applied as of the date that the minimum initial premium was satisfied.

If the minimum initial premium is received after the Contract Date, it will be applied as of the date of receipt.

There is one principal variation from the foregoing procedure. If permitted by the insurance laws of the state in which the Contract is issued, the Contract may be backdated up to six months.

In situations where the Contract Date precedes the date that the minimum initial premium is received, charges due prior to the initial premium receipt date will be deducted from the initial premium.

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ADDITIONAL INFORMATION ABOUT

OPERATION OF CONTRACTS

Legal Considerations Relating to Sex-Distinct Premiums and Benefits

The Contract generally employs mortality tables that distinguish between males and females. Thus, premiums and benefits differ under Contracts issued on males and females of the same age. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on male rates, whether the insureds are male or female. In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

How a Type A (Fixed) Contract's Death Benefit Will Vary

There are three types of death benefit available under the Contract: (1) Type A, a generally fixed death benefit; (2) Type B, a variable death benefit; and (3) Type C, a return of premium death benefit. A Type C (return of premium) death benefit generally varies by the amount of premiums paid, a Type B (variable) death benefit varies with investment performance, and a Type A (fixed) death benefit does not vary unless it must be increased to comply with the Internal Revenue Code's definition of life insurance.

Under the Type A (fixed) Contract, the death benefit is generally equal to the basic insurance amount, before the reduction of any Contract debt. If the Contract is kept in-force for several years, depending on how much premium you pay, and/or if investment performance is reasonably favorable, the Contract Fund may grow to the point where we will increase the death benefit in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

Assuming no Contract debt, the death benefit of a Type A (fixed) Contract will always be the greater of:

(1)	the basic insurance amount; and
(2)	the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the attained age factor that applies.

A listing of attained age factors can be found on your Contract Data pages. The latter provision ensures that the Contract will always have a death benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law. Before the Contract is issued, the Contract owner may choose between two methods that we use to determine the tax treatment of the Contract.

The following table illustrates at different ages how the attained age factor affects the death benefit for different Contract Fund amounts. The table assumes a $250,000 Type A (fixed) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract debt.

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Type A (Fixed) Death Benefit

If		Then
The insured is age	and the Contract Fund is	the attained age factor is**	the Contract Fund multiplied by the attained age factor is	and the Death Benefit is
40 40 40	$ 25,000 $ 75,000 $100,000	4.04 4.04 4.04	101,000 303,000 404,000	$250,000 $303,000* $404,000*
60 60 60	$ 75,000 $125,000 $150,000	2.11 2.11 2.11	158,250 263,750 316,500	$250,000 $263,750* $316,500*
80 80 80	$150,000 $200,000 $225,000	1.32 1.32 1.32	198,000 264,000 297,000	$250,000 $264,000* $297,000*

* Note that the death benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance.

** Assumes the Contract owner selected the Cash Value Accumulation Test. These figures are based on the 2001

Commissioner's Standard Ordinary ("CSO") Mortality Tables.

This means, for example, that if the insured has reached the age of 60, and the Contract Fund is $150,000, the death benefit will be $316,500, even though the basic insurance amount is $250,000. In this situation, for every $1 increase in the Contract Fund, the death benefit will be increased by $2.11. We reserve the right to refuse to accept any premium payment that increases the death benefit by more than it increases the Contract Fund. If we exercise this right, in certain situations it may result in the loss of the No-Lapse Guarantee.

How a Type B (Variable) Contract's Death Benefit Will Vary

Under the Type B (variable) Contract, while the Contract is in-force, the death benefit will never be less than the basic insurance amount, before the reduction of any Contract debt, but will also vary immediately after it is issued, with the investment results of the selected variable investment options. The death benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

Assuming no Contract debt, the death benefit of a Type B (variable) Contract will always be the greater of:

(1)	the basic insurance amount plus the Contract Fund before the deduction of any monthly charges due on that date; and
(2)	the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the attained age factor that applies.

For purposes of computing the death benefit, if the Contract Fund is less than zero, we will consider it to be zero. A listing of attained age factors can be found on your Contract Data pages. The latter provision ensures that the Contract will always have a death benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law. Before the Contract is issued, the Contract owner may choose between two methods that we use to determine the tax treatment of the Contract.

The following table illustrates various attained age factors and Contract Funds and the corresponding death benefits. The table assumes a $250,000 Type B (variable) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract debt.

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Type B (Variable) Death Benefit

If		Then
The insured is age	and the Contract Fund is	the attained age factor is**	the Contract Fund multiplied by the attained age factor is	and the Death Benefit is
40 40 40	$ 25,000 $ 75,000 $100,000	4.04 4.04 4.04	101,000 303,000 404,000	$275,000 $375,000 $404,000*
60 60 60	$ 75,000 $125,000 $150,000	2.11 2.11 2.11	158,250 263,750 316,500	$325,000 $375,000 $400,000
80 80 80	$150,000 $200,000 $225,000	1.32 1.32 1.32	198,000 264,000 297,000	$400,000 $450,000 $475,000

* Note that the death benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance.

** Assumes the Contract owner selected the Cash Value Accumulation Test. These figures are based on the 2001

Commissioner's Standard Ordinary ("CSO") Mortality Tables.

This means, for example, that if the insured has reached the age of 40, and the Contract Fund is $100,000, the death benefit will be $404,000, even though the basic insurance amount is $250,000. In this situation, for every $1 increase in the Contract Fund, the death benefit will be increased by $4.04. We reserve the right to refuse to accept any premium payment that increases the death benefit by more than it increases the Contract Fund. If we exercise this right, in certain situations it may result in the loss of the No-Lapse Guarantee.

How a Type C (Return of Premium) Contract’s Death Benefit Will Vary

Under the Type C (return of premium) Contract, while the Contract is in-force, the death benefit will vary by the amount of premiums paid, less any withdrawals, both accumulated with interest at the rate(s) chosen by the Contract owner and shown in the Contract Data pages. The interest rate will range from 0% to 8%; in ½% increments. The death benefit on a Type C Contract is limited to the basic insurance amount plus an amount equal to: the Contract Fund plus the Type C Limiting Amount (the sum of the initial basic insurance amount plus any initial Target Term Rider coverage amount) multiplied by the Type C Death Benefit Factor, both located in the Contract Limitations section of your Contract. The death benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. Unlike Type A and Type B Contracts, the death benefit of a Type C Contract may be less than the basic insurance amount in the event total withdrawals are greater than total premiums paid.

Assuming no Contract debt, the death benefit of a Type C (return of premium) Contract will always be the lesser of:

(1)	the basic insurance amount plus the total premiums paid into the Contract less any withdrawals, both accumulated with interest at the rate(s) displayed in the Contract Data pages; and
(2)

the basic insurance amount plus the Contract Fund before deduction of any monthly charges due on that date plus the product of the Type C Limiting Amount multiplied by the Type C Death Benefit Factor, both found in the Contract Limitations section of the Contract Data pages.

However, if the product of the Contract Fund, before any monthly charges, multiplied by the attained age factor is greater than either (1) or (2), described above, then it will become the death benefit.

A listing of attained age factors can be found on your Contract Data pages. The latter provision ensures that the Contract will always have a death benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law. Before the Contract is issued, the Contract owner may choose between two methods that we use to determine the tax treatment of the Contract.

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The following table illustrates various attained age factors and Contract Funds and the corresponding death benefits. The table assumes a $250,000 Type C (return of premium) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract debt.

Type C (Return of Premium) Death Benefit

If			Then
the insured is age	and the Contract Fund is	and the premium paid less any withdrawals is	the attained age factor is**	the Contract Fund multiplied by the attained age factor is	and the Death Benefit is
40 40 40	$25,000 $75,000 $100,000	$15,000 $60,000 $80,000	4.04 4.04 4.04	101,000 303,000 404,000	$265,000 $310,000 $404,000*
60 60 60	$75,000 $125,000 $150,000	$ 60,000 $100,000 $125,000	2.11 2.11 2.11	158,250 263,750 316,500	$310,000 $350,000 $375,000
80 80 80	$150,000 $200,000 $225,000	$125,000 $150,000 $175,000	1.32 1.32 1.32	198,000 264,000 297,000	$375,000 $400,000 $425,000

* Note that the death benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance.

** Assumes the Contract owner selected the Cash Value Accumulation Test. These figures are based on the 2001

Commissioner's Standard Ordinary ("CSO") Mortality Tables.

This means, for example, that if the insured has reached the age of 40, and the premiums paid less any withdrawals equals $80,000, the death benefit will be $404,000, even though the basic insurance amount is $250,000. In this situation, for every $1 increase in the Contract Fund, the death benefit will be increased by $4.04. We reserve the right to refuse to accept any premium payment that increases the death benefit by more than it increases the Contract Fund. If we exercise this right, in certain situations it may result in the loss of the No-Lapse Guarantee.

Reports to Contract Owners

Once each year, we will send you a statement that provides certain information pertinent to your Contract. This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract.

You will also be sent annual and semi-annual reports of the Funds showing the financial condition of the portfolios and the investments held in each portfolio.

UNDERWRITING PROCEDURES

When you express interest in obtaining insurance from us, you may apply for coverage in one of two ways, via a paper application or through our Worksheet process. When using the paper application, a registered representative completes a full application and submits it to our underwriting unit to commence the underwriting process. A registered representative may be an agent/broker who is a representative of Pruco Securities, LLC (“Prusec”), a broker dealer affiliate of Prudential, or in some cases, a broker dealer not directly affiliated with Prudential.

When using the Worksheet process, a registered representative typically collects enough applicant information to start the underwriting process. The representative will submit the information to our New Business Department to begin processing, which includes scheduling a direct call to the applicant to obtain medical information, and to confirm other data.

Regardless of which of the two underwriting processes is followed, once we receive the necessary information, which may include doctors’ statements, medical examinations from physicians or paramedical vendors, test results, and other information, we will make a decision regarding our willingness to accept the risk, and the price at which we will accept the risk. We will issue the Contract when the risk has been accepted and priced.

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ADDITIONAL INFORMATION ABOUT CHARGES

Charges for Increases in Basic Insurance Amount

Each time you increase your basic insurance amount, we will send you new Contract Data pages showing the amount and effective date of the change and the recomputed charges, values, and limitations. No transaction charge is currently being made in connection with an increase in basic insurance amount. However, we reserve the right to make such a charge in an amount of up to $25.

The Sales Load Target Premium is calculated separately for each coverage segment. When premiums are paid, each payment is allocated to each coverage segment based on the proportion of the Sales Load Target Premium in each segment to the total Sales Load Target Premiums of all segments. Currently, the sales load charge for each coverage segment is equal to 4% of the allocated premium paid in each Contract year up to the Sales Load Target Premium and 2% of allocated premiums paid in excess of this amount for the first 10 Contract years; 0% thereafter.

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT

When your Contract is in default, no part of your Contract Fund is available to you. Consequently, you are not able to take any loans, partial withdrawals or surrenders, or make any transfers among the investment options. In addition, during any period in which your Contract is in default, you may not change the way in which subsequent premiums are allocated or increase the amount of your insurance by increasing the basic insurance amount of the Contract.

DISTRIBUTION AND COMPENSATION

In an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Prusec may enter into compensation arrangements with certain broker-dealer firms authorized by Prusec to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and / or administrative and / or other services they provide to us or our affiliates. To the extent permitted by applicable rules, laws, and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

Pruco Life makes these promotional payments directly to or in sponsorship of the firm (or its affiliated broker/dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.

Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

EXPERTS

The consolidated financial statements of Pruco Life and Subsidiaries as of December 31, 2007 and 2006 and for each of the three years in the period ended December 31, 2007 and the financial statements of Pruco Life Variable Universal Account as of December 31, 2007 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York 10017.

Actuarial matters included in this Statement of Additional Information have been examined by Nancy D. Davis, MAAA, FSA, Vice President and Actuary of Prudential.

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PERFORMANCE DATA

Average Annual Total Return

The Account may advertise average annual total return information calculated according to a formula prescribed by the U.S. Securities and Exchange Commission (“SEC”). Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical contribution allocated to a Subaccount from the beginning to the end of each specified period of time. The SEC standardized version of this performance information is based on an assumed contribution of $1,000 allocated to a Subaccount at the beginning of each period and full withdrawal of the value of that amount at the end of each specified period. This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Subaccount and (ii) no transfers or additional payments were made. Premium taxes are not included in the term “charges” for purposes of this calculation. Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical contribution that would compare the Unit Value on the first day of a specified period to the ending redeemable value at the end of the period according to the following formula:

P(1+T)n = ERV

Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical contribution of $1,000 made at the beginning of the applicable period, where P equals a hypothetical contribution of $1,000, and where n equals the number of years.

Non-Standard Total Return

In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method. The Account may also present aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Account for the specified period.

For the periods prior to the date the Subaccounts commenced operations, non-standard performance information for the Contracts will be calculated based on the performance of the Funds and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Subaccounts (this is referred to as “hypothetical performance data”). Standard and non-standard average annual return calculations include the mortality and expense risk charge under the Contract, but do not reflect other life insurance contract charges (sales, administration, and actual cost of insurance) nor any applicable surrender or lapse charges, which would significantly lower the returns. Information stated for any given period does not indicate or represent future performance.

Money Market Subaccount Yield

The “total return” figures for the Money Market Subaccount are calculated using historical investment returns of the Money Market Portfolio of The Prudential Series Fund, Inc. as if PruLife® Custom Premier II had been investing in that subaccount during a specified period. Fees associated with the Series Fund are reflected; however, all fees, expenses, and charges associated with PruLife® Custom Premier II are not reflected.

The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Money Market Subaccount at the beginning of a specified period, subtracting a hypothetical charge reflecting deductions from Contract owner accounts, and dividing the difference by the value of the subaccount at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%. The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield ([base period return + 1] 365/7)-1.

The yields on amounts held in the Money Market Subaccount will fluctuate on a daily basis. Therefore, the stated yields for any given period are not an indication of future yields.

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FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the consolidated financial statements of Pruco Life and its subsidiaries, which should be considered only as bearing upon the ability of Pruco Life to meet its obligations under the Contracts.

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FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2007

	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio	Prudential Flexible Managed Portfolio
ASSETS
Investment in the portfolios, at value	$213,692,206	$108,670,057	$68,385,713	$4,689,533
Net Assets	$213,692,206	$108,670,057	$68,385,713	$4,689,533
NET ASSETS, representing:
Accumulation units	$213,692,206	$108,670,057	$68,385,713	$4,689,533
	$213,692,206	$108,670,057	$68,385,713	$4,689,533
Units outstanding	132,611,606	49,522,699	37,024,867	3,209,716
Portfolio shares held	21,369,221	9,969,730	2,304,877	256,259
Portfolio net asset value per share	$10.00	$10.90	$29.67	$18.30
Investment in portfolio shares, at cost	$213,692,206	$110,305,234	$51,621,083	$4,052,506

STATEMENT OF OPERATIONS
For the period ended December 31, 2007

	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio	Prudential Flexible Managed Portfolio
INVESTMENT INCOME
Dividend income	$10,978,368	$4,758,521	$723,012	$111,715
EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	1,099,667	441,016	244,371	34,888
NET INVESTMENT INCOME (LOSS)	9,878,701	4,317,505	478,641	76,827
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	45,786	179,309
Realized gain (loss) on shares redeemed	0	(162,061)	1,986,645	75,782
Net change in unrealized gain (loss) on investments	0	351,560	3,023,708	(79,780)
NET GAIN (LOSS) ON INVESTMENTS	0	189,499	5,056,139	175,311
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$9,878,701	$4,507,004	$5,534,780	$252,138

The accompanying notes are an integral part of these financial statements.

A1

SUBACCOUNTS (Continued)
Prudential Conservative Balanced Portfolio	Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio	Prudential Natural Resources Portfolio	Prudential Global Portfolio

$35,693,191	$9,763,690	$207,463,725	$19,178,135	$6,051,533	$21,964,685
$35,693,191	$9,763,690	$207,463,725	$19,178,135	$6,051,533	$21,964,685

$35,693,191	$9,763,690	$207,463,725	$19,178,135	$6,051,533	$21,964,685
$35,693,191	$9,763,690	$207,463,725	$19,178,135	$6,051,533	$21,964,685

13,124,684	6,530,034	110,391,240	7,410,860	371,389	14,238,644

2,138,597	1,918,210	5,631,480	818,180	107,525	892,148
$16.69	$5.09	$36.84	$23.44	$56.28	$24.62
$31,243,807	$10,122,065	$173,491,095	$16,817,715	$3,939,929	$15,622,824

SUBACCOUNTS (Continued)
Prudential Conservative Balanced Portfolio	Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio	Prudential Natural Resources Portfolio	Prudential Global Portfolio

$1,054,860	$671,893	$3,432,052	$275,280	$28,582	$236,558

210,840	27,732	885,660	107,684	29,617	72,353

844,020	644,161	2,546,392	167,596	(1,035)	164,205

0	0	0	2,223,726	845,258	0
941,395	14,084	4,037,841	455,981	518,019	440,322
162,599	(449,737)	2,674,522	(2,346,293)	608,770	1,301,173

1,103,994	(435,653)	6,712,363	333,414	1,972,047	1,741,495

$1,948,014	$208,508	$9,258,755	$501,010	$1,971,012	$1,905,700

The accompanying notes are an integral part of these financial statements.

A2

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2007

	SUBACCOUNTS
	Prudential Government Income Portfolio	Prudential Jennison Portfolio	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio
ASSETS
Investment in the portfolios, at value	$72,515,148	$52,955,901	$26,844,207	$8,200,181
Net Assets	$72,515,148	$52,955,901	$26,844,207	$8,200,181
NET ASSETS, representing:
Accumulation units	$72,515,148	$52,955,901	$26,844,207	$8,200,181
	$72,515,148	$52,955,901	$26,844,207	$8,200,181
Units outstanding	24,251,747	47,025,307	6,884,401	5,912,734
Portfolio shares held	6,372,157	2,250,570	1,259,700	463,025
Portfolio net asset value per share	$11.38	$23.53	$21.31	$17.71
Investment in portfolio shares, at cost	$76,796,113	$41,065,342	$20,568,629	$6,531,865

STATEMENT OF OPERATIONS
For the period ended December 31, 2007

	SUBACCOUNTS
	Prudential Government Income Portfolio	Prudential Jennison Portfolio	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio
INVESTMENT INCOME
Dividend income	$3,146,878	$151,402	$171,458	$114,527
EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	425,060	157,124	177,519	43,521
NET INVESTMENT INCOME (LOSS)	2,721,818	(5,722)	(6,061)	71,006
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	1,952,390	920,305
Realized gain (loss) on shares redeemed	(174,420)	1,946,576	664,571	919,270
Net change in unrealized gain (loss) on investments	960,042	3,499,903	(2,821,075)	(814,711)
NET GAIN (LOSS) ON INVESTMENTS	785,622	5,446,479	(204,114)	1,024,864
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,507,440	$5,440,757	$(210,175)	$1,095,870

The accompanying notes are an integral part of these financial statements.

A3

SUBACCOUNTS (Continued)
Janus Aspen Large Cap Growth Portfolio — Institutional Shares	MFS Emerging Growth Series	American Century VP Value Fund	Franklin Small-Mid Cap Growth Securities Fund	American Century VP Income & Growth Fund	Prudential SP T. Rowe Price Large-Cap Growth Portfolio

$7,077,984	$2,440,254	$11,145,948	$4,775,994	$1,802,820	$12,376,854
$7,077,984	$2,440,254	$11,145,948	$4,775,994	$1,802,820	$12,376,854

$7,077,984	$2,440,254	$11,145,948	$4,775,994	$1,802,820	$12,376,854
$7,077,984	$2,440,254	$11,145,948	$4,775,994	$1,802,820	$12,376,854
7,733,036	2,964,060	6,191,498	5,021,878	1,441,553	10,836,771

267,801	97,571	1,492,095	208,468	213,099	1,599,077
$26.43	$25.01	$7.47	$22.91	$8.46	$7.74
$5,891,578	$1,856,941	$11,232,476	$3,836,525	$1,596,545	$10,798,200

SUBACCOUNTS (Continued)
Janus Aspen Large Cap Growth Portfolio — Institutional Shares	MFS Emerging Growth Series	American Century VP Value Fund	Franklin Small-Mid Cap Growth Securities Fund	American Century VP Income & Growth Fund	Prudential SP T. Rowe Price Large-Cap Growth Portfolio

$41,361	$0	$179,535	$0	$34,074	$29,521

31,941	15,178	67,225	23,311	3,252	30,178
9,420	(15,178)	112,310	(23,311)	30,822	(657)

0	0	931,012	400,713	0	0
196,365	50,833	121,580	326,816	155,421	191,533
555,606	381,274	(1,838,218)	(162,667)	(163,955)	677,651
751,971	432,107	(785,626)	564,862	(8,534)	869,184

$761,391	$416,929	$(673,316)	$541,551	$22,288	$868,527

The accompanying notes are an integral part of these financial statements.

A4

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2007

	SUBACCOUNTS
	Prudential SP Davis Value Portfolio	Dreyfus MidCap Stock Portfolio	Dreyfus Developing Leaders Portfolio	Prudential SP Small Cap Value Portfolio
ASSETS
Investment in the portfolios, at value	$45,673,583	$512,165	$4,406,310	$39,942,665
Net Assets	$45,673,583	$512,165	$4,406,310	$39,942,665
NET ASSETS, representing:
Accumulation units	$45,673,583	$512,165	$4,406,310	$39,942,665
	$45,673,583	$512,165	$4,406,310	$39,942,665
Units outstanding	29,581,338	348,156	7,529,451	24,586,873
Portfolio shares held	3,806,132	33,000	136,250	3,268,631
Portfolio net asset value per share	$12.00	$15.52	$32.34	$12.22
Investment in portfolio shares, at cost	$38,598,064	$539,080	$4,788,877	$41,764,515

STATEMENT OF OPERATIONS
For the period ended December 31, 2007

	SUBACCOUNTS
	Prudential SP Davis Value Portfolio	Dreyfus MidCap Stock Portfolio	Dreyfus Developing Leaders Portfolio	Prudential SP Small Cap Value Portfolio
INVESTMENT INCOME
Dividend income	$371,936	$2,038	$18,597	$325,860
EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	121,812	1,032	5,719	102,296
NET INVESTMENT INCOME (LOSS)	250,124	1,006	12,878	223,564
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	1,572,622	57,889	325,137	2,558,305
Realized gain (loss) on shares redeemed	1,774,790	(155)	(25,396)	331,006
Net change in unrealized gain (loss) on investments	(1,711,541)	(56,417)	(625,617)	(4,797,438)
NET GAIN (LOSS) ON INVESTMENTS	1,635,871	1,317	(325,876)	(1,908,127)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,885,995	$2,323	$(312,998)	$(1,684,563)

The accompanying notes are an integral part of these financial statements.

A5

SUBACCOUNTS (Continued)
Goldman Sachs Structured Small Cap Equity Fund	AIM V.I. Utilities Fund	AIM V.I. Technology Fund	Prudential SP Small-Cap Growth Portfolio	Janus Aspen Mid-Cap Growth Portfolio — Service Shares	Janus Aspen Balanced Portfolio — Service Shares

$1,685,440	$59,198	$696,701	$8,417,781	$2,705,862	$22,798,351
$1,685,440	$59,198	$696,701	$8,417,781	$2,705,862	$22,798,351

$1,685,440	$59,198	$696,701	$8,417,781	$2,705,862	$22,798,351
$1,685,440	$59,198	$696,701	$8,417,781	$2,705,862	$22,798,351

1,163,962	45,007	2,087,556	7,241,543	3,296,656	16,340,327

157,371	2,470	46,139	1,106,147	69,434	733,774
$10.71	$23.97	$15.10	$7.61	$38.97	$31.07
$1,971,429	$47,872	$555,355	$7,340,710	$2,286,988	$17,593,128

SUBACCOUNTS (Continued)
Goldman Sachs Structured Small Cap Equity Fund	AIM V.I. Utilities Fund	AIM V.I. Technology Fund	Prudential SP Small-Cap Growth Portfolio	Janus Aspen Mid-Cap Growth Portfolio — Service Shares	Janus Aspen Balanced Portfolio — Service Shares

$6,889	$1,073	$0	$0	$1,298	$506,701

3,723	100	1,247	20,549	3,715	44,557

3,166	973	(1,247)	(20,549)	(2,417)	462,144

178,621	2,781	0	313,636	7,187	0
(558)	396	4,837	160,561	37,082	292,512
(509,173)	4,942	29,710	(12,978)	315,043	1,355,848

(331,110)	8,119	34,547	461,219	359,312	1,648,360

$(327,944)	$9,092	$33,300	$440,670	$356,895	$2,110,504

The accompanying notes are an integral part of these financial statements.

A6

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2007

	SUBACCOUNTS
	Oppenheimer MidCap Fund/VA	Prudential SP PIMCO Total Return Portfolio	Prudential SP PIMCO High Yield Portfolio	Janus Aspen Large Cap Growth Portfolio — Service Shares
ASSETS
Investment in the portfolios, at value	$2,105,641	$45,392,747	$9,365,892	$2,823,917
Net Assets	$2,105,641	$45,392,747	$9,365,892	$2,823,917
NET ASSETS, representing:
Accumulation units	$2,105,641	$45,392,747	$9,365,892	$2,823,917
	$2,105,641	$45,392,747	$9,365,892	$2,823,917
Units outstanding	2,976,466	30,291,824	6,006,462	2,420,431
Portfolio shares held	39,565	3,889,696	952,787	108,279
Portfolio net asset value per share	$53.22	$11.67	$9.83	$26.08
Investment in portfolio shares, at cost	$1,819,709	$43,920,579	$9,661,186	$2,157,349

STATEMENT OF OPERATIONS
For the period ended December 31, 2007

	SUBACCOUNTS
	Oppenheimer MidCap Fund/VA	Prudential SP PIMCO Total Return Portfolio	Prudential SP PIMCO High Yield Portfolio	Janus Aspen Large Cap Growth Portfolio — Service Shares
INVESTMENT INCOME
Dividend income	$0	$1,878,742	$623,143	$15,043
EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	7,011	107,759	22,802	6,322
NET INVESTMENT INCOME (LOSS)	(7,011)	1,770,983	600,341	8,721
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	135,759	0
Realized gain (loss) on shares redeemed	273,504	24,648	8,818	54,807
Net change in unrealized gain (loss) on investments	(57,468)	2,019,434	(447,973)	264,890
NET GAIN (LOSS) ON INVESTMENTS	216,036	2,044,082	(303,396)	319,697
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$209,025	$3,815,065	$296,945	$328,418

The accompanying notes are an integral part of these financial statements.

A7

SUBACCOUNTS (Continued)
Prudential SP Large Cap Value Portfolio	Prudential SP AIM Core Equity Portfolio	Prudential SP Strategic Partners Focused Growth Portfolio	Prudential SP Mid Cap Growth Portfolio	SP Prudential U.S. Emerging Growth Portfolio	Prudential SP Conservative Asset Allocation Portfolio

$15,227,476	$5,169,716	$3,866,405	$18,747,598	$27,087,070	$10,604,880
$15,227,476	$5,169,716	$3,866,405	$18,747,598	$27,087,070	$10,604,880

$15,227,476	$5,169,716	$3,866,405	$18,747,598	$27,087,070	$10,604,880
$15,227,476	$5,169,716	$3,866,405	$18,747,598	$27,087,070	$10,604,880

10,508,328	3,789,602	2,968,422	18,775,634	16,816,924	7,093,592

1,290,464	591,501	465,832	2,489,721	3,220,817	877,161
$11.80	$8.74	$8.30	$7.53	$8.41	$12.09
$14,489,288	$4,413,650	$3,319,900	$16,279,745	$23,342,519	$9,622,639

SUBACCOUNTS (Continued)
Prudential SP Large Cap Value Portfolio	Prudential SP AIM Core Equity Portfolio	Prudential SP Strategic Partners Focused Growth Portfolio	Prudential SP Mid Cap Growth Portfolio	SP Prudential U.S. Emerging Growth Portfolio	Prudential SP Conservative Asset Allocation Portfolio

$264,837	$59,916	$0	$40,209	$84,262	$314,539

38,637	14,958	9,054	43,987	65,251	26,478
226,200	44,958	(9,054)	(3,778)	19,011	288,061

1,008,583	52,255	146,283	1,522,016	2,525,365	227,130
320,922	122,677	94,671	369,141	503,186	253,304
(2,040,175)	111,724	240,700	594,768	655,136	103,382

(710,670)	286,656	481,654	2,485,925	3,683,687	583,816

$(484,470)	$331,614	$472,600	$2,482,147	$3,702,698	$871,877

The accompanying notes are an integral part of these financial statements.

A8

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2007

	SUBACCOUNTS
	Prudential SP Balanced Asset Allocation Portfolio	Prudential SP Growth Asset Allocation Portfolio	Prudential SP Aggressive Growth Asset Allocation Portfolio	Janus Aspen International Growth Portfolio — Service Shares
ASSETS
Investment in the portfolios, at value	$53,252,584	$90,584,385	$32,379,809	$6,692,317
Net Assets	$53,252,584	$90,584,385	$32,379,809	$6,692,317
NET ASSETS, representing:
Accumulation units	$53,252,584	$90,584,385	$32,379,809	$6,692,317
	$53,252,584	$90,584,385	$32,379,809	$6,692,317
Units outstanding	35,350,221	58,676,432	20,763,108	3,372,396
Portfolio shares held	4,422,972	7,815,736	3,012,075	103,660
Portfolio net asset value per share	$12.04	$11.59	$10.75	$64.56
Investment in portfolio shares, at cost	$47,021,195	$79,022,418	$28,843,226	$3,683,820

STATEMENT OF OPERATIONS
For the period ended December 31, 2007

	SUBACCOUNTS
	Prudential SP Balanced Asset Allocation Portfolio	Prudential SP Growth Asset Allocation Portfolio	Prudential SP Aggressive Growth Asset Allocation Portfolio	Janus Aspen International Growth Portfolio — Service Shares
INVESTMENT INCOME
Dividend income	$1,156,196	$1,328,815	$299,346	$35,514
EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	107,057	176,141	61,873	14,957
NET INVESTMENT INCOME (LOSS)	1,049,139	1,152,674	237,473	20,557
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	1,445,418	3,121,709	1,423,506	0
Realized gain (loss) on shares redeemed	738,826	1,262,118	463,456	1,659,715
Net change in unrealized gain (loss) on investments	803,341	954,855	88,341	103,168
NET GAIN (LOSS) ON INVESTMENTS	2,987,585	5,338,682	1,975,303	1,762,883
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,036,724	$6,491,356	$2,212,776	$1,783,440

The accompanying notes are an integral part of these financial statements.

A9

SUBACCOUNTS (Continued)
Prudential SP International Growth Portfolio	Prudential SP International Value Portfolio	M Financial Turner Core Growth Fund	M Financial Frontier Capital Appreciation Fund	M Financial Brandes International Equity Fund	M Financial Business Opportunity Value Fund

$17,081,459	$33,931,113	$1,611,128	$1,288,752	$2,483,179	$295,260
$17,081,459	$33,931,113	$1,611,128	$1,288,752	$2,483,179	$295,260

$17,081,459	$33,931,113	$1,611,128	$1,288,752	$2,483,179	$295,260
$17,081,459	$33,931,113	$1,611,128	$1,288,752	$2,483,179	$295,260

8,454,926	17,967,010	92,517	76,081	126,112	17,849

2,004,866	3,192,014	82,537	52,092	134,590	24,381
$8.52	$10.63	$19.52	$24.74	$18.45	$12.11
$14,943,969	$31,509,365	$1,399,143	$1,262,156	$2,529,520	$301,175

SUBACCOUNTS (Continued)
Prudential SP International Growth Portfolio	Prudential SP International Value Portfolio	M Financial Turner Core Growth Fund	M Financial Frontier Capital Appreciation Fund	M Financial Brandes International Equity Fund	M Financial Business Opportunity Value Fund

$109,973	$683,645	$5,693	$0	$50,378	$1,924

35,248	70,173	0	0	0	0

74,725	613,472	5,693	0	50,378	1,924

2,274,106	6,332,019	113,179	116,066	333,440	24,052
370,269	554,674	19,009	13,566	56,345	18,850
(245,614)	(3,320,467)	153,660	(769)	(272,572)	(31,534)

2,398,761	3,566,226	285,848	128,863	117,213	11,368

$2,473,486	$4,179,698	$291,541	$128,863	$167,591	$13,292

The accompanying notes are an integral part of these financial statements.

A10

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2007

	SUBACCOUNTS
	ProFund VP Asia 30 Fund	ProFund VP Banks Fund		ProFund VP Basic Materials Fund	ProFund VP Bear Fund
ASSETS
Investment in the portfolios, at value	$16,301	$5		$35,106	$5,721
Net Assets	$16,301	$5		$35,106	$5,721
NET ASSETS, representing:
Accumulation units	$16,301	$5		$35,106	$5,721
	$16,301	$5		$35,106	$5,721
Units outstanding	3,990	4		15,346	9,242
Portfolio shares held	179	0	*	679	230
Portfolio net asset value per share	$90.97	$24.30		$51.69	$24.92
Investment in portfolio shares, at cost	$12,653	$7		$33,099	$5,770

STATEMENT OF OPERATIONS
For the period ended December 31, 2007

	SUBACCOUNTS
	ProFund VP Asia 30 Fund	ProFund VP Banks Fund	ProFund VP Basic Materials Fund	ProFund VP Bear Fund
INVESTMENT INCOME
Dividend income	$11	$0	$100	$224
EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	25	2	50	200
NET INVESTMENT INCOME (LOSS)	(14)	(2)	50	24
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	(5,711)	1,451	10,011	(648)
Net change in unrealized gain (loss) on investments	3,602	(2)	2,008	54
NET GAIN (LOSS) ON INVESTMENTS	(2,109)	1,449	12,019	(594)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,123)	$1,447	$12,069	$(570)

*  Represents less than one share.

The accompanying notes are an integral part of these financial statements.

A11

SUBACCOUNTS (Continued)
ProFund VP Biotechnology Fund	ProFund VP UltraBull Fund	ProFund VP Consumer Services Fund		ProFund VP Consumer Goods Fund	ProFund VP Oil & Gas Fund	ProFund VP Europe 30 Fund

$199	$18,801	$4		$647	$41,061	$29,980
$199	$18,801	$4		$647	$41,061	$29,980

$199	$18,801	$4		$647	$41,061	$29,980
$199	$18,801	$4		$647	$41,061	$29,980

119	8,683	3		432	12,419	13,240

10	894	0	*	18	616	844
$20.60	$21.04	$29.38		$35.50	$66.69	$35.53
$208	$18,617	$5		$642	$37,817	$29,809

SUBACCOUNTS (Continued)
ProFund VP Biotechnology Fund	ProFund VP UltraBull Fund	ProFund VP Consumer Services Fund	ProFund VP Consumer Goods Fund	ProFund VP Oil & Gas Fund	ProFund VP Europe 30 Fund

$0	$208	$0	$9	$0	$644

69	91	16	5	104	101

(69)	117	(16)	4	(104)	543

0	3,431	0	0	452	262
(1,690)	21,231	792	(141)	608	1,964
1,354	316	(1)	(8)	3,649	80

(336)	24,978	791	(149)	4,709	2,306

$(405)	$25,095	$775	$(145)	$4,605	$2,849

The accompanying notes are an integral part of these financial statements.

A12

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2007

	SUBACCOUNTS
	ProFund VP Financials Fund	ProFund VP Health Care Fund	ProFund VP Industrials Fund		ProFund VP Internet Fund
ASSETS
Investment in the portfolios, at value	$44,020	$59,924	$0		$809
Net Assets	$44,020	$59,924	$0		$809
NET ASSETS, representing:
Accumulation units	$44,020	$59,924	$0		$809
	$44,020	$59,924	$0		$809
Units outstanding	32,699	43,390	0		391
Portfolio shares held	1,359	1,907	0	*	15
Portfolio net asset value per share	$32.38	$31.42	$41.84		$53.50
Investment in portfolio shares, at cost	$53,331	$59,888	$0		$794

STATEMENT OF OPERATIONS
For the period ended December 31, 2007

	SUBACCOUNTS
	ProFund VP Financials Fund	ProFund VP Health Care Fund	ProFund VP Industrials Fund	ProFund VP Internet Fund
INVESTMENT INCOME
Dividend income	$604	$0	$0	$7
EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	117	133	13	14
NET INVESTMENT INCOME (LOSS)	487	(133)	(13)	(7)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	2,677	4,082	4,722	68
Net change in unrealized gain (loss) on investments	(10,377)	(589)	0	22
NET GAIN (LOSS) ON INVESTMENTS	(7,700)	3,493	4,722	90
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(7,213)	$3,360	$4,709	$83

*  Represents less than one share.

The accompanying notes are an integral part of these financial statements.

A13

SUBACCOUNTS (Continued)
ProFund VP Japan Fund	ProFund VP Mid-Cap Growth Fund	ProFund VP Mid-Cap Value Fund	ProFund VP Money Market Fund	ProFund VP NASDAQ-100 Fund	ProFund VP Pharmaceuticals Fund

$9,699	$704	$16,899	$3,156,478	$259,725	$198
$9,699	$704	$16,899	$3,156,478	$259,725	$198

$9,699	$704	$16,899	$3,156,478	$259,725	$198
$9,699	$704	$16,899	$3,156,478	$259,725	$198

4,644	398	8,808	2,916,157	138,230	194

401	20	536	3,156,478	13,949	8
$24.18	$35.14	$31.51	$1.00	$18.62	$25.47
$11,926	$723	$19,229	$3,156,478	$261,108	$207

SUBACCOUNTS (Continued)
ProFund VP Japan Fund	ProFund VP Mid-Cap Growth Fund	ProFund VP Mid-Cap Value Fund	ProFund VP Money Market Fund	ProFund VP NASDAQ-100 Fund	ProFund VP Pharmaceuticals Fund

$625	$0	$106	$99,278	$0	$3

33	12	60	6,749	368	2

592	(12)	46	92,529	(368)	1

0	60	572	0	0	0
4,313	2,272	1,678	0	2,739	2,601
(2,647)	(26)	(2,144)	0	(1,141)	(15)

1,666	2,306	106	0	1,598	2,586

$2,258	$2,294	$152	$92,529	$1,230	$2,587

The accompanying notes are an integral part of these financial statements.

A14

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2007

	SUBACCOUNTS
	ProFund VP Precious Metals Fund	ProFund VP Real Estate Fund	ProFund VP Rising Rates Opportunity Fund		ProFund VP Semiconductor Fund
ASSETS
Investment in the portfolios, at value	$20,792	$14,836	$8		$1
Net Assets	$20,792	$14,836	$8		$1
NET ASSETS, representing:
Accumulation units	$20,792	$14,836	$8		$1
	$20,792	$14,836	$8		$1
Units outstanding	8,780	8,014	11		1
Portfolio shares held	401	300	0	*	0	*
Portfolio net asset value per share	$51.82	$49.44	$18.53		$21.79
Investment in portfolio shares, at cost	$19,976	$15,514	$10		$1

STATEMENT OF OPERATIONS
For the period ended December 31, 2007

	SUBACCOUNTS
	ProFund VP Precious Metals Fund	ProFund VP Real Estate Fund	ProFund VP Rising Rates Opportunity Fund	ProFund VP Semiconductor Fund
INVESTMENT INCOME
Dividend income	$381	$244	$0	$0
EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	69	123	15	3
NET INVESTMENT INCOME (LOSS)	312	121	(15)	(3)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	716	0	0
Realized gain (loss) on shares redeemed	(37,930)	(899)	(4,971)	753
Net change in unrealized gain (loss) on investments	814	(1,172)	(2)	0
NET GAIN (LOSS) ON INVESTMENTS	(37,116)	(1,355)	(4,973)	753
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(36,804)	$(1,234)	$(4,988)	$750

*  Represents less than one share.

The accompanying notes are an integral part of these financial statements.

A15

SUBACCOUNTS (Continued)
ProFund VP Short NASDAQ- 100 Fund	ProFund VP Short Small- Cap Fund	ProFund VP Small-Cap Fund		ProFund VP Small-Cap Growth Fund		ProFund VP Small-Cap Value Fund		ProFund VP Technology Fund

$11	$11	$9		$1		$1		$8,223
$11	$11	$9		$1		$1		$8,223

$11	$11	$9		$1		$1		$8,223
$11	$11	$9		$1		$1		$8,223

22	20	5		1		1		4,704

1	1	0	*	0	*	0	*	486
$14.18	$14.85	$30.71		$28.38		$28.81		$16.91
$11	$11	$9		$1		$1		$7,758

SUBACCOUNTS (Continued)
ProFund VP Short NASDAQ- 100 Fund	ProFund VP Short Small- Cap Fund	ProFund VP Small-Cap Fund	ProFund VP Small-Cap Growth Fund	ProFund VP Small-Cap Value Fund	ProFund VP Technology Fund

$0	$4,016	$0	$0	$0	$0

139	172	234	9	0	11

(139)	3,844	(234)	(9)	0	(11)

0	0	2	0	0	0
(21,683)	(30,510)	(24,368)	(1,038)	302	(223)
0	0	(3,924)	801	0	463

(21,683)	(30,510)	(28,290)	(237)	302	240

$(21,822)	$(26,666)	$(28,524)	$(246)	$302	$229

The accompanying notes are an integral part of these financial statements.

A16

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2007

	SUBACCOUNTS
	ProFund VP Telecommunications Fund	ProFund VP U.S. Government Plus Fund	ProFund VP UltraMid-Cap Fund		ProFund VP UltraNASDAQ-100 Fund
ASSETS
Investment in the portfolios, at value	$7,982	$1,384	$3		$42,482
Net Assets	$7,982	$1,384	$3		$42,482
NET ASSETS, representing:
Accumulation units	$7,982	$1,384	$3		$42,482
	$7,982	$1,384	$3		$42,482
Units outstanding	5,097	1,105	1		15,783
Portfolio shares held	413	43	0	*	1,578
Portfolio net asset value per share	$19.31	$32.10	$34.48		$26.93
Investment in portfolio shares, at cost	$8,308	$1,410	$3		$41,561

STATEMENT OF OPERATIONS
For the period ended December 31, 2007

	SUBACCOUNTS
	ProFund VP Telecommunications Fund	ProFund VP U.S. Government Plus Fund	ProFund VP UltraMid-Cap Fund	ProFund VP UltraNASDAQ-100 Fund
INVESTMENT INCOME
Dividend income	$57	$851	$32	$0
EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	46	60	43	43
NET INVESTMENT INCOME (LOSS)	11	791	(11)	(43)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	20	0	241	0
Realized gain (loss) on shares redeemed	680	2,932	10,260	27,630
Net change in unrealized gain (loss) on investments	(432)	10	0	922
NET GAIN (LOSS) ON INVESTMENTS	268	2,942	10,501	28,552
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$279	$3,733	$10,490	$28,509

*  Represents less than one share.

The accompanying notes are an integral part of these financial statements.

A17

SUBACCOUNTS (Continued)
ProFund VP UltraSmall-Cap Fund	ProFund VP Bull Fund	ProFund VP Utilities Fund	AST Cohen & Steers Realty Portfolio	AST UBS Dynamic Alpha Porfolio	AST DeAm Large-Cap Value Porfolio

$10	$268,432	$1,428	$1,126,077	$273,032	$1,538,046
$10	$268,432	$1,428	$1,126,077	$273,032	$1,538,046

$10	$268,432	$1,428	$1,126,077	$273,032	$1,538,046
$10	$268,432	$1,428	$1,126,077	$273,032	$1,538,046

4	168,558	605	94,683	23,036	116,748

0*	8,687	36	92,911	19,828	122,456
$23.23	$30.90	$39.33	$12.12	$13.77	$12.56
$10	$270,245	$1,428	$1,616,315	$270,362	$1,638,263

SUBACCOUNTS (Continued)
ProFund VP UltraSmall-Cap Fund	ProFund VP Bull Fund	ProFund VP Utilities Fund	AST Cohen & Steers Realty Portfolio	AST UBS Dynamic Alpha Porfolio	AST DeAm Large-Cap Value Porfolio

$139	$1,067	$19	$51,256	$1,962	$16,931

27	429	14	972	184	1,261

112	638	5	50,284	1,778	15,670

0	2,349	15	247,992	0	107,782
7,742	(9,512)	(296)	(23,856)	4,530	10,537
0	(2,620)	2	(540,747)	(6,034)	(147,961)

7,742	(9,783)	(279)	(316,611)	(1,504)	(29,642)

$7,854	$(9,145)	$(274)	$(266,327)	$274	$(13,972)

The accompanying notes are an integral part of these financial statements.

A18

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2007

	SUBACCOUNTS
	AST Neuberger Berman Small-Cap Growth Porfolio	AST DeAm Small-Cap Value Porfolio	AST Federated Aggressive Growth Portfolio	AST Small-Cap Value Portfolio
ASSETS
Investment in the portfolios, at value	$372,946	$381,536	$632,361	$1,080,507
Net Assets	$372,946	$381,536	$632,361	$1,080,507
NET ASSETS, representing:
Accumulation units	$372,946	$381,536	$632,361	$1,080,507
	$372,946	$381,536	$632,361	$1,080,507
Units outstanding	27,196	37,240	45,645	89,976
Portfolio shares held	34,790	41,927	54,750	76,577
Portfolio net asset value per share	$10.72	$9.10	$11.55	$14.11
Investment in portfolio shares, at cost	$339,308	$498,799	$650,574	$1,255,536

STATEMENT OF OPERATIONS
For the period ended December 31, 2007

	SUBACCOUNTS
	AST Neuberger Berman Small-Cap Growth Porfolio	AST DeAm Small-Cap Value Porfolio	AST Federated Aggressive Growth Portfolio	AST Small-Cap Value Portfolio
INVESTMENT INCOME
Dividend income	$0	$3,862	$0	$10,773
EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	224	328	480	884
NET INVESTMENT INCOME (LOSS)	(224)	3,534	(480)	9,889
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	59,805	57,057	119,585
Realized gain (loss) on shares redeemed	10,124	(3,873)	10,147	(2,973)
Net change in unrealized gain (loss) on investments	29,124	(131,978)	(27,485)	(206,163)
NET GAIN (LOSS) ON INVESTMENTS	39,248	(76,046)	39,719	(89,551)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$39,024	$(72,512)	$39,239	$(79,662)

The accompanying notes are an integral part of these financial statements.

A19

SUBACCOUNTS (Continued)
AST Goldman Sachs Mid-Cap Growth Portfolio	AST Marsico Capital Growth Portfolio	AST MFS Growth Portfolio	AST Neuberger Berman Mid-Cap Growth Portfolio	AST PIMCO Limited Maturity Bond Portfolio	AST T. Rowe Price Natural Resources Portfolio

$959,122	$1,854,415	$267,626	$926,838	$176,523	$6,107,306
$959,122	$1,854,415	$267,626	$926,838	$176,523	$6,107,306

$959,122	$1,854,415	$267,626	$926,838	$176,523	$6,107,306
$959,122	$1,854,415	$267,626	$926,838	$176,523	$6,107,306

71,520	140,323	20,061	60,908	15,841	340,082

163,673	79,012	24,689	41,175	15,539	157,243
$5.86	$23.47	$10.84	$22.51	$11.36	$38.84
$895,181	$1,641,171	$243,598	$814,522	$174,553	$5,157,326

SUBACCOUNTS (Continued)
AST Goldman Sachs Mid-Cap Growth Portfolio	AST Marsico Capital Growth Portfolio	AST MFS Growth Portfolio	AST Neuberger Berman Mid-Cap Growth Portfolio	AST PIMCO Limited Maturity Bond Portfolio	AST T. Rowe Price Natural Resources Portfolio

$0	$3,141	$75	$0	$8,405	$28,842

523	1,402	176	785	138	3,852
(523)	1,739	(101)	(785)	8,267	24,990

0	0	0	0	0	309,175
5,700	18,321	3,381	43,836	973	69,230
54,291	166,528	19,562	87,562	429	873,398

59,991	184,849	22,943	131,398	1,402	1,251,803

$59,468	$186,588	$22,842	$130,613	$9,669	$1,276,793

The accompanying notes are an integral part of these financial statements.

A20

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2007

	SUBACCOUNTS
	AST MFS Global Equity Portfolio	AST JPMorgan International Equity Portfolio	AST T. Rowe Price Global Bond Portfolio
ASSETS
Investment in the portfolios, at value	$488,769	$1,881,489	$625,251
Net Assets	$488,769	$1,881,489	$625,251
NET ASSETS, representing:
Accumulation units	$488,769	$1,881,489	$625,251
	$488,769	$1,881,489	$625,251
Units outstanding	34,275	132,289	54,067
Portfolio shares held	35,392	71,594	50,587
Portfolio net asset value per share	$13.81	$26.28	$12.36
Investment in portfolio shares, at cost	$524,106	$1,750,827	$598,003

STATEMENT OF OPERATIONS
For the period ended December 31, 2007

	SUBACCOUNTS
	AST MFS Global Equity Portfolio	AST JPMorgan International Equity Portfolio	AST T. Rowe Price Global Bond Portfolio
INVESTMENT INCOME
Dividend income	$9,364	$26,970	$15,174
EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	310	1,413	393
NET INVESTMENT INCOME (LOSS)	9,054	25,557	14,781
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	47,299	0	0
Realized gain (loss) on shares redeemed	5,093	23,352	3,910
Net change in unrealized gain (loss) on investments	(40,407)	62,508	20,971
NET GAIN (LOSS) ON INVESTMENTS	11,985	85,860	24,881
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$21,039	$111,417	$39,662

The accompanying notes are an integral part of these financial statements.

A21

[This page intentionally left blank.]

A22

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2007 and 2006

	SUBACCOUNTS
	Prudential Money Market Portfolio		Prudential Diversified Bond Portfolio
	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006
OPERATIONS
Net investment income (loss)	$9,878,701	$7,620,970	$4,317,505	$3,834,508
Capital gains distributions received	0	0	0	867,916
Realized gain (loss) on shares redeemed	0	0	(162,061)	(712,864)
Net change in unrealized gain (loss) on investments	0	0	351,560	(371,171)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	9,878,701	7,620,970	4,507,004	3,618,389
CONTRACT OWNER TRANSACTIONS
Contract owner net payments	36,325,946	41,580,263	7,198,222	8,233,519
Policy loans	(1,796,286)	(457,829)	(585,749)	(510,751)
Policy loan repayments and interest	628,770	291,226	87,194	78,823
Surrenders, withdrawals and death benefits	(13,402,837)	(26,777,567)	(4,816,432)	(4,595,976)
Net transfers between other subaccounts or fixed rate option	(17,991,023)	37,545,364	19,066,168	(7,538,332)
Withdrawal and other charges	(8,978,704)	(9,424,934)	(3,689,519)	(4,336,673)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(5,214,134)	42,756,523	17,259,884	(8,669,390)
TOTAL INCREASE (DECREASE) IN NET ASSETS	4,664,567	50,377,493	21,766,888	(5,051,001)
NET ASSETS
Beginning of period	209,027,639	158,650,146	86,903,169	91,954,170
End of period	$213,692,206	$209,027,639	$108,670,057	$86,903,169
Beginning units	134,946,037	112,502,114	41,664,687	45,623,554
Units issued	51,601,536	83,106,456	15,370,836	7,838,309
Units redeemed	(53,935,967)	(60,662,533)	(7,512,824)	(11,797,176)
Ending units	132,611,606	134,946,037	49,522,699	41,664,687

The accompanying notes are an integral part of these financial statements.

A23

SUBACCOUNTS (Continued)
Prudential Equity Portfolio		Prudential Flexible Managed Portfolio		Prudential Conservative Balanced Portfolio
01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006

$478,641	$419,093	$76,827	$56,050	$844,020	$1,033,370
45,786	0	179,309	63,481	0	107,204
1,986,645	3,083,566	75,782	54,993	941,395	311,703

3,023,708	2,823,999	(79,780)	282,530	162,599	1,987,382

5,534,780	6,326,658	252,138	457,054	1,948,014	3,439,659

9,877,191	10,145,626	297,759	339,156	332,295	490,286
(1,124,706)	(596,255)	(52,983)	(4,042)	(1,577)	(133,989)
164,602	62,751	27,395	5,565	25,647	31,120
(2,409,079)	(5,321,398)	(219,701)	(244,823)	(326,630)	(145,148)

(3,919,918)	(15,475,356)	4,449	(182,293)	(6,368,877)	(11,696,884)
(4,562,267)	(5,202,223)	(125,289)	(121,984)	(436,355)	(589,951)

(1,974,177)	(16,386,855)	(68,370)	(208,421)	(6,775,497)	(12,044,566)

3,560,603	(10,060,197)	183,768	248,633	(4,827,483)	(8,604,907)

64,825,110	74,885,307	4,505,765	4,257,132	40,520,674	49,125,581
$68,385,713	$64,825,110	$4,689,533	$4,505,765	$35,693,191	$40,520,674

37,182,960	44,549,096	3,207,896	3,345,352	16,371,387	22,180,516
7,749,121	10,834,081	254,474	367,861	416,651	3,478,072
(7,907,214)	(18,200,217)	(252,654)	(505,317)	(3,663,354)	(9,287,201)
37,024,867	37,182,960	3,209,716	3,207,896	13,124,684	16,371,387

The accompanying notes are an integral part of these financial statements.

A24

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2007 and 2006

	SUBACCOUNTS
	Prudential High Yield Bond Portfolio		Prudential Stock Index Portfolio
	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006
OPERATIONS
Net investment income (loss)	$644,161	$645,706	$2,546,392	$2,227,698
Capital gains distributions received	0	0	0	575,014
Realized gain (loss) on shares redeemed	14,084	(118,029)	4,037,841	3,738,659
Net change in unrealized gain (loss) on investments	(449,737)	291,020	2,674,522	19,881,795
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	208,508	818,697	9,258,755	26,423,166
CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,273,617	2,306,702	22,963,075	23,315,751
Policy loans	(210,959)	(151,828)	(1,764,967)	(1,432,167)
Policy loan repayments and interest	27,605	26,068	310,917	589,257
Surrenders, withdrawals and death benefits	(452,925)	(2,380,813)	(5,528,804)	(16,045,478)
Net transfers between other subaccounts or fixed rate option	(85,554)	119,152	(7,444,678)	(30,402,521)
Withdrawal and other charges	(958,387)	(1,061,094)	(10,470,882)	(10,944,974)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	593,397	(1,141,813)	(1,935,339)	(34,920,132)
TOTAL INCREASE (DECREASE) IN NET ASSETS	801,905	(323,116)	7,323,416	(8,496,966)
NET ASSETS
Beginning of period	8,961,785	9,284,901	200,140,309	208,637,275
End of period	$9,763,690	$8,961,785	$207,463,725	$200,140,309
Beginning units	6,078,309	6,876,987	107,742,561	128,179,403
Units issued	1,888,181	2,261,263	23,210,126	23,710,672
Units redeemed	(1,436,456)	(3,059,941)	(20,561,447)	(44,147,514)
Ending units	6,530,034	6,078,309	110,391,240	107,742,561

The accompanying notes are an integral part of these financial statements.

A25

SUBACCOUNTS (Continued)
Prudential Value Portfolio		Prudential Natural Resources Portfolio		Prudential Global Portfolio
01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006

$167,596	$161,438	$(1,035)	$50,504	$164,205	$58,877
2,223,726	591,603	845,258	590,838	0	0
455,981	553,654	518,019	303,921	440,322	1,205,168

(2,346,293)	1,649,779	608,770	(177,646)	1,301,173	1,831,676

501,010	2,956,474	1,971,012	767,617	1,905,700	3,095,721

1,379,366	1,305,450	24,598	45,677	3,466,493	3,052,431
(89,509)	(243,691)	0	0	(274,356)	(221,201)
11,361	3,402	0	0	38,291	80,340
(432,408)	(1,519,583)	0	(76,332)	(517,520)	(2,706,383)

(249,492)	1,941,039	(29,338)	42,071	492,473	(794,324)
(489,072)	(466,001)	(69,565)	(64,251)	(1,426,266)	(1,386,514)

130,246	1,020,616	(74,305)	(52,835)	1,779,115	(1,975,651)

631,256	3,977,090	1,896,707	714,782	3,684,815	1,120,070

18,546,879	14,569,789	4,154,826	3,440,044	18,279,870	17,159,800
$19,178,135	$18,546,879	$6,051,533	$4,154,826	$21,964,685	$18,279,870

7,174,371	6,521,346	375,866	378,012	13,093,431	14,792,848
968,624	2,081,490	65,784	63,765	3,121,908	3,964,103
(732,135)	(1,428,465)	(70,261)	(65,911)	(1,976,695)	(5,663,520)
7,410,860	7,174,371	371,389	375,866	14,238,644	13,093,431

The accompanying notes are an integral part of these financial statements.

A26

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2007 and 2006

	SUBACCOUNTS
	Prudential Government Income Portfolio		Prudential Jennison Portfolio
	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006
OPERATIONS
Net investment income (loss)	$2,721,818	$2,983,608	$(5,722)	$(1,901)
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	(174,420)	(79,797)	1,946,576	1,135,190
Net change in unrealized gain (loss) on investments	960,042	(750,768)	3,499,903	(348,369)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,507,440	2,153,043	5,440,757	784,920
CONTRACT OWNER TRANSACTIONS
Contract owner net payments	597	0	10,048,457	10,681,272
Policy loans	(1,236,285)	(56,520)	(1,138,743)	(804,786)
Policy loan repayments and interest	91,828	50,599	173,543	140,061
Surrenders, withdrawals and death benefits	(209,596)	(626)	(2,080,893)	(3,965,217)
Net transfers between other subaccounts or fixed rate option	(309,792)	55,318	(4,080,548)	230,036
Withdrawal and other charges	(374,718)	(365,130)	(4,155,713)	(4,736,174)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(2,037,966)	(316,359)	(1,233,897)	1,545,192
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,469,474	1,836,684	4,206,860	2,330,112
NET ASSETS
Beginning of period	71,045,674	69,208,990	48,749,041	46,418,929
End of period	$72,515,148	$71,045,674	$52,955,901	$48,749,041
Beginning units	24,962,904	25,075,993	49,111,498	48,383,715
Units issued	60,875	127,250	11,466,756	13,141,529
Units redeemed	(772,032)	(240,339)	(13,552,947)	(12,413,746)
Ending units	24,251,747	24,962,904	47,025,307	49,111,498

The accompanying notes are an integral part of these financial statements.

A27

SUBACCOUNTS (Continued)
Prudential Small Capitalization Stock Portfolio		T. Rowe Price International Stock Portfolio		Janus Aspen Large Cap Growth Portfolio — Institutional Shares
01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006

$(6,061)	$639	$71,006	$52,070	$9,420	$(6,272)
1,952,390	1,238,388	920,305	26,739	0	0
664,571	212,272	919,270	714,630	196,365	149,121

(2,821,075)	2,076,243	(814,711)	633,390	555,606	336,862

(210,175)	3,527,542	1,095,870	1,426,829	761,391	479,711

21,874	28,070	322,286	516,957	468,221	543,895
0	0	(42,578)	(86,171)	(5,450)	(27,261)
0	0	13,783	40,456	19,892	21,781
0	0	(627,505)	(1,568,409)	(351,982)	(467,953)

(1,415,792)	53,474	(483,750)	136,606	1,657,474	(1,103,962)
(243,650)	(245,123)	(203,528)	(217,885)	(264,099)	(241,238)

(1,637,568)	(163,579)	(1,021,292)	(1,178,446)	1,524,056	(1,274,738)

(1,847,743)	3,363,963	74,578	248,383	2,285,447	(795,027)

28,691,950	25,327,987	8,125,603	7,877,220	4,792,537	5,587,564
$26,844,207	$28,691,950	$8,200,181	$8,125,603	$7,077,984	$4,792,537

7,275,481	7,320,883	6,605,593	7,623,831	5,986,643	7,562,485
15,143	113,753	1,520,347	1,482,060	2,973,469	993,360
(406,223)	(159,155)	(2,213,206)	(2,500,298)	(1,227,076)	(2,569,202)
6,884,401	7,275,481	5,912,734	6,605,593	7,733,036	5,986,643

The accompanying notes are an integral part of these financial statements.

A28

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

	SUBACCOUNTS
	MFS Emerging Growth Series		American Century VP Value Fund
	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006
OPERATIONS
Net investment income (loss)	$(15,178)	$(14,521)	$112,310	$88,602
Capital gains distributions received	0	0	931,012	951,386
Realized gain (loss) on shares redeemed	50,833	72,304	121,580	179,684
Net change in unrealized gain (loss) on investments	381,274	198,043	(1,838,218)	549,322
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	416,929	255,826	(673,316)	1,768,994
CONTRACT OWNER TRANSACTIONS
Contract owner net payments	170,814	159,179	390,418	574,982
Policy loans	(38,617)	(45,697)	(18,423)	(10,567)
Policy loan repayments and interest	4,539	20,578	868	1,699
Surrenders, withdrawals and death benefits	(130,207)	(2,139,825)	(385,495)	(535,365)
Net transfers between other subaccounts or fixed rate option	53,824	31,284	723,955	(1,397,892)
Withdrawal and other charges	(83,028)	(78,930)	(192,097)	(179,375)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(22,675)	(2,053,411)	519,226	(1,546,518)
TOTAL INCREASE (DECREASE) IN NET ASSETS	394,254	(1,797,585)	(154,090)	222,476
NET ASSETS
Beginning of period	2,046,000	3,843,585	11,300,038	11,077,562
End of period	$2,440,254	$2,046,000	$11,145,948	$11,300,038

Beginning units	3,001,571	5,485,360	5,923,781	6,834,380
Units issued	343,064	465,966	860,557	418,779
Units redeemed	(380,575)	(2,949,755)	(592,840)	(1,329,378)
Ending units	2,964,060	3,001,571	6,191,498	5,923,781

The accompanying notes are an integral part of these financial statements.

A29

SUBACCOUNTS (Continued)
Franklin Small-Mid Cap Growth Securities Fund		American Century VP Income & Growth Fund		Prudential SP T.Rowe Price Large-Cap Growth Portfolio
01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006

$(23,311)	$(23,165)	$30,822	$24,514	$(657)	$(23,570)
400,713	0	0	0	0	1,173,356
326,816	663,345	155,421	52,894	191,533	76,763

(162,667)	(48,831)	(163,955)	172,976	677,651	(630,771)

541,551	591,349	22,288	250,384	868,527	595,778

303,961	380,440	33,527	95,317	2,500,856	2,682,239
(78,786)	(206,316)	(433)	0	(216,225)	(133,956)
11,951	31,746	608	0	43,928	14,711
(142,383)	(2,523,758)	(31,479)	(226,795)	(708,918)	(739,688)

(868,046)	(71,015)	93,759	299,515	(79,143)	493,045
(110,050)	(127,650)	(28,553)	(27,756)	(1,000,212)	(1,114,325)

(883,353)	(2,516,553)	67,429	140,281	540,286	1,202,026

(341,802)	(1,925,204)	89,717	390,665	1,408,813	1,797,804

5,117,796	7,043,000	1,713,103	1,322,438	10,968,041	9,170,237
$4,775,994	$5,117,796	$1,802,820	$1,713,103	$12,376,854	$10,968,041

5,953,011	8,854,866	1,366,013	1,232,238	10,296,528	9,205,742
677,462	711,862	627,578	439,889	2,790,931	3,716,197
(1,608,595)	(3,613,717)	(552,038)	(306,114)	(2,250,688)	(2,625,411)
5,021,878	5,953,011	1,441,553	1,366,013	10,836,771	10,296,528

The accompanying notes are an integral part of these financial statements.

A30

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

	SUBACCOUNTS
	Prudential SP Davis Value Portfolio		Dreyfus MidCap Stock Portfolio
	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006
OPERATIONS
Net investment income (loss)	$250,124	$186,890	$1,006	$10,147
Capital gains distributions received	1,572,622	580,775	57,889	562,232
Realized gain (loss) on shares redeemed	1,774,790	460,376	(155)	276,982
Net change in unrealized gain (loss) on investments	(1,711,541)	4,239,706	(56,417)	(527,425)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,885,995	5,467,747	2,323	321,936
CONTRACT OWNER TRANSACTIONS
Contract owner net payments	8,896,607	9,610,240	83,382	49,779
Policy loans	(1,059,158)	(552,784)	(617)	(45,402)
Policy loan repayments and interest	143,209	107,532	2,371	346
Surrenders, withdrawals and death benefits	(1,853,974)	(1,439,157)	(8,797)	(3,313,758)
Net transfers between other subaccounts or fixed rate option	(3,360,245)	1,512,088	(2,808)	28,059
Withdrawal and other charges	(3,733,684)	(4,103,823)	(15,961)	(28,087)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(967,245)	5,134,096	57,570	(3,309,063)
TOTAL INCREASE (DECREASE) IN NET ASSETS	918,750	10,601,843	59,893	(2,987,127)
NET ASSETS
Beginning of period	44,754,833	34,152,990	452,272	3,439,399
End of period	$45,673,583	$44,754,833	$512,165	$452,272

Beginning units	30,460,223	26,836,137	311,420	2,546,552
Units issued	7,505,193	9,262,168	55,418	61,947
Units redeemed	(8,384,078)	(5,638,082)	(18,682)	(2,297,079)
Ending units	29,581,338	30,460,223	348,156	311,420

The accompanying notes are an integral part of these financial statements.

A31

SUBACCOUNTS (Continued)
Dreyfus Developing Leaders Portfolio		Prudential SP Small Cap Value Portfolio		Goldman Sachs Structured Small Cap Equity Fund
01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006

$12,878	$11,567	$223,564	$79,613	$3,166	$7,723
325,137	373,173	2,558,305	5,008,268	178,621	131,101
(25,396)	336,727	331,006	141,143	(558)	153,655

(625,617)	(529,702)	(4,797,438)	(840,376)	(509,173)	(60,125)

(312,998)	191,765	(1,684,563)	4,388,648	(327,944)	232,354

376,932	367,343	8,413,564	8,872,929	251,984	267,956
(54,314)	(139,059)	(848,747)	(565,482)	(6,571)	(6,057)
6,570	1,464	112,928	134,663	0	0
(46,758)	(1,386,521)	(1,721,702)	(1,434,888)	(127,824)	(244,739)

1,990,512	(778,426)	2,059,703	439,463	26,345	(591,420)
(93,015)	(93,888)	(3,388,674)	(3,981,984)	(86,185)	(119,835)

2,179,927	(2,029,087)	4,627,072	3,464,701	57,749	(694,095)

1,866,929	(1,837,322)	2,942,509	7,853,349	(270,195)	(461,741)

2,539,381	4,376,703	37,000,156	29,146,807	1,955,635	2,417,376
$4,406,310	$2,539,381	$39,942,665	$37,000,156	$1,685,440	$1,955,635

3,852,099	6,876,311	22,004,171	19,661,573	1,125,643	1,559,034
4,620,382	1,143,343	7,418,328	6,971,164	179,791	182,492
(943,030)	(4,167,555)	(4,835,626)	(4,628,566)	(141,472)	(615,883)
7,529,451	3,852,099	24,586,873	22,004,171	1,163,962	1,125,643

The accompanying notes are an integral part of these financial statements.

A32

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

	SUBACCOUNTS
	AIM V.I. Utilities Fund		AIM V.I. Technology Fund
	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006
OPERATIONS
Net investment income (loss)	$973	$813	$(1,247)	$(1,061)
Capital gains distributions received	2,781	792	0	0
Realized gain (loss) on shares redeemed	396	64,524	4,837	14,024
Net change in unrealized gain (loss) on investments	4,942	(27,554)	29,710	46,994
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	9,092	38,575	33,300	59,957
CONTRACT OWNER TRANSACTIONS
Contract owner net payments	5,668	13,847	1,298	1,438
Policy loans	0	0	0	0
Policy loan repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	(616,988)	(16,054)	(10,854)
Net transfers between other subaccounts or fixed rate option	5,624	(7,984)	102,630	(10,667)
Withdrawal and other charges	(1,952)	(4,190)	(4,946)	(4,993)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	9,340	(615,315)	82,928	(25,076)
TOTAL INCREASE (DECREASE) IN NET ASSETS	18,432	(576,740)	116,228	34,881
NET ASSETS
Beginning of period	40,766	617,506	580,473	545,592
End of period	$59,198	$40,766	$696,701	$580,473

Beginning units	37,317	707,776	1,869,117	1,936,715
Units issued	9,292	27,114	284,053	205,381
Units redeemed	(1,602)	(697,573)	(65,614)	(272,979)
Ending units	45,007	37,317	2,087,556	1,869,117

The accompanying notes are an integral part of these financial statements.

A33

SUBACCOUNTS (Continued)
Prudential SP Small-Cap Growth Portfolio		Janus Aspen Mid-Cap Growth Portfolio — Service Shares		Janus Aspen Balanced Portfolio — Service Shares
01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006

$(20,549)	$(16,266)	$(2,417)	$(1,578)	$462,144	$352,647
313,636	0	7,187	0	0	0
160,561	100,886	37,082	371,753	292,512	657,340

(12,978)	612,260	315,043	(203,481)	1,355,848	1,079,261

440,670	696,880	356,895	166,694	2,110,504	2,089,248

2,011,669	1,959,078	191,270	121,085	68,420	44,073
(245,190)	(131,156)	(71,380)	(30,678)	0	0
21,631	28,888	352	35,349	0	0
(379,858)	(472,299)	(20,968)	(1,224,322)	(17,181)	(3,708,376)

330,480	307,936	1,132,561	799,101	(660,629)	946,506
(830,893)	(837,932)	(84,489)	(29,861)	(431,696)	(414,320)

907,839	854,515	1,147,346	(329,326)	(1,041,086)	(3,132,117)

1,348,509	1,551,395	1,504,241	(162,632)	1,069,418	(1,042,869)

7,069,272	5,517,877	1,201,621	1,364,253	21,728,933	22,771,802
$8,417,781	$7,069,272	$2,705,862	$1,201,621	$22,798,351	$21,728,933

6,594,655	5,892,432	1,778,625	2,285,066	17,141,114	19,794,338
2,253,577	2,524,636	1,844,815	1,765,320	255,442	856,713
(1,606,689)	(1,822,413)	(326,784)	(2,271,761)	(1,056,229)	(3,509,937)
7,241,543	6,594,655	3,296,656	1,778,625	16,340,327	17,141,114

The accompanying notes are an integral part of these financial statements.

A34

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

	SUBACCOUNTS
	Oppenheimer MidCap Fund/VA		Prudential SP PIMCO Total Return Portfolio
	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006
OPERATIONS
Net investment income (loss)	$(7,011)	$(4,713)	$1,770,983	$1,632,926
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	273,504	41,516	24,648	(269,060)
Net change in unrealized gain (loss) on investments	(57,468)	(7,051)	2,019,434	(92,991)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	209,025	29,752	3,815,065	1,270,875

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	308,880	210,139	6,785,543	7,447,475
Policy loans	0	0	(575,019)	(387,898)
Policy loan repayments and interest	0	0	68,156	241,392
Surrenders, withdrawals and death benefits	(43,682)	(52,451)	(3,170,116)	(8,224,676)
Net transfers between other subaccounts or fixed rate option	(1,147,181)	1,359,266	(198,017)	754,763
Withdrawal and other charges	(63,548)	(52,614)	(2,922,754)	(3,186,888)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(945,531)	1,464,340	(12,207)	(3,355,832)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(736,506)	1,494,092	3,802,858	(2,084,957)
NET ASSETS
Beginning of period	2,842,147	1,348,055	41,589,889	43,674,846
End of period	$2,105,641	$2,842,147	$45,392,747	$41,589,889

Beginning units	4,251,974	2,066,935	30,333,158	32,938,377
Units issued	1,321,688	2,587,815	9,127,754	7,586,221
Units redeemed	(2,597,196)	(402,776)	(9,169,088)	(10,191,440)
Ending units	2,976,466	4,251,974	30,291,824	30,333,158

The accompanying notes are an integral part of these financial statements.

A35

SUBACCOUNTS (Continued)
Prudential SP PIMCO High Yield Portfolio		Janus Aspen Large Cap Growth Portfolio — Service Shares		Prudential SP Large Cap Value Portfolio
01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006

$600,341	$574,259	$8,721	$706	$226,200	$110,774
135,759	78,811	0	0	1,008,583	526,333
8,818	14,375	54,807	46,668	320,922	220,820

(447,973)	49,556	264,890	165,754	(2,040,175)	1,212,534

296,945	717,001	328,418	213,128	(484,470)	2,070,461

2,119,186	2,186,555	518,384	562,049	3,814,742	3,851,610
(101,600)	(74,381)	(50,199)	(35,101)	(330,406)	(233,916)
7,212	7,863	9,817	4,582	47,373	27,167
(483,448)	(2,089,929)	(105,351)	(69,974)	(635,053)	(923,179)

49,953	(71,364)	140,994	(166,651)	111,849	621,164
(921,345)	(973,513)	(200,647)	(254,827)	(1,684,300)	(1,714,618)

669,958	(1,014,769)	312,998	40,078	1,324,205	1,628,228

966,903	(297,768)	641,416	253,206	839,735	3,698,689

8,398,989	8,696,757	2,182,501	1,929,295	14,387,741	10,689,052
$9,365,892	$8,398,989	$2,823,917	$2,182,501	$15,227,476	$14,387,741

5,555,820	6,202,786	2,142,310	2,099,433	9,635,543	8,468,277
1,868,272	2,125,534	730,673	624,474	3,348,783	3,800,181
(1,417,630)	(2,772,500)	(452,552)	(581,597)	(2,475,998)	(2,632,915)
6,006,462	5,555,820	2,420,431	2,142,310	10,508,328	9,635,543

The accompanying notes are an integral part of these financial statements.

A36

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

	SUBACCOUNTS
	Prudential SP AIM Core Equity Portfolio		Prudential SP Strategic Partners Focused Growth Portfolio
	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006
OPERATIONS
Net investment income (loss)	$44,958	$18,339	$(9,054)	$(8,404)
Capital gains distributions received	52,255	171,096	146,283	204,956
Realized gain (loss) on shares redeemed	122,677	33,578	94,671	51,323
Net change in unrealized gain (loss) on investments	111,724	290,509	240,700	(263,525)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	331,614	513,522	472,600	(15,650)
CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,199,450	959,499	881,615	947,263
Policy loans	(194,197)	(32,796)	(71,905)	(45,753)
Policy loan repayments and interest	9,374	5,191	10,191	2,370
Surrenders, withdrawals and death benefits	(181,090)	(139,108)	(119,201)	(119,662)
Net transfers between other subaccounts or fixed rate option	415,321	349,474	(318,631)	60,551
Withdrawal and other charges	(535,957)	(440,865)	(377,595)	(426,015)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	712,901	701,395	4,474	418,754
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,044,515	1,214,917	477,074	403,104
NET ASSETS
Beginning of period	4,125,201	2,910,284	3,389,331	2,986,227
End of period	$5,169,716	$4,125,201	$3,866,405	$3,389,331

Beginning units	3,266,964	2,671,882	3,007,325	2,655,701
Units issued	1,460,334	1,201,845	1,016,925	1,201,575
Units redeemed	(937,696)	(606,763)	(1,055,828)	(849,951)
Ending units	3,789,602	3,266,964	2,968,422	3,007,325

The accompanying notes are an integral part of these financial statements.

A37

SUBACCOUNTS (Continued)
Prudential SP Mid Cap Growth Portfolio		SP Prudential U.S. Emerging Growth Portfolio		Prudential SP Conservative Asset Allocation Portfolio
01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006

$(3,778)	$(38,664)	$19,011	$(51,247)	$288,061	$238,367
1,522,016	0	2,525,365	1,390,124	227,130	113,171
369,141	254,228	503,186	204,047	253,304	128,904

594,768	(533,942)	655,136	130,877	103,382	169,420

2,482,147	(318,378)	3,702,698	1,673,801	871,877	649,862

4,346,542	4,864,243	5,545,597	5,943,636	2,638,719	2,489,046
(500,106)	(305,281)	(548,199)	(315,329)	(168,809)	(152,484)
58,406	53,761	92,378	94,169	63,582	22,897
(928,495)	(888,102)	(1,014,370)	(798,185)	(453,980)	(599,022)

(128,002)	(332,883)	(217,331)	1,236,047	405,717	(132,422)
(1,720,546)	(2,087,702)	(2,374,814)	(2,629,963)	(1,299,808)	(1,344,148)

1,127,799	1,304,036	1,483,261	3,530,375	1,185,421	283,867

3,609,946	985,658	5,185,959	5,204,176	2,057,298	933,729

15,137,652	14,151,994	21,901,111	16,696,935	8,547,582	7,613,853
$18,747,598	$15,137,652	$27,087,070	$21,901,111	$10,604,880	$8,547,582

17,780,234	16,521,636	15,875,847	13,419,551	6,214,026	5,789,516
5,302,894	5,950,238	4,451,603	5,817,761	3,419,425	2,344,770
(4,307,494)	(4,691,640)	(3,510,526)	(3,361,465)	(2,539,859)	(1,920,260)
18,775,634	17,780,234	16,816,924	15,875,847	7,093,592	6,214,026

The accompanying notes are an integral part of these financial statements.

A38

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

	SUBACCOUNTS
	Prudential SP Balanced Asset Allocation Portfolio		Prudential SP Growth Asset Allocation Portfolio
	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006
OPERATIONS
Net investment income (loss)	$1,049,139	$720,056	$1,152,674	$766,575
Capital gains distributions received	1,445,418	506,801	3,121,709	709,057
Realized gain (loss) on shares redeemed	738,826	476,665	1,262,118	624,795
Net change in unrealized gain (loss) on investments	803,341	1,852,524	954,855	4,643,659
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,036,724	3,556,046	6,491,356	6,744,086
CONTRACT OWNER TRANSACTIONS
Contract owner net payments	16,804,945	13,226,357	30,673,959	25,678,338
Policy loans	(785,095)	(254,043)	(1,897,712)	(1,002,294)
Policy loan repayments and interest	87,391	56,587	185,223	150,561
Surrenders, withdrawals and death benefits	(1,593,119)	(2,332,659)	(3,051,513)	(2,247,720)
Net transfers between other subaccounts or fixed rate option	1,488,623	2,670,672	5,257,383	5,421,527
Withdrawal and other charges	(7,276,803)	(6,549,182)	(13,757,031)	(11,838,418)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	8,725,942	6,817,732	17,410,309	16,161,994
TOTAL INCREASE (DECREASE) IN NET ASSETS	12,762,666	10,373,778	23,901,665	22,906,080
NET ASSETS
Beginning of period	40,489,918	30,116,140	66,682,720	43,776,640
End of period	$53,252,584	$40,489,918	$90,584,385	$66,682,720

Beginning units	29,277,540	24,000,767	47,120,851	34,936,466
Units issued	14,142,485	13,006,932	25,041,928	24,288,326
Units redeemed	(8,069,804)	(7,730,159)	(13,486,347)	(12,103,941)
Ending units	35,350,221	29,277,540	58,676,432	47,120,851

The accompanying notes are an integral part of these financial statements.

A39

SUBACCOUNTS (Continued)
Prudential SP Aggressive Growth Asset Allocation Portfolio		Janus Aspen International Growth Portfolio — Service Shares		Prudential SP International Growth Portfolio
01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006

$237,473	$252,841	$20,557	$92,860	$74,725	$123,464
1,423,506	369,744	0	0	2,274,106	606,704
463,456	243,714	1,659,715	1,669,523	370,269	143,510

88,341	1,552,876	103,168	1,052,040	(245,614)	900,072

2,212,776	2,419,175	1,783,440	2,814,423	2,473,486	1,773,750

11,715,328	9,474,188	555,068	457,104	3,085,408	3,145,460
(658,248)	(532,721)	0	0	(220,490)	(101,799)
89,581	47,522	0	0	50,470	10,093
(961,895)	(722,682)	(45,446)	(3,181,074)	(547,532)	(467,955)

2,870,902	2,142,877	(3,324,842)	2,501,945	1,670,741	1,603,576
(5,441,113)	(4,365,173)	(301,558)	(182,484)	(1,398,073)	(1,253,058)

7,614,555	6,044,011	(3,116,778)	(404,509)	2,640,524	2,936,317

9,827,331	8,463,186	(1,333,338)	2,409,914	5,114,010	4,710,067

22,552,478	14,089,292	8,025,655	5,615,741	11,967,449	7,257,382
$32,379,809	$22,552,478	$6,692,317	$8,025,655	$17,081,459	$11,967,449

15,877,737	11,372,377	5,167,141	5,290,831	7,142,288	5,436,112
9,915,574	9,181,669	436,694	2,749,750	3,118,361	3,204,236
(5,030,203)	(4,676,309)	(2,231,439)	(2,873,440)	(1,805,723)	(1,498,060)
20,763,108	15,877,737	3,372,396	5,167,141	8,454,926	7,142,288

The accompanying notes are an integral part of these financial statements.

A40

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

	SUBACCOUNTS
	Prudential SP International Value Portfolio		M Financial Turner Core Growth Fund
	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006
OPERATIONS
Net investment income (loss)	$613,472	$182,950	$5,693	$7,069
Capital gains distributions received	6,332,019	184,072	113,179	46,443
Realized gain (loss) on shares redeemed	554,674	331,677	19,009	42,965
Net change in unrealized gain (loss) on investments	(3,320,467)	3,499,407	153,660	(21,434)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,179,698	4,198,106	291,541	75,043
CONTRACT OWNER TRANSACTIONS
Contract owner net payments	4,937,307	4,313,078	108,948	51,431
Policy loans	(608,180)	(355,430)	0	0
Policy loan repayments and interest	87,707	88,218	0	0
Surrenders, withdrawals and death benefits	(1,056,872)	(850,620)	(85,442)	(8,859)
Net transfers between other subaccounts or fixed rate option	7,141,515	2,506,413	182,172	522,056
Withdrawal and other charges	(2,105,746)	(1,827,708)	(90,193)	(46,569)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	8,395,731	3,873,951	115,485	518,059
TOTAL INCREASE (DECREASE) IN NET ASSETS	12,575,429	8,072,057	407,026	593,102
NET ASSETS
Beginning of period	21,355,684	13,283,627	1,204,102	611,000
End of period	$33,931,113	$21,355,684	$1,611,128	$1,204,102

Beginning units	13,643,612	11,301,150	84,653	46,615
Units issued	7,157,174	4,998,937	22,634	46,172
Units redeemed	(2,833,776)	(2,656,475)	(14,770)	(8,134)
Ending units	17,967,010	13,643,612	92,517	84,653

The accompanying notes are an integral part of these financial statements.

A41

SUBACCOUNTS (Continued)
M Financial Frontier Capital Appreciation Fund		M Financial Brandes International Equity Fund		M Financial Business Opportunity Value Fund
01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006

$0	$0	$50,378	$27,031	$1,924	$2,196
116,066	96,201	333,440	159,399	24,052	30,762
13,566	24,891	56,345	50,451	18,850	2,379

(769)	(12,169)	(272,572)	147,320	(31,534)	11,632

128,863	108,923	167,591	384,201	13,292	46,969

80,561	73,396	157,863	99,758	112,619	63,797
0	0	0	0	0	0
0	0	0	0	0	0
(49,756)	(10,053)	(66,378)	(9,228)	(74,779)	(8,387)

143,661	393,797	139,173	750,501	(175,290)	123,622
(78,438)	(59,865)	(146,536)	(94,765)	(42,921)	(42,885)

96,028	397,275	84,122	746,266	(180,371)	136,147

224,891	506,198	251,713	1,130,467	(167,079)	183,116

1,063,861	557,663	2,231,466	1,100,999	462,339	279,223
$1,288,752	$1,063,861	$2,483,179	$2,231,466	$295,260	$462,339

70,289	42,867	122,403	76,567	29,469	20,269
21,984	37,234	32,963	58,432	11,400	12,786
(16,192)	(9,812)	(29,254)	(12,596)	(23,020)	(3,586)
76,081	70,289	126,112	122,403	17,849	29,469

The accompanying notes are an integral part of these financial statements.

A42

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

	SUBACCOUNTS
	ProFund VP Asia 30 Fund		ProFund VP Banks Fund
	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006
OPERATIONS
Net investment income (loss)	$(14)	$(309)	$(2)	$(35)
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	(5,711)	(1,777)	1,451	1,653
Net change in unrealized gain (loss) on investments	3,602	30	(2)	0
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,123)	(2,056)	1,447	1,618
CONTRACT OWNER TRANSACTIONS
Contract owner net payments	206	0	1	0
Policy loans	0	0	0	0
Policy loan repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	(6,955)	0	0
Net transfers between other subaccounts or fixed rate option	18,376	9,979	(1,449)	(1,567)
Withdrawal and other charges	(644)	(797)	0	(46)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	17,938	2,227	(1,448)	(1,613)
TOTAL INCREASE (DECREASE) IN NET ASSETS	15,815	171	(1)	5
NET ASSETS
Beginning of period	486	315	6	1
End of period	$16,301	$486	$5	$6

Beginning units	175	158	4	1
Units issued	251,547	1,160,906	178,181	875,514
Units redeemed	(247,732)	(1,160,889)	(178,181)	(875,511)
Ending units	3,990	175	4	4

The accompanying notes are an integral part of these financial statements.

A43

SUBACCOUNTS (Continued)
ProFund VP Basic Materials Fund		ProFund VP Bear Fund		ProFund VP Biotechnology Fund
01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006

$50	$1,159	$24	$(117)	$(69)	$(120)
0	0	0	0	0	0
10,011	41,235	(648)	(17,954)	(1,690)	(1,273)

2,008	(2,185)	54	(99)	1,354	(1,106)

12,069	40,209	(570)	(18,170)	(405)	(2,499)

206	247	277	835	207	8,567
0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0

24,521	(676,911)	(33,234)	53,763	(49,004)	30,347
(1,820)	(478)	(4,064)	(2,090)	(1,426)	(3,158)

22,907	(677,142)	(37,021)	52,508	(50,223)	35,756

34,976	(636,933)	(37,591)	34,338	(50,628)	33,257

130	637,063	43,312	8,974	50,827	17,570
$35,106	$130	$5,721	$43,312	$199	$50,827

74	418,226	70,206	13,423	29,991	9,917
754,721	1,666,657	9,254,251	8,049,037	96,494	74,510
(739,449)	(2,084,809)	(9,315,215)	(7,992,254)	(126,366)	(54,436)
15,346	74	9,242	70,206	119	29,991

The accompanying notes are an integral part of these financial statements.

A44

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

	SUBACCOUNTS
	ProFund VP UltraBull Fund		ProFund VP Consumer Services Fund
	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006
OPERATIONS
Net investment income (loss)	$117	$32	$(16)	$(11)
Capital gains distributions received	3,431	2,074	0	0
Realized gain (loss) on shares redeemed	21,231	14,930	792	807
Net change in unrealized gain (loss) on investments	316	(132)	(1)	0
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	25,095	16,904	775	796
CONTRACT OWNER TRANSACTIONS
Contract owner net payments	4,715	94	1	0
Policy loans	0	0	0	0
Policy loan repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0
Net transfers between other subaccounts or fixed rate option	(84,458)	63,030	(703)	(794)
Withdrawal and other charges	(4,916)	(1,676)	(77)	0
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(84,659)	61,448	(779)	(794)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(59,564)	78,352	(4)	2
NET ASSETS
Beginning of period	78,365	13	8	6
End of period	$18,801	$78,365	$4	$8

Beginning units	36,410	7	6	5
Units issued	1,637,892	2,492,636	251,561	646,894
Units redeemed	(1,665,619)	(2,456,233)	(251,564)	(646,893)
Ending units	8,683	36,410	3	6

The accompanying notes are an integral part of these financial statements.

A45

SUBACCOUNTS (Continued)
ProFund VP Consumer Goods Fund		ProFund VP Oil & Gas Fund		ProFund VP Europe 30 Fund
01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006

$4	$(25)	$(104)	$(333)	$543	$(261)
0	0	452	31,323	262	530
(141)	(189)	608	42,082	1,964	16,138

(8)	13	3,649	(405)	80	177

(145)	(201)	4,605	72,667	2,849	16,584

219	117	0	0	710	973
0	0	0	0	0	0
0	0	0	0	0	0
0	0	(1)	(8,045)	0	0

269	933	22,809	(46,349)	(892)	(10,215)
(340)	(232)	(1,120)	(3,509)	(3,749)	(5,448)

148	818	21,688	(57,903)	(3,931)	(14,690)

3	617	26,293	14,764	(1,082)	1,894

644	27	14,768	4	31,062	29,168
$647	$644	$41,061	$14,768	$29,980	$31,062

462	22	5,903	2	15,679	17,257
21,583	947,391	1,435,469	2,924,704	869,823	1,989,254
(21,613)	(946,951)	(1,428,953)	(2,918,803)	(872,262)	(1,990,832)
432	462	12,419	5,903	13,240	15,679

The accompanying notes are an integral part of these financial statements.

A46

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

	SUBACCOUNTS
	ProFund VP Financials Fund		ProFund VP Health Care Fund
	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006
OPERATIONS
Net investment income (loss)	$487	$80	$(133)	$(124)
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	2,677	7,865	4,082	(14,311)
Net change in unrealized gain (loss) on investments	(10,377)	4,716	(589)	253
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(7,213)	12,661	3,360	(14,182)
CONTRACT OWNER TRANSACTIONS
Contract owner net payments	5,263	22,709	206	14,155
Policy loans	0	0	0	0
Policy loan repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0
Net transfers between other subaccounts or fixed rate option	2,270	(651,637)	27,912	9,581
Withdrawal and other charges	(6,539)	(2,743)	(3,039)	(3,085)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	994	(631,671)	25,079	20,651
TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,219)	(619,010)	28,439	6,469
NET ASSETS
Beginning of period	50,239	669,249	31,485	25,016
End of period	$44,020	$50,239	$59,924	$31,485

Beginning units	30,111	469,543	24,235	20,217
Units issued	203,522	594,906	868,681	1,000,407
Units redeemed	(200,934)	(1,034,338)	(849,526)	(996,389)
Ending units	32,699	30,111	43,390	24,235

The accompanying notes are an integral part of these financial statements.

A47

SUBACCOUNTS (Continued)
ProFund VP Industrials Fund		ProFund VP Internet Fund		ProFund VP Japan Fund
01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006

$(13)	$(7)	$(7)	$(10)	$592	$73
0	0	0	57	0	4,522
4,722	437	68	1,115	4,313	(4,714)

0	0	22	(42)	(2,647)	(2,187)

4,709	430	83	1,120	2,258	(2,306)

0	0	153	132	206	321
0	0	0	0	0	0
0	0	0	0	0	0
0	(1)	0	0	0	0

(4,622)	(268)	152	(2,944)	(3,343)	(48,881)
(88)	(161)	(434)	(182)	(1,522)	(2,848)

(4,710)	(430)	(129)	(2,994)	(4,659)	(51,408)

(1)	0	(46)	(1,874)	(2,401)	(53,714)

1	1	855	2,729	12,100	65,814
$0	$1	$809	$855	$9,699	$12,100

1	1	454	1,466	5,202	31,276
213,026	20,174	215,261	491,345	202,435	782,626
(213,027)	(20,174)	(215,324)	(492,357)	(202,993)	(808,700)
0	1	391	454	4,644	5,202

The accompanying notes are an integral part of these financial statements.

A48

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

	SUBACCOUNTS
	ProFund VP Mid-Cap Growth Fund		ProFund VP Mid-Cap Value Fund
	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006
OPERATIONS
Net investment income (loss)	$(12)	$(11)	$46	$(71)
Capital gains distributions received	60	150	572	3,155
Realized gain (loss) on shares redeemed	2,272	(1,004)	1,678	(9,898)
Net change in unrealized gain (loss) on investments	(26)	78	(2,144)	(776)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,294	(787)	152	(7,590)
CONTRACT OWNER TRANSACTIONS
Contract owner net payments	414	493	414	340
Policy loans	0	0	0	0
Policy loan repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0
Net transfers between other subaccounts or fixed rate option	(4,837)	(4,111)	1,076	9,182
Withdrawal and other charges	(612)	(1,412)	(3,541)	(3,127)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(5,035)	(5,030)	(2,051)	6,395
TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,741)	(5,817)	(1,899)	(1,195)
NET ASSETS
Beginning of period	3,445	9,262	18,798	19,993
End of period	$704	$3,445	$16,899	$18,798

Beginning units	2,169	6,049	9,868	11,757
Units issued	289,641	147,760	237,386	779,129
Units redeemed	(291,412)	(151,640)	(238,446)	(781,018)
Ending units	398	2,169	8,808	9,868

The accompanying notes are an integral part of these financial statements.

A49

SUBACCOUNTS (Continued)
ProFund VP Money Market Fund		ProFund VP NASDAQ-100 Fund		ProFund VP Pharmaceuticals Fund
01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006

$92,529	$65,292	$(368)	$(459)	$1	$(6)
0	0	0	0	0	0
0	0	2,739	(2,145)	2,601	(1,224)

0	0	(1,141)	(1,783)	(15)	3

92,529	65,292	1,230	(4,387)	2,587	(1,227)

787,418	445,620	131,366	60,414	206	115
0	0	0	0	0	0
0	0	0	0	0	0
(175,255)	(350,205)	0	0	0	0

(260,054)	1,251,348	0	0	(2,445)	1,329
(93,850)	(102,178)	0	0	(258)	(165)

258,259	1,244,585	131,366	60,414	(2,497)	1,279

350,788	1,309,877	132,596	56,027	90	52

2,805,690	1,495,813	127,129	71,102	108	56
$3,156,478	$2,805,690	$259,725	$127,129	$198	$108

2,683,792	1,479,289	79,388	46,711	108	63
32,204,249	30,658,543	801,682	1,732,696	277,885	332,363
(31,971,884)	(29,454,040)	(742,840)	(1,700,019)	(277,799)	(332,318)
2,916,157	2,683,792	138,230	79,388	194	108

The accompanying notes are an integral part of these financial statements.

A50

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

	SUBACCOUNTS
	ProFund VP Precious Metals Fund		ProFund VP Real Estate Fund
	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006
OPERATIONS
Net investment income (loss)	$312	$3,088	$121	$146
Capital gains distributions received	0	0	716	2,230
Realized gain (loss) on shares redeemed	(37,930)	19,006	(899)	9,152
Net change in unrealized gain (loss) on investments	814	558	(1,172)	1,491
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(36,804)	22,652	(1,234)	13,019
CONTRACT OWNER TRANSACTIONS
Contract owner net payments	102	0	5,185	11,193
Policy loans	0	0	0	0
Policy loan repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	(8,259)	0	0
Net transfers between other subaccounts or fixed rate option	57,909	(56,420)	(37,332)	5,896
Withdrawal and other charges	(1,002)	(2,298)	(7,871)	(4,699)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	57,009	(66,977)	(40,018)	12,390
TOTAL INCREASE (DECREASE) IN NET ASSETS	20,205	(44,325)	(41,252)	25,409
NET ASSETS
Beginning of period	587	44,912	56,088	30,679
End of period	$20,792	$587	$14,836	$56,088

Beginning units	303	24,811	24,294	17,562
Units issued	1,542,752	2,014,927	328,852	770,037
Units redeemed	(1,534,275)	(2,039,435)	(345,132)	(763,305)
Ending units	8,780	303	8,014	24,294

The accompanying notes are an integral part of these financial statements.

A51

SUBACCOUNTS (Continued)
ProFund VP Rising Rates Opportunity Fund		ProFund VP Semiconductor Fund		ProFund VP Short NASDAQ-100 Fund
01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006

$(15)	$6,194	$(3)	$0	$(139)	$(364)
0	0	0	0	0	0
(4,971)	554	753	(272)	(21,683)	(31,789)

(2)	89	0	0	0	(467)

(4,988)	6,837	750	(272)	(21,822)	(32,620)

222	763	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	(279)	(128,578)	(59,053)

4,761	(8,988)	(473)	562	188,113	170,023
0	(264)	(277)	(11)	(74,236)	(59,417)

4,983	(8,489)	(750)	272	(14,701)	51,553

(5)	(1,652)	0	0	(36,523)	18,933

13	1,665	1	1	36,534	17,601
$8	$13	$1	$1	$11	$36,534

16	2,281	1	1	65,783	31,176
2,045,125	6,545,379	26,904	8,077	7,693,989	10,417,481
(2,045,130)	(6,547,644)	(26,904)	(8,077)	(7,759,750)	(10,382,874)
11	16	1	1	22	65,783

The accompanying notes are an integral part of these financial statements.

A52

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

	SUBACCOUNTS
	ProFund VP Short Small-Cap Fund		ProFund VP Small-Cap Fund
	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006
OPERATIONS
Net investment income (loss)	$3,844	$(84)	$(234)	$(175)
Capital gains distributions received	0	0	2	1,304
Realized gain (loss) on shares redeemed	(30,510)	(20,248)	(24,368)	5,525
Net change in unrealized gain (loss) on investments	0	(457)	(3,924)	3,924
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(26,666)	(20,789)	(28,524)	10,578
CONTRACT OWNER TRANSACTIONS
Contract owner net payments	277	830	0	0
Policy loans	0	0	0	0
Policy loan repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	(1)	0
Net transfers between other subaccounts or fixed rate option	41,412	(198,532)	(42,858)	164,709
Withdrawal and other charges	(15,020)	(4,893)	(53,773)	(50,131)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	26,669	(202,595)	(96,632)	114,578
TOTAL INCREASE (DECREASE) IN NET ASSETS	3	(223,384)	(125,156)	125,156
NET ASSETS
Beginning of period	8	223,392	125,165	9
End of period	$11	$8	$9	$125,165

Beginning units	15	365,857	65,112	5
Units issued	6,910,237	2,985,026	621,560	362,022
Units redeemed	(6,910,232)	(3,350,868)	(686,667)	(296,915)
Ending units	20	15	5	65,112

The accompanying notes are an integral part of these financial statements.

A53

SUBACCOUNTS (Continued)
ProFund VP Small-Cap Growth Fund		ProFund VP Small-Cap Value Fund		ProFund VP Technology Fund
01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006

$(9)	$(17)	$0	$(5)	$(11)	$(8)
0	1,382	0	0	0	211
(1,038)	2,865	302	(493)	(223)	2,346

801	(692)	0	0	463	86

(246)	3,538	302	(498)	229	2,635

565	564	0	0	207	304
0	0	0	0	0	0
0	0	0	0	0	0
0	0	(302)	0	0	0

(5,260)	896	0	524	8,071	(4,989)
(777)	(5,587)	0	(26)	(397)	(179)

(5,472)	(4,127)	(302)	498	7,881	(4,864)

(5,718)	(589)	0	0	8,110	(2,229)

5,719	6,308	1	1	113	2,342
$1	$5,719	$1	$1	$8,223	$113

3,136	3,748	1	1	74	1,648
6,024	212,955	16,248	94,302	28,157	488,135
(9,159)	(213,567)	(16,248)	(94,302)	(23,527)	(489,709)
1	3,136	1	1	4,704	74

The accompanying notes are an integral part of these financial statements.

A54

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

	SUBACCOUNTS
	ProFund VP Telecommunications Fund		ProFund VP U.S. Government Plus Fund
	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006
OPERATIONS
Net investment income (loss)	$11	$47	$791	$643
Capital gains distributions received	20	0	0	0
Realized gain (loss) on shares redeemed	680	(4,129)	2,932	3,081
Net change in unrealized gain (loss) on investments	(432)	109	10	229
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	279	(3,973)	3,733	3,953
CONTRACT OWNER TRANSACTIONS
Contract owner net payments	5,457	565	379	393
Policy loans	0	0	0	0
Policy loan repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0
Net transfers between other subaccounts or fixed rate option	417	10,798	(3,394)	(144,549)
Withdrawal and other charges	(5,193)	(424)	(302)	(4,015)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	681	10,939	(3,317)	(148,171)
TOTAL INCREASE (DECREASE) IN NET ASSETS	960	6,966	416	(144,218)
NET ASSETS
Beginning of period	7,022	56	968	145,186
End of period	$7,982	$7,022	$1,384	$968

Beginning units	4,849	52	849	121,197
Units issued	292,764	685,065	1,389,693	762,224
Units redeemed	(292,516)	(680,268)	(1,389,437)	(882,572)
Ending units	5,097	4,849	1,105	849

The accompanying notes are an integral part of these financial statements.

A55

SUBACCOUNTS (Continued)
ProFund VP UltraMid-Cap Fund		ProFund VP UltraNASDAQ-100 Fund		ProFund VP UltraSmall-Cap Fund
01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006

$(11)	$(60)	$(43)	$(65)	$112	$(85)
241	0	0	234	0	0
10,260	7,067	27,630	14,275	7,742	15,082

0	(19)	922	16	0	0

10,490	6,988	28,509	14,460	7,854	14,997

0	76	0	1	0	0
0	0	0	0	0	0
0	0	0	0	0	0
(216)	0	(458)	0	(14)	0

(10,065)	(9,514)	(68,829)	1,239	(7,842)	(14,570)
(208)	(157)	(179)	(374)	0	(424)

(10,489)	(9,595)	(69,466)	866	(7,856)	(14,994)

1	(2,607)	(40,957)	15,326	(2)	3

2	2,609	83,439	68,113	12	9
$3	$2	$42,482	$83,439	$10	$12

1	1,060	39,729	33,931	4	4
566,830	1,431,960	939,423	1,902,950	524,211	1,536,912
(566,830)	(1,433,019)	(963,369)	(1,897,152)	(524,211)	(1,536,912)
1	1	15,783	39,729	4	4

The accompanying notes are an integral part of these financial statements.

A56

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

	SUBACCOUNTS
	ProFund VP Bull Fund		ProFund VP Utilities Fund
	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006
OPERATIONS
Net investment income (loss)	$638	$(259)	$5	$(21)
Capital gains distributions received	2,349	4,848	15	0
Realized gain (loss) on shares redeemed	(9,512)	13,945	(296)	(561)
Net change in unrealized gain (loss) on investments	(2,620)	642	2	(1)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(9,145)	19,176	(274)	(583)
CONTRACT OWNER TRANSACTIONS
Contract owner net payments	796	725	359	172
Policy loans	0	0	0	0
Policy loan repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0
Net transfers between other subaccounts or fixed rate option	222,493	94,723	538	2,379
Withdrawal and other charges	(78,561)	(63,987)	(482)	(989)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	144,728	31,461	415	1,562
TOTAL INCREASE (DECREASE) IN NET ASSETS	135,583	50,637	141	979
NET ASSETS
Beginning of period	132,849	82,212	1,287	308
End of period	$268,432	$132,849	$1,428	$1,287

Beginning units	86,173	60,459	630	179
Units issued	1,910,197	2,807,629	224,311	1,028,402
Units redeemed	(1,827,812)	(2,781,915)	(224,336)	(1,027,951)
Ending units	168,558	86,173	605	630

The accompanying notes are an integral part of these financial statements.

A57

SUBACCOUNTS (Continued)
AST Cohen & Steers Realty Portfolio		AST UBS Dynamic Alpha Porfolio		AST DeAm Large-Cap Value Porfolio
01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006

$50,284	$480	$1,778	$682	$15,670	$353
247,992	6,623	0	0	107,782	5,833
(23,856)	3,277	4,530	400	10,537	850

(540,747)	50,494	(6,034)	8,697	(147,961)	47,774

(266,327)	60,874	274	9,779	(13,972)	54,810

917,038	231,463	159,953	56,072	1,043,729	307,946
(18,626)	(1,805)	0	0	(20,586)	(12,525)
2,059	12	0	0	1,021	3,687
(38,713)	(59)	(16,830)	0	(14,435)	(885)

444,294	299,051	81,562	90,339	285,242	455,891
(393,225)	(123,323)	(82,002)	(29,003)	(436,435)	(121,525)

912,827	405,339	142,683	117,408	858,536	632,589

646,500	466,213	142,957	127,187	844,564	687,399

479,577	13,364	130,075	2,888	693,482	6,083
$1,126,077	$479,577	$273,032	$130,075	$1,538,046	$693,482

32,252	1,228	11,177	276	53,207	568
115,010	42,740	25,058	13,851	118,923	66,651
(52,579)	(11,716)	(13,199)	(2,950)	(55,382)	(14,012)
94,683	32,252	23,036	11,177	116,748	53,207

The accompanying notes are an integral part of these financial statements.

A58

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

	SUBACCOUNTS
	AST Neuberger Berman Small-Cap Growth Porfolio		AST DeAm Small-Cap Value Porfolio
	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006
OPERATIONS
Net investment income (loss)	$(224)	$(88)	$3,534	$(31)
Capital gains distributions received	0	0	59,805	1,109
Realized gain (loss) on shares redeemed	10,124	(192)	(3,873)	847
Net change in unrealized gain (loss) on investments	29,124	4,569	(131,978)	14,725
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	39,024	4,289	(72,512)	16,650
CONTRACT OWNER TRANSACTIONS
Contract owner net payments	209,789	96,668	316,471	96,249
Policy loans	(103)	0	(1,083)	(1,821)
Policy loan repayments and interest	84	727	597	733
Surrenders, withdrawals and death benefits	(5,739)	(234)	(6,181)	(73)
Net transfers between other subaccounts or fixed rate option	62,719	101,210	85,212	131,624
Withdrawal and other charges	(98,783)	(42,576)	(139,052)	(46,120)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	167,967	155,795	255,964	180,592
TOTAL INCREASE (DECREASE) IN NET ASSETS	206,991	160,084	183,452	197,242
NET ASSETS
Beginning of period	165,955	5,871	198,084	842
End of period	$372,946	$165,955	$381,536	$198,084

Beginning units	14,352	547	15,883	81
Units issued	30,416	18,312	43,278	20,818
Units redeemed	(17,572)	(4,507)	(21,921)	(5,016)
Ending units	27,196	14,352	37,240	15,883

The accompanying notes are an integral part of these financial statements.

A59

SUBACCOUNTS (Continued)
AST Federated Aggressive Growth Portfolio		AST Small-Cap Value Portfolio		AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006

$(480)	$(67)	$9,889	$127	$(523)	$(89)
57,057	357	119,585	3,580	0	0
10,147	(111)	(2,973)	2,655	5,700	1,761

(27,485)	9,259	(206,163)	31,399	54,291	9,738

39,239	9,438	(79,662)	37,761	59,468	11,410

341,816	83,748	822,483	231,358	378,287	114,705
(3,167)	0	(9,662)	0	(1,857)	0
518	0	565	0	60	521
(10,828)	(2,394)	(18,172)	(645)	(12,979)	(78)

233,131	142,460	256,240	333,997	510,346	123,170
(161,759)	(41,645)	(389,570)	(131,356)	(172,634)	(60,268)

399,711	182,169	661,884	433,354	701,223	178,050

438,950	191,607	582,222	471,115	760,691	189,460

193,411	1,804	498,285	27,170	198,431	8,971
$632,361	$193,411	$1,080,507	$498,285	$959,122	$198,431

15,511	163	39,127	2,559	17,642	847
55,201	21,052	99,927	52,552	71,868	27,899
(25,067)	(5,704)	(49,078)	(15,984)	(17,990)	(11,104)
45,645	15,511	89,976	39,127	71,520	17,642

The accompanying notes are an integral part of these financial statements.

A60

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

	SUBACCOUNTS
	AST Marsico Capital Growth Portfolio		AST MFS Growth Portfolio
	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006
OPERATIONS
Net investment income (loss)	$1,739	$(411)	$(101)	$(47)
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	18,321	(352)	3,381	1,423
Net change in unrealized gain (loss) on investments	166,528	46,752	19,562	4,477
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	186,588	45,989	22,842	5,853
CONTRACT OWNER TRANSACTIONS
Contract owner net payments	515,317	562,898	177,550	62,089
Policy loans	(1,518)	(856)	0	0
Policy loan repayments and interest	311	2,291	0	0
Surrenders, withdrawals and death benefits	(8,330)	(653)	(3,002)	(146)
Net transfers between other subaccounts or fixed rate option	260,562	625,045	81,333	46,831
Withdrawal and other charges	(237,202)	(101,359)	(88,005)	(40,278)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	529,140	1,087,366	167,876	68,496
TOTAL INCREASE (DECREASE) IN NET ASSETS	715,728	1,133,355	190,718	74,349
NET ASSETS
Beginning of period	1,138,687	5,332	76,908	2,559
End of period	$1,854,415	$1,138,687	$267,626	$76,908

Beginning units	98,958	496	6,629	242
Units issued	72,312	110,711	21,516	21,597
Units redeemed	(30,947)	(12,249)	(8,084)	(15,210)
Ending units	140,323	98,958	20,061	6,629

The accompanying notes are an integral part of these financial statements.

A61

SUBACCOUNTS (Continued)
AST Neuberger Berman Mid-Cap Growth Portfolio		AST PIMCO Limited Maturity Bond Portfolio		AST T. Rowe Price Natural Resources Portfolio
01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006

$(785)	$(198)	$8,267	$217	$24,990	$321
0	0	0	0	309,175	32,271
43,836	(745)	973	283	69,230	(199)

87,562	24,781	429	1,540	873,398	74,765

130,613	23,838	9,669	2,040	1,276,793	107,158

427,724	155,905	79,555	48,077	2,463,162	1,270,637
(10,187)	(1,555)	(1,681)	0	(61,167)	(2,406)
782	1,467	312	2,593	2,834	1,054
(12,012)	(600)	0	(7)	(117,833)	(3,725)

204,859	293,522	49,467	47,632	1,524,741	1,231,309
(219,389)	(71,808)	(42,834)	(19,215)	(1,228,600)	(499,965)

391,777	376,931	84,819	79,080	2,583,137	1,996,904

522,390	400,769	94,488	81,120	3,859,930	2,104,062

404,448	3,679	82,035	915	2,247,376	143,314
$926,838	$404,448	$176,523	$82,035	$6,107,306	$2,247,376

32,448	336	7,854	91	175,664	12,966
66,052	42,847	13,384	11,246	283,304	209,491
(37,592)	(10,735)	(5,397)	(3,483)	(118,886)	(46,793)
60,908	32,448	15,841	7,854	340,082	175,664

The accompanying notes are an integral part of these financial statements.

A62

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

	SUBACCOUNTS
	AST MFS Global Equity Portfolio		AST JPMorgan International Equity Portfolio
	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006
OPERATIONS
Net investment income (loss)	$9,054	$18	$25,557	$1,398
Capital gains distributions received	47,299	700	0	0
Realized gain (loss) on shares redeemed	5,093	385	23,352	2,302
Net change in unrealized gain (loss) on investments	(40,407)	5,051	62,508	67,497
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	21,039	6,154	111,417	71,197
CONTRACT OWNER TRANSACTIONS
Contract owner net payments	359,630	57,977	1,227,146	384,295
Policy loans	(1,007)	0	(26,569)	(1,203)
Policy loan repayments and interest	513	0	1,777	2,604
Surrenders, withdrawals and death benefits	(4,384)	0	(20,146)	(1,353)
Net transfers between other subaccounts or fixed rate option	159,702	54,668	373,117	462,548
Withdrawal and other charges	(140,633)	(26,297)	(563,868)	(181,856)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	373,821	86,348	991,457	665,035
TOTAL INCREASE (DECREASE) IN NET ASSETS	394,860	92,502	1,102,874	736,232
NET ASSETS
Beginning of period	93,909	1,407	778,615	42,383
End of period	$488,769	$93,909	$1,881,489	$778,615

Beginning units	7,197	134	59,853	3,997
Units issued	47,788	9,465	131,185	75,122
Units redeemed	(20,710)	(2,402)	(58,749)	(19,266)
Ending units	34,275	7,197	132,289	59,853

The accompanying notes are an integral part of these financial statements.

A63

SUBACCOUNTS (Continued)
AST T. Rowe Price Global Bond Portfolio
01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006

$14,781	$384
0	301
3,910	938

20,971	6,192

39,662	7,815

306,761	134,001
(17,254)	(2,920)
1,312	3,137
(12,621)	(176)

182,617	171,299
(138,866)	(66,146)

321,949	239,195

361,611	247,010

263,640	16,630
$625,251	$263,640

24,971	1,672
48,979	31,699
(19,883)	(8,400)
54,067	24,971

The accompanying notes are an integral part of these financial statements.

A64

NOTES TO FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT
December 31, 2007

Note 1:	General

Pruco Life Variable Universal Account (the “Account”) was established on April 17, 1989 under Arizona law as a separate investment account of Pruco Life Insurance Company (“Pruco Life”) which is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential”), a wholly-owned subsidiary of Prudential Financial, Inc. (“PFI”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Prudential’s other assets and liabilities. The portion of the Account’s assets applicable to the variable life contracts is not chargeable with liabilities arising out of any other business Prudential may conduct. Proceeds from purchases of Pruselect I, Pruselect II, Pruselect III, Survivorship Variable Universal Life (“SVUL”), PruLife Custom Premier (“VULII”), PruLife Advisor Select (“PROSEL”), MPremier VUL (“MPVUL”) and PruLife Custom Premier II (“ENVUL”) contracts are invested in the Account.

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual variable life insurance contracts. There are one hundred and three subaccounts within the Account. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Inc., Advanced Series Trust, (collectively the “Series Funds”) or one of the non-Prudential administered funds (collectively, the “portfolios”). Investment options vary by contract.

The name of each Portfolio and the corresponding subaccount name are as follows:

Prudential Series Fund
Money Market Portfolio
Diversified Bond Portfolio
Equity Portfolio
Flexible Managed Portfolio
Conservative Balanced Portfolio
High Yield Bond Portfolio
Stock Index Portfolio
Value Portfolio
Natural Resources Portfolio
Global Portfolio
Government Income Portfolio
Jennison Portfolio
Small Capitalization Stock Portfolio
SP T.Rowe Price Large-Cap Growth Portfolio
SP Davis Value Portfolio
SP Small Cap Value Portfolio
SP Small-Cap Growth Portfolio
SP PIMCO Total Return Portfolio
SP PIMCO High Yield Portfolio
SP Large Cap Value Portfolio
SP AIM Core Equity Portfolio
SP Strategic Partners Focused Growth Portfolio
SP Mid Cap Growth Portfolio
SP Prudential U.S. Emerging Growth Portfolio
SP Conservative Asset Allocation Portfolio
SP Balanced Asset Allocation Portfolio
SP Growth Asset Allocation Portfolio
SP Aggressive Growth Asset Allocation Portfolio
SP International Growth Portfolio
SP International Value Portfolio
AST Cohen & Steers Realty Portfolio
AST UBS Dynamic Alpha Portfolio
AST DeAm Large-Cap Value Portfolio
AST Neuberger Berman Small-Cap Growth Portfolio
AST DeAm Small-Cap Value Portfolio
AST Federated Aggressive Growth Portfolio
AST Small-Cap Value Portfolio
AST Goldman Sachs Mid-Cap Growth Portfolio
AST Marsico Capital Growth Portfolio
AST MFS Growth Portfolio
AST Neuberger Berman Mid-Cap Growth Portfolio
AST PIMCO Limited Maturity Bond Portfolio
AST T.Rowe Price Natural Resources Portfolio
AST MFS Global Equity Portfolio
AST JPMorgan International Equity Portfolio
AST T.Rowe Price Global Bond Portfolio
AIM Variable Insurance
Utilities Fund
Technology Fund
American Century Variable
Portfolios
VP Value Fund
VP Income & Growth Fund
Dreyfus Funds
MidCap Stock Portfolio
Developing Leaders Portfolio
Franklin Templeton Funds
Small-Mid Cap Growth Securities Fund
Goldman Sachs Funds
Structured Small Cap Equity Fund
Janus Aspen Series
Large Cap Growth Portfolio — Institutional Shares
Mid-Cap Growth Portfolio — Service Shares
Balanced Portfolio — Service Shares
Large Cap Growth Portfolio — Service Shares
International Growth Portfolio — Service Shares
M Financial Funds
Brandes International Equity Fund
Business Opportunity Value Fund

A65

Note 1: General (Continued)

Frontier Capital Appreciation Fund
Turner Core Growth Fund
MFS Variable Insurance Trust
Emerging Growth Series
Oppenheimer Funds
Midcap Fund/VA
ProFunds VP
Asia 30 Fund
Banks Fund
Basic Materials Fund
Bear Fund
Biotechnology Fund
UltraBull Fund
Consumer Services Fund
Consumer Goods Fund
Oil & Gas Fund
Europe 30 Fund
Financials Fund
Health Care Fund
Industrials Fund
Internet Fund
Japan Fund
Mid-Cap Growth Fund
Mid-Cap Value Fund
Money Market Fund
NASDAQ-100 Fund
Pharmaceuticals Fund
Precious Metals Fund
Real Estate Fund
Rising Rates Opportunity Fund
Semiconductor Fund
Short NASDAQ-100 Fund
Short Small-Cap Fund
Small-Cap Fund
Small Cap-Growth Fund
Small-Cap Value Fund
Technology Fund
Telecommunications Fund
U.S. Government Plus Fund
UltraMid-Cap Fund
UltraNASDAQ-100 Fund
UltraSmall-Cap Fund
Bull Fund
Utilities Fund
T. Rowe Price
International Stock Portfolio

The Series Funds are diversified open-ended management investment companies, and are managed by affiliates of Prudential.

Note 2:	Significant Accounting Policies

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements.” This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and requires additional disclosures about fair value measurements. This Statement does not require any new fair value measurements, but the application of this Statement could change current practices in determining fair value. The Account expects to adopt this guidance effective January 1, 2008. The Account’s adoption of this guidance is not expected to have a material effect on the Account’s financial position and results of operations.

Investments — The investments in shares of the portfolios are stated at the net asset values of the respective portfolios, whose investment securities are stated at value.

Security Transactions — Realized gains and losses on security transactions are determined based upon an average cost. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

Dividend and Distributions Received — Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex distribution date.

Note 3:	Taxes

Pruco Life is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI’s consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Pruco Life Management will review periodically the status of the policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

A66

Note 4:	Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and invested, of investments in the portfolios for the year ended December 31, 2007 were as follows:

	Purchases	Sales
Prudential Money Market Portfolio	$52,407,650	$(58,721,451)
Prudential Diversified Bond Portfolio	$27,102,516	$(10,283,648)
Prudential Equity Portfolio	$6,563,886	$(8,782,433)
Prudential Flexible Managed Portfolio	$293,790	$(397,047)
Prudential Conservative Balanced Portfolio	$593,720	$(7,580,057)
Prudential High Yield Bond Portfolio	$1,661,030	$(1,095,367)
Prudential Stock Index Portfolio	$19,927,985	$(22,748,985)
Prudential Value Portfolio	$1,772,661	$(1,750,100)
Prudential Natural Resources Portfolio	$950,363	$(1,054,285)
Prudential Global Portfolio	$3,213,187	$(1,506,426)
Prudential Government Income Portfolio	$86,710	$(2,549,737)
Prudential Jennison Portfolio	$8,256,860	$(9,647,881)
Prudential Small Capitalization Stock Portfolio	$45,773	$(1,860,860)
T. Rowe Price International Stock Portfolio	$1,974,643	$(3,039,456)
Janus Aspen Large Cap Growth Portfolio — Institutional Shares	$2,631,987	$(1,139,871)
MFS Emerging Growth Series	$234,806	$(272,658)
American Century VP Value Fund	$2,204,189	$(1,752,187)
Franklin Small-Mid Cap Growth Securities Fund	$588,710	$(1,495,374)
American Century VP Income & Growth Fund	$795,157	$(730,981)
Prudential SP T.Rowe Price Large- Cap Growth Portfolio	$2,186,057	$(1,675,949)
Prudential SP Davis Value Portfolio	$6,723,734	$(7,812,792)
Dreyfus MidCap Stock Portfolio	$82,571	$(26,032)
Dreyfus Developing Leaders Portfolio	$2,753,100	$(578,892)
Prudential SP Small Cap Value Portfolio	$8,487,484	$(3,962,706)
Goldman Sachs Structured Small Cap Equity Fund	$263,961	$(209,936)
AIM V.I. Utilities Fund	$11,011	$(1,771)
AIM V.I. Technology Fund	$104,118	$(22,437)
Prudential SP Small-Cap Growth Portfolio	$1,771,485	$(884,195)
Janus Aspen Mid-Cap Growth Portfolio — Service Shares	$1,396,583	$(252,953)
Janus Aspen Balanced Portfolio — Service Shares	$339,748	$(1,425,391)
Oppenheimer MidCap Fund/VA	$913,076	$(1,865,618)
Prudential SP PIMCO Total Return Portfolio	$10,113,496	$(10,233,462)
Prudential SP PIMCO High Yield Portfolio	$2,020,810	$(1,373,653)
Janus Aspen Large Cap Growth Portfolio — Service Shares	$550,409	$(243,732)
Prudential SP Large Cap Value Portfolio	$3,220,543	$(1,934,976)

A67

Note 4: Purchases and Sales of Investments (Continued)

	Purchases	Sales
Prudential SP AIM Core Equity Portfolio	$1,512,624	$(814,681)
Prudential SP Strategic Partners Focused Growth Portfolio	$877,041	$(881,621)
Prudential SP Mid Cap Growth Portfolio	$3,069,115	$(1,985,302)
SP Prudential U.S. Emerging Growth Portfolio	$3,953,429	$(2,535,420)
Prudential SP Conservative Asset Allocation Portfolio	$3,771,200	$(2,612,257)
Prudential SP Balanced Asset Allocation Portfolio	$13,653,967	$(5,035,081)
Prudential SP Growth Asset Allocation Portfolio	$24,326,680	$(7,092,511)
Prudential SP Aggressive Growth Asset Allocation Portfolio	$10,398,429	$(2,845,745)
Janus Aspen International Growth Portfolio — Service Shares	$702,729	$(3,834,463)
Prudential SP International Growth Portfolio	$4,204,201	$(1,598,925)
Prudential SP International Value Portfolio	$10,470,406	$(2,144,849)
M Financial Turner Core Growth Fund	$325,207	$(209,722)
M Financial Frontier Capital Appreciation Fund	$334,141	$(238,113)
M Financial Brandes International Equity Fund	$587,967	$(503,845)
M Financial Business Opportunity Value Fund	$180,913	$(361,284)
ProFund VP Asia 30 Fund	$698,452	$(680,537)
ProFund VP Banks Fund	$276,845	$(278,296)
ProFund VP Basic Materials Fund	$1,469,582	$(1,446,725)
ProFund VP Bear Fund	$5,604,252	$(5,641,473)
ProFund VP Biotechnology Fund	$168,870	$(219,162)
ProFund VP UltraBull Fund	$3,672,802	$(3,757,553)
ProFund VP Consumer Services Fund	$351,485	$(352,280)
ProFund VP Consumer Goods Fund	$31,144	$(31,002)
ProFund VP Oil & Gas Fund	$3,768,594	$(3,747,010)
ProFund VP Europe 30 Fund	$1,789,738	$(1,793,771)
ProFund VP Financials Fund	$339,581	$(338,703)
ProFund VP Health Care Fund	$1,188,415	$(1,163,468)
ProFund VP Industrials Fund	$345,998	$(350,721)
ProFund VP Internet Fund	$426,522	$(426,666)
ProFund VP Japan Fund	$487,360	$(492,051)
ProFund VP Mid-Cap Growth Fund	$488,629	$(493,676)
ProFund VP Mid-Cap Value Fund	$481,267	$(483,377)
ProFund VP Money Market Fund	$33,457,053	$(33,205,542)
ProFund VP NASDAQ-100 Fund	$1,412,254	$(1,281,255)
ProFund VP Pharmaceuticals Fund	$299,101	$(301,600)
ProFund VP Precious Metals Fund	$2,960,257	$(2,903,318)
ProFund VP Real Estate Fund	$749,722	$(789,863)
ProFund VP Rising Rates Opportunity Fund	$1,665,291	$(1,660,324)
ProFund VP Semiconductor Fund	$37,534	$(38,287)

A68

Note 4: Purchases and Sales of Investments (Continued)

	Purchases	Sales
ProFund VP Short NASDAQ-100 Fund	$4,088,285	$(4,103,125)
ProFund VP Short Small-Cap Fund	$3,716,259	$(3,689,762)
ProFund VP Small-Cap Fund	$1,213,308	$(1,310,174)
ProFund VP Small-Cap Growth Fund	$11,830	$(17,311)
ProFund VP Small-Cap Value Fund	$31,307	$(31,608)
ProFund VP Technology Fund	$44,398	$(36,528)
ProFund VP Telecommunications Fund	$442,912	$(442,277)
ProFund VP U.S. Government Plus Fund	$1,535,783	$(1,539,159)
ProFund VP UltraMid-Cap Fund	$1,742,387	$(1,752,919)
ProFund VP UltraNASDAQ-100 Fund	$2,161,661	$(2,231,169)
ProFund VP UltraSmall-Cap Fund	$1,723,878	$(1,731,760)
ProFund VP Bull Fund	$3,039,400	$(2,895,100)
ProFund VP Utilities Fund	$495,126	$(494,725)
AST Cohen & Steers Realty Portfolio	$1,188,355	$(276,500)
AST UBS Dynamic Alpha Porfolio	$235,259	$(92,760)
AST DeAm Large-Cap Value Porfolio	$1,144,985	$(287,711)
AST Neuberger Berman Small-Cap Growth Porfolio	$307,110	$(139,368)
AST DeAm Small-Cap Value Porfolio	$379,769	$(124,133)
AST Federated Aggressive Growth Portfolio	$588,211	$(188,980)
AST Small-Cap Value Portfolio	$897,172	$(236,171)
AST Goldman Sachs Mid-Cap Growth Portfolio	$782,803	$(82,103)
AST Marsico Capital Growth Portfolio	$708,966	$(181,227)
AST MFS Growth Portfolio	$220,601	$(52,901)
AST Neuberger Berman Mid-Cap Growth Portfolio	$717,366	$(326,374)
AST PIMCO Limited Maturity Bond Portfolio	$118,113	$(33,432)
AST T. Rowe Price Natural Resources Portfolio	$3,051,556	$(472,271)
AST MFS Global Equity Portfolio	$558,352	$(184,842)
AST JPMorgan International Equity Portfolio	$1,229,073	$(239,029)
AST T. Rowe Price Global Bond Portfolio	$425,428	$(103,872)

Note 5:	Related Party Transactions

Prudential and its affiliates perform various services on behalf of the Series Funds in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.

The Series Funds have management agreements with Prudential Investment LLC (“PI”) and AST Investment Services, Inc, indirect, wholly-owned subsidiaries of Prudential (together the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisors’ performance of such services. The Investment Managers entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of Prudential.

A69

Note 5:	Related Party Transactions (Continued)

The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential, which acts as the distributor of the Class I and Class II shares of the Series Fund.

The Investment Managers have agreed to reimburse certain portfolios of the Series Funds the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeds various agreed upon percentages of the portfolio’s average daily net assets.

Note 6:	Financial Highlights

Pruco Life sells a number of variable life products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered by Pruco Life and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding throughout the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges offered by Pruco Life as contract owners may not have selected all available and applicable contract options.

	At year ended					For year ended
	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest			Total Return*** Lowest – Highest
	Prudential Money Market Portfolio
December 31, 2007	132,612	$1.13677	to	$11.44374	$213,692	4.93%	0.00%	to	0.90%	4.14%	to	5.06%
December 31, 2006	134,946	$1.08287	to	$10.89271	$209,028	4.68%	0.00%	to	0.90%	3.83%	to	4.75%
December 31, 2005	112,502	$1.03506	to	$10.39889	$158,650	2.88%	0.00%	to	0.90%	1.99%	to	2.90%
December 31, 2004	101,072	$1.05537	to	$10.10571	$135,016	1.04%	0.10%	to	0.90%	0.12%	to	1.02%
December 31, 2003	91,976	$1.04751	to	$1.77000	$119,011	0.83%	0.20%	to	0.90%	–0.05%	to	0.65%
	Prudential Diversified Bond Portfolio
December 31, 2007	49,523	$1.22341	to	$12.14763	$108,670	5.23%	0.00%	to	0.90%	4.76%	to	5.71%
December 31, 2006	41,665	$1.15836	to	$11.49153	$86,903	4.87%	0.00%	to	0.90%	4.06%	to	4.98%
December 31, 2005	45,624	$1.10424	to	$10.94617	$91,954	5.29%	0.00%	to	0.90%	2.37%	to	3.28%
December 31, 2004	44,853	$1.24831	to	$10.59867	$91,525	4.45%	0.10%	to	0.90%	4.66%	to	5.59%
December 31, 2003	42,294	$1.18525	to	$2.68559	$85,572	3.96%	0.20%	to	0.90%	6.52%	to	7.26%
	Prudential Equity Portfolio
December 31, 2007	37,025	$1.36594	to	$15.60349	$68,386	1.08%	0.00%	to	0.90%	8.34%	to	9.32%
December 31, 2006	37,183	$1.26076	to	$14.27258	$64,825	1.01%	0.00%	to	0.90%	11.57%	to	12.57%
December 31, 2005	44,549	$1.13004	to	$12.67894	$74,885	1.04%	0.00%	to	0.90%	10.48%	to	11.47%
December 31, 2004	38,699	$1.02288	to	$11.37408	$61,150	1.30%	0.10%	to	0.90%	8.95%	to	9.93%
December 31, 2003	34,244	$0.93887	to	$3.55677	$53,650	1.04%	0.20%	to	0.90%	30.48%	to	31.39%
	Prudential Flexible Managed Portfolio
December 31, 2007	3,210	$1.30579	to	$3.85621	$4,690	2.40%	0.20%	to	0.90%	5.41%	to	6.15%
December 31, 2006	3,208	$1.23882	to	$3.64750	$4,506	2.05%	0.20%	to	0.90%	11.17%	to	11.94%
December 31, 2005	3,345	$1.11430	to	$3.27131	$4,257	1.82%	0.20%	to	0.90%	3.23%	to	3.95%
December 31, 2004	3,030	$1.07944	to	$3.15950	$3,775	1.36%	0.20%	to	0.90%	9.75%	to	10.52%
December 31, 2003	2,677	$0.98351	to	$2.87015	$3,133	2.17%	0.20%	to	0.90%	22.65%	to	23.50%

A70

Note 6: Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest			Total Return*** Lowest – Highest
	Prudential Conservative Balanced Portfolio
December 31, 2007	13,125	$1.29912	to	$3.39077	$35,693	2.86%	0.20%	to	0.90%	5.17%	to	5.91%
December 31, 2006	16,371	$1.23522	to	$3.21437	$40,521	2.87%	0.20%	to	0.90%	9.45%	to	10.22%
December 31, 2005	22,181	$1.12857	to	$2.92821	$49,126	2.45%	0.20%	to	0.90%	2.51%	to	3.23%
December 31, 2004	25,515	$1.10095	to	$2.84799	$58,336	1.99%	0.20%	to	0.90%	7.07%	to	7.82%
December 31, 2003	27,883	$1.02824	to	$2.65191	$60,042	2.53%	0.20%	to	0.90%	17.70%	to	18.52%
	Prudential High Yield Bond Portfolio
December 31, 2007	6,530	$1.31459	to	$13.02717	$9,764	7.16%	0.00%	to	0.90%	1.69%	to	2.62%
December 31, 2006	6,078	$1.28200	to	$12.69428	$8,962	7.85%	0.00%	to	0.90%	9.30%	to	10.25%
December 31, 2005	6,877	$1.16361	to	$11.51387	$9,285	6.96%	0.00%	to	0.90%	2.51%	to	3.41%
December 31, 2004	6,416	$1.25182	to	$11.13367	$8,313	7.51%	0.10%	to	0.90%	9.31%	to	10.29%
December 31, 2003	5,186	$1.14520	to	$2.56656	$6,140	8.51%	0.20%	to	0.90%	23.90%	to	24.78%
	Prudential Stock Index Portfolio
December 31, 2007	110,391	$1.06764	to	$14.52015	$207,464	1.64%	0.00%	to	0.90%	4.16%	to	5.10%
December 31, 2006	107,743	$1.02498	to	$13.81575	$200,140	1.59%	0.00%	to	0.90%	14.52%	to	15.54%
December 31, 2005	128,179	$0.89500	to	$11.95707	$208,637	1.54%	0.00%	to	0.90%	3.60%	to	4.54%
December 31, 2004	126,516	$0.86390	to	$11.43827	$201,938	1.68%	0.10%	to	0.90%	9.47%	to	10.45%
December 31, 2003	113,050	$0.78920	to	$3.79474	$173,410	1.57%	0.20%	to	0.90%	27.05%	to	27.93%
	Prudential Value Portfolio
December 31, 2007	7,411	$1.83802	to	$6.28234	$19,178	1.41%	0.20%	to	0.90%	2.26%	to	2.98%
December 31, 2006	7,174	$1.79732	to	$6.12496	$18,547	1.51%	0.20%	to	0.90%	18.87%	to	19.70%
December 31, 2005	6,521	$1.51204	to	$5.13732	$14,570	1.21%	0.20%	to	0.90%	15.62%	to	16.43%
December 31, 2004	7,805	$1.30775	to	$4.43004	$14,287	1.44%	0.20%	to	0.90%	15.28%	to	16.08%
December 31, 2003	7,048	$1.13442	to	$3.83161	$11,328	1.68%	0.20%	to	0.90%	26.93%	to	27.80%
	Prudential Natural Resources Portfolio
December 31, 2007	371	$16.29431	to	$16.29431	$6,052	0.58%	0.60%	to	0.60%	47.41%	to	47.41%
December 31, 2006	376	$11.05400	to	$11.05400	$4,155	1.92%	0.60%	to	0.60%	21.47%	to	21.47%
December 31, 2005	378	$9.10035	to	$9.10035	$3,440	0.00%	0.60%	to	0.60%	54.98%	to	54.98%
December 31, 2004	387	$5.87186	to	$5.87186	$2,274	3.50%	0.60%	to	0.60%	24.43%	to	24.43%
December 31, 2003	445	$4.71906	to	$4.71906	$2,102	4.42%	0.60%	to	0.60%	38.17%	to	38.17%
	Prudential Global Portfolio
December 31, 2007	14,239	$1.08699	to	$17.53064	$21,965	1.15%	0.00%	to	0.90%	9.48%	to	10.48%
December 31, 2006	13,093	$0.99282	to	$15.86794	$18,280	0.69%	0.00%	to	0.90%	18.59%	to	19.65%
December 31, 2005	14,793	$0.83720	to	$13.26217	$17,160	0.57%	0.00%	to	0.90%	15.03%	to	16.06%
December 31, 2004	14,272	$0.72784	to	$11.42679	$14,321	0.95%	0.10%	to	0.90%	8.61%	to	9.59%
December 31, 2003	12,073	$0.67013	to	$1.72057	$11,188	0.34%	0.20%	to	0.90%	32.87%	to	33.79%
	Prudential Government Income Portfolio
December 31, 2007	24,252	$2.99010	to	$2.99010	$72,515	4.45%	0.60%	to	0.60%	5.06%	to	5.06%
December 31, 2006	24,963	$2.84605	to	$2.84605	$71,046	4.89%	0.60%	to	0.60%	3.12%	to	3.12%
December 31, 2005	25,076	$2.75997	to	$2.75997	$69,209	4.55%	0.60%	to	0.60%	1.91%	to	1.91%
December 31, 2004	28,243	$2.70837	to	$2.70837	$76,492	3.78%	0.60%	to	0.60%	2.51%	to	2.51%
December 31, 2003	28,452	$2.64198	to	$2.64198	$75,169	3.81%	0.60%	to	0.60%	1.85%	to	1.85%
	Prudential Jennison Portfolio
December 31, 2007	47,025	$0.79060	to	$14.79607	$52,956	0.30%	0.00%	to	0.90%	11.00%	to	12.00%
December 31, 2006	49,111	$0.71228	to	$13.21079	$48,749	0.31%	0.00%	to	0.90%	0.89%	to	1.79%
December 31, 2005	48,384	$0.70598	to	$12.97872	$46,419	0.11%	0.00%	to	0.90%	13.53%	to	14.55%
December 31, 2004	43,862	$0.62184	to	$11.32981	$36,566	0.51%	0.10%	to	0.90%	8.67%	to	9.63%
December 31, 2003	36,810	$0.57225	to	$2.13262	$27,919	0.30%	0.20%	to	0.90%	29.09%	to	30.02%

A71

Note 6: Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest			Total Return*** Lowest – Highest
	Prudential Small Capitalization Stock Portfolio
December 31, 2007	6,884	$3.89928	to	$3.89928	$26,844	0.58%	0.60%	to	0.60%	–1.13%	to	–1.13%
December 31, 2006	7,275	$3.94365	to	$3.94365	$28,692	0.60%	0.60%	to	0.60%	13.99%	to	13.99%
December 31, 2005	7,321	$3.45969	to	$3.45969	$25,328	0.62%	0.60%	to	0.60%	6.62%	to	6.62%
December 31, 2004	7,256	$3.24476	to	$3.24476	$23,544	0.60%	0.60%	to	0.60%	21.31%	to	21.31%
December 31, 2003	7,347	$2.67470	to	$2.67470	$19,652	0.49%	0.60%	to	0.60%	37.44%	to	37.44%
	T. Rowe Price International Stock Portfolio
December 31, 2007	5,913	$1.20458	to	$1.50742	$8,200	1.27%	0.20%	to	0.90%	12.02%	to	12.81%
December 31, 2006	6,606	$1.07531	to	$1.34163	$8,126	1.14%	0.20%	to	0.90%	18.01%	to	18.87%
December 31, 2005	7,624	$0.91120	to	$1.13330	$7,877	1.68%	0.20%	to	0.90%	15.00%	to	15.80%
December 31, 2004	7,022	$0.79238	to	$0.98259	$6,240	1.16%	0.20%	to	0.90%	12.75%	to	13.54%
December 31, 2003	6,772	$0.70277	to	$0.86881	$5,306	1.35%	0.20%	to	0.90%	29.35%	to	30.35%
	Janus Aspen Large Cap Growth Portfolio — Institutional Shares
December 31, 2007	7,733	$0.80064	to	$1.06662	$7,078	0.73%	0.20%	to	0.90%	14.06%	to	14.87%
December 31, 2006	5,987	$0.70196	to	$0.93243	$4,793	0.47%	0.20%	to	0.90%	10.38%	to	11.17%
December 31, 2005	7,562	$0.63595	to	$0.84218	$5,588	0.34%	0.20%	to	0.90%	3.37%	to	4.08%
December 31, 2004	8,095	$0.61523	to	$0.81247	$5,805	0.15%	0.20%	to	0.90%	3.60%	to	4.30%
December 31, 2003	7,779	$0.59388	to	$0.78202	$5,383	0.10%	0.20%	to	0.90%	30.56%	to	31.47%
	MFS Emerging Growth Series
December 31, 2007	2,964	$0.71912	to	$1.16675	$2,440	0.00%	0.20%	to	0.90%	20.08%	to	20.92%
December 31, 2006	3,002	$0.59884	to	$0.96872	$2,046	0.00%	0.20%	to	0.90%	6.94%	to	7.68%
December 31, 2005	5,485	$0.55996	to	$0.90322	$3,844	0.00%	0.20%	to	0.90%	8.21%	to	9.02%
December 31, 2004	6,855	$0.51747	to	$0.83212	$4,508	0.00%	0.20%	to	0.90%	11.94%	to	12.73%
December 31, 2003	6,796	$0.46227	to	$0.74102	$3,919	0.00%	0.20%	to	0.90%	29.04%	to	29.96%
	American Century VP Value Fund
December 31, 2007	6,191	$1.70819	to	$1.93919	$11,146	1.51%	0.20%	to	0.90%	–5.99%	to	–5.33%
December 31, 2006	5,924	$1.81151	to	$2.06277	$11,300	1.40%	0.20%	to	0.90%	17.60%	to	18.42%
December 31, 2005	6,834	$1.53595	to	$1.75405	$11,078	0.86%	0.20%	to	0.90%	4.11%	to	4.83%
December 31, 2004	6,079	$1.47095	to	$1.68484	$9,458	0.96%	0.20%	to	0.90%	13.31%	to	14.10%
December 31, 2003	6,698	$1.29419	to	$1.48693	$9,121	0.99%	0.20%	to	0.90%	27.81%	to	28.71%
	Franklin Small-Mid Cap Growth Securities Fund
December 31, 2007	5,022	$0.93693	to	$0.96014	$4,776	0.00%	0.20%	to	0.90%	10.25%	to	11.02%
December 31, 2006	5,953	$0.84981	to	$0.86481	$5,118	0.00%	0.20%	to	0.90%	7.72%	to	8.46%
December 31, 2005	8,855	$0.78887	to	$0.79733	$7,043	0.00%	0.20%	to	0.90%	3.86%	to	4.58%
December 31, 2004	12,067	$0.75958	to	$0.76243	$9,194	0.00%	0.20%	to	0.90%	10.47%	to	11.25%
December 31, 2003	10,828	$0.68532	to	$0.68757	$7,425	0.00%	0.20%	to	0.90%	36.00%	to	36.97%
	American Century VP Income & Growth Fund
December 31, 2007	1,442	$1.25061	to	$1.25061	$1,803	2.11%	0.20%	to	0.20%	–0.28%	to	–0.28%
December 31, 2006	1,366	$1.25409	to	$1.25409	$1,713	1.76%	0.20%	to	0.20%	16.86%	to	16.86%
December 31, 2005	1,232	$1.07320	to	$1.07320	$1,322	2.40%	0.20%	to	0.20%	4.41%	to	4.41%
December 31, 2004	3,080	$1.02791	to	$1.02791	$3,165	1.47%	0.20%	to	0.20%	12.76%	to	12.76%
December 31, 2003	2,754	$0.91160	to	$0.91160	$2,511	1.24%	0.20%	to	0.20%	29.09%	to	29.09%
	Prudential SP T.Rowe Price Large-Cap Growth Portfolio
December 31, 2007	10,837	$0.92724	to	$14.58662	$12,377	0.25%	0.00%	to	0.90%	7.23%	to	8.21%
December 31, 2006	10,297	$0.85859	to	$13.47996	$10,968	0.00%	0.00%	to	0.90%	4.97%	to	5.91%
December 31, 2005	9,206	$0.81223	to	$12.72743	$9,170	0.00%	0.00%	to	0.90%	15.46%	to	16.49%
December 31, 2004	10,312	$0.69854	to	$10.92574	$8,259	0.00%	0.10%	to	0.90%	5.16%	to	6.10%
December 31, 2003	8,918	$0.65971	to	$0.80974	$6,538	0.00%	0.20%	to	0.90%	22.76%	to	23.68%

A72

Note 6: Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest			Total Return*** Lowest – Highest
	Prudential SP Davis Value Portfolio
December 31, 2007	29,581	$1.46785	to	$15.32495	$45,674	0.80%	0.00%	to	0.90%	3.65%	to	4.58%
December 31, 2006	30,460	$1.40487	to	$14.65332	$44,755	0.75%	0.00%	to	0.90%	14.00%	to	15.02%
December 31, 2005	26,836	$1.22267	to	$12.73961	$34,153	0.85%	0.00%	to	0.90%	8.54%	to	9.52%
December 31, 2004	23,360	$1.14376	to	$11.63249	$27,127	0.40%	0.10%	to	0.90%	11.51%	to	12.53%
December 31, 2003	18,726	$1.01900	to	$1.03934	$19,143	0.48%	0.20%	to	0.90%	28.25%	to	29.16%
	Dreyfus MidCap Stock Portfolio
December 31, 2007	348	$1.47108	to	$1.47108	$512	0.40%	0.20%	to	0.20%	1.29%	to	1.29%
December 31, 2006	311	$1.45229	to	$1.45229	$452	0.88%	0.20%	to	0.20%	7.53%	to	7.53%
December 31, 2005	2,547	$1.35061	to	$1.35061	$3,439	0.02%	0.20%	to	0.20%	8.95%	to	8.95%
December 31, 2004	1,884	$1.23963	to	$1.23963	$2,335	0.46%	0.20%	to	0.20%	14.24%	to	14.24%
December 31, 2003	1,295	$1.08507	to	$1.08507	$1,406	0.34%	0.20%	to	0.20%	31.45%	to	31.45%
	Dreyfus Developing Leaders Portfolio
December 31, 2007	7,529	$0.58521	to	$0.58521	$4,406	0.65%	0.20%	to	0.20%	–11.23%	to	–11.23%
December 31, 2006	3,852	$0.65922	to	$0.65922	$2,539	0.56%	0.20%	to	0.20%	3.57%	to	3.57%
December 31, 2005	6,876	$0.63649	to	$0.63649	$4,377	0.00%	0.20%	to	0.20%	5.60%	to	5.60%
December 31, 2004	6,019	$0.60273	to	$0.60273	$3,628	0.20%	0.20%	to	0.20%	11.13%	to	11.13%
December 31, 2003	5,247	$0.54236	to	$0.54236	$2,846	0.03%	0.20%	to	0.20%	31.43%	to	31.43%
	Prudential SP Small Cap Value Portfolio
December 31, 2007	24,587	$1.42297	to	$13.87037	$39,943	0.81%	0.00%	to	0.90%	–4.49%	to	–3.63%
December 31, 2006	22,004	$1.47770	to	$14.39211	$37,000	0.50%	0.00%	to	0.90%	13.58%	to	14.60%
December 31, 2005	19,662	$1.29067	to	$12.55835	$29,147	0.49%	0.00%	to	0.90%	3.68%	to	4.61%
December 31, 2004	16,698	$1.29903	to	$1.59242	$23,917	0.17%	0.10%	to	0.90%	19.61%	to	20.44%
December 31, 2003	12,812	$1.08604	to	$1.32220	$15,299	0.03%	0.20%	to	0.90%	31.92%	to	32.85%
	Goldman Sachs Structured Small Cap Equity Fund
December 31, 2007	1,164	$1.44802	to	$1.44802	$1,685	0.37%	0.20%	to	0.20%	–16.65%	to	–16.65%
December 31, 2006	1,126	$1.73735	to	$1.73735	$1,956	0.56%	0.20%	to	0.20%	12.05%	to	12.05%
December 31, 2005	1,559	$1.55056	to	$1.55056	$2,417	0.24%	0.20%	to	0.20%	5.86%	to	5.86%
December 31, 2004	1,418	$1.46475	to	$1.46475	$2,077	0.20%	0.20%	to	0.20%	16.09%	to	16.09%
December 31, 2003	1,214	$1.26173	to	$1.26173	$1,532	0.27%	0.20%	to	0.20%	45.72%	to	45.72%
	AIM V.I. Utilities Fund
December 31, 2007	45	$1.31532	to	$1.31532	$59	2.15%	0.20%	to	0.20%	20.40%	to	20.40%
December 31, 2006	37	$1.09243	to	$1.09243	$41	0.56%	0.20%	to	0.20%	25.21%	to	25.21%
December 31, 2005	708	$0.87246	to	$0.87246	$618	4.38%	0.20%	to	0.20%	16.61%	to	16.61%
December 31, 2004	15	$0.74819	to	$0.74819	$12	1.72%	0.20%	to	0.20%	23.32%	to	23.32%
December 31, 2003	5	$0.60669	to	$0.60669	$3	1.26%	0.20%	to	0.20%	17.23%	to	17.23%
	AIM V.I. Technology Fund
December 31, 2007	2,088	$0.33374	to	$0.33374	$697	0.00%	0.20%	to	0.20%	7.47%	to	7.47%
December 31, 2006	1,869	$0.31056	to	$0.31056	$580	0.00%	0.20%	to	0.20%	10.24%	to	10.24%
December 31, 2005	1,937	$0.28171	to	$0.28171	$546	0.00%	0.20%	to	0.20%	2.01%	to	2.01%
December 31, 2004	2,810	$0.27617	to	$0.27617	$776	0.00%	0.20%	to	0.20%	4.43%	to	4.43%
December 31, 2003	1,506	$0.26445	to	$0.26445	$398	0.00%	0.20%	to	0.20%	45.01%	to	45.01%
	Prudential SP Small-Cap Growth Portfolio
December 31, 2007	7,242	$0.79754	to	$12.32722	$8,418	0.00%	0.00%	to	0.90%	5.41%	to	6.37%
December 31, 2006	6,595	$0.75132	to	$11.58900	$7,069	0.00%	0.00%	to	0.90%	11.39%	to	12.39%
December 31, 2005	5,892	$0.66950	to	$10.31158	$5,518	0.00%	0.00%	to	0.90%	1.56%	to	2.48%
December 31, 2004	4,799	$0.65467	to	$10.06229	$4,314	0.00%	0.10%	to	0.90%	–1.80%	to	–0.92%
December 31, 2003	3,542	$0.66197	to	$0.91323	$3,194	0.00%	0.20%	to	0.90%	33.51%	to	34.44%

A73

Note 6: Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest			Total Return*** Lowest – Highest
	Janus Aspen Mid-Cap Growth Portfolio — Service Shares
December 31, 2007	3,297	$0.82079	to	$0.82079	$2,706	0.07%	0.20%	to	0.20%	21.49%	to	21.49%
December 31, 2006	1,779	$0.67559	to	$0.67559	$1,202	0.00%	0.20%	to	0.20%	13.16%	to	13.16%
December 31, 2005	2,285	$0.59703	to	$0.59703	$1,364	0.00%	0.20%	to	0.20%	11.81%	to	11.81%
December 31, 2004	6,518	$0.53397	to	$0.53397	$3,480	0.00%	0.20%	to	0.20%	20.23%	to	20.23%
December 31, 2003	4,329	$0.44411	to	$0.44411	$1,922	0.00%	0.20%	to	0.20%	34.49%	to	34.49%
	Janus Aspen Balanced Portfolio — Service Shares
December 31, 2007	16,340	$1.39522	to	$1.39522	$22,798	2.28%	0.20%	to	0.20%	10.06%	to	10.06%
December 31, 2006	17,141	$1.26765	to	$1.26765	$21,729	1.87%	0.20%	to	0.20%	10.19%	to	10.19%
December 31, 2005	19,794	$1.15042	to	$1.15042	$22,772	2.11%	0.20%	to	0.20%	7.45%	to	7.45%
December 31, 2004	19,744	$1.07066	to	$1.07066	$21,139	2.72%	0.20%	to	0.20%	8.08%	to	8.08%
December 31, 2003	14,816	$0.99058	to	$0.99058	$14,676	1.96%	0.20%	to	0.20%	13.49%	to	13.49%
	Oppenheimer Midcap Fund/VA
December 31, 2007	2,976	$0.70743	to	$0.70743	$2,106	0.00%	0.20%	to	0.20%	5.83%	to	5.83%
December 31, 2006	4,252	$0.66843	to	$0.66843	$2,842	0.00%	0.20%	to	0.20%	2.49%	to	2.49%
December 31, 2005	2,067	$0.65220	to	$0.65220	$1,348	0.00%	0.20%	to	0.20%	11.76%	to	11.76%
December 31, 2004	1,730	$0.58355	to	$0.58355	$1,010	0.00%	0.20%	to	0.20%	19.19%	to	19.19%
December 31, 2003	1,211	$0.48959	to	$0.48959	$593	0.00%	0.20%	to	0.20%	25.18%	to	25.18%
	Prudential SP PIMCO Total Return Portfolio
December 31, 2007	30,292	$1.22572	to	$12.25435	$45,393	4.36%	0.00%	to	0.90%	8.46%	to	9.44%
December 31, 2006	30,333	$1.12112	to	$11.19702	$41,590	4.25%	0.00%	to	0.90%	2.76%	to	3.68%
December 31, 2005	32,938	$1.08232	to	$10.79983	$43,675	4.68%	0.00%	to	0.90%	1.48%	to	2.39%
December 31, 2004	30,948	$1.21784	to	$10.54770	$40,504	1.95%	0.10%	to	0.90%	4.33%	to	5.28%
December 31, 2003	27,144	$1.16728	to	$1.29466	$34,078	2.46%	0.20%	to	0.90%	4.91%	to	5.65%
	Prudential SP PIMCO High Yield Portfolio
December 31, 2007	6,006	$1.32230	to	$13.04626	$9,366	7.11%	0.00%	to	0.90%	2.85%	to	3.80%
December 31, 2006	5,556	$1.27493	to	$12.56887	$8,399	7.37%	0.00%	to	0.90%	8.55%	to	9.51%
December 31, 2005	6,203	$1.16538	to	$11.47762	$8,697	6.64%	0.00%	to	0.90%	3.12%	to	4.03%
December 31, 2004	4,685	$1.32262	to	$11.03289	$6,390	6.61%	0.10%	to	0.90%	8.36%	to	9.32%
December 31, 2003	5,303	$1.22063	to	$1.29355	$6,621	6.63%	0.20%	to	0.90%	21.32%	to	22.16%
	Janus Aspen Large Cap Growth Portfolio — Service Shares
December 31, 2007	2,420	$1.16670	to	$1.16670	$2,824	0.60%	0.25%	to	0.25%	14.52%	to	14.52%
December 31, 2006	2,142	$1.01876	to	$1.01876	$2,183	0.28%	0.25%	to	0.25%	10.86%	to	10.86%
December 31, 2005	2,099	$0.91896	to	$0.91896	$1,929	0.13%	0.25%	to	0.25%	3.76%	to	3.76%
December 31, 2004	1,781	$0.88566	to	$0.88566	$1,577	0.00%	0.25%	to	0.25%	3.94%	to	3.94%
December 31, 2003	1,232	$0.85205	to	$0.85205	$1,050	0.00%	0.25%	to	0.25%	31.16%	to	31.16%
	Prudential SP Large Cap Value Portfolio
December 31, 2007	10,508	$1.37863	to	$14.30708	$15,227	1.69%	0.00%	to	0.90%	–3.70%	to	–2.83%
December 31, 2006	9,636	$1.43161	to	$14.72307	$14,388	1.18%	0.00%	to	0.90%	17.42%	to	18.47%
December 31, 2005	8,468	$1.21922	to	$12.42748	$10,689	0.74%	0.00%	to	0.90%	5.70%	to	6.64%
December 31, 2004	6,476	$1.15350	to	$1.25106	$7,637	0.73%	0.10%	to	0.90%	16.70%	to	17.51%
December 31, 2003	4,702	$0.98843	to	$1.06462	$4,718	0.00%	0.20%	to	0.90%	25.64%	to	26.51%
	Prudential SP AIM Core Equity Portfolio
December 31, 2007	3,790	$1.29899	to	$14.71906	$5,170	1.21%	0.00%	to	0.90%	6.86%	to	7.82%
December 31, 2006	3,267	$1.21560	to	$13.65105	$4,125	0.84%	0.00%	to	0.90%	15.01%	to	16.05%
December 31, 2005	2,672	$1.05693	to	$1.13227	$2,910	0.89%	0.10%	to	0.90%	3.71%	to	4.52%
December 31, 2004	1,960	$1.01915	to	$11.24299	$2,044	0.45%	0.10%	to	0.90%	7.83%	to	8.79%
December 31, 2003	1,406	$0.94517	to	$0.95989	$1,350	0.30%	0.25%	to	0.90%	22.59%	to	23.38%

A74

Note 6: Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest			Total Return*** Lowest – Highest
	Prudential SP Strategic Partners Focused Growth Portfolio
December 31, 2007	2,968	$1.20358	to	$15.10168	$3,866	0.00%	0.00%	to	0.90%	14.21%	to	15.24%
December 31, 2006	3,007	$1.05384	to	$13.10433	$3,389	0.00%	0.00%	to	0.90%	–1.55%	to	–0.66%
December 31, 2005	2,656	$1.07038	to	$13.19148	$2,986	0.00%	0.00%	to	0.90%	14.12%	to	15.14%
December 31, 2004	1,917	$0.93791	to	$11.45666	$1,848	0.00%	0.10%	to	0.90%	9.62%	to	10.58%
December 31, 2003	988	$0.85560	to	$0.86896	$858	0.00%	0.25%	to	0.90%	24.72%	to	25.52%
	Prudential SP Mid Cap Growth Portfolio
December 31, 2007	18,776	$0.93041	to	$14.80357	$18,748	0.23%	0.00%	to	0.90%	15.16%	to	16.21%
December 31, 2006	17,780	$0.80266	to	$12.73876	$15,138	0.00%	0.00%	to	0.90%	–2.81%	to	–1.94%
December 31, 2005	16,522	$0.82065	to	$12.99106	$14,152	0.00%	0.00%	to	0.90%	4.33%	to	5.26%
December 31, 2004	9,616	$0.78166	to	$12.34238	$7,709	0.00%	0.10%	to	0.90%	18.48%	to	19.55%
December 31, 2003	7,313	$0.65537	to	$0.96166	$4,808	0.00%	0.20%	to	0.90%	38.86%	to	39.86%
	SP Prudential U.S. Emerging Growth Portfolio
December 31, 2007	16,817	$1.55088	to	$18.66589	$27,087	0.34%	0.00%	to	0.90%	15.76%	to	16.82%
December 31, 2006	15,876	$1.33323	to	$15.97896	$21,901	0.00%	0.00%	to	0.90%	8.61%	to	9.59%
December 31, 2005	13,420	$1.21970	to	$14.58109	$16,697	0.00%	0.00%	to	0.90%	16.72%	to	17.77%
December 31, 2004	8,888	$1.03828	to	$12.38071	$9,346	0.00%	0.10%	to	0.90%	20.31%	to	21.39%
December 31, 2003	6,238	$0.85748	to	$0.87838	$5,357	0.00%	0.25%	to	0.90%	40.82%	to	41.72%
	Prudential SP Conservative Asset Allocation Portfolio
December 31, 2007	7,094	$1.38852	to	$13.88049	$10,605	3.12%	0.00%	to	0.90%	8.41%	to	9.39%
December 31, 2006	6,214	$1.27058	to	$12.68916	$8,548	3.32%	0.00%	to	0.90%	7.72%	to	8.67%
December 31, 2005	5,790	$1.16989	to	$11.67693	$7,614	1.29%	0.00%	to	0.90%	4.97%	to	5.91%
December 31, 2004	4,690	$1.16226	to	$11.02585	$5,713	1.29%	0.10%	to	0.90%	7.92%	to	8.89%
December 31, 2003	3,680	$1.07699	to	$1.10200	$4,016	1.29%	0.20%	to	0.90%	15.45%	to	16.25%
	Prudential SP Balanced Asset Allocation Portfolio
December 31, 2007	35,350	$1.46167	to	$14.75899	$53,253	2.45%	0.00%	to	0.90%	8.37%	to	9.35%
December 31, 2006	29,278	$1.34175	to	$13.49688	$40,490	2.36%	0.00%	to	0.90%	9.71%	to	10.69%
December 31, 2005	24,001	$1.21353	to	$12.19356	$30,116	0.88%	0.00%	to	0.90%	6.64%	to	7.60%
December 31, 2004	17,279	$1.15290	to	$11.33193	$20,301	0.75%	0.10%	to	0.90%	10.09%	to	11.09%
December 31, 2003	10,904	$1.04724	to	$1.10143	$11,591	0.84%	0.20%	to	0.90%	21.78%	to	22.62%
	Prudential SP Growth Asset Allocation Portfolio
December 31, 2007	58,676	$1.47484	to	$15.64015	$90,584	1.68%	0.00%	to	0.90%	8.26%	to	9.23%
December 31, 2006	47,121	$1.36237	to	$14.31851	$66,683	1.66%	0.00%	to	0.90%	11.89%	to	12.88%
December 31, 2005	34,936	$1.21764	to	$12.68422	$43,777	0.57%	0.00%	to	0.90%	8.27%	to	9.24%
December 31, 2004	23,746	$1.12461	to	$11.61172	$27,303	0.37%	0.10%	to	0.90%	12.04%	to	13.05%
December 31, 2003	12,142	$1.00377	to	$1.08904	$12,377	0.48%	0.20%	to	0.90%	27.14%	to	28.02%
	Prudential SP Aggressive Growth Asset Allocation Portfolio
December 31, 2007	20,763	$1.45708	to	$16.32142	$32,380	1.07%	0.00%	to	0.90%	8.22%	to	9.20%
December 31, 2006	15,878	$1.34635	to	$1.53196	$22,552	1.66%	0.00%	to	0.90%	13.26%	to	14.17%
December 31, 2005	11,372	$1.18874	to	$1.34325	$14,089	0.15%	0.10%	to	0.90%	9.49%	to	10.37%
December 31, 2004	7,028	$1.08568	to	$11.83854	$7,826	0.05%	0.10%	to	0.90%	13.73%	to	14.76%
December 31, 2003	2,742	$0.95462	to	$1.06372	$2,660	0.03%	0.20%	to	0.90%	31.58%	to	32.51%
	Janus Aspen International Growth Portfolio — Service Shares
December 31, 2007	3,372	$1.98444	to	$1.98444	$6,692	0.48%	0.20%	to	0.20%	27.76%	to	27.76%
December 31, 2006	5,167	$1.55321	to	$1.55321	$8,026	1.79%	0.20%	to	0.20%	46.33%	to	46.33%
December 31, 2005	5,291	$1.06141	to	$1.06141	$5,616	1.06%	0.20%	to	0.20%	31.67%	to	31.67%
December 31, 2004	6,571	$0.80610	to	$0.80610	$5,297	0.92%	0.20%	to	0.20%	18.45%	to	18.45%
December 31, 2003	5,257	$0.68052	to	$0.68052	$3,577	1.01%	0.20%	to	0.20%	34.26%	to	34.26%

A75

Note 6: Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest			Total Return*** Lowest – Highest
	Prudential SP International Growth Portfolio
December 31, 2007	8,455	$1.80456	to	$20.49745	$17,081	0.78%	0.00%	to	0.90%	18.48%	to	19.55%
December 31, 2006	7,142	$1.52315	to	$17.14606	$11,967	1.60%	0.00%	to	0.90%	19.98%	to	21.05%
December 31, 2005	5,436	$1.26952	to	$14.16477	$7,257	0.55%	0.00%	to	0.90%	15.34%	to	16.39%
December 31, 2004	3,917	$1.10066	to	$12.17058	$4,483	0.17%	0.10%	to	0.90%	15.51%	to	16.54%
December 31, 2003	2,080	$0.95286	to	$0.96758	$2,010	0.00%	0.25%	to	0.90%	38.33%	to	39.23%
	Prudential SP International Value Portfolio
December 31, 2007	17,967	$1.74645	to	$20.98673	$33,931	2.47%	0.00%	to	0.90%	17.03%	to	18.08%
December 31, 2006	13,644	$1.48271	to	$17.77266	$21,356	1.35%	0.00%	to	0.90%	27.95%	to	29.09%
December 31, 2005	11,301	$1.15143	to	$1.37811	$13,284	0.40%	0.10%	to	0.90%	12.75%	to	13.67%
December 31, 2004	9,887	$1.01469	to	$12.10092	$10,125	0.45%	0.10%	to	0.90%	14.77%	to	15.80%
December 31, 2003	8,029	$0.87846	to	$1.05026	$7,099	0.76%	0.25%	to	0.90%	26.23%	to	27.14%
	M Financial Turner Core Growth Fund (became available December 15, 2003)
December 31, 2007	93	$17.41443	to	$17.41443	$1,611	0.40%	0.00%	to	0.00%	22.43%	to	22.43%
December 31, 2006	85	$14.22394	to	$14.22394	$1,204	0.80%	0.00%	to	0.00%	8.52%	to	8.52%
December 31, 2005	47	$13.10724	to	$13.10724	$611	0.59%	0.00%	to	0.00%	13.92%	to	13.92%
December 31, 2004	19	$11.50611	to	$11.50611	$219	0.51%	0.00%	to	0.00%	11.19%	to	11.19%
	M Financial Frontier Capital Appreciation Fund (became available December 15, 2003)
December 31, 2007	76	$16.93924	to	$16.93924	$1,289	0.00%	0.00%	to	0.00%	11.92%	to	11.92%
December 31, 2006	70	$15.13547	to	$15.13547	$1,064	0.00%	0.00%	to	0.00%	16.35%	to	16.35%
December 31, 2005	43	$13.00911	to	$13.00911	$558	0.00%	0.00%	to	0.00%	15.13%	to	15.13%
December 31, 2004	31	$11.29972	to	$11.29972	$348	0.00%	0.00%	to	0.00%	9.33%	to	9.33%
	M Financial Brandes International Equity Fund (became available December 15, 2003)
December 31, 2007	126	$19.69030	to	$19.69030	$2,483	2.15%	0.00%	to	0.00%	8.01%	to	8.01%
December 31, 2006	122	$18.23050	to	$18.23050	$2,231	1.70%	0.00%	to	0.00%	26.78%	to	26.78%
December 31, 2005	77	$14.37951	to	$14.37951	$1,101	1.75%	0.00%	to	0.00%	10.55%	to	10.55%
December 31, 2004	50	$13.00731	to	$13.00731	$651	2.55%	0.00%	to	0.00%	24.00%	to	24.00%
	M Financial Business Opportunity Value Fund (became available December 15, 2003)
December 31, 2007	18	$16.54237	to	$16.54237	$295	0.64%	0.00%	to	0.00%	5.44%	to	5.44%
December 31, 2006	29	$15.68894	to	$15.68894	$462	0.66%	0.00%	to	0.00%	13.89%	to	13.89%
December 31, 2005	20	$13.77563	to	$13.77563	$279	0.67%	0.00%	to	0.00%	7.81%	to	7.81%
December 31, 2004	18	$12.77809	to	$12.77809	$228	1.24%	0.00%	to	0.00%	22.60%	to	22.60%
	ProFund VP Asia 30 Fund
December 31, 2007	4	$4.08506	to	$4.08506	$16	0.10%	0.25%	to	0.25%	47.37%	to	47.37%
December 31, 2006	0	$2.77195	to	$2.77195	$0	0.00%	0.25%	to	0.25%	38.94%	to	38.94%
December 31, 2005	0	$1.99507	to	$1.99507	$0	1.20%	0.25%	to	0.25%	19.21%	to	19.21%
December 31, 2004	0	$1.67351	to	$1.67351	$0	0.00%	0.25%	to	0.25%	–0.79%	to	–0.79%
December 31, 2003	6	$1.68678	to	$1.68678	$11	0.10%	0.25%	to	0.25%	64.51%	to	64.51%
	ProFund VP Banks Fund (became available May 1, 2003)****
December 31, 2007	0	$1.14082	to	$1.14082	$0	0.00%	0.25%	to	0.25%	–27.46%	to	–27.46%
December 31, 2006	0	$1.57260	to	$1.57260	$0	0.00%	0.25%	to	0.25%	15.12%	to	15.12%
December 31, 2005	0	$1.36608	to	$1.36608	$0	0.00%	0.25%	to	0.25%	–0.39%	to	–0.39%
December 31, 2004	0	$1.37148	to	$1.37148	$0	0.00%	0.25%	to	0.25%	11.49%	to	11.49%
December 31, 2003	0	$1.23017	to	$1.23017	$0	0.00%	0.25%	to	0.25%	22.79%	to	22.79%

A76

Note 6: Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest			Total Return*** Lowest – Highest
	ProFund VP Basic Materials Fund
December 31, 2007	15	$2.28765	to	$2.28765	$35	0.47%	0.25%	to	0.25%	30.39%	to	30.39%
December 31, 2006	0	$1.75453	to	$1.75453	$0	3.09%	0.25%	to	0.25%	15.18%	to	15.18%
December 31, 2005	418	$1.52325	to	$1.52325	$637	0.00%	0.25%	to	0.25%	2.18%	to	2.18%
December 31, 2004	0	$1.49070	to	$1.49070	$1	0.06%	0.25%	to	0.25%	9.94%	to	9.94%
December 31, 2003	0	$1.35588	to	$1.35588	$0	0.00%	0.25%	to	0.25%	31.26%	to	31.26%
	ProFund VP Bear Fund
December 31, 2007	9	$0.61905	to	$0.61905	$6	0.28%	0.25%	to	0.25%	0.34%	to	0.34%
December 31, 2006	70	$0.61693	to	$0.61693	$43	0.10%	0.25%	to	0.25%	–7.72%	to	–7.72%
December 31, 2005	13	$0.66855	to	$0.66855	$9	0.00%	0.25%	to	0.25%	–1.61%	to	–1.61%
December 31, 2004	0	$0.67949	to	$0.67949	$0	0.00%	0.25%	to	0.25%	–10.50%	to	–10.50%
December 31, 2003	0	$0.75922	to	$0.75922	$0	0.00%	0.25%	to	0.25%	–24.78%	to	–24.78%
	ProFund VP Biotechnology Fund****
December 31, 2007	0	$1.67093	to	$1.67093	$0	0.00%	0.25%	to	0.25%	–1.40%	to	–1.40%
December 31, 2006	30	$1.69473	to	$1.69473	$51	0.00%	0.25%	to	0.25%	–4.34%	to	–4.34%
December 31, 2005	10	$1.77162	to	$1.77162	$18	0.00%	0.25%	to	0.25%	18.95%	to	18.95%
December 31, 2004	5	$1.48943	to	$1.48943	$7	0.00%	0.25%	to	0.25%	9.45%	to	9.45%
December 31, 2003	0	$1.36083	to	$1.36083	$0	0.00%	0.25%	to	0.25%	39.43%	to	39.43%
	ProFund VP UltraBull Fund
December 31, 2007	9	$2.16524	to	$2.16524	$19	0.64%	0.25%	to	0.25%	0.60%	to	0.60%
December 31, 2006	36	$2.15227	to	$2.15227	$78	0.32%	0.25%	to	0.25%	22.76%	to	22.76%
December 31, 2005	0	$1.75321	to	$1.75321	$0	0.00%	0.25%	to	0.25%	2.36%	to	2.36%
December 31, 2004	102	$1.71282	to	$1.71282	$176	0.00%	0.25%	to	0.25%	16.89%	to	16.89%
December 31, 2003	18	$1.46531	to	$1.46531	$27	0.00%	0.25%	to	0.25%	52.55%	to	52.55%
	ProFund VP Consumer Services Fund****
December 31, 2007	0	$1.23845	to	$1.23845	$0	0.00%	0.25%	to	0.25%	–8.47%	to	–8.47%
December 31, 2006	0	$1.35305	to	$1.35305	$0	0.00%	0.25%	to	0.25%	11.72%	to	11.72%
December 31, 2005	0	$1.21116	to	$1.21116	$0	0.00%	0.25%	to	0.25%	–4.91%	to	–4.91%
December 31, 2004	0	$1.27367	to	$1.27367	$0	0.00%	0.25%	to	0.25%	7.34%	to	7.34%
December 31, 2003	0	$1.18656	to	$1.18656	$0	0.00%	0.25%	to	0.25%	26.48%	to	26.48%
	ProFund VP Consumer Goods Fund****
December 31, 2007	0	$1.49735	to	$1.49735	$1	0.36%	0.25%	to	0.25%	7.33%	to	7.33%
December 31, 2006	0	$1.39508	to	$1.39508	$1	0.00%	0.25%	to	0.25%	12.34%	to	12.34%
December 31, 2005	0	$1.24179	to	$1.24179	$0	0.00%	0.25%	to	0.25%	–0.61%	to	–0.61%
December 31, 2004	0	$1.24945	to	$1.24945	$0	0.00%	0.25%	to	0.25%	8.98%	to	8.98%
	ProFund VP Oil & Gas Fund
December 31, 2007	12	$3.30620	to	$3.30620	$41	0.00%	0.25%	to	0.25%	32.14%	to	32.14%
December 31, 2006	6	$2.50196	to	$2.50196	$15	0.00%	0.25%	to	0.25%	20.32%	to	20.32%
December 31, 2005	0	$2.07934	to	$2.07934	$0	0.00%	0.25%	to	0.25%	30.98%	to	30.98%
December 31, 2004	0	$1.58751	to	$1.58751	$0	0.00%	0.25%	to	0.25%	29.04%	to	29.04%
December 31, 2003	0	$1.23023	to	$1.23023	$0	0.00%	0.25%	to	0.25%	21.96%	to	21.96%
	ProFund VP Europe 30 Fund
December 31, 2007	13	$2.26430	to	$2.26430	$30	1.60%	0.25%	to	0.25%	14.29%	to	14.29%
December 31, 2006	16	$1.98114	to	$1.98114	$31	0.06%	0.25%	to	0.25%	17.21%	to	17.21%
December 31, 2005	17	$1.69022	to	$1.69022	$29	0.19%	0.25%	to	0.25%	7.82%	to	7.82%
December 31, 2004	6	$1.56766	to	$1.56766	$10	0.11%	0.25%	to	0.25%	14.04%	to	14.04%
December 31, 2003	37	$1.37466	to	$1.37466	$51	0.64%	0.25%	to	0.25%	38.37%	to	38.37%

A77

Note 6: Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest			Total Return*** Lowest – Highest
	ProFund VP Financials Fund
December 31, 2007	33	$1.34622	to	$1.34622	$44	1.29%	0.25%	to	0.25%	–19.31%	to	–19.31%
December 31, 2006	30	$1.66848	to	$1.66848	$50	0.41%	0.25%	to	0.25%	17.06%	to	17.06%
December 31, 2005	470	$1.42532	to	$1.42532	$669	0.37%	0.25%	to	0.25%	3.72%	to	3.72%
December 31, 2004	13	$1.37415	to	$1.37415	$19	0.00%	0.25%	to	0.25%	10.07%	to	10.07%
December 31, 2003	0	$1.24846	to	$1.24846	$0	0.00%	0.25%	to	0.25%	28.67%	to	28.67%
	ProFund VP Health Care Fund
December 31, 2007	43	$1.38105	to	$1.38105	$60	0.00%	0.25%	to	0.25%	6.31%	to	6.31%
December 31, 2006	24	$1.29913	to	$1.29913	$31	0.00%	0.25%	to	0.25%	4.99%	to	4.99%
December 31, 2005	20	$1.23740	to	$1.23740	$25	0.00%	0.25%	to	0.25%	5.76%	to	5.76%
December 31, 2004	18	$1.17005	to	$1.17005	$21	0.00%	0.25%	to	0.25%	2.11%	to	2.11%
December 31, 2003	18	$1.14585	to	$1.14585	$20	0.00%	0.25%	to	0.25%	17.14%	to	17.14%
	ProFund VP Industrials Fund (became available May 1, 2003)****
December 31, 2007	0	$1.77458	to	$1.77458	$0	0.00%	0.25%	to	0.25%	11.44%	to	11.44%
December 31, 2006	0	$1.59234	to	$1.59234	$0	0.00%	0.25%	to	0.25%	11.38%	to	11.38%
December 31, 2005	0	$1.42965	to	$1.42965	$0	0.00%	0.25%	to	0.25%	2.18%	to	2.18%
December 31, 2004	0	$1.39919	to	$1.39919	$0	0.00%	0.25%	to	0.25%	12.93%	to	12.93%
	ProFund VP Internet Fund (became available May 1, 2003)****
December 31, 2007	0	$2.06872	to	$2.06872	$1	0.12%	0.25%	to	0.25%	9.91%	to	9.91%
December 31, 2006	0	$1.88222	to	$1.88222	$1	0.00%	0.25%	to	0.25%	1.11%	to	1.11%
December 31, 2005	1	$1.86162	to	$1.86162	$3	0.00%	0.25%	to	0.25%	7.17%	to	7.17%
December 31, 2004	6	$1.73705	to	$1.73705	$10	0.00%	0.25%	to	0.25%	20.96%	to	20.96%
December 31, 2003	0	$1.43607	to	$1.43607	$0	0.00%	0.25%	to	0.25%	42.24%	to	42.24%
	ProFund VP Japan Fund (became available May 1, 2003)
December 31, 2007	5	$2.08851	to	$2.08851	$10	4.59%	0.25%	to	0.25%	–10.22%	to	–10.22%
December 31, 2006	5	$2.32618	to	$2.32618	$12	0.46%	0.25%	to	0.25%	10.54%	to	10.54%
December 31, 2005	31	$2.10431	to	$2.10431	$66	0.00%	0.25%	to	0.25%	41.42%	to	41.42%
December 31, 2004	0	$1.48794	to	$1.48794	$0	0.00%	0.25%	to	0.25%	7.29%	to	7.29%
December 31, 2003	0	$1.38685	to	$1.38685	$0	0.00%	0.25%	to	0.25%	37.79%	to	37.79%
	ProFund VP Mid-Cap Growth Fund****
December 31, 2007	0	$1.77011	to	$1.77011	$1	0.00%	0.25%	to	0.25%	11.47%	to	11.47%
December 31, 2006	2	$1.58804	to	$1.58804	$3	0.00%	0.25%	to	0.25%	3.72%	to	3.72%
December 31, 2005	6	$1.53111	to	$1.53111	$9	0.00%	0.25%	to	0.25%	10.94%	to	10.94%
December 31, 2004	22	$1.38008	to	$1.38008	$30	0.00%	0.25%	to	0.25%	10.81%	to	10.81%
December 31, 2003	10	$1.24547	to	$1.24547	$12	0.00%	0.25%	to	0.25%	27.59%	to	27.59%
	ProFund VP Mid-Cap Value Fund
December 31, 2007	9	$1.91854	to	$1.91854	$17	0.44%	0.25%	to	0.25%	0.72%	to	0.72%
December 31, 2006	10	$1.90489	to	$1.90489	$19	0.01%	0.25%	to	0.25%	12.02%	to	12.02%
December 31, 2005	12	$1.70050	to	$1.70050	$20	0.00%	0.25%	to	0.25%	8.58%	to	8.58%
December 31, 2004	24	$1.56613	to	$1.56613	$37	0.00%	0.25%	to	0.25%	15.67%	to	15.67%
December 31, 2003	27	$1.35397	to	$1.35397	$36	0.00%	0.25%	to	0.25%	35.39%	to	35.39%
	ProFund VP Money Market Fund
December 31, 2007	2,916	$1.08241	to	$1.08241	$3,156	3.69%	0.25%	to	0.25%	3.54%	to	3.54%
December 31, 2006	2,684	$1.04542	to	$1.04542	$2,806	3.57%	0.25%	to	0.25%	3.39%	to	3.39%
December 31, 2005	1,479	$1.01117	to	$1.01117	$1,496	1.80%	0.25%	to	0.25%	1.53%	to	1.53%
December 31, 2004	1,283	$0.99592	to	$0.99592	$1,278	0.06%	0.25%	to	0.25%	–0.23%	to	–0.23%
December 31, 2003	1,466	$0.99820	to	$0.99820	$1,464	0.05%	0.25%	to	0.25%	–0.18%	to	–0.18%

A78

Note 6: Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest			Total Return*** Lowest – Highest
	ProFund VP NASDAQ-100 Fund
December 31, 2007	138	$1.87894	to	$1.87894	$260	0.00%	0.25%	to	0.25%	17.33%	to	17.33%
December 31, 2006	79	$1.60137	to	$1.60137	$127	0.00%	0.25%	to	0.25%	5.20%	to	5.20%
December 31, 2005	47	$1.52217	to	$1.52217	$71	0.00%	0.25%	to	0.25%	–0.07%	to	–0.07%
December 31, 2004	11	$1.52323	to	$1.52323	$17	0.00%	0.25%	to	0.25%	8.26%	to	8.26%
December 31, 2003	0	$1.40705	to	$1.40705	$0	0.00%	0.25%	to	0.25%	46.39%	to	46.39%
	ProFund VP Pharmaceuticals Fund (became available May 1, 2003)****
December 31, 2007	0	$1.02254	to	$1.02254	$0	0.22%	0.25%	to	0.25%	2.06%	to	2.06%
December 31, 2006	0	$1.00191	to	$1.00191	$0	0.00%	0.25%	to	0.25%	11.90%	to	11.90%
December 31, 2005	0	$0.89532	to	$0.89532	$0	0.00%	0.25%	to	0.25%	–4.04%	to	–4.04%
December 31, 2004	0	$0.93304	to	$0.93304	$0	0.00%	0.25%	to	0.25%	–9.45%	to	–9.45%
December 31, 2003	0	$1.03038	to	$1.03038	$0	0.00%	0.25%	to	0.25%	2.61%	to	2.61%
	ProFund VP Precious Metals Fund
December 31, 2007	9	$2.36800	to	$2.36800	$21	1.25%	0.25%	to	0.25%	22.15%	to	22.15%
December 31, 2006	0	$1.93853	to	$1.93853	$1	5.21%	0.25%	to	0.25%	7.09%	to	7.09%
December 31, 2005	25	$1.81017	to	$1.81017	$45	0.00%	0.25%	to	0.25%	25.98%	to	25.98%
December 31, 2004	0	$1.43683	to	$1.43683	$0	0.00%	0.25%	to	0.25%	–10.14%	to	–10.14%
December 31, 2003	15	$1.59900	to	$1.59900	$25	0.00%	0.25%	to	0.25%	38.88%	to	38.88%
	ProFund VP Real Estate Fund
December 31, 2007	8	$1.85127	to	$1.85127	$15	0.51%	0.25%	to	0.25%	–19.81%	to	–19.81%
December 31, 2006	24	$2.30871	to	$2.30871	$56	0.49%	0.25%	to	0.25%	32.16%	to	32.16%
December 31, 2005	18	$1.74689	to	$1.74689	$31	3.74%	0.25%	to	0.25%	6.49%	to	6.49%
December 31, 2004	12	$1.64049	to	$1.64049	$19	3.22%	0.25%	to	0.25%	26.88%	to	26.88%
December 31, 2003	98	$1.29290	to	$1.29290	$127	6.13%	0.25%	to	0.25%	30.36%	to	30.36%
	ProFund VP Rising Rates Opportunity Fund****
December 31, 2007	0	$0.75847	to	$0.75847	$0	0.00%	0.25%	to	0.25%	–5.43%	to	–5.43%
December 31, 2006	0	$0.80203	to	$0.80203	$0	14.41%	0.25%	to	0.25%	9.87%	to	9.87%
December 31, 2005	2	$0.72996	to	$0.72996	$2	0.00%	0.25%	to	0.25%	–8.12%	to	–8.12%
December 31, 2004	28	$0.79451	to	$0.79451	$22	0.00%	0.25%	to	0.25%	–11.13%	to	–11.13%
December 31, 2003	15	$0.89397	to	$0.89397	$13	0.00%	0.25%	to	0.25%	–4.35%	to	–4.35%
	ProFund VP Semiconductor Fund (became available May 1, 2003)****
December 31, 2007	0	$1.31750	to	$1.31750	$0	0.00%	0.25%	to	0.25%	6.81%	to	6.81%
December 31, 2006	0	$1.23352	to	$1.23352	$0	0.00%	0.25%	to	0.25%	–7.32%	to	–7.32%
December 31, 2005	0	$1.33091	to	$1.33091	$0	0.00%	0.25%	to	0.25%	8.38%	to	8.38%
December 31, 2004	0	$1.22805	to	$1.22805	$0	0.00%	0.25%	to	0.25%	–23.74%	to	–23.74%
December 31, 2003	15	$1.61029	to	$1.61029	$25	0.00%	0.25%	to	0.25%	60.06%	to	60.06%
	ProFund VP Short NASDAQ-100 Fund****
December 31, 2007	0	$0.49002	to	$0.49002	$0	0.00%	0.25%	to	0.25%	–11.77%	to	–11.77%
December 31, 2006	66	$0.55537	to	$0.55537	$37	0.00%	0.25%	to	0.25%	–1.63%	to	–1.63%
December 31, 2005	31	$0.56456	to	$0.56456	$18	0.00%	0.25%	to	0.25%	0.55%	to	0.55%
December 31, 2004	2,024	$0.56145	to	$0.56145	$1,136	0.00%	0.25%	to	0.25%	–11.32%	to	–11.32%
December 31, 2003	2,050	$0.63313	to	$0.63313	$1,298	0.00%	0.25%	to	0.25%	–37.46%	to	–37.46%
	ProFund VP Short Small-Cap Fund (became available May 1, 2003)****
December 31, 2007	0	$0.56025	to	$0.56025	$0	5.76%	0.25%	to	0.25%	4.27%	to	4.27%
December 31, 2006	0	$0.53733	to	$0.53733	$0	0.08%	0.25%	to	0.25%	–12.00%	to	–12.00%
December 31, 2005	366	$0.61060	to	$0.61060	$223	0.00%	0.25%	to	0.25%	–3.16%	to	–3.16%
December 31, 2004	97	$0.63054	to	$0.63054	$61	0.00%	0.25%	to	0.25%	–9.25%	to	–9.25%
December 31, 2003	0	$0.69480	to	$0.69480	$0	0.00%	0.25%	to	0.25%	–30.52%	to	–30.52%

A79

Note 6: Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest			Total Return*** Lowest – Highest
	ProFund VP Small-Cap Fund****
December 31, 2007	0	$1.87505	to	$1.87505	$0	0.00%	0.25%	to	0.25%	–2.46%	to	–2.46%
December 31, 2006	65	$1.92231	to	$1.92231	$125	0.00%	0.25%	to	0.25%	14.47%	to	14.47%
December 31, 2005	0	$1.67934	to	$1.67934	$0	0.00%	0.25%	to	0.25%	2.55%	to	2.55%
December 31, 2004	3	$1.63751	to	$1.63751	$5	0.00%	0.25%	to	0.25%	16.45%	to	16.45%
December 31, 2003	0	$1.40625	to	$1.40625	$0	0.00%	0.25%	to	0.25%	42.39%	to	42.39%
	ProFund VP Small-Cap Growth Fund****
December 31, 2007	0	$1.89322	to	$1.89322	$0	0.00%	0.25%	to	0.25%	3.80%	to	3.80%
December 31, 2006	3	$1.82390	to	$1.82390	$6	0.00%	0.25%	to	0.25%	8.38%	to	8.38%
December 31, 2005	4	$1.68288	to	$1.68288	$6	0.00%	0.25%	to	0.25%	7.27%	to	7.27%
December 31, 2004	15	$1.56876	to	$1.56876	$23	0.00%	0.25%	to	0.25%	19.50%	to	19.50%
December 31, 2003	7	$1.31276	to	$1.31276	$9	0.00%	0.25%	to	0.25%	33.98%	to	33.98%
	ProFund VP Small-Cap Value Fund****
December 31, 2007	0	$1.80016	to	$1.80016	$0	0.00%	0.25%	to	0.25%	–7.45%	to	–7.45%
December 31, 2006	0	$1.94513	to	$1.94513	$0	0.00%	0.25%	to	0.25%	17.14%	to	17.14%
December 31, 2005	0	$1.66051	to	$1.66051	$0	0.00%	0.25%	to	0.25%	3.73%	to	3.73%
December 31, 2004	8	$1.60083	to	$1.60083	$13	0.00%	0.25%	to	0.25%	19.82%	to	19.82%
December 31, 2003	9	$1.33602	to	$1.33602	$13	0.00%	0.25%	to	0.25%	34.34%	to	34.34%
	ProFund VP Technology Fund
December 31, 2007	5	$1.74811	to	$1.74811	$8	0.00%	0.25%	to	0.25%	14.13%	to	14.13%
December 31, 2006	0	$1.53173	to	$1.53173	$0	0.00%	0.25%	to	0.25%	7.80%	to	7.80%
December 31, 2005	2	$1.42092	to	$1.42092	$2	0.78%	0.25%	to	0.25%	0.97%	to	0.97%
December 31, 2004	0	$1.40729	to	$1.40729	$0	0.00%	0.25%	to	0.25%	–0.68%	to	–0.68%
December 31, 2003	9	$1.41690	to	$1.41690	$12	0.00%	0.25%	to	0.25%	45.60%	to	45.60%
	ProFund VP Telecommunications Fund
December 31, 2007	5	$1.56590	to	$1.56590	$8	0.32%	0.25%	to	0.25%	8.12%	to	8.12%
December 31, 2006	5	$1.44828	to	$1.44828	$7	0.59%	0.25%	to	0.25%	33.95%	to	33.95%
December 31, 2005	0	$1.08125	to	$1.08125	$0	21.66%	0.25%	to	0.25%	–6.88%	to	–6.88%
December 31, 2004	9	$1.16118	to	$1.16118	$10	4.94%	0.25%	to	0.25%	15.27%	to	15.27%
December 31, 2003	0	$1.00733	to	$1.00733	$0	0.00%	0.25%	to	0.25%	2.20%	to	2.20%
	ProFund VP U.S. Government Plus Fund
December 31, 2007	1	$1.25289	to	$1.25289	$1	3.71%	0.25%	to	0.25%	9.84%	to	9.84%
December 31, 2006	1	$1.14061	to	$1.14061	$1	3.49%	0.25%	to	0.25%	–4.78%	to	–4.78%
December 31, 2005	121	$1.19793	to	$1.19793	$145	2.23%	0.25%	to	0.25%	8.74%	to	8.74%
December 31, 2004	102	$1.10166	to	$1.10166	$113	0.92%	0.25%	to	0.25%	7.90%	to	7.90%
December 31, 2003	85	$1.02099	to	$1.02099	$87	3.45%	0.25%	to	0.25%	–2.77%	to	–2.77%
	ProFund VP UltraMid-Cap Fund****
December 31, 2007	0	$2.87113	to	$2.87113	$0	0.21%	0.25%	to	0.25%	5.70%	to	5.70%
December 31, 2006	0	$2.71632	to	$2.71632	$0	0.00%	0.25%	to	0.25%	10.37%	to	10.37%
December 31, 2005	1	$2.46119	to	$2.46119	$3	0.00%	0.25%	to	0.25%	17.60%	to	17.60%
December 31, 2004	11	$2.09283	to	$2.09283	$23	0.00%	0.25%	to	0.25%	27.38%	to	27.38%
December 31, 2003	7	$1.64294	to	$1.64294	$11	0.00%	0.25%	to	0.25%	69.67%	to	69.67%
	ProFund VP UltraNASDAQ-100 Fund
December 31, 2007	16	$2.69168	to	$2.69168	$42	0.00%	0.25%	to	0.25%	28.16%	to	28.16%
December 31, 2006	40	$2.10022	to	$2.10022	$83	0.00%	0.25%	to	0.25%	4.62%	to	4.62%
December 31, 2005	34	$2.00741	to	$2.00741	$68	0.00%	0.25%	to	0.25%	–4.00%	to	–4.00%
December 31, 2004	83	$2.09098	to	$2.09098	$174	0.00%	0.25%	to	0.25%	13.82%	to	13.82%
December 31, 2003	32	$1.83704	to	$1.83704	$58	0.00%	0.25%	to	0.25%	102.16%	to	102.16%

A80

Note 6: Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest			Total Return*** Lowest – Highest
	ProFund VP UltraSmall-Cap Fund****
December 31, 2007	0	$2.78119	to	$2.78119	$0	1.55%	0.25%	to	0.25%	–13.39%	to	–13.39%
December 31, 2006	0	$3.21134	to	$3.21134	$0	0.02%	0.25%	to	0.25%	25.69%	to	25.69%
December 31, 2005	0	$2.55498	to	$2.55498	$0	0.00%	0.25%	to	0.25%	–0.46%	to	–0.46%
December 31, 2004	9	$2.56686	to	$2.56686	$23	0.00%	0.25%	to	0.25%	30.74%	to	30.74%
December 31, 2003	60	$1.96331	to	$1.96331	$119	0.00%	0.25%	to	0.25%	98.96%	to	98.96%
	ProFund VP Bull Fund
December 31, 2007	169	$1.59252	to	$1.59252	$268	0.62%	0.25%	to	0.25%	3.30%	to	3.30%
December 31, 2006	86	$1.54166	to	$1.54166	$133	0.12%	0.25%	to	0.25%	13.38%	to	13.38%
December 31, 2005	60	$1.35979	to	$1.35979	$82	0.05%	0.25%	to	0.25%	2.47%	to	2.47%
December 31, 2004	24	$1.32695	to	$1.32695	$31	0.00%	0.25%	to	0.25%	8.56%	to	8.56%
December 31, 2003	10	$1.22237	to	$1.22237	$12	0.00%	0.25%	to	0.25%	25.27%	to	25.27%
	ProFund VP Utilities Fund
December 31, 2007	1	$2.35848	to	$2.35848	$1	0.32%	0.25%	to	0.25%	15.51%	to	15.51%
December 31, 2006	1	$2.04183	to	$2.04183	$1	0.04%	0.25%	to	0.25%	18.93%	to	18.93%
December 31, 2005	0	$1.71689	to	$1.71689	$0	0.26%	0.25%	to	0.25%	12.78%	to	12.78%
December 31, 2004	0	$1.52237	to	$1.52237	$0	2.07%	0.25%	to	0.25%	20.77%	to	20.77%
December 31, 2003	8	$1.26052	to	$1.26052	$10	8.04%	0.25%	to	0.25%	21.07%	to	21.07%
	AST Cohen & Steers Realty Portfolio (became available October 17, 2005)
December 31, 2007	95	$11.89316	to	$11.89316	$1,126	5.26%	0.10%	to	0.10%	–20.02%	to	–20.02%
December 31, 2006	32	$14.86960	to	$14.86960	$480	0.35%	0.10%	to	0.10%	36.60%	to	36.60%
December 31, 2005	1	$10.88564	to	$10.88564	$13	0.00%	0.10%	to	0.10%	8.19%	to	8.19%
	AST UBS Dynamic Alpha Porfolio (became available October 17, 2005)
December 31, 2007	23	$11.85230	to	$11.85230	$273	1.07%	0.10%	to	0.10%	1.84%	to	1.84%
December 31, 2006	11	$11.63805	to	$11.63805	$130	1.17%	0.10%	to	0.10%	11.03%	to	11.03%
December 31, 2005	0	$10.48192	to	$10.48192	$3	0.00%	0.10%	to	0.10%	4.73%	to	4.73%
	AST DeAm Large-Cap Value Porfolio (became available October 17, 2005)
December 31, 2007	117	$13.17406	to	$13.17406	$1,538	1.34%	0.10%	to	0.10%	1.08%	to	1.08%
December 31, 2006	53	$13.03370	to	$13.03370	$693	0.24%	0.10%	to	0.10%	21.60%	to	21.60%
December 31, 2005	1	$10.71815	to	$10.71815	$6	0.00%	0.10%	to	0.10%	6.54%	to	6.54%
	AST Neuberger Berman Small-Cap Growth Porfolio (became available October 17, 2005)
December 31, 2007	27	$13.71336	to	$13.71336	$373	0.00%	0.10%	to	0.10%	18.60%	to	18.60%
December 31, 2006	14	$11.56299	to	$11.56299	$166	0.00%	0.10%	to	0.10%	7.65%	to	7.65%
December 31, 2005	1	$10.74134	to	$10.74134	$6	0.00%	0.10%	to	0.10%	7.00%	to	7.00%
	AST DeAm Small-Cap Value Porfolio (became available October 17, 2005)
December 31, 2007	37	$10.24530	to	$10.24530	$382	1.18%	0.10%	to	0.10%	–17.85%	to	–17.85%
December 31, 2006	16	$12.47128	to	$12.47128	$198	0.06%	0.10%	to	0.10%	19.83%	to	19.83%
December 31, 2005	0	$10.40721	to	$10.40721	$1	0.00%	0.10%	to	0.10%	4.07%	to	4.07%
	AST Federated Aggressive Growth Portfolio (became available October 17, 2005)
December 31, 2007	46	$13.85377	to	$13.85377	$632	0.00%	0.10%	to	0.10%	11.10%	to	11.10%
December 31, 2006	16	$12.46956	to	$12.46956	$193	0.00%	0.10%	to	0.10%	12.80%	to	12.80%
December 31, 2005	0	$11.05474	to	$11.05474	$2	0.00%	0.10%	to	0.10%	10.55%	to	10.55%
	AST Small-Cap Value Portfolio (became available October 17, 2005)
December 31, 2007	90	$12.00890	to	$12.00890	$1,081	1.22%	0.10%	to	0.10%	–5.70%	to	–5.70%
December 31, 2006	39	$12.73508	to	$12.73508	$498	0.16%	0.10%	to	0.10%	19.92%	to	19.92%
December 31, 2005	3	$10.61923	to	$10.61923	$27	0.00%	0.10%	to	0.10%	6.27%	to	6.27%

A81

Note 6: Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest			Total Return*** Lowest – Highest
	AST Goldman Sachs Mid-Cap Growth Portfolio (became available October 17, 2005)
December 31, 2007	72	$13.41062	to	$13.41062	$959	0.00%	0.10%	to	0.10%	19.23%	to	19.23%
December 31, 2006	18	$11.24783	to	$11.24783	$198	0.00%	0.10%	to	0.10%	6.17%	to	6.17%
December 31, 2005	1	$10.59405	to	$10.59405	$9	0.00%	0.10%	to	0.10%	5.46%	to	5.46%
	AST Marsico Capital Growth Portfolio (became available October 17, 2005)
December 31, 2007	140	$13.21537	to	$13.21537	$1,854	0.22%	0.10%	to	0.10%	14.85%	to	14.85%
December 31, 2006	99	$11.50673	to	$11.50673	$1,139	0.01%	0.10%	to	0.10%	7.13%	to	7.13%
December 31, 2005	0	$10.74095	to	$10.74095	$5	0.00%	0.10%	to	0.10%	7.17%	to	7.17%
	AST MFS Growth Portfolio (became available October 17, 2005)
December 31, 2007	20	$13.34068	to	$13.34068	$268	0.04%	0.10%	to	0.10%	14.99%	to	14.99%
December 31, 2006	7	$11.60124	to	$11.60124	$77	0.00%	0.10%	to	0.10%	9.55%	to	9.55%
December 31, 2005	0	$10.58963	to	$10.58963	$3	0.00%	0.10%	to	0.10%	5.51%	to	5.51%
	AST Neuberger Berman Mid-Cap Growth Portfolio (became available October 17, 2005)
December 31, 2007	61	$15.21710	to	$15.21710	$927	0.00%	0.10%	to	0.10%	22.08%	to	22.08%
December 31, 2006	32	$12.46468	to	$12.46468	$404	0.00%	0.10%	to	0.10%	13.94%	to	13.94%
December 31, 2005	0	$10.93943	to	$10.93943	$4	0.00%	0.10%	to	0.10%	8.59%	to	8.59%
	AST PIMCO Limited Maturity Bond Portfolio (became available October 17, 2005)
December 31, 2007	16	$11.14366	to	$11.14366	$177	6.08%	0.10%	to	0.10%	6.69%	to	6.69%
December 31, 2006	8	$10.44481	to	$10.44481	$82	0.58%	0.10%	to	0.10%	3.72%	to	3.72%
December 31, 2005	0	$10.07052	to	$10.07052	$1	0.00%	0.10%	to	0.10%	0.71%	to	0.71%
	AST T. Rowe Price Natural Resources Portfolio (became available October 17, 2005)
December 31, 2007	340	$17.95833	to	$17.95833	$6,107	0.75%	0.10%	to	0.10%	40.37%	to	40.37%
December 31, 2006	176	$12.79360	to	$12.79360	$2,247	0.13%	0.10%	to	0.10%	15.75%	to	15.75%
December 31, 2005	13	$11.05306	to	$11.05306	$143	0.00%	0.10%	to	0.10%	9.35%	to	9.35%
	AST MFS Global Equity Portfolio (became available October 17, 2005)
December 31, 2007	34	$14.26042	to	$14.26042	$489	3.00%	0.10%	to	0.10%	9.29%	to	9.29%
December 31, 2006	7	$13.04794	to	$13.04794	$94	0.17%	0.10%	to	0.10%	24.18%	to	24.18%
December 31, 2005	0	$10.50746	to	$10.50746	$1	0.00%	0.10%	to	0.10%	5.50%	to	5.50%
	AST JPMorgan International Equity Portfolio (became available October 17, 2005)
December 31, 2007	132	$14.22255	to	$14.22255	$1,881	1.91%	0.10%	to	0.10%	9.33%	to	9.33%
December 31, 2006	60	$13.00880	to	$13.00880	$779	0.50%	0.10%	to	0.10%	22.67%	to	22.67%
December 31, 2005	4	$10.60464	to	$10.60464	$42	0.00%	0.10%	to	0.10%	7.06%	to	7.06%
	AST T. Rowe Price Global Bond Portfolio (became available October 17, 2005)
December 31, 2007	54	$11.56442	to	$11.56442	$625	3.86%	0.10%	to	0.10%	9.54%	to	9.54%
December 31, 2006	25	$10.55767	to	$10.55767	$264	0.44%	0.10%	to	0.10%	6.17%	to	6.17%
December 31, 2005	2	$9.94454	to	$9.94454	$17	0.00%	0.10%	to	0.10%	–0.29%	to	–0.29%

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio is annualized and excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

**These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

A82

Note 6:	Financial Highlights (Continued)

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account, the total return is calculated for each of the five years in the period ended December 31,2007 or from the effective date of the subaccount through the end of the reporting period. Product designs within a subaccount with an effective date during a period were excluded from the range of total return for that period.

****Represents a fund containing less than 1,000 units and $1,000 in net assets.

Charges and Expenses

A.	Mortality Risk and Expense Risk Charges

The mortality risk and expense risk charges, at an effective annual rate of up to 0.90% for Pruselect I, Pruselect II and SVUL contracts, 0.50% for Pruselect III contracts, 0.45% for VULII contracts, 0.25% for PROSEL contracts and 0.10% for ENVUL contracts are applied daily against the net assets held in each subaccount. No mortality risk and expense risk charges are applied to the MPVUL contracts. Mortality risk is the risk that contract owners may not live as long as estimated and expense risk is the risk that the cost of issuing and administering the policies may exceed related charges by Pruco Life. Pruco Life intends to charge only 0.60% on Pruselect I and Pruselect II contracts, but reserves the right to make the full 0.90% charge. Pruco Life intends to charge only 0.20% on Pruselect III contracts, but reserves the right to make the full 0.50% charge. For VULII contracts Pruco Life intends to charge only 0.25%, but reserves the right to charge 0.45%. The mortality risk and expense risk charges are assessed through reduction in unit values.

B.	Partial Withdrawal Charge

A charge is imposed by Pruco Life on partial withdrawals of the cash surrender value. A charge equal to the lesser of $15 or 2% will be made in connection with each partial withdrawal of the cash surrender value of Pruselect I and Pruselect II contracts and a charge equal to the lesser of $25 or 2% will be made in connection with each partial withdrawal of the cash surrender value of Pruselect III, SVUL, VULII, PROSEL, MPVUL and ENVUL contracts. The range for withdrawal charges is 0%–2%. This charge is assessed through the redemption of units.

C.	Deferred Sales Charge

A deferred sales charge is imposed upon surrenders of certain SVUL contracts, not to exceed 0.8% of the basic insurance amount, to compensate Pruco Life for sales and other marketing expenses. The amount of any sales charge will depend on the number of years that have elapsed since the contract was issued. No sales charge will be imposed after the tenth year of the contract. No sales charge will be imposed on death benefits. The deferred sales charge is assessed through the redemption of units. The deferred sales charge is assessed through the redemption of units.

D.	Cost of Insurance and Other Related Charges

Contract owner contributions are subject to certain deductions prior to being invested in the Account. The deductions are for (1) transaction costs which are deducted from each premium payment to cover premium collection and processing costs; (2) state premium taxes; and (3) sales charges on Pruselect I, Pruselect II, Pruselect III, SVUL, VULII, PROSEL, MPVUL and ENVUL contracts which are deducted in order to compensate Pruco Life for the cost of selling the contract. For Pruselect I and Pruselect II contracts, the sales charges are not to exceed 7% and 8%, respectively, of the premium remaining after the charge for taxes attributable to premiums and a $2 administrative charge

A83

Note 6:	Financial Highlights (Continued)

have been deducted. The sales charges are not to exceed 15% of premiums received each year up to the Target Premium and up to 2% on any excess for Pruselect III contracts, 12% of premiums paid in the first five contract years for SVUL contracts, 6% of premiums paid for VULII contracts, 6% of premium payments for PROSEL and ENVUL contracts and 12% of premium payments for MPVUL contracts. Contracts are also subject to monthly charges for the costs of administering the contract. These charges are assessed through the redemption of units.

A84

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
Pruco Life Variable Universal Account
and the Board of Directors of
Pruco Life Insurance Company

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts listed in Note 1 of Pruco Life Variable Universal Account at December 31, 2007, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of the Pruco Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2007 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 7, 2008

A85

PRUCO LIFE INSURANCE COMPANY

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statements of Financial Position	B-1

Consolidated Statements of Operations and Comprehensive Income	B-2

Consolidated Statements of Stockholder’s Equity	B-3

Consolidated Statements of Cash Flows	B-4

Notes to Consolidated Financial Statements	B-5

Report of Independent Registered Public Accounting Firm	B-33

INDEX

Pruco Life Insurance Company

Consolidated Statements of Financial Position

As of December 31, 2007 and 2006 (in thousands, except share amounts)

	2007	2006
ASSETS
Fixed maturities available for sale, at fair value (amortized cost, 2007 - $4,470,186; 2006 - $4,850,514)	$4,509,969	$4,911,274
Policy loans	961,054	915,060
Short term investments	119,606	97,097
Commercial loans	745,223	508,094
Other long term investments	84,559	80,649

Total investments	6,420,411	6,512,174
Cash and cash equivalents	92,964	485,199
Deferred policy acquisition costs	2,174,315	1,959,431
Accrued investment income	73,968	73,589
Reinsurance recoverables	1,599,910	1,208,724
Receivables from parent and affiliates	155,990	107,798
Deferred sales inducements	215,057	182,578
Other assets	15,932	21,693
Separate account assets	24,609,488	21,952,272

TOTAL ASSETS	$35,358,035	$32,503,458

LIABILITIES AND STOCKHOLDER’S EQUITY
LIABILITIES
Policyholders’ account balances	$5,076,654	$5,483,921
Future policy benefits and other policyholder liabilities	2,175,326	1,765,489
Cash collateral for loaned securities	142,680	134,982
Securities sold under agreement to repurchase	272,803	13,226
Income taxes payable	484,107	453,358
Short term debt to affiliates	55,863	25,348
Payables to parent and affiliates	60,207	29,427
Other liabilities	207,491	309,913
Separate account liabilities	24,609,488	21,952,272

Total liabilities	$33,084,619	$30,167,936

COMMITMENTS AND CONTINGENT LIABILITIES (See Note 12)

STOCKHOLDER’S EQUITY
Common stock, ($10 par value; 1,000,000 shares, authorized; 250,000 shares, issued and outstanding)	2,500	2,500
Additional paid-in capital	455,664	454,527
Retained earnings	1,797,387	1,853,233
Accumulated other comprehensive income	17,865	25,262

Total stockholder’s equity	2,273,416	2,335,522

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$35,358,035	$32,503,458

See Notes to Consolidated Financial Statements

Pruco Life Insurance Company

Consolidated Statements of Operations and Comprehensive Income

Years Ended December 31, 2007, 2006 and 2005 (in thousands)

	2007	2006	2005
REVENUES

Premiums	$61,469	$43,516	$38,029
Policy charges and fee income	688,477	547,693	564,432
Net investment income	381,394	401,436	404,045
Realized investment (losses), net	(20,683)	(62,749)	(449)
Asset management fees	24,439	18,338	17,105
Other income	24,928	18,207	12,125

Total revenues	1,160,024	966,441	1,035,287

BENEFITS AND EXPENSES

Policyholders’ benefits	111,034	120,049	98,899
Interest credited to policyholders’ account balances	208,768	212,288	234,881
General, administrative and other expenses	528,476	308,850	449,291

Total benefits and expenses	848,278	641,187	783,071

Income from operations before income taxes	311,746	325,254	252,216

Income taxes:
Current	8,570	89,034	(30,108)
Deferred	55,842	(26,572)	51,409

Total income tax expense	64,412	62,462	21,301

NET INCOME	247,334	262,792	230,915

Change in net unrealized investment (losses)/gains and changes in foreign currency translation, net of taxes	(7,397)	6,662	(55,927)

COMPREHENSIVE INCOME	$239,937	$269,454	$174,988

See Notes to Consolidated Financial Statements

Pruco Life Insurance Company

Consolidated Statements of Stockholder’s Equity

Periods Ended December 31, 2007, 2006 and 2005 (in thousands)

	Common Stock	Additional Paid-in- Capital	Deferred Compensation	Retained Earnings	Foreign Currency Translation Adjustments	Net Unrealized Investment Gains(Loss)	Total Accumulated Other Comprehensive Income (Loss)	Total Stockholder’s Equity
Balance, January 1, 2005	$2,500	$455,377	$(1,173)	$1,359,526	$—	$74,527	$74,527	$1,890,757
Net income	—	—	—	230,915	—	—	—	230,915
Stock-based compensation programs	—	(941)	1,173	—	—	—	—	232
Contributed Capital	—	234	—	—	—	—	—	234
Change in net unrealized investment (losses), net of taxes	—	—	—	—	—	(55,927)	(55,927)	(55,927)

Balance, December 31, 2005	$2,500	$454,670	$—	$1,590,441	$—	$18,600	$18,600	$2,066,211
Net income	—	—	—	262,792	—	—	—	262,792
Stock-based compensation programs	—	(1)	—	—	—	—	—	(1)
Contributed Capital	—	(142)	—	—	—	—	—	(142)
Change in foreign currency translation adjustments, net of taxes	—	—	—	—	167	—	167	167
Change in net unrealized investment gains, net of taxes	—	—	—	—	—	6,495	6,495	6,495

Balance, December 31, 2006	$2,500	$454,527	$—	$1,853,233	$167	$25,095	$25,262	$2,335,522
Net income				247,334				247,334
Contributed Capital	—	1,137	—	—	—	—	—	1,137
Stock-based compensation programs	—	—	—	—	—	—	—	—
Dividend to Parent	—	—	—	(300,000)	—	—	—	(300,000)
Cumulative effect of changes in accounting principles, net of taxes	—	—	—	(3,180)	—	—	—	(3,180)
Change in foreign currency translation adjustments, net of taxes	—	—	—	—	462	—	462	462
Change in net unrealized investment (losses), net of taxes	—	—	—	—	—	(7,859)	(7,859)	(7,859)

Balance, December 31, 2007	$2,500	$455,664	$—	$1,797,387	$629	$17,236	$17,865	$2,273,416

See Notes to Consolidated Financial Statements

Pruco Life Insurance Company

Consolidated Statements of Cash Flows

Year Ended December 31, 2007, 2006 and 2005 (in thousands)

	2007	2006	2005
CASH FLOWS (Used In) FROM OPERATING ACTIVITIES:
Net income	$247,334	$262,792	$230,915
Adjustments to reconcile net income to net cash from (used in) operating activities:
Policy charges and fee income	(218,488)	(108,399)	(125,379)
Interest credited to policyholders’ account balances	208,768	212,288	234,881
Realized investment losses, net	20,683	62,749	449
Amortization and other non-cash items	(1,786)	8,292	33,064
Change in:
Future policy benefits and other insurance liabilities	410,529	318,680	206,067
Reinsurance recoverables	(378,931)	(275,898)	(167,781)
Accrued investment income	(379)	21,415	5,308
Receivables from Parent and affiliates	(12,663)	3,427	(20,823)
Payables to Parent and affiliates	30,780	6,981	18,706
Deferred policy acquisition costs	(204,979)	(306,973)	(130,540)
Income taxes payable	34,505	16,744	27,720
Deferred sales inducements	(33,879)	(43,566)	(28,552)
Other, net	(125,806)	19,553	36,804

Cash Flows (Used In) From Operating Activities	(24,312)	198,085	320,839

CASH FLOWS FROM (Used In) INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities available for sale	2,051,195	5,267,761	4,625,000
Policy loans	105,043	99,553	98,656
Commercial loans	30,954	52,131	1,805
Payments for the purchase of:
Fixed maturities available for sale	(1,668,443)	(4,060,433)	(4,842,469)
Policy loans	(110,683)	(96,587)	(83,116)
Commercial loans	(269,135)	(292,232)	(270,950)
Notes receivable from parent and affiliates, net	(34,801)	(28,465)	(10,001)
Other long term investments, net	(34,389)	(17,357)	(5,127)
Short term investments, net	(22,550)	16,691	(12,953)

Cash Flows From (Used In) Investing Activities	47,191	941,062	(499,155)

CASH FLOWS (Used In) FINANCING ACTIVITIES:
Policyholders’ account deposits	3,057,251	2,716,760	2,233,293
Policyholders’ account withdrawals	(3,464,702)	(3,128,127)	(2,768,247)
Net change in securities sold under agreement to repurchase and cash collateral for loaned securities	267,275	(278,026)	(29,739)
Dividend to parent	(300,000)	—	—
Contributed capital	—	—	234
Net change in financing arrangements (maturities 90 days or less)	25,062	(122,565)	157,252

Cash Flows (Used In) Financing Activities	(415,114)	(811,958)	(407,207)

Net increase (decrease) in cash and cash equivalents	(392,235)	327,189	(585,523)
Cash and cash equivalents, beginning of year	485,199	158,010	743,533

CASH AND CASH EQUIVALENTS, END OF YEAR	$92,964	$485,199	$158,010

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid (received)	$29,905	$45,715	$(6,418)

Interest paid	$590	$2,788	$4,018

See Notes to Consolidated Financial Statements

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

1. BUSINESS

Pruco Life Insurance Company, or “the Company,” is a stock life insurance company, organized in 1971 under the laws of the state of Arizona. Pruco Life Insurance Company is licensed to sell interest sensitive individual life insurance, variable life insurance, term life insurance, variable and fixed annuities, in the District of Columbia, Guam and in all states except New York. Pruco Life Insurance Company also had marketed individual life insurance through its branch office in Taiwan. The branch office was transferred to an affiliated Company on January 31, 2001, as described in (Note 13 to the Consolidated Financial Statements).

Pruco Life Insurance Company has three subsidiaries, which include one wholly owned life insurance subsidiary, Pruco Life Insurance Company of New Jersey or, “PLNJ,” and two subsidiaries formed in 2003 for the purpose of acquiring and investing in municipal fixed maturities from an affiliated company (see Note 13 to the Consolidated Financial Statements). All financial information is shown on a consolidated basis.

PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell individual life insurance, variable life insurance, term life insurance, fixed and variable annuities only in the states of New Jersey and New York.

The Company is a wholly owned subsidiary of The Prudential Insurance Company of America or “Prudential Insurance”, an insurance company founded in 1875 under the laws of the state of New Jersey. On December 18, 2001 or, “the date of demutualization,” Prudential Insurance converted from a mutual life insurance company to a stock life insurance company and became an indirect wholly owned subsidiary of Prudential Financial, Inc. or “Prudential Financial.”

Prudential Insurance intends to make additional capital contributions to the Company, as needed, to enable it to comply with its reserve requirements and fund expenses in connection with its business. Generally, Prudential Insurance is under no obligation to make such contributions and its assets do not back the benefits payable under the Company’s policyholder contracts.

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in manufacturing insurance products, and individual and group annuities.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements include the accounts of Pruco Life Insurance Company and its subsidiaries. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, “GAAP.” The Company has extensive transactions and relationships with Prudential Insurance and other affiliates, (as more fully described in Note 13 to the Consolidated Financial Statements). Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs or “DAC”, investments, future policy benefits, provision for income taxes, reserves of contingent liabilities and reserves for losses in connection with unresolved legal matters.

Investments

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available for sale” are carried at fair value. The amortized cost of fixed maturities is written down to fair value if a decline in value is considered to be other than temporary. See the discussion below on realized gains and losses for a description of the accounting for impairment adjustments. Unrealized gains and losses on fixed maturities “available for sale”, including the effect on deferred policy acquisition costs and policyholders’ account balances that would result from the realization of unrealized gains and losses are included in “Accumulated other comprehensive income (loss).”

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Policy loans are carried at unpaid principal balances.

Equity securities are comprised of common stock and non-redeemable preferred stock and are carried at fair value. The associated unrealized gains and losses, net of tax and the effect on deferred policy acquisition costs, valuation of business acquired, future policy benefits and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss).” The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividend income from these investments is reported in “Net investment income.”

Commercial loans are carried at unpaid principal balances, net of unamortized premiums or discounts and an allowance for losses. Interest income, as well as prepayment fees and the amortization of related premiums or discounts, is included in “Net investment income.” The allowance for losses includes a loan specific reserve for non-performing loans and a portfolio reserve for probable incurred but not specifically identified losses. Non-performing loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. These loans are measured at the present value of expected future cash flows discounted at the loan’s effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on non-performing loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income, according to management’s judgment as to the collectibility of principal. Management discontinues accruing interest on non-performing loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has doubts about collectibility. When a loan is recognized as non-performing, any accrued but uncollectible interest is charged to interest income in the period the loan is deemed non-performing. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company’s past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors. The changes in the allowance for loan losses, are reported in “Realized investment (losses), net.”

Securities repurchase and resale agreements and securities loaned transactions are used to earn spread income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short term in nature, and therefore, the carrying amounts of these instruments approximate fair value. Securities repurchase and resale agreements are collateralized by cash, U.S. government and government agency securities. Securities loaned are collateralized principally by cash and U.S. government securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective agreements. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same as those sold. Income and expenses related to these transactions executed within the insurance subsidiary used to earn spread income are reported as “Net investment income,” however, for transactions used to borrow funds, the associated borrowing cost is reported as interest expense (included in “General and administrative expenses”).

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are generally reported as “Net investment income;” however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “General and administrative expenses”).

Short term investments consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are generally carried at fair value.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Other long term investments consist of the Company’s investments in joint ventures and limited partnerships in which the Company does not exercise control, as well as investments in the Company’s own separate accounts, which are carried at fair value, and investment real estate. Joint venture and partnership interests are generally accounted for using the equity method of accounting, except in instances in which the Company’s interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company’s share of net income from investments in joint ventures and partnerships is generally included in “Net investment income.”

Realized investment gains (losses), net are computed using the specific identification method. Adjustments to the cost of fixed maturities and equity securities for temporary impairments are included in “Realized investment losses, net.” In evaluating whether a decline in value is other than temporary, the Company considers several factors including, but not limited to the following: (1) the extent (generally if greater than 20%) and the duration (generally if greater than six months); (2) the reasons for the decline in value (credit event, interest related or market fluctuation); (3) the Company’s ability and intent to hold the investments for a period of time to allow for a recovery of value; and (4) the financial condition of and near-term prospects of the issuer. Realized investment gains (losses) are generated from numerous sources, including the sale of fixed maturity securities, equity securities, real estate investments, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost of investments for other than temporary impairments. “Realized investment gains (losses), net.” also include prepayment premiums received on private fixed maturity securities, recoveries of principal on previously impaired securities, provisions for losses on commercial loans, fair value changes on embedded derivatives and derivatives that do not qualify for hedge accounting treatment.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other than temporary. These risks and uncertainties include, but are not limited to: (1) the risk that our assessment of an issuer’s ability to meet its obligations could change, (2) the risk that the economic outlook could be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that we are making decisions based on fraudulent or misstated information in the financial statements provided by issuers and (4) the risk that new information obtained by us or changes in other facts and circumstances, including those not related to the issuer, could lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a change in our impairment determination, and hence a charge to earnings in a future period.

Cash and cash equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments, and other debt issues with maturities of three months or less when purchased. The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents.

Deferred policy acquisition costs

The Company is charged distribution expenses from Prudential Insurance’s agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement. These acquisition costs include commissions and variable field office expenses. The Company is also allocated costs of policy issuance and underwriting from Prudential Insurance’s general and administrative expense allocation system. The Company also is charged commissions from third parties, which are primarily capitalized as deferred policy acquisition costs (“DAC”).

The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. For annuity products, the entire sales-based transfer pricing fee is deemed to be related to the production of new annuity business and is deferred. For life products, there is a look-through into the expenses incurred by Prudential Insurance’s agency network and expenses that are considered to be related to the production of new insurance business are deferred. The cost of policy issuance and underwriting are also considered to be related primarily to the production of new insurance and annuity business and are fully deferred.

DAC is subject to recoverability testing at the end of each accounting period. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in “Accumulated other comprehensive income (loss).”

Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts (the periods range from 25 to 99 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in “General administrative and other expenses” in the period such estimated gross profits are revised.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

DAC related to term insurance are amortized over the expected life of the contracts in proportion to premium income.

The Company and Prudential Insurance have offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by the Company or Prudential Insurance for another form of policy or contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense an estimate of the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, the unamortized DAC on the surrendered policies is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies. The Company has adopted Statement of Position (“SOP”) 05-1 “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts” on January 1, 2007. See “New Accounting Pronouncements.”

Reinsurance recoverables

Reinsurance recoverables include corresponding payables and receivables associated with reinsurance arrangements with affiliates. For additional information about these arrangements see Note 13 to the Financial Statements.

Separate account assets and liabilities

Separate account assets are reported at fair value and represent segregated funds, which are invested for certain policyholders, pension funds and other customers. The assets consist of equity securities, fixed maturities, real estate related investments, real estate mortgage loans and short term investments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities represent the contractholder’s account balance in separate account assets . See Note 8 to the Consolidated Financial Statements for additional information regarding separate account arrangements with contractual guarantees. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income.” Asset management fees charged to the accounts are included in “Asset management fees.”

Deferred sales inducements

The Company provides sales inducements to contractholders, which primarily include an up-front bonus added to the contractholder’s initial deposit for certain annuity contracts. They are amortized using the same methodology and assumptions used to amortize deferred policy acquisition costs. The amortization expense is included as a component of interest credited to policyholders’ account balances. As of December 31, 2007 and 2006, deferred sales inducement costs were $215 million and $183 million, respectively.

Other assets, and other liabilities

Other assets consist primarily of premiums due, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, technical overdrafts, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Policyholders’ Account Balances

The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits plus interest credited less policyholders’ withdrawals and other charges assessed against the account balance. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues.

Future Policy Benefits

The Company’s liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality or morbidity, less the present value of future net premiums. For life insurance, and annuity and disability products, expected mortality and morbidity is generally based on the Company’s historical experience or standard industry tables including a provision for the risk of adverse deviation. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and morbidity and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves, if required, are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for the risk of adverse deviation.

The Company’s liability for future policy benefits also includes a liability for unpaid claims and claim adjustment expenses. The Company does not establish claim liabilities until a loss has occurred. However, unpaid claims and claim adjustment expenses includes estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date. The Company’s liability for future policy benefits also includes net liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 8.

Contingent Liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from term life insurance policies are recognized when due and a liability for future policy benefits is recorded when premiums are recognized using the net level premium method. Benefits are recorded as an expense when they are incurred. Amounts received as payment for variable and universal life and deferred annuities are reported as deposits to “Policyholders’ account balances”, and variable life and annuity premiums are reported as deposits to separate account liabilities. Revenues from these contracts reflected as “Policy charges and fee income” consist primarily of fees assessed during the period against the policyholders’ account balances and separate account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC.

Certain individual annuity contracts provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 8. The Company also provides contracts with certain living benefits which are considered embedded derivatives. These contracts are discussed in further detail in Note 8.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Asset management fees

The Company receives asset management fee income from policyholders’ account balances invested in The Prudential Series Funds or, “PSF,” which are a portfolio of mutual fund investments related to the Company’s separate account products. Also the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust Funds (see Note 13 to the Consolidated Financial Statements). In addition, the Company receives fees from policyholders’ account balances invested in funds managed by companies other than Prudential Insurance. Asset management fees are recognized as income when earned.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models. Values can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns and liquidity. Values can also be affected by changes in estimates and assumptions including those related to counterparty behavior used in valuation models.

Derivatives are used to manage the characteristics of the Company’s asset/liability mix, manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Derivatives are recorded as assets, within “Other long term investments,” or as liabilities, within “Other liabilities,” in the Consolidated Statement of Financial Position except for embedded derivatives, which are recorded in the Consolidated Statement of Financial Position with the associated host contract. As discussed in detail below and in Note 11, all realized and unrealized changes in fair value of derivatives, with the exception of the effective portion of cash flow hedges, are recorded in current earnings. Cash flows from these derivatives are reported in the operating or investing activities section in the Consolidated Statements of Cash Flows.

The Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment (“fair value” hedge), (2) a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge), (3) a foreign currency fair value or cash flow hedge (“foreign currency” hedge), or (4) a derivative entered into as an economic hedge that does not qualify for hedge accounting. During the years ended December 31, 2007, 2006 and 2005 derivatives qualifying for hedge accounting were not material.

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that may contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.”

Income Taxes

The Company and its subsidiaries are members of the consolidated federal income tax return of Prudential Financial and file separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

New Accounting Pronouncements

In February 2007, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities.” This statement provides companies with an option to report selected financial assets and liabilities at fair value, with the associated changes in fair value reflected in the Consolidated Statements of Operations. The Company plans to adopt this guidance effective January 1, 2008. The Company’s adoption of this guidance is not expected to have a material effect on the Company’s consolidated financial position or results of operations.

In September 2006, the Staff of the SEC issued Staff Accounting Bulletin (“SAB”) No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements.” The interpretations in this SAB express the Staff’s views regarding the process of quantifying financial statement misstatements. Specifically, the SEC staff believes that registrants must quantify the impact on current period financial statements of correcting all misstatements, including both those occurring in the current period and the effect of reversing those that have accumulated from prior periods. This SAB should be applied beginning with the first fiscal year ending after November 15, 2006, with early adoption encouraged. Since the Company’s method for quantifying financial statement misstatements already considers those occurring in the current period and the effect of reversing those that have accumulated from prior periods, the adoption of SAB No. 108 had no effect to the financial position and result of operations of the Company.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements.” This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and requires additional disclosures about fair value measurements. This Statement does not require any new fair value measurements, but the application of this Statement could change current practices in determining fair value. The Company plans to adopt this guidance effective January 1, 2008. The Company’s adoption of this guidance is not expected to have a material effect on the Company’s consolidated financial position or results of operations.

In June 2006, the FASB issued FIN No. 48, “Accounting for Uncertainty in Income Taxes,” an Interpretation of FASB Statement No. 109. See Note 7 for details regarding the adoption of this pronouncement.

In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Instruments.” This statement also eliminates an exception from the requirement to bifurcate an embedded derivative feature from beneficial interests in securitized financial assets. The Company has relied upon this exception for certain investments that the Company has made in securitized financial assets in the normal course of operations, and thus has not previously had to consider whether such investments contain an embedded derivative. The new requirement to identify embedded derivatives in beneficial interests will be applied on a prospective basis only to beneficial interests acquired, issued, or subject to certain remeasurement conditions after the adoption of the guidance. This statement also provides an election, on an instrument by instrument basis, to measure at fair value an entire hybrid financial instrument that contains an embedded derivative requiring bifurcation, rather than measuring only the embedded derivative on a fair value basis. If the fair value election is chosen, changes in unrealized gains and losses are reflected in the Consolidated Statements of Operations. The Company adopted this guidance effective January 1, 2007. The Company’s adoption of this guidance did not have a material effect on the Company’s consolidated financial position or results of operations.

In November 2005, the FASB issued FASB Staff Position (“FSP”) FAS 115-1 and FAS 124-1, “The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments.” This FSP provides impairment models for determining whether to record impairment losses associated with investments in certain equity and debt securities, primarily by referencing existing accounting guidance. It also requires income to be accrued on a level-yield basis following an impairment of debt securities, where reasonable estimates of the timing and amount of future cash flows can be made. The Company adopted this guidance effective January 1, 2006, and it did not have a material effect on the Company’s consolidated results of operations.

In September 2005, the Accounting Standards Executive Committee (“AcSEC”) of the American Institute of Certified Public Accountants issued SOP 05-1, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts.” SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs, including deferred policy acquisition costs, valuation of business acquired and deferred sales inducements, on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract, and was effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company adopted SOP 05-1 on January 1, 2007, which resulted in a net after-tax reduction to retained earnings of $2.5 million.

The cumulative effect of change in accounting principles net of taxes was $3.2 million, representing $2.5 million related to the adoption of SOP 05-1 and $0.7 related to the adoption of Fin No. 48.

Reclassifications

Certain amounts in the prior years have been reclassified to conform to the current year presentation.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

3. INVESTMENTS

Fixed Maturities:

The following tables provide additional information relating to fixed maturities as of December 31:

	2007
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in thousands)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$123,058	$1,923	$—	$124,981
Obligations of U.S. States, and political subdivisions	121,405	3,445	125	124,725
Foreign government bonds	40,632	5,447	—	46,079
Residential mortgage-backed securities	550,536	12,669	480	562,725
Commercial mortgage-backed securities	507,596	6,242	699	513,139
Asset-Backed Securities	665,332	3,291	22,666	645,957
Corporate securities	2,461,627	52,496	21,760	2,492,363

Total fixed maturities, available for sale	$4,470,186	$85,513	$45,730	$4,509,969

	2006
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in thousands)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$32,117	$380	$92	$32,405
Obligations of U.S. States, and political subdivisions	105,339	3,252	147	108,444
Foreign government bonds	41,428	5,437	59	46,806
Residential mortgage-backed securities	553,529	8,281	930	560,880
Commercial mortgage-backed securities	247,929	4,431	222	252,138
Asset-Backed Securities	1,096,556	3,959	4,841	1,095,674
Corporate securities	2,773,616	60,175	18,864	2,814,927

Total fixed maturities, available for sale	$4,850,514	$85,915	$25,155	$4,911,274

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

The amortized cost and estimated fair value of fixed maturities, by contractual maturities at December 31, 2007 is shown below:

	Available for sale
	Amortized Cost	Fair Value
	(in thousands)
Due in one year or less	$285,992	$288,103
Due after one year through five years	1,318,863	1,346,332
Due after five years through ten years	750,705	757,307
Due after ten years	391,162	396,407
Residential mortgage-backed securities	550,536	562,725
Commercial mortgage-backed securities	507,596	513,139
Asset-Backed Securities	665,332	645,956

Total	$4,470,186	$4,509,969

Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

Proceeds from the sale of fixed maturities available for sale during 2007, 2006, and 2005, were $1,488 million, $4,378 million, and $3,553 million, respectively. Proceeds from the maturity of fixed maturities available for sale during 2007, 2006, and 2005, were $554 million, $781 million, and $1,080 million, respectively. Gross gains of $14 million, $16 million, and $26 million and gross losses of $6 million, $74 million, and $26 million were realized on those sales during 2007, 2006, and 2005, respectively.

Writedowns for impairments, which were deemed to be other than temporary for fixed maturities during 2007, 2006 and 2005 were $3 million, $1 million, and $1 million, respectively.

Other Long term Investments

The following table provides information relating to other long term investments as of December 31:

	2007	2006
	(in thousands)
Company’s investment in Separate accounts	$46,028	$38,738
Equity securities	30,107	29,683
Joint ventures and limited partnerships	27,757	15,201
Trading account assets	1,164	—
Derivatives	(20,497)	(2,973)

Total other long- term investments	$84,559	$80,649

The Company’s share of net income (loss) from the joint ventures was $2.0 million, $0.4 million, and $(0.7) million for each of the years ended December 31, 2007, 2006, and 2005, respectively, and is reported in “Net investment income.”

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:

	2007	2006	2005
	(in thousands)
Fixed maturities, available for sale	$283,526	$322,832	$354,943
Policy loans	50,776	48,493	47,368
Commercial loans	37,174	22,662	6,367
Short term investments and cash equivalents	25,064	25,564	15,898
Other	7,213	7,258	6,391

Gross investment income	403,753	426,809	430,967
Less: investment expenses	(22,359)	(25,373)	(26,922)

Net investment income	$381,394	$401,436	$404,045

Realized investment (losses)/ gains, net including charges for other than temporary reductions in value, for the years ended December 31, were from the following sources:

	2007	2006	2005
	(in thousands)
Fixed maturities, available for sale	$5,159	$(59,482)	$(1,722)
Derivatives	(24,926)	(2,437)	3,385
Other	(916)	(830)	(2,112)

Realized investment (losses)/gains, net	$(20,683)	$(62,749)	$(449)

Commercial Loans

The Company’s commercial loans are comprised as follows as at December 31:

	2007		2006
	Amount (in thousands)	% of Total	Amount (in thousands)	% of Total
Collateralized loans by property type
Industrial buildings	$178,873	23.9%	$124,464	24.3%
Retail stores	119,528	15.9%	107,401	21.1%
Apartment complexes	129,559	17.3%	86,844	17.0%
Office buildings	131,557	17.5%	78,463	15.3%
Agricultural properties	67,049	8.9%	43,122	8.4%
Other	123,174	16.5%	71,238	13.9%

Total collateralized loans	749,740	100.0%	511,532	100.0%

Valuation allowance	(4,517)		(3,438)

Total net collateralized loans	745,223		508,094

Total commercial loans	$745,223		$508,094

The commercial loans are geographically dispersed throughout the United States with the largest concentrations in California (22%) and New Jersey (11%) at December 31, 2007.

Activity in the allowance for losses for all commercial loans, for the years ended December 31, is as follows:

	2007	2006	2005
	(in thousands)
Allowance for losses, beginning of year	$3,438	$2,270	$—
Addition of allowance for losses	1,079	1,168	2,270

Allowance for losses, end of year	$4,517	$3,438	$2,270

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains (losses) on securities available for sale are included in the Consolidated Statements of Financial Position as a component of “Accumulated other comprehensive income (loss), net of tax.” Changes in these amounts include reclassification adjustments to exclude from “Accumulated other comprehensive income (loss), net of tax” those items that are included as part of “Net income” for a period that also had been part of “Accumulated other comprehensive income (loss), net of tax” in earlier periods. The amounts for the years ended December 31, net of taxes, are as follows:

	Net Unrealized Gains (Losses) on Investments	Deferred Policy Acquisition Costs	Policyholders’ Account Balances	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
Balance, January 1, 2005	$225,155	$(130,981)	$20,888	$(40,535)	$74,527
Net investment (losses) on investments arising during the period	(179,640)	—	—	62,491	(117,149)
Reclassification adjustment for losses included in net income	1,534	—	—	(537)	997
Impact of net unrealized investment gains on deferred policy acquisition costs	—	103,437	—	(36,203)	67,234
Impact of net unrealized investment gains on policyholders’ account balances	—	—	(10,783)	3,774	(7,009)

Balance, December 31, 2005	$47,049	$(27,544)	$10,105	$(11,010)	$18,600
Net investment gains on investments arising during the period	76,107	—	—	(27,198)	48,909
Reclassification adjustment for gains included in net income	(59,142)	—	—	20,700	(38,442)
Impact of net unrealized investment (losses) on deferred policy acquisition costs	—	(10,546)	—	3,691	(6,855)
Impact of net unrealized investment losses on policyholders’ account balances	—	—	4,435	(1,552)	2,883

Balance, December 31, 2006	$64,014	$(38,090)	$14,540	$(15,369)	$25,095
Net investment (losses) on investments arising during the period	(25,373)	—	—	8,279	(17,094)
Reclassification adjustment for (losses) included in net income	5,319	—	—	(1,862)	3,457
Impact of net unrealized investment gains on deferred policy acquisition costs	—	13,071	—	(4,575)	8,496
Impact of net unrealized investment gains on policyholders’ account balances	—	—	(4,182)	1,464	(2,718)

Balance, December 31, 2007
	$43,960	$(25,019)	$10,358	$(12,063)	$17,236

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

The table below presents net unrealized gains on investments by asset class at December 31,

	2007	2006	2005
	(in thousands)
Fixed maturities, available for sale	$39,782	$60,760	$42,007
Other long term investments	4,178	3,254	5,042

Unrealized gains on investments	$43,960	$64,014	$47,049

Included in other long term investments are equity securities.

Duration of Gross Unrealized Loss Positions for Fixed Maturities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, as of December 31, 2007 and 2006 respectively:

	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in thousands)
Fixed maturities, available for sale: 2007

U.S. Treasury securities and obligations of U.S. government corporations and agencies	$241,430	$11	$2,907	$113	$244,337	$124
Foreign government bonds	40,632	—	—	—	40,632	—
Corporate securities	2,096,194	11,824	343,673	9,937	2,439,867	21,761
Residential mortgage-backed securities	529,566	60	20,489	420	550,055	480
Commercial mortgage-backed securities	499,449	696	7,448	4	506,897	700
Asset-Backed Securities	477,664	18,395	165,002	4,272	642,666	22,667

Total	$3,884,935	$30,986	$539,519	$14,746	$4,424,454	$45,732

Fixed maturities, available for sale: 2006

U.S. Treasury securities and obligations of U.S. government corporations and agencies	$10,782	$41	$9,995	$198	$20,777	$239
Foreign government bonds	5,695	15	2,663	45	8,358	60
Corporate securities	363,697	4,034	540,307	14,830	904,004	18,864
Residential mortgage-backed securities	25,626	68	37,363	861	62,989	929
Commercial mortgage-backed securities	39,846	143	6,901	79	46,747	222
Asset-Backed Securities	349,559	323	144,421	4,518	493,980	4,841

Total	$795,205	$4,624	$741,650	$20,531	$1,536,855	$25,155

As of December 31, 2007, gross unrealized losses on fixed maturities totaled $45.7 million comprising 885 issuers. Of this amount, there was $30.9 million in the less than twelve months category comprising 810 issuers and $14.8 million in the greater than twelve months category comprising 75 issuers. There were 2 individual issuers with gross unrealized losses greater than $2 million. The gross unrealized losses of less than twelve months are comprised of $24.2 million of investment grade securities. Approximately $9.6 million of gross unrealized losses of twelve months or more were concentrated in the asset backed, services and manufacturing sectors. Based on a review of the above information in conjunction with other factors as outlined in our policy surrounding other than temporary impairments (see Note 2 to the Consolidated Financial Statements), we have concluded that an adjustment for other than temporary impairments for these securities was not warranted at December 31, 2007.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

As of December 31, 2006, gross unrealized losses on fixed maturities totaled $25 million comprising 325 issuers. Of this amount, there was $4.6 million in the less than twelve months category comprising 149 issuers and $20.5 million in the greater than twelve months category comprising 176 issuers. There were 3 individual issuers with gross unrealized losses greater than $1 million. The gross unrealized losses of less than twelve months are comprised of $0.4 million of investment grade securities. Approximately $8 million of gross unrealized losses of twelve months or more were concentrated in the finance and manufacturing sectors. Based on a review of the above information in conjunction with other factors as outlined in our policy surrounding other than temporary impairments (see Note 2 to the Consolidated Financial Statements), we have concluded that an adjustment for other than temporary impairments for these securities was not warranted at December 31, 2006.

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges investment securities it owns to unaffiliated parties through certain transactions including securities lending, securities sold under agreements to repurchase, and futures contracts. At December 31, 2007 and 2006, the carrying value of fixed maturities available for sale pledged to third parties as reported in the Consolidated Statements of Financial Position were $408 million and $142 million, respectively.

Fixed maturities of $4 million at December 31, 2007 and 2006 were on deposit with governmental authorities or trustees as required by certain insurance laws.

4. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

	2007	2006	2005
	(in thousands)
Balance, beginning of year	$1,959,431	$1,663,003	$1,429,027
Capitalization of commissions, sales and issue expenses	490,422	383,410	340,260
Amortization	(285,443)	(76,436)	(209,721)
Change in unrealized investment gains/(losses)	13,071	(10,546)	103,437
Impact of adoption of SOP 05-1	(3,166)	—	—

Balance, end of year	$2,174,315	$1,959,431	$1,663,003

Deferred acquisition costs include reductions in capitalization and amortization related to the reinsurance expense allowances resulting from the coinsurance treaty with Prudential Reinsurance Captive Company or “PARCC,” discussed in Note 13 to the Consolidated Financial Statements below. Ceded capitalization in the above table amounted to $123 million, $85 million and $69 million in 2007, 2006 and 2005 respectively. Amortization amounted to $16 million, $16 million and $17 million in 2007, 2006 and 2005 respectively.

5. POLICYHOLDERS’ LIABILITIES

Future policy benefits at December 31, are as follows:

	2007	2006
	(in thousands)
Life insurance – domestic	$1,390,687	$1,060,657
Life insurance – Taiwan	650,384	592,649
Individual and group annuities	49,625	48,625
Policy claims and other contract liabilities	84,630	63,558

Total future policy benefits	$2,175,326	$1,765,489

Life insurance liabilities include reserves for death benefits and other policy benefits. Individual and Group annuity liabilities include reserves for annuities with life contingencies that are in payout status.

Future policy benefits for domestic and Taiwan individual non-participating traditional life insurance policies are generally equal to the aggregate of (1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) any premium deficiency reserves. Assumptions as to mortality and persistency are based on the Company’s experience,

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

5. POLICYHOLDERS’ LIABILITIES (continued)

and in certain instances, industry experience, when the basis of the reserve is established. Interest rates range from 2.50% to 8.25% for setting domestic insurance reserves and 6.18% to 7.43% for setting Taiwan reserves.

Future policy benefits for individual and group annuities and supplementary contracts are generally equal to the aggregate of (1) the present value of expected future payments, and (2) any premium deficiency reserves. Assumptions as to mortality are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. The interest rates used in the determination of present values range from 1.06% to 14.75%, with approximately 23.47% of the reserves based on an interest rate in excess of 8.00%. The interest rate used in the determination of group annuities reserves is 14.75%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company’s experience. The interest rates used in the determination of the present values range from 4.04% to 5.85%.

Policyholders’ account balances at December 31, are as follows:

	2007	2006
	(in thousands)
Interest-sensitive life contracts	$3,244,881	$3,021,582
Individual annuities	1,348,884	1,650,069
Guaranteed investment contracts and guaranteed interest accounts	245,156	568,028
Dividend accumulations and other	237,733	244,242

Total policyholders’ account balances	$5,076,654	$5,483,921

Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. Interest crediting rates range from 3.00% to 5.35% for interest-sensitive life contracts. Interest crediting rates for individual annuities range from 1.06% to 13.00%, with less than 1.00% of policyholders’ account balances with interest crediting rates in excess of 8.00%. Interest crediting rates for guaranteed interest accounts range from 3.00% to 6.00%. Interest crediting rates range from 1.50% to 6.23% for dividend accumulations and other.

6. REINSURANCE

The Company participates in reinsurance, with Prudential Insurance, Prudential of Taiwan, Prudential Arizona Reinsurance Capitive Company “PARCC”, Universal Prudential Arizona Reinsurance Captive “UPARC” and other companies, in order to provide risk diversification, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability reassumed by the Company is considered to be remote.

During 2007, the Company amended the reinsurance agreements it entered into in 2005 covering its Lifetime Five benefit (“LT5”). The coinsurance agreement entered into with Prudential Insurance in 2005 provided for the 100% reinsurance of its LT5 feature sold on new business prior to May 6, 2005. This agreement was recaptured effective August 1, 2007. Effective July 1, 2005, the Company entered into a coinsurance agreement with Pruco Reinsurance, Ltd. (“Pruco Re”) providing for the 100% reinsurance of its LT5 feature sold on new business after May 5, 2005 as well as for riders issued on or after March 15, 2005 forward on business in-force before March 15, 2005. This agreement was amended effective August 1, 2007 to include the reinsurance of business sold prior to May 6, 2005 that was previously reinsured to Prudential Insurance.

Effective November 20, 2006, the Company entered into a coinsurance agreement with Pruco Re. providing for the 100% reinsurance of its Highest Daily Lifetime Five benefit feature sold on its annuities.

Effective October 1, 2006, the Company entered into an agreement to reinsure its universal life policies having no-lapse guarantees with an affiliated company, UPARC. UPARC reinsures 90% of the net amount of mortality at risk as well as 100% of the risk of uncollectible policy charges and fees associated with the no lapse provision of these policies.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

6. REINSURANCE (continued)

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers, for both long and short duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. The affiliated reinsurance agreements, including the Company’s reinsurance of all its Taiwan business as of February 1, 2001, are described further in Note 13 of the Consolidated Financial Statements.

Reinsurance amounts included in the Consolidated Statements of Operations and Comprehensive Income for the year ended December 31, are as follows:

	2007	2006	2005
	(in thousands)
Direct premiums and policy charges and fee income	$1,604,200	$1,279,125	$1,159,167
Reinsurance ceded	(854,254)	(687,916)	(556,706)

Premiums and policy charges and fee income	749,946	591,209	602,461

Policyholders’ benefits ceded	$434,522	$362,945	$294,674

Realized capital gains ceded, net	$35,557	$16,100	$—

Reinsurance premiums ceded for interest-sensitive life products is accounted for as a reduction of policy charges and fee income. Reinsurance ceded for term insurance products is accounted for as a reduction of premiums.

Realized capital gains ceded include the reinsurance of the Company’s derivatives under SFAS No. 133. Changes in the fair value of the derivatives are recognized through “Realized investment gains”. The Company has entered into reinsurance agreements to transfer the risk related to the embedded derivatives to affiliates. The Company also sells certain universal life products that contain a no lapse guarantee provision. The Company entered into an agreement with an affiliate (See Note 13 to the Consolidated Financial Statements) to reinsure these guarantees. These reinsurance agreements are derivatives and have been accounted for in the same manner as the embedded derivative.

Reinsurance recoverables, included in the Company’s Consolidated Statements of Financial Position at December 31, were as follows:

	2007	2006
	(in thousands)
Domestic life insurance – affiliated	$947,616	$616,707
Domestic life insurance – unaffiliated	1,910	(632)
Taiwan life insurance-affiliated	650,384	592,649

	$1,599,910	$1,208,724

Substantially all reinsurance contracts are with affiliates as of December 31, 2007 and 2006. These contracts are described further in Note 13 of the Consolidated Financial Statements.

The gross and net amounts of life insurance in force at December 31, were as follows:

	2007	2006	2005
		(in thousands)
Life insurance face amount in force	$388,072,515	$307,804,610	$253,768,618
Ceded	(346,204,265)	(271,758,791)	(221,900,847)

Net amount of life insurance in force	$41,868,250	$36,045,819	$31,867,771

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

7. INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, are as follows:

	2007	2006	2005
	(in thousands)
Current tax (benefit) expense:
U.S.	$8,570	$89,030	$(30,108)
Foreign	—	4	—

Total	8,570	89,034	(30,108)

Deferred tax expense (benefit):
U.S.	55,842	(26,572)	51,409

Total	55,842	(26,572)	51,409

Total income tax expense on income from operations	$64,412	$62,462	$21,301
Other comprehensive (loss) income	(3,062)	4,454	(29,525)
Cumulative effect of changes in accounting policy	(693)	—	—

Total income tax expense	$60,657	$66,916	$(8,224)

The income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes and cumulative effect of accounting change for the following reasons:

	2007	2006	2005
	(in thousands)
Expected federal income tax expense	$109,111	$113,839	$88,276
Non taxable investment income	(41,824)	(43,688)	(26,556)
Tax credits	(5,203)	(6,773)	—
IRS settlement for examination period 1997 to 2001	—	—	(32,656)
Other	2,328	(916)	(7,763)

Total income tax expense	$64,412	$62,462	$21,301

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2007	2006
	(in thousands)
Deferred tax assets
Insurance reserves	$124,182	$121,208
Investments	15,371	19,477
Other	4,265	563

Deferred tax assets	143,818	141,248

Deferred tax liabilities
Deferred acquisition costs	582,578	525,774
Net unrealized gains on securities	17,801	20,301
Other	1,643	1,954

Deferred tax liabilities	602,022	548,029

Net deferred tax liability	$458,204	$406,781

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

7. INCOME TAXES (continued)

Management believes that based on its historical pattern of taxable income, the Company and its subsidiaries will produce sufficient income in the future to realize its deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of the deferred tax asset that is realizable.

On January 1, 2007, the Company adopted FIN No. 48, “Accounting for Uncertainty in Income Taxes,” an Interpretation of FASB Statement No. 109. This interpretation prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on a tax return. Adoption of FIN No. 48 resulted in an increase to the Company’s income tax liability and a decrease to retained earnings of $0.7 million as of January 1, 2007.

The Company’s unrecognized tax benefits as of the date of adoption of FIN No. 48 and as of December 31, 2007 are as follows:

	Unrecognized tax benefits prior to 2002	Unrecognized tax benefits 2002 and forward	Total unrecognized tax benefits all years
	(in thousands)
Amounts as of January 1, 2007	$45,118	$6,608	$51,726

(Decreases) in unrecognized tax benefits taken in prior period	0	(826)	(826)
Increases in unrecognized tax benefits taken in current period	0	0	0

Amount as of December 31, 2007	$45,118	$5,782	$50,900

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate as of December 31, 2007	$45,118	$0	$45,118

The Company classifies all interest and penalties related to tax uncertainties as income tax expense. In 2007, the Company recognized $0.7 million in the statement of operations and recognized $4.8 million in liabilities in the statement of financial position for tax-related interest and penalties.

The Company's liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (the Service) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (tax attributes), the statute of limitations does not close, to the extent of these tax attributes, until the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to our liability for income taxes. Any such adjustment could be material to our results of operations for any given quarterly or annual period based, in part, upon the results of operations for the given period. The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next 12 months.

On January 26, 2006, the Service officially closed the audit of the Company’s consolidated federal income tax returns for the 1997 to 2001 periods. As a result of certain favorable resolutions, the Company’s consolidated statement of operations for the year ended December 31, 2005 included an income tax benefit of $33 million, reflecting a reduction in the Company’s liability for income taxes. The statute of limitations has closed for these tax years; however, there were tax attributes which were utilized in subsequent tax years for which the statute of limitations remains open.

In December 2006, the Service completed all fieldwork with regards to its examination of the consolidated federal income tax returns for tax years 2002-2003. The final report was submitted to the Joint Committee on Taxation for their review in April 2007. In July 2007, the Joint Committee returned the report to the Service for additional review of an industry issue regarding the methodology for calculating the dividends received deduction related to variable life insurance and annuity contracts. The Company is responding to the Service’s request for additional information. In August 2007, the Service issued Revenue Ruling 2007-54. Revenue Ruling 2007-54 included among other items, guidance on the methodology to be followed in calculating the dividends received deduction related to variable life insurance and annuity contracts. In September 2007, the Service released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S. Treasury Department and the Service intend to address through new regulations the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the dividends received deduction related to variable life insurance and annuity contracts. These activities had no impact on the Company’s 2007 results. The statute of limitations for the 2002-2003 tax years expires in 2009.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

7. INCOME TAXES (continued)

In January 2007, the Service began an examination of tax years 2004 through 2006. For tax year 2007, the Company participated in the Service’s new Compliance Assurance Program (CAP). Under CAP, the Service assigns an examination team to review completed transactions contemporaneously during the 2007 tax year in order to reach agreement with the Company on how they should be reported in the tax return. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax return is filed It is management’s expectation this new program will significantly shorten the time period between the Company’s filing of its federal income tax return and the Service’s completion of its examination of the return.

8. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals (“return of net deposits”), (2) total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”), or (3) the highest contract value on a specified date minus any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period including withdrawal and income benefits payable during specified periods.

The Company also issues annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options similar to variable annuities.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits.” In 2007 and 2006 there were no gains or losses on transfers of assets from the general account to a separate account.

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guarantees of benefits that are payable at annuitization or withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. As of December 31, 2007 and 2006 the Company had the following guarantees associated with these contracts, by product and guarantee type:

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

8. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

	December 31, 2007		December 31, 2006
	In the Event of Death	At Annuitization / Accumulation (1)	In the Event of Death	At Annuitization / Accumulation (1)
	( in thousands)		( in thousands)
Variable Annuity Contracts
Return of net deposits
Account value	$4,997,756	N/A	$3,646,205	N/A
Net amount at risk	$4,104	N/A	$1,834	N/A
Average attained age of contractholders	62 years	N/A	62 years	N/A
Minimum return or contract value
Account value	$11,355,802	$7,028,798	$10,995,201	$4,980,649
Net amount at risk	$739,233	$59,013	$854,303	$1,029
Average attained age of contractholders	65 years	61 years	65 years	60 years
Average period remaining until earliest expected annuitization	N/A	6 years	N/A	5 years
(1) Includes income and withdrawal benefits as described herein

Market value adjusted annuities	Unadjusted Value	Adjusted Value	Unadjusted Value	Adjusted Value
Account value	$204,459	$202,853	$251,407	$254,561

	December 31, 2007	December 31, 2006
	In the Event of Death
	(in thousands)
Variable Life, Variable Universal Life and Universal Life Contracts
No Lapse Guarantees
Separate account value	$2,194,765	$2,070,319
General account value	$976,679	$781,701
Net amount at risk	$43,309,645	$41,159,955
Average attained age of contractholders	48 years	47 years

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31, 2007	December 31, 2006
	(in thousands)
Equity funds	$9,126,548	$9,601,656
Bond funds	590,295	621,970
Balanced funds	4,763,978	2,303,074
Money market funds	328,323	289,776
Specialty funds	136,383	83,967

Total	$14,945,527	$12,900,443

In addition to the above mentioned amounts invested in separate account investment options, $1.408 billion and $1.741 billion of account balances of variable annuity contracts with guarantees (inclusive of contracts with MVA features) were invested in general account investment options in 2007 and 2006 respectively.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

8. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

Liabilities For Guaranteed Benefits

The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders’ benefits.” Guaranteed minimum withdrawal benefits (“GMWB”), guaranteed minimum income and withdrawal benefits (“GMIWB”), are considered to be bifurcated embedded derivatives under SFAS No. 133. Changes in the fair value of these derivatives, along with any fees received or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.” The liabilities for GMWB, and GMIWB are included in “Future policy benefits.” The Company maintains a portfolio of derivative investments that serve as an economic hedge of the risks of these products, for which the changes in fair value are also recorded in “Realized investment gains (losses), net.” This portfolio of derivatives investments does not qualify for hedge accounting treatment under U.S. GAAP.

	GMDB	GMIB	GMIWB	Total
	(in thousands)
Balance as of January 1, 2005	$43,837	$7,425	$—	$51,262
Incurred guarantee benefits (1)	25,021	4,941	(1,370)	28,592
Paid guarantee benefits	(16,663)	—	—	(16,663)

Balance as of December 31, 2005	$52,195	$12,366	$(1,370)	$63,191
Incurred guarantee benefits (1)	32,632	5,370	(6,966)	31,036
Paid guarantee benefits	(15,779)	—	—	(15,779)

Balance as of December 31, 2006	$69,048	$17,736	$(8,336)	$78,448
Incurred guarantee benefits (1)	33,005	(8,831)	43,569	67,743
Paid guarantee benefits	(11,198)	—	—	(11,198)

Balance as of December 31, 2007	$90,855	$8,905	$35,233	$134,993

(1)	Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates effecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The GMIB liability is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue (or, in the case of acquired contracts, at the acquisition date), the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised.

The GMIWB features predominantly present a benefit that provides a contractholder with two optional methods to receive guaranteed minimum payments over time— a “withdrawal” option (available on only one of registrant’s GMIWB features) and an “income” option (available under each of registrant’s GMIWB features). The withdrawal option guarantees that, upon the election of such benefit, a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of: (1) the account value on the date of first withdrawal; (2) cumulative premiums when withdrawals commence, less cumulative withdrawals plus a minimum return; or (3) the highest contract value on a specified date minus any withdrawals. The income option guarantees that a contractholder can withdraw a specified percentage of the

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

8. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

“protected value” each year for the annuitant’s life (or joint lives, in the case of the spousal version of the benefit). The Company has several variations of this GMIWB that vary, among other things, with regard to how the protected value is calculated and how the customer may make withdrawals.

Deferred Sales Inducements

The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. The Company offers various types of sales inducements. These inducements include: (i) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit and (ii) additional interest credits after a certain number of years a contract is held. Changes in deferred sales inducements are as follows:

	2007	2006	2005
	((in thousands)
Balance, beginning of year	$182,578	$139,012	$110,460
Capitalization	57,253	57,302	43,349
Amortization	(24,774)	(13,736)	(14,797)

Balance, end of year	$215,057	$182,578	$139,012

9. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income (loss) for the Company amounted to $61 million, $499 million, and $2 million for the years ended December 31, 2007, 2006, and 2005, respectively. Statutory surplus of the Company amounted to $773 million and $1,020 million at December 31, 2007 and 2006, respectively. The Company obtained reinsurance in October 2006 on the portion of Universal life business containing no lapse guarantees, from an affiliate. This affiliated reinsurance agreement mitigates surplus strain and is discussed further in Note 13 to the Consolidated Financial Statements.

The Company prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Prescribed statutory accounting practices include publications of the NAIC, state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

The Company is subject to Arizona law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the Arizona Department of Insurance. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, the Company would be permitted a dividend distribution of up to $57 million without prior approval in 2007. The Company paid a dividend of $102 million, and returned capital of $198 million, to its parent company in 2007. In 2006, there were no dividends paid or a return of capital to the parent company.

10. FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair values presented below have been determined by using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. These fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the fair values. The methods and assumptions discussed below were used in calculating the fair values of the instruments. See Note 11 to the Consolidated Financial Statements for a discussion of derivative instruments.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

10. FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)

Fixed maturities

The fair values of public fixed maturity securities are based on quoted market prices or estimates from independent pricing services. However, for investments in private placement fixed maturity securities, this information is not available. For these private investments, the fair value is determined typically by using a discounted cash flow model, which considers current market credit spreads for publicly traded issues with similar terms by companies of comparable credit quality, and an additional spread component for the reduced liquidity associated with private placements. This additional spread component is determined based on surveys of various third party financial institutions. Historically, changes in estimated future cash flows or the assessment of an issuer’s credit quality have been the more significant factors in determining fair values. In determining the fair value of certain fixed maturity securities, the discounted cash flow model may also use unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the security.

Commercial Loans

The fair value of commercial loans, other than those held by the Company’s commercial mortgage operations, is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, and adjusted for the current market spread for similar quality loans.

The fair value of commercial loans held by the Company’s commercial mortgage operations is based upon various factors, including the terms of the loans, the intended exit strategy for the loans based upon either a securitization pricing model or commitments from investors, prevailing interest rates, and credit risk.

Policy loans

The fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Investment contracts

For guaranteed investment contracts, income annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For individual deferred annuities and other deposit liabilities, carrying value approximates fair value. Investment contracts are reflected within “Policyholders’ account balances.”

The following table discloses the carrying amounts and fair values of the Company’s financial instruments at December 31:

	2007		2006
	Carrying Value	Fair Value	Carrying Value	Fair Value
		(in thousands)
Financial assets:

Fixed maturities, available for sale	$4,509,969	$4,509,969	$4,911,274	$4,911,274
Policy loans	961,054	1,079,129	915,060	973,206
Short term investments	119,606	119,606	97,097	97,097
Commercial Loans	745,223	750,581	508,094	510,985
Cash and cash equivalents	92,964	92,964	485,199	485,199
Separate account assets	24,609,488	24,609,488	21,952,272	21,952,272
Derivatives	(20,497)	(20,497)	(2,973)	(2,973)
Equity Securities	30,107	30,107	29,683	29,683

Financial liabilities:

Investment contracts	$363,730	$363,730	$660,631	$659,100
Cash collateral for loaned securities	142,680	142,680	134,982	134,982
Securities sold under agreements to repurchase	272,803	272,803	13,226	13,226
Short Term Debt to affiliates	55,863	55,863	25,348	25,348
Separate account liabilities	24,609,488	24,609,488	21,952,272	21,952,272

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

11. DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Exchange-traded futures are used by the Company to reduce risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the values of underlying referenced securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures transactions with regulated futures commissions merchants that are members of a trading exchange.

Currency derivatives, including currency swaps, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit derivatives are used by the Company to enhance the return on the Company’s investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company can sell credit protection on an identified name, or a basket of names in a first to default structure, and in return receive a quarterly premium. With single name credit default derivatives, this premium or credit spread generally corresponds to the difference between the yield on the referenced name’s public fixed maturity cash instruments and swap rates, at the time the agreement is executed. With first to default baskets, the premium generally corresponds to a high proportion of the sum of the credit spreads of the names in the basket. If there is an event of default by the referenced name or one of the referenced names in a basket, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security. In addition to selling credit protection, the Company may purchase credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.

Embedded Derivatives

As described in Note 8, the Company sells variable annuity products which contain embedded derivatives. The Company has entered into reinsurance agreements to transfer the risk related to the embedded derivatives to affiliates. The Company also sells certain universal life products that contain a no lapse guarantee provision. The Company entered into an agreement with an affiliate (See Note 13 to the Consolidated Financial Statements) to reinsure these guarantees that are accounted for in the same manner as the embedded derivative. These embedded derivatives are marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models.

The Company invests in fixed maturities that, in addition to a stated coupon, provide a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available for sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

11. DERIVATIVE INSTRUMENTS (continued)

Credit Risk

The Company is exposed to credit-related losses in the event of nonperformance by counterparties that is related to the financial derivative transactions. The Company manages credit risk by entering into derivative transactions with major commercial and investment banks and other creditworthy counterparties, and by obtaining collateral where appropriate and by limiting its single party credit exposures.

The credit exposure of the Company’s over-the-counter (OTC) derivative transactions is represented by the contracts with a positive fair value (market value) at the reporting date. Substantially all of the Company’s over-the-counter derivative contracts are transacted with an affiliate. The Company effects exchange-traded futures and options transactions through regulated exchanges and these transactions are settled on a daily basis, thereby reducing credit risk exposure in the event of nonperformance by counterparties to such financial instruments.

12. COMMITMENTS, CONTINGENCIES AND LITIGATION AND REGULATORY MATTERS

Commitments

The Company has made commitments to fund $23 million of commercial loans in 2007. The Company also made commitments to purchase or fund investments, mostly private fixed maturities, of $42 million in 2007.

Contingencies

On an ongoing basis, our internal supervisory and control functions review the quality of our sales, marketing, administration and servicing, and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In these cases, we offer customers appropriate remediation and may incur charges and expenses, including the costs of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate payments in connection with these matters should not have a material adverse effect on the Company’s financial position.

Litigation and Regulatory Proceedings

We are subject to legal and regulatory actions in the ordinary course of our businesses, including class action lawsuits. Our pending legal and regulatory actions include proceedings specific to us and proceedings generally applicable to business practices in the industries in which we operate. We are subject to class action lawsuits and individual lawsuits involving a variety of issues, including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breaching fiduciary duties to customers. In our annuity operations, we are subject to litigation involving class action lawsuits and other litigation alleging, among other things, that we made improper or inadequate disclosures in connection with the sale of annuity products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers. We are also subject to litigation arising out of our general business activities, such as our investments and third-party contracts. Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to us and our businesses and products. In addition, we, along with other participants in the businesses in which we engage, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of our pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

Stewart v. Prudential, et al. is a lawsuit brought in the Circuit Court of the First Judicial District of Hinds County, Mississippi by the beneficiaries of an alleged life insurance policy against the Company and Prudential Insurance. The complaint alleges that the Prudential defendants acted in bad faith when they failed to pay a death benefit on an alleged contract of insurance that was never delivered. In February 2006, the jury awarded the plaintiffs $1.4 million in compensatory damages and $35 million in punitive damages. Motions for a new trial, judgment notwithstanding the verdict and remittitur were denied in June 2006. In October 2007, the Mississippi Supreme Court reversed the trial court and dismissed the case. Plaintiffs filed a motion for reconsideration, which was denied.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

12. COMMITMENTS, CONTINGENCIES AND LITIGATION AND REGULATORY MATTERS (continued)

Our litigation and regulatory matters are subject to many uncertainties, and given its complexity and scope, their outcome cannot be predicted. It is possible that our results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on our financial position. Management believes, however, that based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on our financial position.

13. RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. It is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Expense Charges and Allocations

Many of the Company’s expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.

The Company’s general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. Beginning in 2003, general and administrative expenses also includes allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock option program was less than $0.4 million for the twelve months ended December 31, 2007 and 2006. The expense charged to the Company for the deferred compensation program was $3 million and $4 million for the twelve months ended December 31, 2007 and 2006, respectively.

The Company receives a charge to cover its share of employee benefits expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final group earning and length of service. While others are based on an account balance, which takes into consideration age, service and earnings during career.

Prudential Insurance sponsors voluntary savings plans for the Company’s employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The expense charged the Company for the matching contribution to the plans was $3.5 million, $2.6 million and $2.2 million in 2007, 2006 and 2005 respectively.

The Company’s share of net expense for the pension plans was $7.4 million, $7.2 million and $4.6 million in 2007, 2006 and 2005 respectively.

The Company is charged distribution expenses from Prudential Insurance’s agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.

Affiliated Asset Management Fee Income

In accordance with a revenue sharing agreement with Prudential Investments LLC, the Company receives fee income from policyholders’ account balances invested in the Prudential Series Funds (“PSF”). The Company also receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust Funds. These revenues are recorded as “Asset management fees” in the Consolidated Statements of Operations and Comprehensive Income.

Corporate Owned Life Insurance

The Company has sold four Corporate Owned Life Insurance or, “COLI,” policies to Prudential Insurance, and one during the third quarter of 2007 to Prudential Financial. The cash surrender value included in separate accounts for the COLI policies was $1.431 billion and $1.322 billion at December 31, 2007 and December 31, 2006, respectively. Fees related to the COLI policies were $33 million, $20 million and $21 million for the years ending December 31, 2007, 2006 and 2005.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

13. RELATED PARTY TRANSACTIONS (continued)

Reinsurance with affiliates

UPARC

Effective October 1, 2006, the Company entered into an agreement to reinsure universal life policies written by Pruco Life Insurance Company with no-lapse guarantees with an affiliated company, UPARC. UPARC reinsures 90% of the net amount of mortality at risk as well as 100% of the risk of uncollectible policy charges and fees associated with the no lapse provision of these policies. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. There was no net cost associated with the initial transactions.

Reinsurance recoverables related to this transaction were $24 million and $5 million as of December 31, 2007 and December 31, 2006, respectively. Fees ceded to UPARC in 2007 and 2006 were $39 million and $8 million, respectively. Benefits ceded in 2007 and 2006 were $30 million and $6 million, respectively. Realized gains and losses include a $13 million gain related to the change in the value of embedded derivatives resulting from reinsuring the no lapse feature.

Concurrent with implementing this new agreement, the Company recaptured the policies previously reinsured under a yearly renewable term reinsurance treaty with Prudential Insurance.

PARCC

The Company reinsures with PARCC 90% of the risks under its term life insurance policies through an automatic and facultative coinsurance agreement. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. Reinsurance recoverables related to this transaction were $835 million and $556 million as of December 31, 2007 and December 31, 2006, respectively. Premiums ceded to PARCC in 2007, 2006 and 2005 were $528 million and $388 million and $297 million, respectively. Benefits ceded in 2007, 2006 and 2005 were $197 million, $144 million, and $111 million respectively.

Concurrent with implementing this new agreement, the Company recaptured the policies previously reinsured under a coinsurance treaty with Pruco Re.

Prudential Insurance

The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks, not otherwise reinsured. Reinsurance recoverables were $53 million and $56 million as of December 31, 2007 and December 31, 2006, respectively. Premiums and fees ceded to Prudential Insurance in 2007, 2006 and 2005 were $203 million, $208 million and $178 million, respectively. Benefits ceded in 2007, 2006 and 2005 were $191 million, $199 million and $174 million, respectively. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. During 2005, the Company entered into a coinsurance agreement with Prudential Insurance providing for the 100% reinsurance of its Lifetime Five benefit feature sold on its annuities prior to May 6, 2005 as part of its risk management and capital management strategies for annuities.

The Company has reinsured a group annuity contract, with Prudential Insurance, in consideration for a single premium payment by the Company, providing reinsurance equal to 100% of all payments due under the contract. In addition, there are two yearly renewable term agreements in which the Company may offer, and the reinsurer may accept reinsurance on any life in excess of the Company’s maximum limit of retention. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. Group annuities affiliated benefits ceded were $2 million in 2007, $2 million in 2006, and $2 million in 2005.

Pruco Re

During 2007, the Company amended the reinsurance agreements it entered into in 2005 covering its Lifetime Five benefit (“LT5”). The coinsurance agreement entered into with Prudential Insurance in 2005 provided for the 100% reinsurance of its LT5 feature sold on new business prior to May 6, 2005. This agreement was recaptured effective August 1, 2007. Effective July 1, 2005, the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its LT5 feature sold on new business after May 5, 2005 as well as for riders issued on or after March 15, 2005 forward on business in-force before March 15, 2005. This agreement was amended effective August 1, 2007 to include the reinsurance of business sold prior to May 6, 2005 that was previously reinsured to Prudential Insurance.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

13. RELATED PARTY TRANSACTIONS (continued)

Effective November 20, 2006, the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its Highest Daily Lifetime Five benefit feature sold on its annuities. Reinsurance recoverables related to this agreement were $35 million as of December 31, 2007.

Taiwan branch reinsurance agreement

On January 31, 2001, the Company transferred all of its assets and liabilities associated with the Company’s Taiwan branch including Taiwan’s insurance book of business to an affiliated Company, Prudential Life Insurance Company of Taiwan Inc. (“Prudential of Taiwan”), a wholly owned subsidiary of Prudential Financial.

The mechanism used to transfer this block of business in Taiwan is referred to as a “full acquisition and assumption” transaction. Under this mechanism, the Company is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet-matured obligations. Prudential of Taiwan is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the insurance related assets and liabilities was accounted for as a long-duration coinsurance transaction under accounting principles generally accepted in the United States. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverables is established.

Affiliated premiums ceded for the periods ended December 31, 2007, 2006 and 2005 from the Taiwan coinsurance agreement were $82 million, $84 million and $81 million, respectively. Affiliated benefits ceded for the periods ended December 31, 2007, 2006 and 2005 from the Taiwan coinsurance agreement were $17 million, $15 million and $13 million, respectively.

Included in the total affiliated reinsurance recoverables balances of $1,598 million and $1,209 million at December 31, 2007 and December 31, 2006, respectively, were reinsurance recoverables related to the Taiwan coinsurance agreement of $650 million and $593 million at December 31, 2007 and December 31, 2006, respectively.

Purchase of fixed maturities from an affiliate

During 2007, the Company purchased fixed maturities securities from an affiliated company, Commerce Street. The investments included collateralized mortgage backed securities. These securities were recorded at an amortized cost of $136 million and a fair value of $135 million. The net difference between historic amortized cost and the fair value, net of taxes was $1 million.

During 2007, the Company purchased fixed maturities securities from Prudential Insurance. The investments included public and private placement bonds. These securities were recorded at an amortized cost of $64 million and a fair value of $64 million. The net difference between historic amortized cost and the fair value, net of taxes was less than $1 million.

During 2006 the Company transferred fixed maturities securities, from the Company to an affiliate. The investments included public and private high yield bonds, private placement bonds, and mortgage loans. These securities were recorded at an amortized cost of $151 million and a fair value of $150 million. The net difference between historic amortized cost and the fair value, net of taxes was less than $1 million.

Debt Agreements

The Company has an agreement with Prudential Funding, LLC, a wholly owned subsidiary of Prudential Insurance which allows it to borrow funds for working capital and liquidity needs. The borrowings under this agreement are limited to $600 million. There was $56 million of debt outstanding to Prudential Funding, LLC as of December 31, 2007 as compared to $25 million at December 31, 2006. Interest expense related to this agreement was $0.6 million in 2007 and $3 million in 2006, with related interest charged at a variable rate of 4.26% to 5.86%. As of December 31, 2007 and December 31, 2006, there was $415 million and $148 million, respectively, of asset-based financing.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

14. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2007 and 2006 are summarized in the table below:

	Three months ended (in thousands)
	March 31	June 30	September 30	December 31
2007
Total revenues	$276,384	$272,384	$322,648	$288,608
Total benefits and expenses	207,972	203,941	221,058	215,307
Income from operations before income taxes	68,412	68,443	101,590	73,301
Net income	56,027	50,163	85,914	55,230

2006
Total revenues	$244,962	$226,855	$210,515	$284,109
Total benefits and expenses	203,567	202,608	31,204	203,808
Income from operations before income taxes	41,395	24,247	179,311	80,301
Net income	35,333	22,938	138,991	65,530

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of

Pruco Life Insurance Company

In our opinion, the consolidated financial statements listed in the accompanying index present fairly, in all material respects, the financial position of Pruco Life Insurance Company (a wholly owned subsidiary of The Prudential Insurance Company of America) and its subsidiaries at December 31, 2007 and December 31, 2006, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2007 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 of the consolidated financial statements, the Company changed its method of accounting for uncertainty in income taxes and for deferred acquisition costs in connection with modifications or exchanges of insurance contracts on January 1, 2007.

PricewaterhouseCoopers LLP (signed)

New York, New York

March 14, 2008

PART C:

OTHER INFORMATION

Item 26. EXHIBITS

Exhibit number	Description of Exhibit

(a)	Board of Directors Resolution:
(i)	Resolution of Board of Directors of Pruco Life Insurance Company establishing the Pruco Life Variable Universal Account. (Note 5)
(ii)	Amendment of Separate Account Resolution. (Note 6)

(b)	Not Applicable.

(c)	Underwriting Contracts:
(i)	Distribution Agreement between Pruco Securities, LLC and Pruco Life Insurance Company. (Note 5)
(ii)	Proposed form of Agreement between Pruco Securities, LLC and independent brokers with respect to the Sale of the Contracts. (Note 5)

(d)	Contracts:
(i)	Variable Universal Life Insurance Contract. (VUL-2004) (Note 8)
(ii)	Variable Universal Life Insurance Contract. (VUL-2005) (Note 12)
(iii)	Variable Universal Life Insurance Contract. (VUL-2008) (Note 1)
(iv)	Rider for Insured’s Accidental Death Benefit - VL 110B 2000 (Note 7)
(v)	Rider for Payment of Invested Premium Amount Benefit Upon Insured’s Total Disability - VL 100 B-2004. (Note 10)
(vi)	Rider for Payment of Invested Premium Amount Benefit Upon Insured’s Total Disability - VL 100 B-2007. (Note 1)
(vii)	Rider for Level Term Insurance Benefit on Dependent Children - VL 182B 2000. (Note 7)
(viii)	Rider for Level Term Insurance Benefit on Dependent Children - VL 182B 2005. (Note 1)
(ix)	Rider for Level Term Insurance Benefit on Dependent Children-From Conversions - V L 184 B 2000. (Note 7)
(x)	Rider for Level Term Insurance Benefit on Dependent Children-From Conversions - V L 184 B 2005. (Note 1)
(xi)	Rider for Flexible Term Insurance Benefit on Life of Insured - VL 197 B 2003. (Note 8)
(xii)	Rider for Flexible Term Insurance Benefit on Life of Insured -VL 197 B3 2003. (Note 7)
(xiii)	Rider for Settlement Options to Provide Acceleration of Death Benefits: All states except NY-ORD87241-90-P (Note 7)
(xiv)	Endorsement for Type C Death Benefit Option - PLI 492 2003 (Note 7)
(xv)	Endorsement for Type C Death Benefit Option - PLI 492 2007 (Note 1)

(e)	Application:
(i)	Application for Variable Universal Life Insurance Contract. (Note 9)
(ii)	Supplement to the Application for Variable Universal Life Insurance Contract. (Note 4)

(f)	Depositor’s Certificate of Incorporation and By-Laws:
(i)	Articles of Incorporation of Pruco Life Insurance Company, as amended October 19, 1993. (Note 2)
(ii)	By-laws of Pruco Life Insurance Company, as amended May 6, 1997. (Note 3)

(g)	Reinsurance Contracts:
(i)	Agreement between Pruco Life and Munich American Reassurance Company. (Note 11)
(ii)	Amendments (1, 5, 6, Exhibit A) to the Agreement between Pruco Life and Munich American Reassurance Company. (Note 11)
(iii)	Amendment (7) to the Agreement between Pruco Life and Munich American Reassurance Company (Note 14)
(iv)	Amendments (8 & 9) to the Agreement between Pruco Life and Munich American Reassurance Company. (Note 1)
(v)	Agreement between Pruco Life and Scottish Re, Inc. (Note 11)
(vi)	Amendments (1, 2, 3, Exhibit A) to the Agreement between Pruco Life and Scottish Re, Inc. (Note 11)
(vii)	Amendment (4) to the Agreement between Pruco Life and Scottish Re, Inc. (Note 14)
(viii)	Amendments (5 & 6) to the Agreement between Pruco Life and Scottish Re, Inc. (Note 1)
(ix)	Agreement between Pruco Life and Prudential. (Note 13)
(x)	Agreement between Pruco Life and General Re Life Corporation. (Note 14)
(xi)	Amendments (1 & 2) to the Agreement between Pruco Life and General Re Life Corporation. (Note 1)
(xii)	Agreement between Pruco Life and Optimum Re Insurance Company. (Note 14)
(xiii)	Amendment (1) to the Agreement between Pruco Life and Optimum Re Insurance Company. (Note 1)
(xiv)	Agreement between Pruco Life and RGA Reinsurance Company. (Note 14)
(xv)	Amendment (1) to the Agreement between Pruco Life and RGA Reinsurance Company. (Note 14)

       (h)      Participation Agreement:
                (i)      American Skandia Trust Participation Agreement, as amended June 8, 2005 (Note 12)
                (ii)     Participation Agreement between Pruco Life and American Century (Note 1)
                (iii)    Amendment #3 to the Participation Agreement between Pruco Life and American Century (Note 1)
                (iv)     Participation Agreement between Pruco Life and Dreyfus (Note 1)
                (v)      Participation Agreement between Pruco Life and Janus (Note 1)
                (vi)     Participation Agreement between Pruco Life and JPMorgan (Note 1)
                (vii)    Participation Agreement between Pruco Life and MFS (Note 1)
                (viii)   Amendment #6 to the Participation Agreement between Pruco Life and MFS (Note 1)
                (ix)     Participation Agreement between Pruco Life and Neuberger Berman (Note 1)

(i)	Administrative Contracts:
(i)	Service Agreement between Prudential and First Tennessee Bank National Association. (Note 1)

(j)	Powers of Attorney (Note 1):
(i)	James J. Avery, Jr., Helen M. Galt, Bernard J. Jacob, Scott D. Kaplan, Tucker I. Marr, David R. Odenath Jr, and Scott G. Sleyster.

(k)	Opinion and Consent of Thomas C. Castano, Esq., as to the legality of the securities being registered. (Note 1)

(l)	Not applicable.

(m)	Not applicable.

(n)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm. (Note 1)

(o)	None.

(p)	Not applicable.

(q)	Redeemability Exemption (Note 1):
(i)	Memorandum describing Pruco Life Insurance Company's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii).

---------------------------------------------------------

(Note	1)	Filed herewith.
(Note 2)	Incorporated by reference to Form S-6, Registration No. 333-07451, filed July 2, 1996 on behalf of the Pruco Life Variable Appreciable Account.
(Note 3)	Incorporated by reference to Form 10-Q, Registration No. 33-37587, filed August 15, 1997 on behalf of the Pruco Life Insurance Company.
(Note 4)	Incorporated by reference to Form S-6, Registration No. 333-85115, filed on August 13, 1999 on behalf of the Pruco Life Variable Universal Account.
(Note 5)	Incorporated by reference to Post-Effective Amendment No. 10 to Form S-6, Registration No. 33-29181, filed April 28, 1997 on behalf of the Pruco Life Variable Universal Account.
(Note 6)	Incorporated by reference to Form S-6, Registration No. 333-94117, filed January 5, 2000 on behalf of the Pruco Life Variable Universal Account.
(Note 7)	Incorporated by reference to Form N-6, Registration No. 333-109284, filed September 30, 2003 on behalf of the Pruco Life Variable Universal Account.
(Note 8)	Incorporated by reference to Form N-6 to this Registration Statement, filed February 13, 2004 on behalf of the Pruco Life Variable Universal Account.
(Note 9)	Incorporated by reference to Pre-Effective Amendment No. 1 to this Registration Statement, filed April 13, 2004 on behalf of the Pruco Life Variable Universal Account.
(Note 10)	Incorporated by reference to Post-Effective Amendment No. 1 to this Registration Statement, filed February 15, 2005 on behalf of the Pruco Life Variable Universal Account.
(Note 11)	Incorporated by reference to Post-Effective Amendment No. 2 to this Registration Statement, filed April 19, 2005 on behalf of the Pruco Life Variable Universal Account.
(Note 12)	Incorporated by reference to Post-Effective Amendment No. 3 to this Registration Statement, filed August 12, 2005 on behalf of the Pruco Life Variable Universal Account.
(Note 13)	Incorporated by reference to Post-Effective Amendment No. 6 to this Registration Statement, filed April 19, 2006 on behalf of the Pruco Life Variable Universal Account.
(Note 14)	Incorporated by reference to Post-Effective Amendment No. 7 to this Registration Statement, filed April 12, 2007 on behalf of the Pruco Life Variable Universal Account.

Item 27.	Directors and Major Officers of Pruco Life

The directors and major officers of Pruco Life, listed with their principal occupations, are shown below. The Principal business address of the directors and officers listed below is 213 Washington Street, Newark, New Jersey 07102.

DIRECTORS OF PRUCO LIFE

JAMES J. AVERY, JR. - Director

HELEN M. GALT - Chief Actuary and Director

BERNARD J. JACOB - Treasurer and Director

SCOTT D. KAPLAN - Chief Executive Officer, President, and Director

DAVID R. ODENATH, JR. - Director

SCOTT SLEYSTER - Director

OFFICERS WHO ARE NOT DIRECTORS

THOMAS C. CASTANO - Chief Legal Officer and Secretary

TUCKER I. MARR - Chief Financial Officer and Chief Accounting Officer

JAMES M. O’CONNOR - Senior Vice President

Item 28.	Persons Controlled by or Under Common Control with the Depositor or the Registrant

See Annual Report on Form 10-K of Prudential Financial, Inc., File No. 001-16707, filed February 27, 2008.

Item 29.	Indemnification

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability, which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.

Arizona, being the state of organization of Pruco Life, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et seq. of the Arizona Statutes Annotated. The text of Pruco Life’s By-law, Article VIII, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 3(ii) to its Form 10-Q, SEC File No. 33-37587, filed August 15, 1997.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the

Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.	Principal Underwriters

Pruco Securities, LLC ("Prusec"), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Contract. Prusec, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (FINRA). (Prusec is a successor company to Pruco Securities Corporation, established on February 22, 1971.) Prusec's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777.

The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so.

                                          MANAGERS AND OFFICERS OF PRUCO SECURITIES, LLC
                                                            ("Prusec")

Name and Principal
Business Address                                                         Position and Office With Depositor
--------------------------------------------------                       ---------------------------------------------
John W. Greene  (Note 1)                                                 Chairman of the Board, Manager
John G. Gordon  (Note 1)                                                 President, Manager, Chief Operating Officer
Margaret R. Horn (Note 1)                                                Controller, Chief Financial Officer
Andrew M. Shainberg (Note 1)                                             Vice President, Chief Compliance Officer
Noreen M. Fierro (Note 2)                                                Vice President, Anti-Money Laundering Officer
Francine B. Boucher (Note 1)                                             Secretary, Chief Legal Officer
Joan H. Cleveland (Note 1)                                               Vice President
Thomas H. Harris   (Note 1)                                              Vice President
Yolanda M. Doganay (Note 1)                                              Vice President
Mark A. Hug  (Note 1)                                                    Vice President, Manager
Patrick L. Hynes  (Note 5)                                               Vice President
Michele Talafha  (Note 4)                                                Assistant Vice President
James J. Avery, Jr (Note 1)                                              Manager
David R. Odenath (Note 2)                                                Manager
Judy A. Rice (Note 3)                                                    Manager
Matthew J. Voelker (Note 6)                                              Manager
David Campen  (Note 1)                                                   Assistant Controller
Robert Szuhany  (Note 1)                                                 Assistant Controller
Janice Pavlou  (Note 1)                                                  Assistant Controller
Mary Ellen Yourth (Note 1)                                               Assistant Controller
Bernard J. Jacob (Note 2)                                                Treasurer
Paul F. Blinn   (Note 1)                                                 Assistant Treasurer
Kathleen C. Hoffman  (Note 2)                                            Assistant Treasurer
Laura J. Delaney (Note 2)                                                Assistant Treasurer
Kathleen Gibson  (Note 2)                                                Vice President, Assistant Secretary
Thomas C. Castano  (Note 1)                                              Assistant Secretary
Patricia Christian  (Note 1)                                             Assistant Secretary
Mary Jo Reich  (Note 1)                                                  Assistant Secretary
Stephen W. Gauster (Note 2)                                              Assistant Secretary

(Note 1) 213 Washington Street, Newark, NJ 07102
(Note 2) 751 Broad Street, Newark, NJ 07102
(Note 3) 3 Gateway Center, Newark, New Jersey  07102
(Note 4) One New York Plaza, 16th Floor, New York, NY 10292
(Note 5) 200 Wood Avenue South, Iselin, NJ  08830
(Note 6) 2998 Douglas Boulevard HP2, Roseville, California  95661

Prusec serves as principal underwriter of the variable insurance Contracts issued by Pruco Life. Prusec received gross distribution revenue for its variable life products of $90,865,268 in 2007, $91,615,140 in 2006, and $95,241,637 in 2005. Prusec passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the policies. However, Prusec does retain a portion of compensation it receives with respect to sales by its representatives. Prusec retained compensation of $16,112,532 in 2007, $11,528,129 in 2006, and $15,018,502 in 2005. Prusec offers the Contract on a continuous basis.

Because Prusec registered representatives who sell the Contracts are also our life insurance agents, they may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer, such as conferences, trips, prizes, and awards, subject to applicable regulatory requirements. In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

Item 31.	Location of Accounts and Records

The Depositor, Pruco Life Insurance Company, is located at 213 Washington Street, Newark, New Jersey 07102-2992.

The Principal Underwriter, Pruco Securities, LLC, is located at 751 Broad Street, Newark, New Jersey 07102-3777.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

Item 32.	Management Services

Not Applicable.

Item 33.	Representation of Reasonableness of Fees

Pruco Life Insurance Company (“Pruco Life”) represents that the fees and charges deducted under the Variable Universal Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life.

Signatures

Pursuant to the requirements of the Securities Act of 1933, the Registrant, the Pruco Life Variable Universal Account, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 18th day of April, 2008.

(Seal)	Pruco Life Variable Universal Account
(Registrant)

By: Pruco Life Insurance Company
(Depositor)

Attest: /s/ Thomas C. Castano                By: /s/ Scott D. Kaplan
        Thomas C. Castano                           Scott D. Kaplan
         Secretary                                  President and Chief Executive Officer

Pursuant to the  requirements  of the Securities Act of 1933, this  Post-Effective  Amendment No. 8 to the  Registration  Statement has
been signed below by the following persons in the capacities indicated on this 18th day of April, 2008.

             Signature and Title

  /s/*
Tucker I. Marr
Vice President, Chief Financial Officer
and Chief Accounting Officer

  /s/*
James J. Avery, Jr.
Director

                                                   *By: /s/ Thomas C.  Castano
 /s/*
Helen M. Galt                                              Thomas C. Castano
Director                                                   (Attorney-in-Fact)

 /s/*
Bernard J. Jacob
Director

  /s/*
Scott D. Kaplan
Director

  /s/*
David R. Odenath, Jr.
Director

  /s/*
Scott Sleyster
Director

EXHIBIT INDEX

   Item 26.

   (d) Contracts:                      (iii) Variable Universal Life Insurance Contract.                                             C-

                                       (vi) Rider for Payment of Invested Premium Amount Benefit Upon Insured's                      C-
                                            Total Disability - VL 100 B-2007.

                                       (viii) Rider for Level Term Insurance Benefit on Dependent Children - VL 182B-2005            C-

                                       (x) Rider for Level Term Insurance Benefit on Dependent Children-From Conversions -           C-
                                        VL 184B-2005

                                       (xv) Endorsement for Type C Death Benefit Option - PLI 492-2007                               C-

   (g) Reinsurance Contracts:          (iv) Amendments (8, 9) to the Agreement between Pruco Life and Munich American Reassurance   C-
                                            Company.

                                       (viii) Amendments (5, 6) to the Agreement between Pruco Life and Scottish Re, Inc.           C-

                                       (xi) Amendments (1, 2) to the Agreement between Pruco Life and General Re Life Corporation.  C-

                                       (xiii) Amendment (1) to the Agreement between Pruco Life and Optimum Re Insurance Company.    C-

   (h) Participation Agreement:        (ii) Participation Agreement between Pruco Life and American Century                          C-

                                       (iii) Amendment #3 to the Participation Agreement between Pruco Life and American Century.    C-

                                       (iv) Participation Agreement between Pruco Life and Dreyfus.                                  C-

                                       (v)  Participation Agreement between Pruco Life and Janus.                                    C-

                                       (vi) Participation Agreement between Pruco Life and JPMorgan.                                 C-

                                       (vii) Participation Agreement between Pruco Life and MFS.                                     C-

                                       (viii) Amendment #6 to the Participation Agreement between Pruco Life and MFS.                C-

                                       (ix) Participation Agreement between Pruco Life and Neuberger Berman.                         C-

   (i) Administrative Contracts:       (i) Service Agreement between Prudential and First Tennessee Bank National Association.       C-

   (j) Powers of Attorney:             (i) James J. Avery, Jr., Helen M. Galt, Bernard J. Jacob, Scott D. Kaplan, Tucker I. Marr,    C-
                                       David R. Odenath Jr, and Scott G. Sleyster.

   (k) Legal Opinion and Consent:      Opinion and Consent of Thomas C. Castano, Esq., as to the legality of the securities          C-
                                       being registered.

   (n) Auditor Consent:                Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.         C-

   (q) Redeemability Exemption:        (i) Memorandum describing Pruco Life Insurance Company's issuance, transfer, and              C-
                                       redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii)